                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-05547
                                The Laudus Trust
                 ---------------------------------------------
               (Exact name of registrant as specified in charter)

             101 Montgomery Street, San Francisco, California 94104
             ------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                                Evelyn Dilsaver
                                The Laudus Trust
             101 Montgomery Street, San Francisco, California 94104
             ------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  (415) 627-7000

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2006

ITEM 1: REPORT(s) TO SHAREHOLDERS.

ANNUAL REPORT
March 31, 2006                                               (LAUDUS FUNDS LOGO)

                                                 COMMAND PERFORMANCE(TM)

U.S. EQUITY FUNDS
Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Large Capitalization Growth Fund
Laudus Rosenberg U.S. Large Capitalization Value Fund
Laudus Rosenberg U.S. Discovery Fund
Laudus Rosenberg U.S. Small Capitalization Fund

INTERNATIONAL EQUITY FUNDS
Laudus Rosenberg International Equity Fund
Laudus Rosenberg International Small Capitalization Fund

LONG/SHORT EQUITY FUNDS
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund Laudus Rosenberg Global Long/Short Equity Fund
Laudus Rosenberg Value Long/Short Equity Fund


Each of the Funds is a series of Laudus Trust, which is an open-end management investment company offering diversified portfolios with different investment objectives and strategies.

Charles Schwab Investment Management, Inc. is the Manager to the Funds and AXA Rosenberg
Investment Management LLC is the Sub-adviser.

Table of Contents

     1   PRESIDENT'S MESSAGE

     2   MANAGEMENT'S DISCUSSION

     9   PERFORMANCE AND FUND FACTS

    24   FUND EXPENSES

    26   FINANCIAL STATEMENTS AND NOTES

   149   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   151   APPROVALS OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

   154   TRUSTEES AND OFFICERS OF LAUDUS TRUST

   156   DEFINITIONS, TERMS AND OTHER INFORMATION

NOTICE ABOUT DUPLICATE MAILINGS

In order to reduce expenses of the Laudus Trust incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Laudus Trust may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 800.447.3332.

Each of the Funds is a series of the Laudus Trust (the "Trust"), an open-end management investment company offering multiple portfolios with different investment objectives and strategies. Except as explicitly described otherwise, the investment objective and policies of each of the Funds may be changed without shareholder approval. The Funds are advised by Charles Schwab Investment Management, Inc. ("CSIM"). AXA Rosenberg Investment Management LLC ("AXA Rosenberg") acts as Sub-adviser to the Funds. The Funds are distributed by ALPS DISTRIBUTORS, INC.

President's Message


--------------------------------------------------------------------------------
(PHOTO OF EVENYN DILSAVER)
EVELYN DILSAVER is President and CEO of Laudus Funds. She joined the firm in 1992 and has held a variety of executive positions at Schwab.
--------------------------------------------------------------------------------


I'm pleased to bring you the annual report for the Laudus Rosenberg Funds for the year ended March 31, 2006. The consistently strong results generated by the funds have led to substantial growth in assets, which exceeded $4.3 billion as of the end of the report period.

Our primary goal is to deliver consistent and sustainable performance to our shareholders across a variety of investment mandates. We are excited to announce the launch of the Laudus Rosenberg International Discovery Fund which commenced operations on May 31, 2006. This new Fund follows the same investment discipline used in all of the Laudus Rosenberg Funds and provides access to international small/mid-cap companies in developed and emerging markets.

At times, it becomes necessary to close funds due to limited capacity to ensure that our portfolio managers can continue to effectively execute the investment strategy that led to the Funds' success. As of this writing, three of our funds remained closed to new investors: Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg U.S. Discovery Fund and Laudus Rosenberg U.S. Small Capitalization Fund.

By now, you would have received a proxy statement from the Laudus Funds in which the Laudus Board of Trustees is asking you to approve a proposal to elect ten members to the Board of Trustees, three from the current Board of Trustees plus seven new nominees, all of whom are experienced mutual fund directors. I would like to take this opportunity to remind you that all votes are important and to encourage you to participate in the governance of your funds by voting your shares as soon as possible. If you need help voting or have questions about the proxy, please call our proxy solicitor, D.F. King at 1-888-605-1956.

In closing, I'd like to emphasize that your trust is very important to us, and I will do all I can to maintain that trust. Thank you for investing in Laudus Funds.

Sincerely,

/s/ Evelyn Dilsaver

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling 800-447-3332. Please read the prospectus carefully before investing.

                                                  Laudus Trust Annual Report   1

Management's Discussion for the year ended March 31, 2006

U.S. MARKET OVERVIEW

The U.S. equity market fought through continually rising interest rates, volatile crude oil prices, geopolitical tensions, and even hurricanes to turn in a positive performance for the year ended March 31, 2006. The Russell 1000(R) Index rose 13.20% over the twelve months, a strong performance but less than the torrid 25.85% increase posted by the small-cap Russell 2000(R) Index over the same period. Value stocks performed slightly better than growth stocks in the large-cap segment over the period. Record-breaking crude oil prices propelled the Energy sector into the lead for the year, far ahead of the second-place Financial sector. The Consumer Discretionary sector trailed the field, as consumers faced a slowing housing market in addition to higher gas prices at the pump and ever-increasing interest rates.

We believe that the economic value of any company is driven largely by its ability to generate future earnings and its current investment value is a combination of the price of both this future earnings potential and the company's near-term earnings growth. Over time we expect investors will reward stocks that produce superior future earnings and near-term earnings growth relative to their price. Our investment process identifies what we believe to be superior earnings stocks through a combination of our Valuation and Earnings Forecast models. The bottom-up insights of these models drive our portfolios' long term success, but they also lead to modest active industry and style exposures that impact short-term performance.

Our stock selection process includes two fundamental insights on each company in our universe. A VALUATION MODEL identifies bargains, and expensive stocks within each industry; and an EARNINGS FORECAST MODEL identifies companies with superior/inferior year ahead earnings.

VALUATION MODEL: Fundamental valuation of stocks by the Valuation Model is the heart of our investment process. The model first classifies companies into one or more of 170 business segments, valuing each company's individual operating businesses, based on assets, earnings and sales by business segment, in comparison with similar business operations of other companies. The model then refines the business segment valuations to account for the financial data only reported at the company-wide level, including footnote information (over 200 line items in all). The result is a single valuation for each of the more than 5,500 U.S. broad market companies we follow. The difference between AXA Rosenberg's valuation and the market price reflects an opportunity for profit.

EARNINGS FORECAST MODEL: A second opportunity for profit is captured by our Earnings Forecast Model. This model combines numerous fundamental variables related to earnings change with variables that capture investor enthusiasm for companies. These variables include measures of profitability, measures of operational efficiency, individual analysts' earnings forecasts, broker recommendations, earnings surprise and prior market performance. Together, these data are used to forecast earnings changes over the following 12 months. Each company's earnings forecast alpha is added to its valuation alpha to arrive at a total company alpha.

While the reward to earnings is the biggest driver of our relative performance over time, our portfolios have exposures to risk characteristics and industries that will also have an impact on performance. These active exposures are a by-product of trading off the return opportunities identified by our stock selection models with the risk of deviating from the benchmark on these dimensions.

U.S. EQUITY FUNDS PERFORMANCE

TOTAL RETURNS are for the year ended 3/31/06 unless indicated otherwise. For performance details, see pages 9 through 13.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND(1,2)
------------------------------------------------------
AXLIX                  AXLVX             Russell
Institutional shares   Investor shares   1000 Index
14.90%                 14.57%            13.20%

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND(1)
---------------------------------------------------------
REDIX                   REFIX              Russell 1000
Institutional shares    Investor shares    Growth Index
14.85%                  14.48%             13.14%

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND*(1,2)
------------------------------------------------------------
LLCVX                    LCVJX               Russell 1000
Institutional shares     Investor shares     Value Index
19.83%                   19.33%              14.85%

LAUDUS ROSENBERG U.S. DISCOVERY FUND(1,3)
------------------------------------------------------------
(closed to new investors)
RDISX                    RDIVX               Russell
Institutional shares     Investor shares     2500 Index
22.80%                   22.40%              24.05%

 2  Laudus Trust Annual Report

Management's Discussion continued

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND(1,3)
-------------------------------------------------------------------
(closed to new investors)
USCIX                 LIFUX           BRSCX            Russell
Institutional shares  Adviser shares  Investor shares  2000 Index
19.46%                19.09%          18.98%           25.85%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

Investors cannot invest directly in any index.

* For the period May 2, 2005 (commencement of operations) through March 31, 2006 (Not annualized).

(1) Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

(2) Value-based investments are subject to the risk that the broad market may not recognize their value.

(3) Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND The U.S. Large Capitalization Fund Investor Shares gained 14.57%, and the Institutional Shares 14.90%, both outperforming the Russell 1000 Index benchmark gain of 13.20%.

Among Risk Factors, the Fund was consistently overweight to Relative Strength, a measure of recent price performance, over the last twelve months, and this factor was the leading positive contributor for the period. In our investment process high Relative Strength is one indicator of better-than-average near-term earnings growth expectations. Our Earnings Forecast Model tends to favor these types of stocks when we find that the high expected earnings growth may not be fully reflected in the stock price.

In addition to Relative Strength, the companies represented in Fund holdings had lower average Financial Leverage, a debt ratio measure, implying less interest rate exposure in an environment of increasing rates compared to the benchmark. The stocks with higher leverage tended to sell off as rates climbed, allowing the lower leverage stocks in the Fund to outperform.

Among Industry allocations, Integrated Oil stocks were overweighted in the Fund for most of the period, and as oil prices soared these stocks turned in month after month of strong performance and positive contribution. Our positive view on this group is driven primarily by strong earnings growth signals from our Earnings Forecast Model, resulting in continued attractiveness of this industry even as stock prices rose over the period.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND The U.S. Large Capitalization Growth Fund Investor Shares gained 14.48%, and the Institutional Shares 14.85%, both outperforming the Russell 1000(R) Growth Index benchmark gain of 13.14%.

Among Risk Factors, the Fund was consistently overweight to Relative Strength, a measure of recent price performance, over the last twelve months, and this factor was the leading positive contributor for the period. In our investment process high Relative Strength is one indicator of better than average near-term earnings growth expectations. Our Earnings Forecast Model tends to favor these types of stocks when we find that the high expected earnings growth may not be fully reflected in the stock price.

In addition to Relative Strength, the companies represented in fund holdings had lower average Financial Leverage, a debt ratio measure, implying less interest rate exposure in an environment of increasing rates compared to the benchmark. The stocks with higher leverage tended to sell off as rates climbed, allowing the lower leverage stocks in the fund to outperform.

Among Industry allocations, Energy stocks, including those in the Oil & Coal Resources and Oil Drilling & Services industries, were overweighted in the Fund for most of the period, and as oil prices soared these stocks turned in month after month of strong performance and positive contribution. Our positive view on this group is driven primarily by strong earnings growth signals from

                                                  Laudus Trust Annual Report   3

Management's Discussion continued

our Earnings Forecast Model, resulting in continued attractiveness of this industry even as stock prices rose over the period.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND The U.S. Large Capitalization Value Fund Investor Shares gained 19.33%, and the Institutional Shares were up 19.83%, from the Fund's inception on May 2, 2005 through March 31, 2006 (Not annualized), both outperforming the Russell 1000(R) Value Index benchmark return of 14.85% over the same period.

Among Risk Factors, the Fund was consistently overweight to Relative Strength, a measure of recent price performance, over the period, and this factor was the leading positive contributor. In our investment process high Relative Strength is one indicator of better than average near-term earnings growth expectations. Our Earnings Forecast Model tends to favor these types of stocks when we find that the high expected earnings growth may not be fully reflected in the stock price.

Among Industry allocations, Energy stocks, including those in the Oil & Coal Resources and Oil Drilling & Services industries, were overweighted in the Fund for most of the period, and as oil prices soared these stocks turned in month after month of strong performance and positive contribution. Our positive view on this group is driven primarily by strong earnings growth signals from our Earnings Forecast Model, resulting in continued attractiveness of this industry even as stock prices rose over the period.

LAUDUS ROSENBERG U.S. DISCOVERY FUND The U.S. Discovery Fund Investor Shares gained 22.40%, and the Institutional Shares 22.80%, both underperforming the Russell 2500(TM) Index benchmark return of 24.05%.

The overall market environment was an important factor in the Fund's returns over the period. The mid-small cap sector experienced substantial gains over the past year, and despite some skepticism that this would continue, this market cap sector rose sharply again in the first quarter of 2006. The stocks leading the charge, however, did not generally have the characteristics that we have found are associated with attractive future earnings relative to their current price. Our research shows that these stocks are likely to disappoint investors by producing lower than expected future earnings and underperform over time, while stocks with better earnings relative to initial price, which we refer to as "earnings advantage", should outperform.

As consolation to investors who have seen the Fund trail the benchmark in recent periods, the Fund continues to exhibit an earnings advantage that we believe will ultimately result in portfolio outperformance. Our research suggests that historically when the situation has reversed, the gains to stocks with an earnings advantage more than offset the losses experienced during the previous period of reduced earnings focus. Nonetheless, during the current environment in which investors in this market cap sector do not appear to be focused on earnings, our earnings advantage has not been rewarded relative to stocks with lower quality fundamentals.

Among Industry allocations, REITs were among the largest gainers over the year, and our underweight holdings in REITs contributed to underperformance. While no single REIT position within the Fund was significant by itself, our view of REITs is that although the Earnings Forecast Model signal is somewhat positive, the Valuation Model points to these stocks being significantly overpriced, outweighing the earnings signal and resulting in an underweight position.

Among Risk Factors, the Fund was consistently overweight to Relative Strength, a measure of recent price performance, over the period, and this factor was the leading positive contributor. In our investment process high Relative Strength is one indicator of better than average near-term earnings growth expectations, and our Earnings Forecast Model tends to favor these types of stocks when we find that the high expected earnings growth may not be fully reflected in the stock price.

In addition to Relative Strength, the companies represented in Fund holdings had lower average Financial Leverage, a debt ratio measure, implying less interest rate exposure in an environment of increasing rates compared to the benchmark. The stocks with higher leverage tended to sell off as rates climbed, allowing the lower leverage stocks in the fund to outperform, providing positive contribution to performance.

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND The U.S. Small Capitalization Fund Investor Shares gained 18.98%, the Adviser Shares 19.09%, and the Institutional Shares 19.46%, all three underperforming performing the Russell 2000(R) Index benchmark gain of 25.85%.

The overall market environment was an important factor in the Fund's returns over the period. The small-cap

 4  Laudus Trust Annual Report

Management's Discussion continued

sector experienced substantial gains over the past year, and despite some skepticism that this would continue, this market cap sector rose sharply again in the first quarter of 2006. The stocks leading the charge, however, did not generally have the characteristics that we have found are associated with attractive future earnings relative to their current price. Our research shows that these stocks are likely to disappoint investors by producing lower than expected future earnings and underperform over time, while stocks with better earnings relative to initial price, which we refer to as "earnings advantage", should outperform.

As consolation to investors who have seen the Fund trail the benchmark in recent periods, the Fund continues to exhibit an earnings advantage that we believe will ultimately result in portfolio outperformance. Our research suggests that historically when the situation has reversed, the gains to stocks with an earnings advantage more than offset the losses experienced during the previous period of reduced earnings focus. Nonetheless, during the current environment in which investors in this cap sector do not appear to be focused on earnings, our earnings advantage has not been rewarded relative to stocks with lower quality fundamentals.

Among Industry allocations, REITs were among the largest gainers over the year, and our underweight holdings in REITs contributed to underperformance. While no single REIT position within the Fund was significant by itself, our view of REITs is that although the Earnings Forecast Model signal is somewhat positive, the Valuation Model points to these stocks being significantly overpriced, outweighing the earnings signal and resulting in an underweight position.

Among Risk Factors, the Fund was consistently overweight to Relative Strength, a measure of recent price performance, over the period, and this factor was the leading positive contributor. In our investment process high Relative Strength is one indicator of better than average near-term earnings growth expectations, and our Earnings Forecast Model tends to favor these types of stocks when we find that the high expected earnings growth may not be fully reflected in the stock price.

In addition to Relative Strength, the companies represented in Fund holdings had lower average Financial Leverage, a debt ratio measure, implying less interest rate exposure in an environment of increasing rates compared to the benchmark. The stocks with higher leverage tended to sell off as rates climbed, allowing the lower leverage stocks in the fund to outperform, providing positive contribution to performance.

INTERNATIONAL EQUITY MARKET OVERVIEW

International equity markets showed strong gains for the year. Robust corporate earnings, resilient global growth, increased merger and acquisition (M&A) activity, a benign economic environment, and the lack of a significant geopolitical crisis helped propel many global markets to multi-year highs. These gains came in spite of rising interest rates, higher energy costs, and environmental disasters. The Japanese economy emerged from a decade-long malaise and posted solid returns. The European and Asia Pacific regions also posted robust returns for the fiscal year period.

Global M&A activity increased over the course of the year, reaching levels not seen in years. It was another very positive year for commodities as many precious metals and base metals reached record highs. Continued demand from China, supply disruptions and low stockpiles helped push commodity markets higher. On the back of this commodity rally, global Materials and Energy sectors performed the best.

In Europe markets shrugged off a sluggish start to the year to post positive returns. Weak economic growth, poor consumer confidence, an election stalemate in Germany, riots in France and the defeat of the European Union constitution did little to hold back the region's equity markets. The European Central Bank increased rates 50 basis points over the course of the year to 2.50%, the first such hikes in over a year. European M&A activity helped lead many markets to multi-year highs during the year.

The recent recovery of the Japan equity markets stands out as the most welcome development for global investors this year. Economic recovery in Japan helped the market perform strongly over the course of the year. The election victory of Prime Minister Koizumi gave a much-needed boost to the markets and was seen as a mandate for continued economic and political revitalization.

Asia Pacific equity markets posted solid returns. The long-feared threat of a bird flu epidemic and a slump in Chinese consumption never materialized. The hearty performance of the global commodities and oil markets benefited the region's Energy and Materials sectors. The rise of China as

                                                  Laudus Trust Annual Report   5

Management's Discussion continued

an economic powerhouse was highlighted over the year as the economy became the sixth largest in the world.

While the reward to earnings is the biggest driver of our relative performance over time, our portfolios have exposures to risk characteristics and industries that will also have an impact on performance. These active exposures are a by-product of trading off the return opportunities identified by our stock selection models with the risk of deviating from the benchmark on these dimensions.

INTERNATIONAL EQUITY FUNDS PERFORMANCE

TOTAL RETURNS are for the year ended 3/31/06. For performance details, see pages 14 through 17.

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND(1)
-------------------------------------------------
                                       MSCI-
REQIX                 RIEIX            EAFE(R)
Institutional shares  Investor shares  Index
23.86%                23.41%           24.94%


LAUDUS ROSENBERG INTERNATIONAL
SMALL CAPITALIZATION FUND(1,2)
--------------------------------------------------------------
                                                 S&P/Citigroup
ICSIX                 RISIX                      World ex
Institutional shares  Investor shares  NGSCexUS  US EMI
30.90%                30.48%           29.01%    31.95%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

Investors cannot invest directly in any index.

(1) There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

(2) Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND The International Equity Fund Investor Shares gained 23.41%, and the Institutional Shares 23.86%, both underperforming the MSCI EAFE(R) Index benchmark gain of 24.94%. Contribution from Risk factors and Industry were positive while the contribution from Stock Selection was negative.

From a risk factor standpoint, market investors benefited from holding stock with strong Relative Strength and High Trading Activity stocks over the course of the year. The portfolio itself benefited from an overweight position in the strongly performing Relative Strength risk factor. An overweight position in Yield Risk was the largest negative contributor to performance.

Overweight positions along industry lines such as Construction/Homebuilding, Oil Distribution and Basic Minerals & Metals helped performance. The portfolio's modest underweight positions in Cars & Trucks and Drugs & Pharmaceuticals hurt overall performance.

Stock selection was a negative contributor to overall performance over the period. Overweight positions in OMV AG, Anglo American and Societe Generale were positive contributors this year. Among the stocks that hurt performance were overweight positions in Vodafone, AP Moller-Maersk and Vivendi.

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND The International Small Capitalization Fund Investor Shares gained 30.48%, and the Institutional Shares were up 30.90%, both underperfoming the S&P/Citigroup World x US Extended Market Index (EMI) benchmark gain of 31.95%. Contribution from Risk factors and Industry were positive while Stock Selection was a negative contributor over the year.

From a risk factor standpoint, market investors benefited from holding stocks with strong Relative Strength and high Trading Activity this past year. The portfolio itself benefited from an overweight position in the strongly performing Relative Strength risk factor. An underweight position in Trading Activity was the largest negative contributor to performance.

Energy and Materials were the best performing sectors for the year. Overweight positions along industry lines such as Oil Distribution, Basic Minerals & Metals, and Construction Materials helped performance. The portfolio's modest underweight positions in Miscellaneous Finance and Gas & Public Utilities hurt overall performance.

Stock selection was a negative contributor to performance over the year. Overweight positions in Boliden AB, OMV AG, and Dragon Oil were positive contributors this year.
 6  Laudus Trust Annual Report

Management's Discussion continued

Among the stocks that hurt performance were overweight positions in Rallye SA, Outokumpu Oy, and Dyckerhoff AG.

LONG/SHORT EQUITY FUNDS PERFORMANCE

While the reward to earnings is the biggest driver of our relative performance over time, our portfolios have exposures to risk characteristics and industries that will also have an impact on performance. These active exposures are a by-product of trading off the return opportunities identified by our stock selection models with the risk of deviating on these dimensions between the Long and Short sides of the portfolios.

TOTAL RETURNS below are for the year ended 3/31/06. For performance details, see pages 18 through 23.

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
LONG/SHORT EQUITY FUND(1)
-------------------------------------------------
SSMNX                 RMNIX            90-Day
                                       Treasury
Institutional shares  Investor shares  Bills
                                       (T-Bills)
7.29%                 7.09%            3.84%

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND(1,2)
----------------------------------------------------
MSMNX                  RMSIX             90-Day
                                         Treasury
Institutional shares   Investor shares   Bills
                                         (T-Bills)
6.91%                  6.58%             3.84%

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND(3,4)
----------------------------------------------------
BMNIX                  BRMIX             90-Day
                                         Treasury
Institutional shares   Investor shares   Bills
                                         (T-Bills)
2.41%                  2.08%             3.84%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

Investments in long/short funds are more volatile and risky than some other forms on investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the manager will be successful.

The Fund may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is obligated to buy the security on a later date so it can return the security to the lender. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because the Fund's loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, is theoretically unlimited.

Since risk in the Long/Short Funds relates specifically to the Manager's stock selection techniques and not to any systematic or economy-wide factors, the proper benchmark is an asset that also has the least exposure to systematic influences. 90-day T-bills are such an asset. The full faith and credit of the U.S. government back an investment in 90-day T-bills. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.

(1) Mid capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.

(2) There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

(3) Value-based investments are subject to the risk that the broad market may not recognize their value.

(4) Small- and mid-capitalization funds typically carry additional risk since small- and mid-capitalization companies generally have a higher risk of failure.

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND The U.S. Large/Mid Capitalization Long/Short Equity Fund Investor Shares gained 7.09%, and the Institutional shares were up 7.29% for the reporting period, both outperforming the 90-day T-bills benchmark return of 3.84%. The Fund generated positive returns from both risk factors and individual stock selection. The Fund experienced negative returns overall from exposure to industry factors, specifically from a net short exposure to REITs and a net long exposure to Biotechnology. The Fund benefited from a net long exposure to the Oil and Coal Resources industry.

In the risk factors the Fund was helped by a net short exposure to financial leverage, in a rising rate environ-
                                                  Laudus Trust Annual Report   7

Management's Discussion continued

ment, and a net long exposure to relative strength. Financial leverage is a combination of debt-to-asset ratio, book leverage and other indicators. The Fund continued its near-zero exposure to beta.

The top individual stock contributors were net long positions in Chicago Mercantile Holdings, Burlington Northern and Moody's Corporation. However, net short positions in Halliburton, Starbucks and net long positions in IBM all detracted from total return.

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND The Global Long/Short Equity Fund Investor Shares gained 6.58% for the year ended March 31, 2006, and the Institutional Shares were up 6.91% outperforming the 90-day T-Bills benchmark return of 3.84%. After a weak start, the portfolio performed well throughout the fiscal year, although it gave up some gains in the final quarter of 2005. From a regional standpoint, the portfolio maintained a small overweight position in Japan and slightly underweight positions in the U.S. and Europe. Given the relatively stronger performance of Japan compared to the other two regions, this had a positive net effect on the overall return of the portfolio.

The portfolio was significantly rewarded by a consistently overweight position in stocks with high relative strength, a measure of stock price momentum. These positions typically exhibit an above-average rate of growth in near-term earnings, which our Earnings Forecast Model prefers, especially when we discover that high expected earnings growth is not completely reflected in the price of a stock. The performance of stock markets in Japan and Europe in particular contributed to the strong impact of this factor on overall performance. An overweight position in stocks with high earnings variability -- a measure of the volatility of a company's earnings stream -- also benefited portfolio performance.

At the industry level, the strongest performance came from overweight positions in Energy stocks, as oil prices remained high throughout 2005 and into 2006; Oil Drilling and Service companies and Oil Distribution holdings led the way. Overweight positions in Construction and Homebuilding stocks, including companies providing Construction Materials, also rewarded portfolio performance, with building and building supplies companies benefiting from ongoing economic growth in the U.S. as well as an apparent recovery in the Japanese economy. Finance stocks boosted portfolio performance too, as nascent Japanese economic growth favored an overweight holding in Japanese banks and financial stocks, while continued merger and acquisition activity in Europe, both real and rumored, helped stocks in that region. The most significant drag on portfolio performance came from our active position in auto manufacturers: negative performance by U.S. auto makers was more than offset by positive performance from Japanese manufacturers and, since we were underweight, this was detrimental to our auto holdings overall.

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND The Value Long/Short Equity Fund Investor Shares were up 2.08%, and the Institutional Shares were up 2.41% for the reporting period, underperforming the 90-day T-bills benchmark return of 3.84%. The Fund's risk profile of net short exposure to companies with high financial leverage and a net long exposure to relative strength contributed to positive returns. However, the Fund was hurt by residual stock selection and specifically by its net short exposure to specific positions in eTrade, Amylin Pharmaceuticals, and Rambus -- all of which did well due to company-specific news or performance results.

The Fund also had a somewhat negative exposure to beta which hurt it in a rising market environment. The portfolio's net short exposure to stocks with high trading activity also detracted from return.

The best performing industries for the Fund were net long positions in Oil Drilling and Services and Basic Minerals and Metals. The worst performing industry was a net short position in REITs. The top individual stock contributors were Allegheny Technologies, a specialty metals maker, and Joy Global, a maker of mining equipment.

 8  Laudus Trust Annual Report

Performance and Fund Facts

Laudus Rosenberg U.S. Large Capitalization Fund as of 3/31/06

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
----------------------------------------

                                                                    INSTITUTIONA SHARES             RUSSELL 1000 GROWTH INDEX*
                                                                    -------------------             --------------------------
6/19/2002                                                                 50000.00                           50000.00
3/03                                                                      41610.00                           41585.00
3/04                                                                      55063.00                           56714.00
3/05                                                                      60382.00                           60820.00
3/06                                                                      69378.00                           68848.00

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
----------------------------------------

                                                                      INVESTOR SHARES                 RUSSELL 1000(R) INDEX*
                                                                      ---------------                 ----------------------
7/31/02                                                                   10000.00                           10000.00
3/03                                                                       9358.00                            9419.00
3/04                                                                      12342.00                           12844.70
3/05                                                                      13480.00                           13774.60
3/06                                                                      15444.00                           15593.00

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                                   SINCE INCEPTION        SINCE INCEPTION
CLASS AND INCEPTION DATE                               1 YEAR        3 YEAR         INSTITUTIONAL            INVESTOR
Institutional (6/19/02)                                14.90%        18.58%             9.05%                    n/a
Investor (7/31/02)                                     14.57%        18.17%               n/a                 12.58%
Russell 1000(R) Index*                                 13.20%        18.30%             8.82%                 12.88%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Investors cannot invest directly in any index.

* The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, and represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                  Institutional    Investor
FUND OVERVIEW(2)                  Shares           Shares
------------------------------------------------------------
Initial Investment                $50,000          $2,500

Inception Date                    6/19/02          7/31/02

Total Net Assets ($ x 1,000)      $54,296          $10,026
Ticker Symbol                     AXLIX            AXLVX
Cusip                             51855Q101        51855Q853
NAV                               $12.35           $12.36
Expense Ratio(3)                  0.99%            1.36%(4)

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 231

Median Market Capitalization ($Wtd. x            $37,277
  1,000,000)
Portfolio Turnover (One year trailing)               144%
Price to Earnings (P/E)                            15.70
Price to Book (P/B)                                 2.55
Price to Cash Flow                                 11.88
Beta                                                1.10
Return on Equity                                   18.41%
Five-Year Earnings Growth                          29.51%

TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------
Bank of America Corp.                               3.5%
Exxon Mobil Corp.                                   3.2%
Hewlett-Packard Co.                                 2.7%
Home Depot, Inc.                                    2.6%
AT&T Corp.                                          2.4%
Wachovia Corp.                                      2.3%
ConocoPhillips                                      2.2%
American International Group Inc.                   2.0%
General Electric Co.                                2.0%
Chevron Texaco Corp.                                1.9%
TOTAL                                              24.8%

PORTFOLIO COMPOSITION(2) % of Investments

--------------------------------------------------------

SECTOR WEIGHTINGS
[PIE GRAPH]

Financials                                         23.6
Information Technology                             15.9
Energy                                             12.2
Consumer Discretionary                             11.5
Industrials                                        11.2
Health Care                                         9.8
Consumer Staples                                    5.5
Materials                                           3.9
Utilities                                           3.5
Telecommunications Services                         2.9

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses.

(4) This reflects a blended rate, as the Manager implemented an expense limitation agreement on Investor Shares effective January 3, 2006. Please see page 143 for more information.

                                                  Laudus Trust Annual Report   9

Performance and Fund Facts

Laudus Rosenberg U.S. Large Capitalization Growth Fund as of 3/31/06

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
----------------------------------------

                                                                    INSTITUTIONAL SHARES            RUSSELL 1000 GROWTH INDEX*
                                                                    --------------------            --------------------------
6/7/2000                                                                  50000.00                           50000.00
3/01                                                                      38645.00                           31665.00
3/02                                                                      39298.00                           31032.00
3/03                                                                      30385.00                           22725.00
3/04                                                                      40364.00                           30040.00
3/05                                                                      41744.00                           30391.00
3/06                                                                      47943.00                           34384.00

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
----------------------------------------

                                                                      INVESTOR SHARES             RUSSELL 1000(R) GROWTH INDEX*
                                                                      ---------------             -----------------------------
8/15/03                                                                   10000.00                           10000.00
3/04                                                                      11450.00                           11284.00
3/05                                                                      11810.00                           11415.00
3/06                                                                      13520.00                           12915.00

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                                        SINCE INCEPTION     SINCE INCEPTION
CLASS AND INCEPTION DATE                               1 YEAR     3 YEAR     5 YEAR      INSTITUTIONAL         INVESTOR
Institutional (6/7/00)                                 14.85%     16.42%     4.41%          -0.72%                 n/a
Investor (8/15/03)                                     14.48%        n/a       n/a             n/a              12.16%
Russell 1000(R) Growth Index*                          13.14%     14.80%     1.66%          -6.23%              10.23%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Investors cannot invest directly in any index.

* The Russell 1000 Growth(R) Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                  Institutional    Investor
FUND OVERVIEW(2)                  Shares           Shares
------------------------------------------------------------
Initial Investment                $50,000          $2,500
Inception Date                    6/7/00           8/15/03
Total Net Assets ($ x 1,000)      $44,426          $1,810
Ticker Symbol                     REDIX            REFIX
Cusip                             51855Q200        51855Q846
NAV                               $9.26            $9.33
Expense Ratio(3)                  0.99%            1.34%(4)

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 319
Median Market Capitalization ($Wtd. x            $37,554
  1,000,000)
Portfolio Turnover (One year trailing)                79%
Price to Earnings (P/E)                            21.38
Price to Book (P/B)                                 3.95
Price to Cash Flow                                 15.98
Beta                                                1.15
Return on Equity                                   21.52%
Five-Year Earnings Growth                          27.75%

TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------
General Electric Co.                                3.5%
Microsoft Corp.                                     3.0%
Cisco Systems, Inc.                                 2.5%
Procter & Gamble Co.                                2.1%
Johnson & Johnson                                   2.1%
PepsiCo, Inc.                                       1.8%
Home Depot, Inc.                                    1.6%
Qualcomm, Inc.                                      1.5%
UnitedHealth Group, Inc.                            1.4%
Intel Corp.                                         1.3%
TOTAL                                              20.8%

PORTFOLIO COMPOSITION(2) % of Investments

--------------------------------------------------------

SECTOR WEIGHTINGS

Information Technology                             24.2
Health Care                                        18.9
Industrials                                        16.7
Consumer Discretionary                             11.8
Consumer Staples                                    9.3
Financials                                          8.7
Energy                                              5.4
Materials                                           3.0
Telecommunications Services                         1.2
Utilities                                           0.8

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses.

(4) This reflects a blended rate, as the Manager implemented an expense limitation agreement on Investor Shares effective January 3, 2006. Please see page 143 for more information.

 10  Laudus Trust Annual Report

Performance and Fund Facts

Laudus Rosenberg U.S. Large Capitalization Value Fund as of 3/31/06

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
----------------------------------------

                                                                    INSTITUTIONAL SHARES          RUSSELL 1000(R) VALUE INDEX**
                                                                    --------------------          -----------------------------
5/2/05                                                                     50000                              50000
5/05                                                                       51450                              50970
6/05                                                                       52500                              51526
7/05                                                                       54547                              53015
8/05                                                                       54645                              52787
9/05                                                                       56044                              53526
10/05                                                                      53494                              52166
11/05                                                                      55495                              53872
12/05                                                                      56033                              54201
1/06                                                                       58751                              56304
2/06                                                                       58146                              56647
3/06                                                                       59907                              57412

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
----------------------------------------

                                                                      INVESTOR SHARES             RUSSELL 1000(R) VALUE INDEX**
                                                                      ---------------             -----------------------------
5/2/05                                                                     10000                              10000
5/05                                                                       10290                              10194
6/05                                                                       10490                              10305
7/05                                                                       10900                              10603
8/05                                                                       10910                              10557
9/05                                                                       11190                              10705
10/05                                                                      10680                              10433
11/05                                                                      11070                              10774
12/05                                                                      11168                              10840
1/06                                                                       11711                              11261
2/06                                                                       11590                              11329
3/06                                                                       11932                              11482

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                             SINCE INCEPTION   SINCE INCEPTION
CLASS AND INCEPTION DATE                                                     INSTITUTIONAL*       INVESTOR*
Institutional (5/02/05)                                                          19.83%               n/a
Investor (5/02/05)                                                                  n/a            19.33%
Russell 1000(R) Value Index**                                                    14.85%            14.85%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Value-based investments are subject to the risk that the broad market may not recognize their value.

Investors cannot invest directly in any index.

* Not annualized. For the period May 2, 2005 (commencement of operations) through March 31, 2006.

** The Russell 1000 Value(R) Index measures the performance of those Russell
   1000 companies with lower valuation ratios such as price-to-book and price-to-earnings ratios.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                  Institutional    Investor
FUND OVERVIEW(2)                  Shares           Shares
------------------------------------------------------------
Initial Investment                $50,000          $2,500
Inception Date                    5/2/05           5/2/05
Total Net Assets ($ x 1,000)      $6,694           $145
Ticker Symbol                     LLCVX            LCVJX
Cusip                             51855Q713        51855Q721
NAV                               $11.89           $11.87
Expense Ratio(3)                  0.49%            0.87%(4)

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 164

Median Market Capitalization ($Wtd. x             34,494
  1,000,000)
Portfolio Turnover (One year trailing)                81%
Price to Earnings (P/E)                            13.12
Price to Book (P/B)                                 2.06
Price to Cash Flow                                  9.23
Beta                                                1.07
Return on Equity                                   17.69%
Five-Year Earnings Growth                          26.73%

--------------------------------------------------------
TOP EQUITY HOLDINGS(2) % of Net Assets
Bank of America Corp.                               4.3%
Exxon Mobil Corp.                                   4.2%
Citigroup, Inc.                                     4.0%
JPMorgan Chase & Co.                                3.5%
ConocoPhillips                                      2.2%
Hewlett-Packard Co.                                 2.2%
Verizon Communications, Inc.                        2.1%
Pfizer, Inc.                                        2.0%
Merrill Lynch & Co., Inc.                           1.8%
Time Warner, Inc.                                   1.7%

TOTAL                                              28.0%

PORTFOLIO COMPOSITION(2) % of Investments

--------------------------------------------------------

SECTOR WEIGHTINGS

Financials                                         34.0
Energy                                             21.1
Industrials                                         8.4
Consumer Discretionary                              7.3
Health Care                                         6.5
Information Technology                              6.5
Telecommunications Services                         5.0
Consumer Staples                                    4.9
Utilities                                           3.3
Materials                                           3.0

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses.

(4) This reflects a blended rate, as the Manager waived all expenses through October 2005 and implemented an expense limitation agreement on Investor Shares effective January 3, 2006. Please see page 143 for more information.

                                                 Laudus Trust Annual Report   11

Performance and Fund Facts

Laudus Rosenberg U.S. Discovery Fund as of 3/31/06

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
----------------------------------------

                                                                    INSTITUTIONAL SHARES              RUSSELL 2500 TM INDEX*
                                                                    --------------------              ----------------------
9/4/2001                                                                    50000                             50000
3/02                                                                        55625                             54310
3/03                                                                        47932                             41276
3/04                                                                        74726                             66301
3/05                                                                        82184                             71744
3/06                                                                       100922                             88999

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
----------------------------------------

                                                                      INVESTOR SHARES                RUSSELL 2500(TM) INDEX*
                                                                      ---------------                -----------------------
10/3/01                                                                   10000.00                           10000.00
3/02                                                                      11834.00                           12175.00
3/03                                                                      10178.00                            9253.00
3/04                                                                      15799.00                           14864.00
3/05                                                                      17331.00                           16085.00
3/06                                                                      21214.00                           19953.00

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                                   SINCE INCEPTION        SINCE INCEPTION
CLASS AND INCEPTION DATE                               1 YEAR        3 YEAR         INSTITUTIONAL            INVESTOR
Institutional (9/4/01)                                 22.80%        28.17%            16.60%                    n/a

Investor (10/3/01)                                     22.40%        27.74%               n/a                 18.22%

Russell 2500(TM) Index                                 24.05%        29.19%            13.44%                 16.62%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Small and mid-capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

Investors cannot invest directly in any index.

* The Russell 2500(R) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, and represents approximately 16% of the total market capitalization of the Russell 3000(R) Index.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                   Institutional    Investor
FUND OVERVIEW(2)                      Shares         Shares
-------------------------------------------------------------
Initial Investment                 $50,000          $2,500
Inception Date                     9/4/01           10/3/01
Total Net Assets ($ x 1,000)       $673,599         $284,285
Ticker Symbol                      RDISX            RDIVX
Cusip                              51855Q309        51855Q838
NAV                                $19.23           $19.07
Expense Ratio(3)                   1.09%            1.43%(4)

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 925

Median Market Capitalization ($Wtd. x 1,000,000)  $2,325
Portfolio Turnover (One year trailing)                89%
Price to Earnings (P/E)                            19.03
Price to Book (P/B)                                 2.26
Price to Cash Flow                                 13.10
Beta                                                1.33
Return on Equity                                   13.14%
Five-Year Earnings Growth                          32.31%

TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------
Allegheny Technology, Inc.                          1.5%
Cadence Design Systems, Inc.                        1.1%
Oshkosh Truck Corp.                                 1.1%
Eagle Materials, Inc.                               1.0%
Cummins, Inc.                                       1.0%
Tidewater, Inc.                                     1.0%
Manor Care, Inc.                                    0.9%
Alliant Energy Corp.                                0.9%
Joy Global, Inc.                                    0.9%
Intersil Corp., Class A                             0.9%
TOTAL                                              10.3%

PORTFOLIO COMPOSITION(2) % of Investments

--------------------------------------------------------

SECTOR WEIGHTINGS

Financials                                         18.8
Industrials                                        17.7
Information Technology                             16.9
Consumer Discretionary                             14.0
Energy                                             10.5
Health Care                                         8.9
Materials                                           5.4
Utilities                                           4.2
Consumer Staples                                    2.1
Telecommunications Services                         1.5

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses.

(4) This reflects a blended rate, as the Manager implemented an expense limitation agreement on Investor Shares effective January 3, 2006. Please see page 143 for more information.

 12  Laudus Trust Annual Report

Performance and Fund Facts

Laudus Rosenberg U.S. Small Capitalization Fund as of 3/31/06

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
----------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES             RUSSELL 2000(R) INDEX*
                                                                    --------------------             -----------------------
3/31/96                                                                   50000.00                           50000.00
3/97                                                                      59765.00                           52555.00
3/98                                                                      86629.00                           74633.00
3/99                                                                      68818.00                           62498.00
3/00                                                                      90400.00                           85803.00
3/01                                                                      89261.00                           72650.00
3/02                                                                     100612.00                           82806.00
3/03                                                                      91697.00                           60482.00
3/04                                                                     143809.00                           99087.00
3/05                                                                     157269.00                          104448.00
3/06                                                                     187874.00                          131447.00

PERFORMANCE OF A HYPOTHETICAL
$100,000 INVESTMENT IN ADVISER SHARES(1)
----------------------------------------
(LINE GRAPH)

                                                                       ADVISER SHARES                RUSSELL 2000(R) INDEX*
                                                                       --------------                -----------------------
1/21/97                                                                  100000.00                          100000.00
3/97                                                                      96748.00                           91790.00
3/98                                                                     139800.00                          130351.00
3/99                                                                     110858.00                          109156.00
3/00                                                                     145228.00                          149860.00
3/01                                                                     143148.00                          126887.00
3/02                                                                     176951.00                          144625.00
3/03                                                                     146245.00                          105620.00
3/04                                                                     228919.00                          173037.00
3/05                                                                     249788.00                          182398.00
3/06                                                                     297473.00                          229548.00

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
----------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES                 RUSSELL 2000(R) INDEX*
                                                                      ---------------                 ----------------------
10/22/96                                                                  10000.00                           10000.00
3/97                                                                      10684.00                            9988.00
3/98                                                                      15430.00                           14184.00
3/99                                                                      12229.00                           11878.00
3/00                                                                      16027.00                           16307.00
3/01                                                                      15783.00                           13807.00
3/02                                                                      19493.00                           15737.00
3/03                                                                      16098.00                           11493.00
3/04                                                                      25177.00                           18829.00
3/05                                                                      27443.00                           19847.00
3/06                                                                      32652.00                           24978.00

AVERAGE ANNUAL TOTAL RETURNS(1)

--------------------------------------------------------------------------------

                                                                        SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION
CLASS AND INCEPTION DATE                    1 YEAR   5 YEAR   10 YEAR    INSTITUTIONAL       INVESTOR           ADVISER
Institutional (2/22/89)                     19.46%   16.05%   14.15%        14.62%               n/a               n/a
Adviser (1/21/97)                           19.09%   15.75%    n/a             n/a               n/a            12.59%
Investor (10/22/96)                         18.98%   15.65%    n/a             n/a            13.35%               n/a
Russell 2000(R) Index*                      25.85%   12.59%   10.15%        11.39%            10.18%             9.46%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

Investors cannot invest directly in any index.

* The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, and represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                       Institutional     Adviser     Investor
FUND OVERVIEW(2)          Shares         Shares       Shares
--------------------------------------------------------------
Initial Investment     $50,000          $100,000     $2,500
Inception Date         2/22/89          1/21/97      10/22/96

Total Net Assets ($ x  $918,813         $49,952      $311,822
  1,000)
Ticker Symbol          USCIX            LIFUX        BRSCX
Cusip                  51855Q408        51855Q739    51855Q820
NAV                    $14.07           $13.88       $13.77
Expense Ratio(3)       1.09%            1.32%        1.43%(4)

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 725

Median Market Capitalization ($Wtd. x 1,000,000)   $1,094
Portfolio Turnover (One year trailing)                69%
Price to Earnings (P/E)                            19.91
Price to Book (P/B)                                 2.13
Price to Cash Flow                                 13.23
Beta                                                1.33
Return on Equity                                   11.72%
Five-Year Earnings Growth                          32.87%

TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------
Frontier Oil Corp.                                  1.7%
Granite Construction, Inc.                          1.3%
Walter Industries, Inc.                             1.2%
Veritas DGC, Inc.                                   1.2%
Lennox International, Inc.                          1.2%
EGL, Inc.                                           1.1%
Microsemi Corp.                                     1.1%
Trident Microsystems, Inc.                          1.1%
Carming Shoppes, Inc.                               1.0%
Kennametal, Inc.                                    1.0%
TOTAL                                              11.9%

PORTFOLIO COMPOSITION(2) % of Investments

--------------------------------------------------------

SECTOR WEIGHTINGS

Industrials                                        21.7
Information Technology                             18.7
Financials                                         17.2
Consumer Discretionary                             13.1
Health Care                                        10.8
Energy                                              7.8
Consumer Staples                                    4.1
Materials                                           3.7
Utilities                                           2.3
Telecommunications Services                         0.6

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses.

(4) This reflects a blended rate, as the Manager implemented an expense limitation agreement on Investor Shares effective January 3, 2006. Please see page 143 for more information.

                                                 Laudus Trust Annual Report   13

Performance and Fund Facts

Laudus Rosenberg International Equity Fund as of 3/31/06

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES               MSCI-EAFE(R) INDEX*
                                                                    --------------------               --------------------
6/7/00                                                                    50000.00                           50000.00
3/01                                                                      40750.00                           38140.00
3/02                                                                      37343.00                           35005.00
3/03                                                                      29628.00                           26971.00
3/04                                                                      45571.00                           42655.00
3/05                                                                      52115.00                           49258.00
3/06                                                                      64550.00                           61543.00

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES                  MSCI-EAFE(R) INDEX*
                                                                      ---------------                  --------------------
12/5/00                                                                   10000.00                           10000.00
3/01                                                                       9053.00                            8684.00
3/02                                                                       8254.00                            7970.00
3/03                                                                       6544.00                            6141.00
3/04                                                                      10052.00                            9712.00
3/05                                                                      11438.00                           11215.00
3/06                                                                      14116.00                           14013.00

AVERAGE ANNUAL TOTAL RETURNS(1)

--------------------------------------------------------------------------------

                                                                                   SINCE INCEPTION        SINCE INCEPTION
CLASS AND INCEPTION DATE                               1 YEAR        5 YEAR         INSTITUTIONAL            INVESTOR
Institutional (6/7/00)                                 23.86%         9.63%             4.49%                    n/a
Investor (12/5/00)                                     23.41%         9.29%               n/a                  6.69%
MSCI EAFE(R) Index*                                    24.94%        10.04%             3.64%                  6.55%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

Investors cannot invest directly in any index.

* The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE(R) Index) Index is a free float-adjusted market capitalization index that is designed to measure market equity performance in 21 developed market countries, excluding the U.S. and Canada.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                  Institutional    Investor
FUND OVERVIEW(2)                     Shares         Shares
------------------------------------------------------------
Initial Investment                $50,000          $2,500
Inception Date                    6/7/00           12/5/00
Total Net Assets ($ x 1,000)      $21,688          $18,824
Ticker Symbol                     REQIX            RIEIX
Cusip                             51855Q507        51855Q812
NAV                               $11.80           $11.77
Expense Ratio(3)                  1.34%            1.72%(4)

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 327
Median Market Capitalization ($Wtd. x            $33,663
  1,000,000)
Portfolio Turnover (One year trailing)                59%
Price to Earnings (P/E)                            17.72
Price to Book (P/B)                                 1.97
Price to Cash Flow                                  9.76
Beta                                                1.07
Return on Equity                                   11.85%
Five-Year Earnings Growth                          21.95%

TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------
Royal Bank of Scotland Group plc                    1.6%
Vodafone Group plc                                  1.5%
Eni S.p.A.                                          1.5%
Nokia Oyj                                           1.5%
Mitsubishi Tokyo Financial Group, Inc.              1.3%
Banco Santander Central Hispano SA                  1.3%
BNP Paribas S.A.                                    1.3%
Fortis                                              1.2%
Hilton Group plc                                    1.2%
Societe Generale                                    1.2%
TOTAL                                              13.6%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses.

(4) This reflects a blended rate, as the Manager implemented an expense limitation agreement on Investor Shares effective January 3, 2006. Please see page 143 for more information.
 14  Laudus Trust Annual Report

Performance and Fund Facts  continued

Laudus Rosenberg International Equity Fund as of 3/31/06

PORTFOLIO COMPOSITION(1) % of Investments
------------------------------------------------------------

SECTOR WEIGHTINGS

Financials                                                                       31.4
Materials                                                                        13.2
Energy                                                                           10.9
Industrials                                                                       8.5
Consumer Discretionary                                                            8.1
Health Care                                                                       6.4
Information Technology                                                            6.2
Telecommunications Services                                                       5.6
Utilities                                                                         4.9
Consumer Staples                                                                  4.8

PORTFOLIO COMPOSITION(1) % of Net Assets

------------------------------------------------------------

COUNTRY WEIGHTINGS

Japan                                                                              24
United Kingdom                                                                   21.8
France                                                                              8
Switzerland                                                                       7.3
Germany                                                                           6.1
Spain                                                                             5.5
Australia                                                                         4.7
Italy                                                                             3.6
Finland                                                                           1.9
Netherlands                                                                       1.9
Belgium                                                                           1.8
Sweden                                                                            1.6
Hong Kong                                                                         1.6
Norway                                                                            1.5
Other                                                                             8.7

(1) Portfolio holdings are subject to change and may not represent current or future holdings.
                                                 Laudus Trust Annual Report   15

Performance and Fund Facts

Laudus Rosenberg International Small Capitalization Fund as of 3/31/06

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
-----------------------------------------------                                                          S&P/CITIGROUP WORLD
                                                   INSTITUTIONAL SHARES         NGSCEXUS INDEX*             EX US EMI ***
                                                   --------------------         ----------------         -------------------
9/23/96                                                  50000.00                   50000.00                   50000.00
3/97                                                     50650.00                   49560.00                   48865.00
3/98                                                     51921.00                   49788.00                   52862.00
3/99                                                     47337.00                   44162.00                   51308.00
3/00                                                     62503.00                   53502.00                   63735.00
3/01                                                     55759.00                   44995.00                   50051.00
3/02                                                     53083.00                   43011.00                   50061.00
3/03                                                     50238.00                   39325.00                   41766.00
3/04                                                     89101.00                   70864.00                   73646.00
3/05                                                    112731.00                   88211.00                   89914.00
3/06                                                    147565.00                  113801.00                  118642.00

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------

                                                                                                         S&P/CITIGROUP WORLD EX
                                                     INVESTOR SHARES            NGSCEXUS INDEX*                 US EMI***
                                                     ---------------            ----------------         ----------------------
10/29/96                                                10000.00                    10000.00                    10000.00
3/97                                                    10090.00                     9909.00                     9791.00
3/98                                                    10314.00                     9955.00                    10592.00
3/99                                                     9369.00                     8830.00                    10281.00
3/00                                                    12317.00                    10697.00                    12770.00
3/01                                                    10952.00                     9072.00                    10029.00
3/02                                                    10396.00                     8672.00                    10031.00
3/03                                                     9821.00                     7929.00                     8369.00
3/04                                                    17375.00                    14288.00                    14756.00
3/05                                                    21919.00                    17786.00                    18016.00
3/06                                                    28600.00                    22945.00                    23772.00


AVERAGE ANNUAL TOTAL RETURNS(1)
------------------------------------------------------------

      CLASS AND
      INCEPTION                                          SINCE INCEPTION        SINCE INCEPTION
        DATE                 1 YEAR        5 YEAR         INSTITUTIONAL            INVESTOR
Institutional
  (9/23/96)                  30.90%        21.49%            12.04%                    n/a
Investor (10/29/96)          30.48%        21.16%               n/a                 11.80%
NGSCexUS*                    29.01%        20.39%             9.02%                  9.11%
S&P/Citigroup World
  ex US EMI**                31.95%        18.83%             9.50%                  9.62%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

Investors cannot invest directly in any index.

* The Nomura Global Small Cap World ex US Index (NGSC ex US) is an unmanaged index of non-U.S. small-capitalization companies. The universe consists of small companies (approximately the bottom 15% by market capitalization in each market) in 22 developed countries.

** S&P/Citigroup World ex US Extended Market Index (EMI) is a float-adjusted index which measures the performance of small companies (approximately the bottom 20% by market capitalization) in 25 developed equity markets.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                  Institutional    Investor
FUND OVERVIEW(2)                     Shares         Shares
------------------------------------------------------------
Initial Investment                $50,000          $2,500
Inception Date                    9/23/96          10/29/96
Total Net Assets ($ x 1,000)      $698,064         $804,340
Ticker Symbol                     ICSIX            RISIX
Cusip                             51855Q606        51855Q796
NAV                               $20.97           $20.74
Expense Ratio(3)                  1.25%            1.60%(4)

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                               1,141
Median Market Capitalization ($Wtd. x 1,000,000)  $2,246
Portfolio Turnover (One year trailing)               102%
Price to Earnings (P/E)                            23.62
Price to Book (P/B)                                 1.58
Price to Cash Flow                                  9.53
Beta                                                1.08
Return on Equity                                    6.93%
Five-Year Earnings Growth                          14.69%

TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------
ThyssenKrupp AG                                     1.0%
Natexis Banques Populaires                          0.7%
Shire Pharmaceuticals plc                           0.7%
Corus Group plc                                     0.7%
Swiss Life Holding                                  0.6%
Acciona S.A.                                        0.6%
Delhaize Group                                      0.6%
Cap Gemini SA                                       0.6%
Infineon Technologies AG                            0.6%
Boliden AB                                          0.6%
TOTAL                                               6.7%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses.

(4) This reflects a blended rate, as the Manager implemented an expense limitation agreement on Investor Shares effective January 3, 2006. Please see page 143 for more information.
 16  Laudus Trust Annual Report

Performance and Fund Facts  continued

Laudus Rosenberg International Small Capitalization Fund as of 3/31/06

PORTFOLIO COMPOSITION(1) % of Investments
------------------------------------------------------------

SECTOR WEIGHTINGS

                                                   CONSUMER      INFORMATION    CONSUMER                   HEALTH
INDUSTRIALS            MATERIALS    FINANCIALS   DISCRETIONARY   TECHNOLOGY     STAPLES       ENERGY        CARE      UTILITIES
-----------            ---------    ----------   -------------   -----------    --------      ------       ------     ---------
23.9                     18.20        17.50          15.00          8.00          5.70         4.80         4.70         1.40

TELECOMMUNICATIONS
    SERVICES
------------------
0.80

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

COUNTRY WEIGHTINGS

Japan                                                                            22.5
United Kingdom                                                                   16.9
France                                                                            8.5
Germany                                                                           6.6
Switzerland                                                                       6.5
Canada                                                                            6.2
Spain                                                                             3.9
South Korea                                                                       3.6
Australia                                                                         3.4
Italy                                                                             3.1
Netherlands                                                                       2.8
Sweden                                                                            2.4
Belgium                                                                           1.5
Hong Kong                                                                         1.5
Other                                                                            10.6

(1) Portfolio holdings are subject to change and may not represent current or future holdings.
                                                 Laudus Trust Annual Report   17

Performance and Fund Facts
Laudus Rosenberg U.S. Large/Mid Capitalization
Long/Short Equity Fund as of 3/31/06

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)                      INSTITUTIONAL SHARES                90-DAY T-BILLS
------------------------------------------------------------       --------------------                --------------
10/19/98                                                                  50000                            50000
3/99                                                                      52570                            51005
3/00                                                                      57732                            53530
3/01                                                                      54967                            56624
3/02                                                                      60024                            58351
3/03                                                                      67767                            59244
3/04                                                                      63586                            59812
3/05                                                                      67356                            60925
3/06                                                                      72267                            63264

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------

                                                                      INVESTOR SHARES                     90-DAY T-BILLS
                                                                      ---------------                     --------------
11/11/98                                                                   10000                              10000
3/99                                                                       10471                              10169
3/00                                                                       11454                              10672
3/01                                                                       10875                              11289
3/02                                                                       11850                              11634
3/03                                                                       13330                              11812
3/04                                                                       12469                              11925
3/05                                                                       13158                              12147
3/06                                                                       14091                              12613


AVERAGE ANNUAL TOTAL RETURNS(1)
------------------------------------------------------------

CLASS AND
INCEPTION                                                SINCE INCEPTION        SINCE INCEPTION
DATE                         1 YEAR        5 YEAR         INSTITUTIONAL            INVESTOR
Institutional
  (10/19/98)                 7.29%         5.63%              5.07%                    n/a
Investor (11/11/98)          7.09%         5.32%                n/a                  4.75%
90 day T-bills               3.84%         2.20%              3.21%                  3.19%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk and volatility.

Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of Funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.

The Fund uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders which exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

FUND OVERVIEW(2)                  Institutional    Investor
                                     Shares         Shares

------------------------------------------------------------
Initial Investment                $50,000          $2,500
Inception Date                    10/19/98         11/11/98
Total Net Assets ($ x 1,000)      $19,512          $11,755
Ticker Symbol                     SSMNX            RMNIX
Cusip                             51855Q804        51855Q770
NAV                               $12.08           $12.12
Expense Ratio(3)                  2.69%            3.04%(5)
Expense Ratio(4)                  1.24%            1.59%(5)

FUND CHARACTERISTICS(2)                Long         Short
----------------------------------------------------------
Number of Securities                       97           96
Median Market Capitalization          $20,458      $18,405
  ($Wtd. x 1,000,000)
Portfolio Turnover (One year              213%         159%
  trailing)
Price to Earnings (P/E)                 16.13        28.96
Price to Book (P/B)                      2.50         3.53
Price to Cash Flow                      12.16        14.16
Beta                                     1.11         1.15
Return on Equity                        17.49%       13.10%
Five-Year Earnings Growth               30.69%       15.98%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses. This amount includes interest expense and dividend expense on securities sold short.

(4) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses, exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.

(5) This reflects a blended rate, as the Manager implemented an expense limitation agreement on Investor Shares effective January 3, 2006. Please see page 143 for more information.
 18  Laudus Trust Annual Report

Performance and Fund Facts  continued

Laudus Rosenberg U.S. Large/Mid Capitalization
Long/Short Equity Fund as of 3/31/06

TOP EQUITY HOLDINGS(1) % of Net Assets              Long
---------------------------------------------------------
Bank of America Corp.                                4.4%
Burlington Northern Santa Fe Corp.                   2.3%
Home Depot, Inc.                                     2.2%
CVS Corp.                                            2.1%
Gilead Sciences, Inc.                                2.1%
The Allstate Corp.                                   2.1%
Anadarko Petroleum Corp.                             2.0%
Exxon Mobil Corp.                                    2.0%
Raytheon Co.                                         1.9%
Countrywide Financial Corp.                          1.9%
TOTAL                                               23.0%

TOP EQUITY HOLDINGS(1) % of Net Assets             Short
---------------------------------------------------------
Procter & Gamble Co.                                -3.8%
Microsoft Corp.                                     -3.4%
General Electric Co.                                -2.8%
eBay, Inc.                                          -2.2%
Starbucks Corp.                                     -2.2%
Intel Corp.                                         -2.1%
Wal-Mart Stores, Inc.                               -2.0%
United Parcel Service, Inc., Class B                -2.0%
Exelon Corp.                                        -1.9%
The McGraw-Hill Cos., Inc.                          -1.9%
TOTAL                                              -24.3%

PORTFOLIO COMPOSITION(1) % of Investments
------------------------------------------------------------

SECTOR WEIGHTINGS--LONG POSITIONS

Financials                                                                       26.3
Consumer Discretionary                                                           13.3
Industrials                                                                      13.0
Information Technology                                                           11.9
Health Care                                                                      10.2
Energy                                                                            9.6
Consumer Staples                                                                  6.7
Utilities                                                                         5.7
Telecommunications Services                                                       1.9
Materials                                                                         1.4

PORTFOLIO COMPOSITION(1) % of Short Positions
------------------------------------------------------------

SECTOR WEIGHTINGS--SHORT POSITIONS

INFORMATION                          CONSUMER      CONSUMER        HEALTH
TECHNOLOGY             FINANCIALS    STAPLES     DISCRETIONARY      CARE      INDUSTRIALS   UTILITIES    MATERIALS
-----------            ----------    --------    -------------     ------     -----------   ---------    ---------
21.7                     18.10        16.50          14.40         10.00         8.50          5.20         2.60

TELECOMMUNICATION
    SERVICES          ENERGY
-----------------     ------
      1.80             1.20

(1) Portfolio holdings are subject to change and may not represent current or future holdings.
                                                 Laudus Trust Annual Report   19

Performance and Fund Facts

Laudus Rosenberg Global Long/Short Equity Fund as of 3/31/06

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)                      INSTITUTIONAL SHARES                90-DAY T-BILLS
------------------------------------------------------------       --------------------                --------------
9/29/00                                                                   50000                             50000
3/01                                                                      48220                             51435
3/02                                                                      54108                             53003
3/03                                                                      63279                             53814
3/04                                                                      60242                             54331
3/05                                                                      61946                             55341
3/06                                                                      66227                             57467

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------

                                                                      INVESTOR SHARES                     90-DAY T-BILLS
                                                                      ---------------                     --------------
8/23/01                                                                    10000                              10000
3/02                                                                       10358                              10168
3/03                                                                       12076                              10324
3/04                                                                       11462                              10423
3/05                                                                       11748                              10493
3/06                                                                       12521                              10895


AVERAGE ANNUAL TOTAL RETURNS(1)
------------------------------------------------------------

      CLASS AND
      INCEPTION                                       SINCE INCEPTION       SINCE INCEPTION
        DATE                1 YEAR       5 YEAR        INSTITUTIONAL           INVESTOR
Institutional
  (9/29/00)                 6.91%        6.55%             5.24%                   n/a
Investor (8/23/01)          6.58%          n/a               n/a                 5.00%
90 day T-bills              3.84%        2.20%             2.56%                 2.14%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of Funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.

The Fund uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders which exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                  Institutional    Investor
FUND OVERVIEW(2)                     Shares         Shares
------------------------------------------------------------
Initial Investment                $50,000          $2,500
Inception Date                    9/29/00          8/23/01
Total Net Assets ($ x 1,000)      $28,279          $10,859
Ticker Symbol                     MSMNX            RMSIX
Cusip                             51855Q879        51855Q754
NAV                               $12.31           $12.16
Expense Ratio(3)                  2.96%            3.29%(5)
Expense Ratio(4)                  1.95%            2.29%(5)

FUND CHARACTERISTICS(2)                Long         Short
----------------------------------------------------------
Number of Securities                      543          566
Median Market Capitalization
  ($Wtd. x 1,000,000)                 $11,455      $11,867
Portfolio Turnover (One year
  trailing)                               178%         158%
Price to Earnings (P/E)                 24.82        29.54
Price to Book (P/B)                      2.27         3.19
Price to Cash Flow                      12.67        14.10
Beta                                     1.21         1.15
Return on Equity                         9.78%       11.53%
Five-Year Earnings Growth               27.45%       18.97%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses. This amount includes interest expense and dividend expense on securities sold short.

(4) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses, exclusive of nonrecurring account fees, extraordinary expenses, interest expense and dividends on securities sold short.

(5) This reflects a blended rate, as the Manager implemented an expense limitation agreement on Investor Shares effective January 3, 2006. Please see page 143 for more information.
 20  Laudus Trust Annual Report

Performance and Fund Facts  continued

Laudus Rosenberg Global Long/Short Equity Fund as of 3/31/06

TOP EQUITY HOLDINGS (1) % of Net Assets                                        Long
-----------------------------------------------------------------------------------
Bank of America Corp.                                                          1.0%
Hewlett-Packard Co.                                                            0.8%
Moody's Corp.                                                                  0.8%
Transocean, Inc.                                                               0.7%
J.C. Penney Co., Inc.                                                          0.6%
Chicago Mercantile Exchange Holdings, Inc.                                     0.6%
Caterpillar, Inc.                                                              0.6%
UnitedHealth Group, Inc.                                                       0.5%
Agilent Technologies, Inc.                                                     0.5%
JFE Holdings, Inc.                                                             0.5%
TOTAL                                                                          6.6%

TOP EQUITY HOLDINGS(1) % of Net Assets                                         Short
------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                          -1.1%
General Electric Co.                                                           -1.0%
Microsoft Corp.                                                                -1.0%
eBay, Inc.                                                                     -0.9%
Intel Corp.                                                                    -0.7%
Amazon.com, Inc.                                                               -0.6%
Zimmer Holdings, Inc.                                                          -0.6%
Forest Laboratories, Inc.                                                      -0.6%
The Progressive Corp.                                                          -0.6%
Network Appliance, Inc.                                                        -0.6%
TOTAL                                                                          -7.7%

PORTFOLIO COMPOSITION(1) % of Investments
------------------------------------------------------------

SECTOR WEIGHTINGS--LONG HOLDINGS

Financials                                                                       18.4
Industrials                                                                      16.2
Information Technology                                                           15.8
Consumer Discretionary                                                           12.7
Energy                                                                           10.3
Health Care                                                                       8.8
Materials                                                                         7.6
Consumer Staples                                                                  4.5
Utilities                                                                         3.2
Telecommunications Services                                                       2.5

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

COUNTRY WEIGHTINGS--LONG HOLDINGS

United States                                                                    45.6
Japan                                                                            23.3
United Kingdom                                                                    5.9
France                                                                            3.8
Germany                                                                           2.7
Italy                                                                             2.5
Spain                                                                             2.1
Switzerland                                                                       1.6
Sweden                                                                            1.2
Netherlands                                                                       1.1
Belgium                                                                           0.6
Danmark                                                                           0.6
Ireland                                                                           0.5
Norway                                                                            0.5
Austria                                                                           0.3
Finland                                                                           0.1
Other                                                                             7.6

PORTFOLIO COMPOSITION(1) % of Short Positions
------------------------------------------------------------

SECTOR WEIGHTINGS--SHORT POSITIONS

Consumer Discretionary                                                           20.5
Financials                                                                       14.1
Industrials                                                                      14.3
Health Care                                                                       9.3
Information Technology                                                           17.8
Consumer Staples                                                                 10.1
Materials                                                                         6.7
Telecommunications Services                                                       2.3
Utilities                                                                         3.2
Energy                                                                            1.7

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

COUNTRY WEIGHTINGS--SHORT POSITIONS

United States                                                                    45.1
Japan                                                                            23.3
United Kingdom                                                                    5.7
France                                                                            4.2
Italy                                                                             2.1
Germany                                                                             2
Spain                                                                             1.9
Netherlands                                                                       1.5
Finland                                                                           1.2
Denmark                                                                           1.1
Sweden                                                                            1.1
Belguim                                                                           0.9
Norway                                                                            0.6
Switzerland                                                                       0.5
Austria                                                                           0.3
Other                                                                             8.5

(1) Portfolio holdings are subject to change and may not represent current or future holdings.
                                                 Laudus Trust Annual Report   21

Performance and Fund Facts

Laudus Rosenberg Value Long/Short Equity Fund as of 3/31/06

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
----------------------------------------

                                                                    INSTITUTIONAL SHARES                  90-DAY T-BILLS
                                                                    --------------------                  --------------
12/16/97                                                                   50000                              50000
3/98                                                                       49850                              50754
3/99                                                                       46206                              53180
3/00                                                                       39677                              55182
3/01                                                                       46010                              59038
3/02                                                                       52235                              60839
3/03                                                                       61094                              61769
3/04                                                                       57538                              62362
3/05                                                                       61266                              63522
3/06                                                                       62743                              65962

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
----------------------------------------

                                                                      INVESTOR SHARES                     90-DAY T-BILLS
                                                                      ---------------                     --------------
12/18/97                                                                   10000                              10000
3/98                                                                        9960                              10147
3/99                                                                        9197                              10632
3/00                                                                        7872                              11158
3/01                                                                        9091                              11803
3/02                                                                       10295                              12163
3/03                                                                       11997                              12349
3/04                                                                       11284                              12468
3/05                                                                       11974                              12700
3/06                                                                       12223                              13187

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                                     SINCE INCEPTION        SINCE INCEPTION
            CLASS AND INCEPTION DATE                     1 YEAR        5 YEAR         INSTITUTIONAL            INVESTOR
Institutional (12/16/97)                                 2.41%         6.40%              2.78%                    n/a
Investor (12/18/97)                                      2.08%         6.10%                n/a                  2.45%
90 day T-bills                                           3.84%         2.20%              3.40%                  3.39%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of Funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.

The Fund uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders which exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

Small- and mid-capitalization funds typically carry additional risk since small- and mid-capitalization companies generally have a higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their value.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                   Institutional    Investor
FUND OVERVIEW(2)                      Shares         Shares
-------------------------------------------------------------
Initial Investment                 $50,000          $2,500
Inception Date                     12/16/97         12/18/97

Total Net Assets ($ x 1,000)       $189,254         $63,036
Ticker Symbol                      BMNIX            BRMIX
Cusip                              51855Q861        51855Q762
NAV                                $10.66           $10.55
Expense Ratio(3)                   2.90%            3.22%(5)
Expense Ratio(4)                   1.74%            2.07%(5)

FUND CHARACTERISTICS(2)               Long         Short
----------------------------------------------------------
Number of Securities                     885          505
Median Market Capitalization         $ 2,620       $2,779
  ($Wtd. x 1,000,000)
Portfolio Turnover (One year             122%         123%
  trailing)
Price to Earnings (P/E)                22.81        50.97
Price to Book (P/B)                     2.26         2.89
Price to Cash Flow                     14.78        17.37
Beta                                    1.37         1.40
Return on Equity                       10.71%        5.83%
Five-Year Earnings Growth              31.26%       14.46%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses. This amount includes interest expense and dividend expense on securities sold short.

(4) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses, exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.

(5) This reflects a blended rate, as the Manager implemented an expense limitation agreement on Investor Shares effective January 3, 2006. Please see page 143 for more information.
 22  Laudus Trust Annual Report

Performance and Fund Facts  continued

Laudus Rosenberg Value Long/Short Equity Fund as of 3/31/06

TOP EQUITY HOLDINGS(1) % of Net Assets               Long
---------------------------------------------------------
Celgene Corp.                                        1.3%
Allegheny Technologies, Inc.                         1.3%
Joy Global, Inc.                                     0.9%
Eagle Materials, Inc.                                0.9%
Darden Restaurants, Inc.                             0.9%
Oshkosh Truck Corp.                                  0.9%
CheckFree Corp.                                      0.9%
Patterson-UTI Energy, Inc.                           0.9%
Lennar Corp., Class A                                0.9%
Rowan Cos., Inc.                                     0.9%
TOTAL                                                9.8%

TOP EQUITY HOLDINGS(1) % of Net Assets              Short
---------------------------------------------------------
E*TRADE Financial Corp.                             -1.3%
Boston Properties, Inc.                             -1.0%
NCR Corp.                                           -1.0%
Intuitive Surgical, Inc.                            -1.0%
Amylin Pharmaceuticals, Inc.                        -1.0%
Apartment Investment & Management Co., Class A      -1.0%
Altera Corp.                                        -0.9%
Terex Corp.                                         -0.9%
NAVTEQ Corp.                                        -0.8%
Avaya, Inc.                                         -0.8%
TOTAL                                               -9.7%

PORTFOLIO COMPOSITION(1) % of Investments
------------------------------------------------------------

SECTOR WEIGHTINGS--LONG HOLDINGS

Information Technology                              19.9
Financials                                          18.9
Consumer Discretionary                              15.8
Industrials                                         15.4
Health Care                                         10.6
Materials                                            7.0
Energy                                               6.5
Consumer Staples                                     2.8
Utilities                                            2.6
Telecommunications Services                          0.5

PORTFOLIO COMPOSITION(1) % of Short Positions
------------------------------------------------------------

SECTOR WEIGHTINGS--SHORT POSITIONS

Financials                                          20.3
Information Technology                              18.6
Consumer Discretionary                              17.3
Health Care                                         17.0
Industrials                                          8.1
Materials                                            7.3
Consumer Staples                                     4.7
Energy                                               3.6
Utilities                                            2.6
Telecommunication Services                           0.5

(1) Portfolio holdings are subject to change and may not represent current or future holdings.
                                                 Laudus Trust Annual Report   23

Disclosure of Fund Expenses (Unaudited)

EXAMPLES FOR A $1,000 INVESTMENT

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning October 1, 2005 and held through March 31, 2006, unless otherwise noted.

ACTUAL RETURN lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value / $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL RETURN lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund's share classes' actual expense ratios and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

                                                                                            ENDING
                                                                         BEGINNING       ACCOUNT VALUE            EXPENSES
                                                    EXPENSE RATIO(1)   ACCOUNT VALUE   (NET OF EXPENSES)   PAID DURING PERIOD (2)
                                                      (Annualized)      at 10/1/05        at 3/31/06         10/1/05 - 3/31/06
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
Institutional Shares                                      0.99%
  Actual Return                                                           $1,000           $1,070.10               $ 5.12
  Hypothetical 5% Return                                                  $1,000           $1,019.98               $ 5.00
Investor Shares                                           1.32%(3)
  Actual Return                                                           $1,000           $1,068.80               $ 6.81
  Hypothetical 5% Return                                                  $1,000           $1,018.35               $ 6.64
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND
Institutional Shares                                      1.01%
  Actual Return                                                           $1,000           $1,064.10               $ 5.17
  Hypothetical 5% Return                                                  $1,000           $1,019.92               $ 5.06
Investor Shares                                           1.31%(3)
  Actual Return                                                           $1,000           $1,062.60               $ 6.74
  Hypothetical 5% Return                                                  $1,000           $1,018.40               $ 6.60
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND
Institutional Shares                                      0.84%
  Actual Return                                                           $1,000           $1,069.00               $ 4.32
  Hypothetical 5% Return                                                  $1,000           $1,020.76               $ 4.22
Investor Shares                                           1.20%(3)
  Actual Return                                                           $1,000           $1,066.40               $ 6.18
  Hypothetical 5% Return                                                  $1,000           $1,018.95               $ 6.04
---------------------------------------------------------------------------------------------------------------------------------

(1) Based on the most recent six-month expense ratio (including dividend expense) net of waiver; may differ from the expense ratio provided in Financial Highlights. Refer to financial notes for more information about the funds' expenses.

(2) Expenses for each fund or share class are equal to that fund's or share class' annualized expense ratio (net of any expenses waived or reimbursed), multiplied by the average account value for the hypothetical account over the period, multiplied by 182 days of the period, and divided by 365 days of the fiscal year.

(3) This reflects a blended rate, as the Manager implemented an expense limitation agreement on Investor Shares effective January 3, 2006. Please see page 143 for more information.

 24  Laudus Trust Annual Report

                                                                                            ENDING
                                                                         BEGINNING       ACCOUNT VALUE            EXPENSES
                                                    EXPENSE RATIO(1)   ACCOUNT VALUE   (NET OF EXPENSES)   PAID DURING PERIOD (2)
                                                      (Annualized)      at 10/1/05        at 3/31/06         10/1/05 - 3/31/06
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. DISCOVERY FUND
Institutional Shares                                     1.06%
  Actual Return                                                           $1,000           $1,118.60               $ 5.58
  Hypothetical 5% Return                                                  $1,000           $1,019.67               $ 5.31
Investor Shares                                       1.40%(3)
  Actual Return                                                           $1,000           $1,116.50               $ 7.41
  Hypothetical 5% Return                                                  $1,000           $1,017.93               $ 7.06
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
Institutional Shares                                     1.03%
  Actual Return                                                           $1,000           $1,116.00               $ 5.42
  Hypothetical 5% Return                                                  $1,000           $1,019.81               $ 5.17
Adviser Shares                                           1.31%
  Actual Return                                                           $1,000           $1,114.30               $ 6.91
  Hypothetical 5% Return                                                  $1,000           $1,018.40               $ 6.59
Investor Shares                                       1.37%(3)
  Actual Return                                                           $1,000           $1,114.40               $ 7.21
  Hypothetical 5% Return                                                  $1,000           $1,018.12               $ 6.88
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
Institutional Shares                                     1.34%
  Actual Return                                                           $1,000           $1,130.60               $ 7.12
  Hypothetical 5% Return                                                  $1,000           $1,018.24               $ 6.75
Investor Shares                                       1.68%(3)
  Actual Return                                                           $1,000           $1,127.40               $ 8.93
  Hypothetical 5% Return                                                  $1,000           $1,016.54               $ 8.46
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG INTERNATIONAL SMALL
  CAPITALIZATION FUND
Institutional Shares                                     1.14%
  Actual Return                                                           $1,000           $1,196.40               $ 6.27
  Hypothetical 5% Return                                                  $1,000           $1,019.22               $ 5.76
Investor Shares                                       1.50%(3)
  Actual Return                                                           $1,000           $1,194.80               $ 8.23
  Hypothetical 5% Return                                                  $1,000           $1,017.43               $ 7.57
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND
Institutional Shares                                     2.81%
  Actual Return                                                           $1,000           $1,053.60               $14.40
  Hypothetical 5% Return                                                  $1,000           $1,010.91               $14.10
Investor Shares                                       3.16%(3)
  Actual Return                                                           $1,000           $1,052.50               $16.15
  Hypothetical 5% Return                                                  $1,000           $1,009.20               $15.81
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
Institutional Shares                                     2.23%
  Actual Return                                                           $1,000           $1,019.90               $11.21
  Hypothetical 5% Return                                                  $1,000           $1,013.84               $11.17
Investor Shares                                       2.71%(3)
  Actual Return                                                           $1,000           $1,018.80               $13.66
  Hypothetical 5% Return                                                  $1,000           $1,011.40               $13.61
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
Institutional Shares                                     2.83%
  Actual Return                                                           $1,000           $1,015.40               $14.20
  Hypothetical 5% Return                                                  $1,000           $1,010.84               $14.17
Investor Shares                                       3.16%(3)
  Actual Return                                                           $1,000           $1,013.90               $15.86
  Hypothetical 5% Return                                                  $1,000           $1,009.18               $15.82
---------------------------------------------------------------------------------------------------------------------------------

(1) Based on the most recent six-month expense ratio (including dividend expense) net of waivers may differ from the expense ratio provided in Financial Highlights. Refer to financial notes for more information about the funds' expenses.
(2) Expenses for each fund or share class are equal to that fund's or share class' annualized expense ratio (net of any expenses waived or reimbursed), multiplied by the average account value for the hypothetical account over the period, multiplied by 182 days of the period, and divided by 365 days of the fiscal year.
(3) This reflects a blended rate, as the Manager implemented an expense limitation agreement on Investor Shares effective January 3, 2006. Please see page 143 for more information.

                                                 Laudus Trust Annual Report   25

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND

PORTFOLIO HOLDINGS as of March 31, 2006,

                                          COST           VALUE
HOLDINGS BY CATEGORY                      ($)             ($)
------------------------------------------------------------------
 97.9%     COMMON STOCK                 54,568,034      62,958,973
  0.7%     SHORT TERM INVESTMENT           442,944         442,944
------------------------------------------------------------------
 98.6%     TOTAL INVESTMENTS            55,010,978      63,401,917
  1.4%     OTHER ASSETS AND
           LIABILITIES                                     920,049
------------------------------------------------------------------
100.0%     NET ASSETS                                   64,321,966

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
COMMON STOCK 97.9% OF NET ASSETS
AGRICULTURE, FOOD & BEVERAGE 2.5%
-----------------------------------------------------------------
Archer-Daniels-Midland Co.              21,600        726,840
General Mills, Inc.                      8,380        424,698
Kraft Foods, Inc., Class A               9,500        287,945
PepsiAmericas, Inc.                      1,130         27,629
The Pepsi Bottling Group, Inc.           5,000        151,950
                                                   --------------
                                                    1,619,062
AIRLINES 0.6%
-----------------------------------------------------------------
AMR Corp. *                                380         10,279
FedEx Corp.                              3,480        393,031
                                                   --------------
                                                      403,310

AUTOS 0.9%
-----------------------------------------------------------------
Autoliv, Inc.                            1,310         74,120
Oshkosh Truck Corp.                      2,000        124,480
Paccar, Inc.                             5,200        366,496
TRW Automotive Holdings Corp. *          1,500         34,950
                                                   --------------
                                                      600,046

BANKS & CREDIT INSTITUTIONS 7.3%
-----------------------------------------------------------------
Bank of America Corp.                   50,200      2,286,108
Comerica, Inc.                           4,700        272,459
Countrywide Financial Corp.             17,548        644,012
KeyCorp                                  1,100         40,480
SunTrust Banks, Inc.                       200         14,552
Wachovia Corp.                          25,982      1,456,291
                                                   --------------
                                                    4,713,902

BASIC MINERALS & METALS 2.3%
-----------------------------------------------------------------
Allegheny Technologies, Inc.             3,300        201,894
Carpenter Technology Corp.                 800         75,616
Commercial Metals Co.                    2,000        106,980
Freeport-McMoran Copper & Gold,
  Inc., Class B                          5,600        334,712
Maverick Tube Corp. *                      810         42,922
Nucor Corp.                              2,390        250,448
Phelps Dodge Corp.                       3,800        306,014
Reliance Steel & Aluminum Co.              500         46,960
Southern Copper Corp.                    1,000         84,480
Steel Dynamics, Inc.                       711         40,335
                                                   --------------
                                                    1,490,361

BEER, LIQUOR, & TOBACCO 1.3%
-----------------------------------------------------------------
Altria Group, Inc.                      11,900        843,234

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)

BIOTECHNOLOGY 1.3%
-----------------------------------------------------------------
Gilead Sciences, Inc. *                 12,904        802,887

CELLULAR & WIRELESS 0.4%
-----------------------------------------------------------------
NII Holdings, Inc. *                     4,000        235,880

CHEMICALS & RUBBER 1.1%
-----------------------------------------------------------------
Agrium, Inc.                             3,600         90,936
FMC Corp.                                1,000         61,980
Monsanto Co.                             5,770        489,008
The Scotts Miracle-Gro Co., Class
  A                                        990         45,302
Valspar Corp.                              100          2,787
                                                   --------------
                                                      690,013

COMMERCIAL AIRCRAFT & COMPONENTS 0.0%
-----------------------------------------------------------------
Rockwell Collins, Inc.                      69          3,888

COMMUNICATIONS UTILITIES 4.3%
-----------------------------------------------------------------
AT&T Corp.                              57,940      1,566,698
Google, Inc., Class A *                  3,100      1,209,000
                                                   --------------
                                                    2,775,698

CONSTRUCTION & HOMEBUILDING 0.8%
-----------------------------------------------------------------
Beazer Homes USA, Inc.                   1,700        111,690
KB Home                                    268         17,415
Lennar Corp., Class A                    5,100        307,938
MDC Holdings, Inc.                         300         19,293
The Ryland Group, Inc.                   1,060         73,564
                                                   --------------
                                                      529,900

CONSTRUCTION MATERIALS 0.6%
-----------------------------------------------------------------
Eagle Materials, Inc.                    1,800        114,768
Martin Marietta Materials, Inc.          1,200        128,436
MDU Resources Group, Inc.                3,330        111,389
                                                   --------------
                                                      354,593

CONSUMER DURABLES 0.4%
-----------------------------------------------------------------
Thor Industries, Inc.                    1,100         58,696
Whirlpool Corp.                          2,100        192,087
                                                   --------------
                                                      250,783

DRUGS & PHARMACEUTICALS 3.9%
-----------------------------------------------------------------
Allergan, Inc.                           1,050        113,925
Barr Pharmaceuticals, Inc. *               880         55,422
Bristol-Myers Squibb Co.                38,640        950,931
Celgene Corp. *                          8,000        353,760
Endo Pharmaceutical Holdings,
  Inc. *                                 1,996         65,489
Merck & Co., Inc.                        5,540        195,174
Pfizer, Inc.                             9,500        236,740
Wyeth                                   11,250        545,850
                                                   --------------
                                                    2,517,291

ELECTRIC UTILITIES 3.2%
-----------------------------------------------------------------
Alliant Energy Corp.                     3,800        119,586
Consolidated Edison, Inc.                8,220        357,570
DTE Energy Co.                           6,230        249,761
FirstEnergy Corp.                        3,640        177,996
FPL Group, Inc.                          9,260        371,696

                         See the accompanying notes to the financial statements. 26 Laudus Trust Annual Report

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
Pepco Holdings, Inc.                     3,500         79,765
PG&E Corp.                               7,736        300,930
Sempra Energy                              660         30,664
TXU Corp.                                5,101        228,321
Xcel Energy, Inc.                        6,820        123,783
                                                   --------------
                                                    2,040,072

FOREST PRODUCTS & PAPER 0.1%
-----------------------------------------------------------------
Bemis Co.                                  760         24,001
Sonoco Products Co.                      1,390         47,079
                                                   --------------
                                                       71,080

FURNITURE & HOUSEHOLD ITEMS 0.6%
-----------------------------------------------------------------
Hasbro, Inc.                             5,570        117,527
Mattel, Inc.                             4,670         84,667
Steelcase, Inc., Class A                 2,400         43,200
Thomas & Betts Corp. *                   2,400        123,312
                                                   --------------
                                                      368,706

GOVERNMENT AIRCRAFT & DEFENSE 1.2%
-----------------------------------------------------------------
General Dynamics Corp.                   2,800        179,144
Raytheon Co.                            11,940        547,329
The Boeing Co.                             390         30,393
                                                   --------------
                                                      756,866

HEALTH CARE & HOSPITAL 2.2%
-----------------------------------------------------------------
Aetna, Inc.                             14,294        702,407
Health Net, Inc. *                       3,300        167,706
Manor Care, Inc.                         1,700         75,395
Pediatrix Medical Group, Inc. *            110         11,291
UnitedHealth Group, Inc.                 8,176        456,711
                                                   --------------
                                                    1,413,510

INFORMATION & SERVICES 3.4%
-----------------------------------------------------------------
Caterpillar, Inc.                        8,410        603,922
Cendant Corp.                           28,480        494,128
Ceridian Corp. *                         1,700         43,265
CheckFree Corp. *                          117          5,909
Convergys Corp. *                        4,600         83,766
Expedia, Inc. *                          4,105         83,208
Manpower, Inc.                           1,839        105,154
Moody's Corp.                            7,700        550,242
Pharmaceutical Product
  Development, Inc. (PPD)                3,200        110,752
The Dun & Bradstreet Corp. *             1,100         84,348
                                                   --------------
                                                    2,164,694
INSTRUMENTS 2.0%
-----------------------------------------------------------------
Agilent Technologies, Inc. *             5,260        197,513
Becton Dickinson & Co.                   8,360        514,809
Honeywell International, Inc.              410         17,536
Johnson & Johnson                        3,500        207,270
Mettler-Toledo International,
  Inc. *                                 1,360         82,062
PerkinElmer, Inc.                        4,780        112,186
Teleflex, Inc.                           1,360         97,417
Varian Medical Systems, Inc. *             730         40,997
                                                   --------------
                                                    1,269,790

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)

INSURANCE 7.3%
-----------------------------------------------------------------
ACE Ltd.                                 7,970        414,520
American Financial Group, Inc.           1,200         49,932
American International Group,
  Inc.                                  19,820      1,309,904
Arch Capital Group Ltd. *                2,438        140,770
CNA Financial Corp. *                    1,700         54,128
HCC Insurance Holdings, Inc.             2,080         72,384
Loews Corp.                              4,600        465,520
Metlife, Inc.                               30          1,451
MGIC Investment Corp.                    3,400        226,542
Old Republic International Corp.         8,300        181,106
Protective Life Corp.                    2,290        113,904
Radian Group, Inc.                       3,000        180,750
Reinsurance Group of America,
  Inc.                                   1,000         47,290
StanCorp Financial Group, Inc.           2,200        119,042
The Allstate Corp.                      17,900        932,769
Torchmark Corp.                            110          6,281
UnumProvident Corp.                      8,500        174,080
W. R. Berkley Corp.                      2,300        133,538
Wesco Financial Corp.                      100         39,900
                                                   --------------
                                                    4,663,811

INTEGRATED OIL COMPANIES 9.2%
-----------------------------------------------------------------
ChevronTexaco Corp.                     21,320      1,235,920
ConocoPhillips                          22,720      1,434,768
Exxon Mobil Corp.                       34,020      2,070,457
Marathon Oil Corp.                      10,420        793,691
Occidental Petroleum Corp.               4,410        408,587
                                                   --------------
                                                    5,943,423

IT HARDWARE 4.7%
-----------------------------------------------------------------
Cisco Systems, Inc. *                    5,870        127,203
Corning, Inc. *                            190          5,113
Freescale Semiconductor, Inc.,
  Class A *                             10,480        291,449
Harris Corp.                             2,830        133,831
Intel Corp.                              2,700         52,245
Intersil Corp., Class A                     66          1,909
LSI Logic Corp. *                       10,990        127,044
Marvell Technology Group Ltd. *          7,400        400,340
MEMC Electronic Materials, Inc. *        5,000        184,600
Micron Technology, Inc. *               14,190        208,877
Motorola, Inc.                          13,272        304,061
QUALCOMM, Inc.                           7,689        389,140
Teradyne, Inc. *                           100          1,551
Texas Instruments, Inc.                 21,208        688,624
Vishay Intertechnology, Inc. *           5,280         75,187
                                                   --------------
                                                    2,991,174

LAND & WATER TRANSPORTATION 1.3%
-----------------------------------------------------------------
Burlington Northern Santa Fe
  Corp.                                  8,700        724,971
CNF, Inc. *                                500         24,970
J.B. Hunt Transport Services,
  Inc.                                   3,885         83,683
                                                   --------------
                                                      833,624

MAINFRAME & MINICOMPUTERS 1.4%
-----------------------------------------------------------------
Apple Computer, Inc. *                  14,462        907,057
                                                   --------------

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   27

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
METAL PRODUCTS & MACHINERY 4.2%
-----------------------------------------------------------------
Crane Co.                                1,700         69,717
Crown Holdings, Inc. *                     180          3,193
Cummins, Inc.                            1,800        189,180
General Electric Co.                    36,800      1,279,904
Joy Global, Inc.                         2,910        173,931
Kennametal, Inc.                         1,400         85,596
Lennox International, Inc.               1,530         45,686
Trinity Industries, Inc.                   200         10,878
Tyco International Ltd.                  6,480        174,182
United Technologies Corp.               11,400        660,858
                                                   --------------
                                                    2,693,125

MISCELLANEOUS FINANCE 6.9%
-----------------------------------------------------------------
A.G. Edwards, Inc.                       2,800        139,608
Affiliated Managers Group, Inc. *          900         95,949
Chicago Mercantile Exchange
  Holdings, Inc.                           700        313,250
Citigroup, Inc.                         12,505        590,611
JPMorgan Chase & Co.                    17,000        707,880
Lehman Brothers Holdings, Inc.             625         90,331
Merrill Lynch & Co., Inc.               13,850      1,090,826
Morgan Stanley                          18,339      1,152,056
Raymond James Financial, Inc.            2,850         84,246
The Goldman Sachs Group, Inc.              940        147,543
                                                   --------------
                                                    4,412,300

OIL & COAL RESOURCES 1.0%
-----------------------------------------------------------------
Anadarko Petroleum Corp.                 4,317        436,060
Apache Corp.                                80          5,241
Cimarex Energy Co.                       1,680         72,677
EOG Resources, Inc.                        100          7,200
Ultra Petroleum Corp. *                  2,308        143,811
                                                   --------------
                                                      664,989

OIL DISTRIBUTION 0.7%
-----------------------------------------------------------------
Frontier Oil Corp.                         500         29,675
Oneok, Inc.                              1,810         58,372
Valero Energy Corp.                      6,550        391,559
                                                   --------------
                                                      479,606
OIL DRILLING & SERVICES 1.0%
-----------------------------------------------------------------
Diamond Offshore Drilling, Inc.            900         80,550
Grant Prideco, Inc. *                      800         34,272
Pride International, Inc. *              1,470         45,835
Rowan Cos., Inc. *                       3,380        148,585
Tidewater, Inc.                          2,040        112,669
Transocean, Inc. *                       2,790        224,037
                                                   --------------
                                                      645,948

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 3.5%
-----------------------------------------------------------------
Hewlett-Packard Co.                     52,300      1,720,670
Seagate Technology *                    14,150        372,570
Western Digital Corp. *                  7,510        145,919
                                                   --------------
                                                    2,239,159
PUBLISHING, BROADCASTING & CINEMA 0.2%
-----------------------------------------------------------------
News Corp., Class B                      1,350         23,706
Time Warner, Inc.                        7,922        133,010
                                                   --------------
                                                      156,716

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)

REAL ESTATE DEVELOPMENT 0.0%
-----------------------------------------------------------------
Service Corp. International              2,660         20,748

REAL ESTATE INVESTMENT TRUSTS 0.6%
-----------------------------------------------------------------
AMB Property Corp.                         170          9,226
CBL & Associates Properties, Inc.          600         25,470
Colonial Properties Trust                  400         20,052
HRPT Properties Trust                    4,640         54,473
New Plan Excel Realty Trust              2,250         58,365
Reckson Associates Realty Corp.          3,300        151,206
Trizec Properties, Inc.                  3,600         92,628
                                                   --------------
                                                      411,420

RESTAURANTS, HOTELS & THEATERS 1.2%
-----------------------------------------------------------------
ARAMARK Corp., Class B                   2,600         76,804
Brinker International, Inc.                900         38,025
CBRL Group, Inc.                           300         13,173
Darden Restaurants, Inc.                 5,190        212,946
McDonald's Corp.                        11,060        380,021
Wendy's International, Inc.              1,130         70,128
                                                   --------------
                                                      791,097

RETAIL 8.0%
-----------------------------------------------------------------
AnnTaylor Stores Corp. *                 2,360         86,824
AutoNation, Inc. *                       4,570         98,484
Chico's FAS, Inc. *                      6,000        243,840
Claire's Stores, Inc.                    3,331        120,949
CVS Corp.                               23,160        691,789
Home Depot, Inc.                        39,300      1,662,390
J.C. Penney Co., Inc.                    7,230        436,764
Lowe's Cos., Inc.                       16,460      1,060,683
Nordstrom, Inc.                          6,600        258,588
O'Reilly Automotive, Inc. *              3,116        113,921
Sabre Holdings Corp., Class A            4,600        108,238
Staples, Inc.                            8,960        228,659
Wal-Mart Stores, Inc.                      600         28,344
                                                   --------------
                                                    5,139,473

SOAPS & COSMETICS 0.4%
-----------------------------------------------------------------
Procter & Gamble Co.                     4,500        259,290

SOFTWARE 3.3%
-----------------------------------------------------------------
Autodesk, Inc. *                         5,634        217,022
BMC Software, Inc. *                     6,190        134,075
Cadence Design Systems, Inc. *          11,000        203,390
Cognizant Technology Solutions
  Corp., Class A *                       4,820        286,742
Computer Sciences Corp. *                6,840        379,962
Compuware Corp. *                        6,196         48,515
Emdeon Corp. *                           8,108         87,566
Fidelity National Financial, Inc.           70          2,487
First American Corp.                     2,700        105,732
International Business Machines
  Corp.                                  1,000         82,470
Microsoft Corp.                         19,395        527,738
Synopsys, Inc. *                         2,850         63,698
                                                   --------------
                                                    2,139,397

TEXTILES & APPAREL 1.3%
-----------------------------------------------------------------
Coach, Inc. *                           11,620        401,820
Mohawk Industries, Inc. *                1,670        134,802

                         See the accompanying notes to the financial statements. 28 Laudus Trust Annual Report

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
Nike, Inc., Class B                        440         37,444
Polo Ralph Lauren Corp.                  1,740        105,461
VF Corp.                                 2,910        165,579
                                                   --------------
                                                      845,106

WHOLESALE 1.3%
-----------------------------------------------------------------
Arrow Electronics, Inc. *                1,250         40,337
Avnet, Inc. *                            5,600        142,128
Express Scripts, Inc. *                  2,831        248,845
Omnicare, Inc.                           2,000        109,980
W.W. Grainger, Inc.                      2,700        203,445
WESCO International, Inc. *                900         61,209
                                                   --------------
                                                      805,944
                                                   --------------
TOTAL COMMON STOCK (COST $54,568,034)              62,958,973
                                                   --------------
SHORT-TERM INVESTMENT 0.7% OF NET ASSETS

REPURCHASE AGREEMENT 0.7%
-----------------------------------------------------------------
State Street Bank dated 03/31/06,
  due 04/3/06 at 3.75% with a
  maturity value of $443,082
  (fully collateralized by
  Federal National Mortgage
  Association with a value of
  $455,958)                            442,944        442,944
                                                   --------------
TOTAL SHORT-TERM INVESTMENT
  (COST $442,944)                                     442,944
-----------------------------------------------------------------
END OF INVESTMENTS.

At March 31, 2006 the tax basis cost of the fund's investments was $55,095,938, and the unrealized appreciation and depreciation were $8,680,364 and ($374,385), respectively, with a net unrealized appreciation of $8,305,979.

*  Non-income producing security.

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   29

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND

PORTFOLIO HOLDINGS as of March 31, 2006

                                            COST         VALUE
HOLDINGS BY CATEGORY                        ($)           ($)
-----------------------------------------------------------------
 98.3%     COMMON STOCK                  41,992,970    45,455,488
  2.1%     SHORT-TERM INVESTMENT            960,665       960,665
-----------------------------------------------------------------
100.4%     TOTAL INVESTMENTS             42,953,635    46,416,153
  2.1%     COLLATERAL FOR SECURITIES
           ON LOAN                          955,482       955,482
 (2.5)%    OTHER ASSETS AND
           LIABILITIES                                 (1,136,216)
-----------------------------------------------------------------
100.0%     NET ASSETS                                  46,235,419

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
COMMON STOCK 98.3% OF NET ASSETS

AGRICULTURE, FOOD & BEVERAGE 2.8%
-----------------------------------------------------------------
General Mills, Inc.                      1,000         50,680
Kellogg Co.                              2,600        114,504
PepsiAmericas, Inc.                        300          7,335
PepsiCo, Inc.                           14,000        809,060
The Coca-Cola Co.                        6,500        272,155
The Pepsi Bottling Group, Inc.           1,700         51,663
                                                   --------------
                                                    1,305,397

AIRLINES 0.9%
-----------------------------------------------------------------
AMR Corp. (a)*                             870         23,534
FedEx Corp.                              3,310        373,831
                                                   --------------
                                                      397,365
AUTOS 0.6%
-----------------------------------------------------------------
Autoliv, Inc.                              153          8,657
Oshkosh Truck Corp.                      1,500         93,360
Paccar, Inc.                             2,200        155,056
                                                   --------------
                                                      257,073

BANKS & CREDIT INSTITUTIONS 2.5%
-----------------------------------------------------------------
American Express Co.                     5,700        299,535
Bank of America Corp.                      400         18,216
Bank of Hawaii Corp.                       200         10,662
Capital One Financial Corp.              1,300        104,676
Countrywide Financial Corp.              1,550         56,885
Hudson City Bancorp, Inc.                8,800        116,952
Mellon Financial Corp.                   1,400         49,840
SLM Corp.                                2,000        103,880
State Street Corp.                       1,500         90,645
Synovus Financial Corp.                  4,500        121,905
TD Banknorth, Inc.                         460         13,501
U.S. Bancorp                               500         15,250
Wachovia Corp.                             254         14,237
Wells Fargo & Co.                        2,500        159,675
                                                   --------------
                                                    1,175,859

BASIC MINERALS & METALS 1.3%
-----------------------------------------------------------------
Allegheny Technologies, Inc.             1,400         85,652
Freeport-McMoran Copper & Gold,
  Inc., Class B                          2,600        155,402
Harsco Corp. (a)                         1,000         82,620
Phelps Dodge Corp.                       1,600        128,848

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
Precision Castparts Corp.                1,200         71,280
Southern Copper Corp.                      800         67,584
                                                   --------------
                                                      591,386

BEER, LIQUOR, & TOBACCO 1.2%
-----------------------------------------------------------------
Altria Group, Inc.                       5,200        368,472
Anheuser-Busch Cos., Inc.                2,300         98,371
Brown-Forman Corp., Class B              1,100         84,667
                                                   --------------
                                                      551,510

BIOTECHNOLOGY 2.9%
-----------------------------------------------------------------
Amgen, Inc. *                            6,300        458,325
Genentech, Inc. *                        4,900        414,099
Gilead Sciences, Inc. *                  5,500        342,210
Invitrogen Corp. *                         230         16,130
MedImmune, Inc. *                        3,600        131,688
                                                   --------------
                                                    1,362,452

CELLULAR & WIRELESS 0.6%
-----------------------------------------------------------------
NII Holdings, Inc. *                     1,900        112,043
Sprint Nextel Corp.                      6,800        175,712
U.S. Cellular Corp. (a)*                   200         11,872
                                                   --------------
                                                      299,627

CHEMICALS & RUBBER 1.2%
-----------------------------------------------------------------
Monsanto Co.                             2,900        245,775
Praxair, Inc.                            1,800         99,270
The Dow Chemical Co.                     5,200        211,120
The Scotts Miracle-Gro Co., Class A        400         18,304
                                                   --------------
                                                      574,469

COMMUNICATIONS UTILITIES 2.5%
-----------------------------------------------------------------
Akamai Technologies, Inc. *              3,000         98,670
American Tower Corp., Class A *          5,300        160,696
Comcast Corp., Class A *                 4,700        122,952
Discovery Holding Co., Class A (a)*      2,968         44,520
Google, Inc., Class A *                  1,400        546,000
Yahoo! Inc. *                            6,000        193,560
                                                   --------------
                                                    1,166,398

CONSTRUCTION & HOMEBUILDING 0.6%
-----------------------------------------------------------------
Beazer Homes USA, Inc. (a)                 500         32,850
Jacobs Engineering Group, Inc. *         1,000         86,740
Lennar Corp., Class A                    1,434         86,585
MDC Holdings, Inc. (a)                     600         38,586
The Ryland Group, Inc. (a)                 700         48,580
                                                   --------------
                                                      293,341

CONSTRUCTION MATERIALS 0.6%
-----------------------------------------------------------------
Eagle Materials, Inc. (a)                   24          1,530
Eagle Materials, Inc., Class B              87          5,550
Florida Rock Industries, Inc.            1,200         67,464
Martin Marietta Materials, Inc.            900         96,327
Vulcan Materials Co.                     1,100         95,315
                                                   --------------
                                                      266,186

CONSUMER DURABLES 0.2%
-----------------------------------------------------------------
Harley-Davidson, Inc.                    1,400         72,632

                         See the accompanying notes to the financial statements. 30 Laudus Trust Annual Report

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
DRUGS & PHARMACEUTICALS 4.9%
-----------------------------------------------------------------
Abbott Laboratories                      6,900        293,043
Allergan, Inc.                           1,900        206,150
Barr Pharmaceuticals, Inc. *               310         19,524
Bristol-Myers Squibb Co.                11,100        273,171
Celgene Corp. *                          4,800        212,256
Cephalon, Inc. (a)*                      1,012         60,973
Dade Behring, Inc.                         260          9,285
Eli Lilly & Co.                          4,500        248,850
Endo Pharmaceutical Holdings, Inc.
  *                                      1,420         46,590
Forest Laboratories, Inc. *              1,700         75,871
Genzyme Corp. *                          1,200         80,664
Merck & Co., Inc.                        6,580        231,813
Schering-Plough Corp.                    7,200        136,728
Wyeth                                    7,980        387,189
                                                   --------------
                                                    2,282,107

ELECTRIC UTILITIES 0.7%
-----------------------------------------------------------------
PG&E Corp.                                 600         23,340
TXU Corp.                                6,300        281,988
                                                   --------------
                                                      305,328

FOREST PRODUCTS & PAPER 0.6%
-----------------------------------------------------------------
3M Co.                                   3,800        287,622

FURNITURE & HOUSEHOLD ITEMS 0.3%
-----------------------------------------------------------------
Ethan Allen Interiors, Inc. (a)            200          8,404
HNI Corp.                                  900         53,100
Johnson Controls, Inc.                     300         22,779
Mattel, Inc.                                30            544
Steelcase, Inc., Class A                   300          5,400
Thomas & Betts Corp. *                     800         41,104
                                                   --------------
                                                      131,331
GOVERNMENT AIRCRAFT & DEFENSE 2.1%
-----------------------------------------------------------------
Lockheed Martin Corp.                    4,700        353,111
Raytheon Co.                             1,900         87,096
The Boeing Co.                           6,900        537,717
                                                   --------------
                                                      977,924

HEALTH CARE & HOSPITAL 3.3%
-----------------------------------------------------------------
Aetna, Inc.                              5,900        289,926
Community Health Systems, Inc. *           500         18,075
Coventry Health Care, Inc. *             2,400        129,552
HCA, Inc.                                2,100         96,159
Health Net, Inc. *                       1,600         81,312
Laboratory Corp. of America
  Holdings *                             2,000        116,960
Lincare Holdings, Inc. *                   172          6,701
Manor Care, Inc.                         1,900         84,265
Sierra Health Services, Inc. *           1,200         48,840
UnitedHealth Group, Inc.                11,400        636,804
VCA Antech, Inc. *                         800         22,784
                                                   --------------
                                                    1,531,378

INFORMATION & SERVICES 3.5%
-----------------------------------------------------------------
Caterpillar, Inc.                        6,300        452,403
Cendant Corp.                            2,200         38,170
Ceridian Corp. *                         2,100         53,445
CheckFree Corp. *                        1,100         55,550
Covance, Inc. *                          1,400         82,250

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
Equifax, Inc.                              610         22,716
Expedia, Inc. *                          2,920         59,188
ITT Educational Services, Inc. *         1,200         76,860
Laureate Education, Inc. (a)*            1,200         64,056
Manpower, Inc.                             700         40,026
Moody's Corp.                            3,400        242,964
Paychex, Inc.                            1,700         70,822
Pharmaceutical Product Development,
  Inc. (PPD)                             2,200         76,142
The Brink's Co.                          1,200         60,912
The Corporate Executive Board Co.          900         90,810
The Dun & Bradstreet Corp. *             1,110         85,115
West Corp. *                               600         26,796
                                                   --------------
                                                    1,598,225

INSTRUMENTS 5.7%
-----------------------------------------------------------------
Agilent Technologies, Inc. *             4,810        180,615
Baxter International, Inc.               3,000        116,430
Becton Dickinson & Co.                   3,500        215,530
Boston Scientific Corp. *                3,200         73,760
Danaher Corp.                            1,100         69,905
Edwards Lifesciences Corp. *               670         29,145
Guidant Corp.                              300         23,418
IDEXX Laboratories, Inc. (a)*              900         77,724
Johnson & Johnson                       16,500        977,130
Medtronic, Inc.                          6,000        304,500
Mettler-Toledo International, Inc.
  *                                      1,000         60,340
PerkinElmer, Inc.                        1,800         42,246
ResMed, Inc. *                           1,700         74,766
St. Jude Medical, Inc. *                 1,800         73,800
Stryker Corp.                            1,400         62,076
Thermo Electron Corp. *                  1,700         63,053
Varian Medical Systems, Inc. *           2,000        112,320
Zimmer Holdings, Inc. *                  1,200         81,120
                                                   --------------
                                                    2,637,878

INSURANCE 3.2%
-----------------------------------------------------------------
ACE, Ltd.                                  600         31,206
AFLAC, Inc.                              5,300        239,189
Ambac Financial Group, Inc.                800         63,680
American International Group, Inc.       6,600        436,194
AON Corp.                                1,300         53,963
Arthur J. Gallagher & Co. (a)            2,100         58,401
Hanover Insurance Group, Inc. *            200         10,484
HCC Insurance Holdings, Inc.             1,600         55,680
Philadelphia Consolidated Holding
  Corp. *                                1,200         40,968
Radian Group, Inc.                         300         18,075
The Progressive Corp.                      900         93,834
W. R. Berkley Corp.                        900         52,254
WellPoint, Inc. *                        4,100        317,463
                                                   --------------
                                                    1,471,391

INTEGRATED OIL COMPANIES 0.1%
-----------------------------------------------------------------
ConocoPhillips                             600         37,890

IT HARDWARE 11.7%
-----------------------------------------------------------------
Amphenol Corp., Class A                  1,600         83,488
Analog Devices, Inc.                     1,800         68,922
Applied Materials, Inc.                  8,100        141,831
Avocent Corp. *                             15            476

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   31

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
AVX Corp. (a)                              200          3,540
Broadcom Corp., Class A *                5,550        239,538
Cisco Systems, Inc. *                   52,778      1,143,699
Corning, Inc. *                         16,400        441,324
Crown Castle International Corp. *       2,800         79,380
Harris Corp.                             2,000         94,580
Intel Corp.                             31,900        617,265
Intersil Corp., Class A                  2,000         57,840
Jabil Circuit, Inc. *                    2,500        107,150
L-3 Communications Holdings, Inc.        1,100         94,369
Lam Research Corp. *                     2,100         90,300
LSI Logic Corp. *                        3,770         43,581
MEMC Electronic Materials, Inc. *        2,500         92,300
Motorola, Inc.                          20,000        458,200
National Semiconductor Corp.             5,000        139,200
NVIDIA Corp. *                           2,500        143,150
QUALCOMM, Inc.                          13,700        693,357
Teradyne, Inc. *                         2,930         45,445
Texas Instruments, Inc.                 15,000        487,050
Vishay Intertechnology, Inc. *           1,500         21,360
                                                   --------------
                                                    5,387,345

LAND & WATER TRANSPORTATION 1.6%
-----------------------------------------------------------------
C.H. Robinson Worldwide, Inc.            2,600        127,634
CNF, Inc. *                              1,400         69,916
Expeditors International
  Washington, Inc.                       1,600        138,224
J.B. Hunt Transport Services, Inc.         400          8,616
Landstar Systems, Inc.                   1,600         70,592
Norfolk Southern Corp.                   1,500         81,105
United Parcel Service, Inc., Class
  B                                      3,100        246,078
                                                   --------------
                                                      742,165

MAINFRAME & MINICOMPUTERS 1.9%
-----------------------------------------------------------------
Apple Computer, Inc. *                   8,100        508,032
Dell, Inc. *                            12,400        369,024
Sun Microsystems, Inc. *                 4,260         21,854
                                                   --------------
                                                      898,910

METAL PRODUCTS & MACHINERY 7.2%
-----------------------------------------------------------------
Crown Holdings, Inc. *                   4,100         72,734
Cummins, Inc.                              700         73,570
Deere & Co.                                800         63,240
Dover Corp.                              2,100        101,976
Emerson Electric Co.                     4,200        351,246
General Electric Co.                    46,590      1,620,400
Illinois Tool Works, Inc.                1,100        105,941
Joy Global, Inc.                         1,800        107,586
Parker Hannifin Corp.                    1,100         88,671
Rockwell Automation, Inc.                2,600        186,966
The Stanley Works                          460         23,304
The Timken Co.                           1,200         38,724
United Technologies Corp.                8,500        492,745
                                                   --------------
                                                    3,327,103
MISCELLANEOUS FINANCE 2.7%
-----------------------------------------------------------------
A.G. Edwards, Inc.                         200          9,972
Affiliated Managers Group, Inc.
  (a)*                                     800         85,288
Ameriprise Financial, Inc.                 700         31,542
BlackRock, Inc., Class A                   600         84,000

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
Chicago Mercantile Exchange
  Holdings, Inc.                           500        223,750
Federated Investors, Inc., Class B       1,900         74,195
Franklin Resources, Inc.                 2,200        207,328
IndyMac Bancorp, Inc. (a)                  700         28,651
Legg Mason, Inc.                           500         62,665
Morgan Stanley                           1,600        100,512
Nuveen Investments, Inc., Class A
  (a)                                    1,500         72,225
T. Rowe Price Group, Inc.                1,900        148,599
The Goldman Sachs Group, Inc.              900        141,264
                                                   --------------
                                                    1,269,991

OIL & COAL RESOURCES 2.1%
-----------------------------------------------------------------
Anadarko Petroleum Corp.                   400         40,404
Apache Corp.                               200         13,102
Burlington Resources, Inc.                 300         27,573
Chesapeake Energy Corp. (a)              2,800         87,948
CONSOL Energy, Inc.                      1,300         96,408
Denbury Resources, Inc. *                2,700         85,509
EOG Resources, Inc.                      3,200        230,400
Peabody Energy Corp.                     3,800        191,558
Range Resources Corp.                    1,800         49,158
Southwestern Energy Co. *                  130          4,185
Unit Corp. *                               800         44,600
XTO Energy, Inc.                         1,800         78,426
                                                   --------------
                                                      949,271

OIL DISTRIBUTION 0.6%
-----------------------------------------------------------------
Questar Corp.                              800         56,040
Sunoco, Inc.                             1,600        124,112
Tesoro Petroleum Corp.                   1,100         75,174
                                                   --------------
                                                      255,326

OIL DRILLING & SERVICES 2.7%
-----------------------------------------------------------------
Baker Hughes, Inc.                       4,300        294,120
Cooper Cameron Corp. *                   1,400         61,712
Diamond Offshore Drilling, Inc. (a)      1,100         98,450
ENSCO International, Inc.                1,800         92,610
FMC Technologies, Inc. *                 1,600         81,952
Grant Prideco, Inc. *                    1,900         81,396
Halliburton Co.                          3,300        240,966
Helmerich & Payne, Inc.                    600         41,892
Patterson-UTI Energy, Inc.               3,000         95,880
Pride International, Inc. *              2,010         62,672
Rowan Cos., Inc. *                       1,700         74,732
Tidewater, Inc.                            700         38,661
                                                   --------------
                                                    1,265,043

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.8%
-----------------------------------------------------------------
EMC Corp. *                             11,700        159,471
SanDisk Corp. *                          2,100        120,792
Western Digital Corp. *                  3,470         67,422
                                                   --------------
                                                      347,685

PUBLISHING, BROADCASTING & CINEMA 0.9%
-----------------------------------------------------------------
American Greetings Corp., Class A
  (a)                                      200          4,324
Monster Worldwide, Inc. *                1,800         89,748
Omnicom Group, Inc.                        900         74,925
The McGraw-Hill Cos., Inc.               1,800        103,716

                         See the accompanying notes to the financial statements. 32 Laudus Trust Annual Report

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
The Walt Disney Co.                      2,300         64,147
Time Warner, Inc.                        4,100         68,839
                                                   --------------
                                                      405,699

REAL ESTATE DEVELOPMENT 0.2%
-----------------------------------------------------------------
CB Richard Ellis Group, Inc., Class
  A *                                    1,200         96,840

REAL ESTATE INVESTMENT TRUSTS 0.0%
-----------------------------------------------------------------
SL Green Realty Corp.                      200         20,300

RESTAURANTS, HOTELS & THEATERS 1.5%
-----------------------------------------------------------------
ARAMARK Corp., Class B                   2,100         62,034
Brinker International, Inc.              1,900         80,275
CBRL Group, Inc.                           500         21,955
Darden Restaurants, Inc.                 2,400         98,472
Penn National Gaming, Inc. *               100          4,218
Starbucks Corp. *                        3,800        143,032
Starwood Hotels & Resorts
  Worldwide, Inc. *                      2,000        135,460
Wendy's International, Inc.              1,400         86,884
YUM! Brands, Inc.                        1,400         68,404
                                                   --------------
                                                      700,734

RETAIL 10.1%
-----------------------------------------------------------------
Advance Auto Parts, Inc.                 1,300         54,132
AnnTaylor Stores Corp. *                 1,000         36,790
Barnes & Noble, Inc.                       200          9,250
Best Buy Co., Inc.                       5,200        290,836
Borders Group, Inc. (a)                    200          5,048
Caremark Rx, Inc.                        2,000         98,360
Chico's FAS, Inc. *                      2,600        105,664
Circuit City Stores, Inc.                2,200         53,856
Claire's Stores, Inc.                    2,100         76,251
CVS Corp.                               10,300        307,661
eBay, Inc. *                             5,400        210,924
Fastenal Co.                             2,000         94,680
Home Depot, Inc.                        18,000        761,400
J.C. Penney Co., Inc.                    1,400         84,574
Kohl's Corp. *                           1,500         79,515
Limited Brands, Inc.                     5,300        129,638
Lowe's Cos., Inc.                        7,000        451,080
Nordstrom, Inc.                          3,200        125,376
O'Reilly Automotive, Inc. *              2,300         84,088
Office Depot, Inc. *                     1,300         48,412
Staples, Inc.                            9,900        252,648
Target Corp.                             8,400        436,884
The Men's Wearhouse, Inc.                1,400         50,316
Wal-Mart Stores, Inc.                   13,000        614,120
Walgreen Co.                             5,000        215,650
                                                   --------------
                                                    4,677,153

SOAPS & COSMETICS 2.5%
-----------------------------------------------------------------
Avon Products, Inc.                      2,300         71,691
Colgate-Palmolive Co.                    1,900        108,490
Procter & Gamble Co.                    17,000        979,540
                                                   --------------
                                                    1,159,721

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)

SOFTWARE 6.7%
-----------------------------------------------------------------
Adobe Systems, Inc. *                    3,104        108,392
Autodesk, Inc. *                         2,010         77,425
Automatic Data Processing, Inc.          2,800        127,904
BMC Software, Inc. *                     1,600         34,656
Cadence Design Systems, Inc. *           3,400         62,866
Cerner Corp. *                             440         20,878
Citrix Systems, Inc. *                   2,600         98,540
Cognizant Technology Solutions
  Corp., Class A *                       2,100        124,929
Compuware Corp. *                        4,671         36,574
Electronic Arts, Inc. *                  1,500         82,080
Emdeon Corp. *                           5,616         60,653
Fidelity National Financial, Inc.          300         10,659
First Data Corp.                         3,800        177,916
Global Payments, Inc.                      100          5,301
Hyperion Solutions Corp. *               1,700         55,420
International Business Machines
  Corp.                                  4,200        346,374
Microsoft Corp.                         51,540      1,402,403
Oracle Corp. *                          19,300        264,217
Synopsys, Inc. *                           300          6,705
                                                   --------------
                                                    3,103,892

TEXTILES & APPAREL 1.1%
-----------------------------------------------------------------
Coach, Inc. *                            5,300        183,274
Mohawk Industries, Inc. *                  600         48,432
Nike, Inc., Class B                      2,600        221,260
Polo Ralph Lauren Corp. (a)                900         54,549
                                                   --------------
                                                      507,515

WHOLESALE 1.7%
-----------------------------------------------------------------
Airgas, Inc.                               200          7,818
Arrow Electronics, Inc. *                  200          6,454
Avnet, Inc. *                            1,300         32,994
Cardinal Health, Inc.                    1,300         96,876
Express Scripts, Inc. *                  1,800        158,220
Henry Schein, Inc. *                       130          6,222
Ingram Micro, Inc., Class A *            1,800         36,000
McKesson Corp.                           1,800         93,834
MSC Industrial Direct Co., Class A       1,200         64,824
Omnicare, Inc.                           1,100         60,489
SCP Pool Corp.                           1,275         59,810
Sysco Corp.                              2,800         89,740
W.W. Grainger, Inc.                        700         52,745
                                                   --------------
                                                      766,026
                                                   --------------
TOTAL COMMON STOCK (COST $41,992,970)              45,455,488
                                                   --------------

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   33

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND

PORTFOLIO HOLDINGS continued

                                        FACE
                                       AMOUNT        VALUE
SECURITY                                 ($)          ($)
SHORT-TERM INVESTMENT 2.1% OF NET ASSETS

REPURCHASE AGREEMENTS 2.1%
-----------------------------------------------------------------
State Street Bank & Trust Co. dated
  3/31/06, due 4/3/06 at 3.75% with
  a maturity value of $960,965
  (fully collateralized by Federal
  National Mortgage Association
  with a value of $981,300)            960,665        960,665
                                                   --------------
TOTAL SHORT-TERM INVESTMENT (COST $960,665)           960,665
-----------------------------------------------------------------
END OF INVESTMENTS.

COLLATERAL INVESTED FOR SECURITIES ON LOAN 2.1% OF NET ASSETS
                                      NUMBER OF
                                       SHARES
State Street Navigator Security
  Lending Prime Portfolio              955,482        955,482
                                                   --------------
TOTAL COLLATERAL INVESTED FOR SECURITIES ON
  LOAN (COST $955,482)                                955,482
-----------------------------------------------------------------
END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.
At March 31, 2006 the tax basis cost of the fund's
investments was $43,231,971 and the unrealized appreciation
and depreciation were $3,684,647 and ($500,465),
respectively, with a net unrealized appreciation of
$3,184,182.

*  Non-income producing security.

(a) All or a portion of this security is on loan.

                         See the accompanying notes to the financial statements. 34 Laudus Trust Annual Report

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND

PORTFOLIO HOLDINGS as of March 31, 2006

                                             COST         VALUE
HOLDINGS BY CATEGORY                          ($)          ($)
-----------------------------------------------------------------
 97.6%     COMMON STOCK                    5,875,364    6,670,792
  2.5%     SHORT-TERM INVESTMENT             172,984      172,984
-----------------------------------------------------------------
100.1%     TOTAL INVESTMENTS               6,048,348    6,843,776
 (0.1)%    OTHER ASSETS AND LIABILITIES                    (4,391)
-----------------------------------------------------------------
100.0%     NET ASSETS                                   6,839,385

                                       NUMBER OF      VALUE
SECURITY                                SHARES         ($)
COMMON STOCK 97.6% OF NET ASSETS

AGRICULTURE, FOOD & BEVERAGE 1.3%
-----------------------------------------------------------------
Archer-Daniels-Midland Co.                2,100        70,665
PepsiAmericas, Inc.                         200         4,890
The Pepsi Bottling Group, Inc.              500        15,195
                                                    -------------
                                                       90,750

AUTO 0.1%
-----------------------------------------------------------------
TRW Automotive Holdings Corp. *             210         4,893

BANKS & CREDIT INSTITUTIONS 9.1%
-----------------------------------------------------------------
Bank of America Corp.                     6,451       293,779
Countrywide Financial Corp.               1,800        66,060
KeyCorp                                   1,500        55,200
National City Corp.                       1,900        66,310
Wachovia Corp.                            1,204        67,484
Wells Fargo & Co.                         1,100        70,257
                                                    -------------
                                                      619,090

BASIC MINERALS & METALS 2.1%
-----------------------------------------------------------------
Nucor Corp.                                 600        62,874
Phelps Dodge Corp.                          600        48,318
United States Steel Corp.                   500        30,340
                                                    -------------
                                                      141,532

BEER, LIQUOR, & TOBACCO 1.9%
-----------------------------------------------------------------
Altria Group, Inc.                          900        63,774
Loews Corp.-Carolina Group                  300        14,181
Reynolds American, Inc.                     500        52,750
                                                    -------------
                                                      130,705

BIOTECHNOLOGY 0.2%
-----------------------------------------------------------------
Invitrogen Corp. *                          200        14,026

CELLULAR & WIRELESS 0.9%
-----------------------------------------------------------------
BellSouth Corp.                           1,400        48,510
Sprint Nextel Corp.                         600        15,504
                                                    -------------
                                                       64,014
CHEMICALS & RUBBER 0.2%
-----------------------------------------------------------------
FMC Corp.                                   116         7,190
The Goodyear Tire & Rubber Co. *            300         4,344
Tronox, Inc., Class B *                      81         1,370
                                                    -------------
                                                       12,904

                                       NUMBER OF      VALUE
SECURITY                                SHARES         ($)

COMMUNICATIONS UTILITIES 4.0%
-----------------------------------------------------------------
AT&T Corp.                                4,140       111,946
CenturyTel, Inc.                            500        19,560
Verizon Communications, Inc.              4,100       139,646
                                                    -------------
                                                      271,152

CONSTRUCTION & HOMEBUILDING 0.8%
-----------------------------------------------------------------
Beazer Homes USA, Inc.                      200        13,140
Centex Corp.                                200        12,398
KB Home                                     200        12,996
Lennar Corp., Class A                       300        18,114
                                                    -------------
                                                       56,648

CONSTRUCTION MATERIALS 1.4%
-----------------------------------------------------------------
Lafarge North America, Inc.                 110         9,240
Martin Marietta Materials, Inc.             200        21,406
MDU Resources Group, Inc.                   500        16,725
USG Corp. *                                 300        28,488
Vulcan Materials Co.                        200        17,330
                                                    -------------
                                                       93,189

CONSUMER DURABLE 0.4%
-----------------------------------------------------------------
Whirlpool Corp.                             290        26,526

DRUGS & PHARMACEUTICALS 3.7%
-----------------------------------------------------------------
Bristol-Myers Squibb Co.                    400         9,844
Merck & Co., Inc.                         3,000       105,690
Pfizer, Inc.                              5,600       139,552
                                                    -------------
                                                      255,086

ELECTRIC UTILITIES 2.6%
-----------------------------------------------------------------
Alliant Energy Corp.                        600        18,882
DTE Energy Co.                              610        24,455
Edison International                        100         4,118
FPL Group, Inc.                           1,400        56,196
Pepco Holdings, Inc.                        800        18,232
PG&E Corp.                                1,300        50,570
Westar Energy, Inc.                         380         7,908
                                                    -------------
                                                      180,361

FINANCIAL INVESTMENTS 0.7%
-----------------------------------------------------------------
CIT Group, Inc.                             800        42,816
Rent-A-Center, Inc. *                       200         5,118
                                                    -------------
                                                       47,934

FURNITURE & HOUSEHOLD ITEMS 0.6%
-----------------------------------------------------------------
Johnson Controls, Inc.                       58         4,404
Mattel, Inc.                              1,500        27,195
Steelcase, Inc., Class A                    100         1,800
Thomas & Betts Corp. *                      140         7,193
                                                    -------------
                                                       40,592

GOVERNMENT AIRCRAFT & DEFENSE 1.4%
-----------------------------------------------------------------
Northrop Grumman Corp.                      600        40,974
Raytheon Co.                              1,160        53,174
                                                    -------------
                                                       94,148

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   35

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND

PORTFOLIO HOLDINGS continued

                                       NUMBER OF      VALUE
SECURITY                                SHARES         ($)
HEALTH CARE & HOSPITAL 1.0%
-----------------------------------------------------------------
Aetna, Inc.                                 500        24,570
Health Net, Inc. *                          400        20,328
Humana, Inc. *                              500        26,325
                                                    -------------
                                                       71,223

INFORMATION & SERVICES 2.0%
-----------------------------------------------------------------
Caterpillar, Inc.                           600        43,086
Cendant Corp.                             3,380        58,643
Convergys Corp. *                           700        12,747
Deluxe Corp.                                300         7,851
Manpower, Inc.                              300        17,154
                                                    -------------
                                                      139,481

INSTRUMENTS 1.0%
-----------------------------------------------------------------
Agilent Technologies, Inc. *                400        15,020
Bausch & Lomb, Inc.                         200        12,740
PerkinElmer, Inc.                           100         2,347
Teleflex, Inc.                              300        21,489
Thermo Electron Corp. *                     500        18,545
                                                    -------------
                                                       70,141

INSURANCE 7.7%
-----------------------------------------------------------------
American Financial Group, Inc.              300        12,483
American International Group, Inc.        1,200        79,308
American National Insurance Co.             200        22,416
AmerUs Group Co.                            300        18,072
AON Corp.                                 1,200        49,812
Assurant, Inc.                              500        24,625
CNA Financial Corp. *                       300         9,552
Commerce Group, Inc.                        200        10,568
Genworth Financial, Inc., Class A           900        30,087
Loews Corp.                                 600        60,720
MBIA, Inc.                                  100         6,013
MGIC Investment Corp.                       100         6,663
Old Republic International Corp.          1,000        21,820
Radian Group, Inc.                          320        19,280
Reinsurance Group of America, Inc.          200         9,458
The Hartford Financial Services
  Group, Inc.                               240        19,332
The St. Paul Travelers Cos., Inc.         2,000        83,580
UnumProvident Corp.                       1,100        22,528
W. R. Berkley Corp.                         400        23,224
                                                    -------------
                                                      529,541
INTEGRATED OIL COMPANIES 11.2%
-----------------------------------------------------------------
Amerada Hess Corp.                          300        42,720
ChevronTexaco Corp.                       1,700        98,549
ConocoPhillips                            2,400       151,560
Exxon Mobil Corp.                         4,700       286,042
Marathon Oil Corp.                        1,200        91,404
Occidental Petroleum Corp.                1,000        92,650
                                                    -------------
                                                      762,925
IT HARDWARE 1.6%
-----------------------------------------------------------------
Advanced Micro Devices, Inc. *              900        29,844
LSI Logic Corp. *                         1,020        11,791
Micron Technology, Inc. *                 1,200        17,664
Motorola, Inc.                              785        17,985

                                       NUMBER OF      VALUE
SECURITY                                SHARES         ($)
Tellabs, Inc. *                           1,800        28,620
Vishay Intertechnology, Inc. *              300         4,272
                                                    -------------
                                                      110,176

LAND & WATER TRANSPORTATION 1.7%
-----------------------------------------------------------------
Burlington Northern Santa Fe Corp.        1,000        83,330
Overseas Shipholding Group                  200         9,586
Ryder Systems, Inc.                         300        13,434
YRC Worldwide, Inc. *                       300        11,418
                                                    -------------
                                                      117,768

METAL PRODUCTS & MACHINERY 2.6%
-----------------------------------------------------------------
Cummins, Inc.                               188        19,759
Deere & Co.                                 800        63,240
General Electric Co.                      1,900        66,082
Terex Corp. *                               200        15,848
The Timken Co.                              300         9,681
                                                    -------------
                                                      174,610

MISCELLANEOUS FINANCE 14.0%
-----------------------------------------------------------------
A.G. Edwards, Inc.                          240        11,966
Citigroup, Inc.                           5,800       273,934
IndyMac Bancorp, Inc.                       200         8,186
JPMorgan Chase & Co.                      5,700       237,348
Lehman Brothers Holdings, Inc.              700       101,171
Merrill Lynch & Co., Inc.                 1,600       126,016
Morgan Stanley                            1,633       102,585
The Goldman Sachs Group, Inc.               600        94,176
                                                    -------------
                                                      955,382

OIL & COAL RESOURCES 6.1%
-----------------------------------------------------------------
Anadarko Petroleum Corp.                    800        80,808
Apache Corp.                              1,000        65,510
Burlington Resources, Inc.                1,100       101,101
Chesapeake Energy Corp.                   1,000        31,410
Devon Energy Corp.                        1,400        85,638
Kerr-McGee Corp.                            400        38,192
Pogo Producing Co.                          300        15,075
                                                    -------------
                                                      417,734

OIL DISTRIBUTION 2.3%
-----------------------------------------------------------------
Questar Corp.                               300        21,015
Sunoco, Inc.                                200        15,514
Tesoro Petroleum Corp.                      170        11,618
Valero Energy Corp.                       1,800       107,604
                                                    -------------
                                                      155,751

OIL DRILLING & SERVICES 1.2%
-----------------------------------------------------------------
Diamond Offshore Drilling, Inc.             200        17,900
ENSCO International, Inc.                   300        15,435
Patterson-UTI Energy, Inc.                  200         6,392
Pride International, Inc. *                 400        12,472
Rowan Cos., Inc. *                          300        13,188
Tidewater, Inc.                             300        16,569
                                                    -------------
                                                       81,956

PHOTO-OPTICAL, MICRO & OFFICE MACHINERY 2.2%
-----------------------------------------------------------------
Hewlett-Packard Co.                       4,500       148,050

                         See the accompanying notes to the financial statements. 36 Laudus Trust Annual Report

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND

                                       NUMBER OF      VALUE
SECURITY                                SHARES         ($)
PUBLISHING, BROADCASTING & CINEMA 1.7%
-----------------------------------------------------------------
Time Warner, Inc.                         7,000       117,530

REAL ESTATE INVESTMENT TRUSTS 1.2%
-----------------------------------------------------------------
Archstone-Smith Trust                       400        19,508
CBL & Associates Properties, Inc.           100         4,245
HRPT Properties Trust                     1,000        11,740
iStar Financial, Inc.                       500        19,140
New Plan Excel Realty Trust                 500        12,970
Trizec Properties, Inc.                     500        12,865
                                                    -------------
                                                       80,468
RESTAURANTS, HOTELS & THEATERS 1.2%
-----------------------------------------------------------------
CBRL Group, Inc.                            104         4,567
Darden Restaurants, Inc.                    400        16,412
McDonald's Corp.                          1,700        58,412
                                                    -------------
                                                       79,391

RETAIL 3.8%
-----------------------------------------------------------------
AnnTaylor Stores Corp. *                    270         9,933
AutoNation, Inc. *                          800        17,240
Barnes & Noble, Inc.                        300        13,875
BJ's Wholesale Club, Inc. *                 400        12,604
CVS Corp.                                 1,800        53,766
Dollar Tree Stores, Inc. *                  300         8,301
J.C. Penney Co., Inc.                       800        48,328
Office Depot, Inc. *                      1,200        44,688
Sabre Holdings Corp., Class A               600        14,118
Safeway, Inc.                             1,600        40,192
                                                    -------------
                                                      263,045

SOFTWARE 2.2%
-----------------------------------------------------------------
BMC Software, Inc. *                        600        12,996
Cadence Design Systems, Inc. *              666        12,314
Computer Sciences Corp. *                   600        33,330
Electronic Data Systems Corp.             1,500        40,245
Fidelity National Financial, Inc.           700        24,871

                                       NUMBER OF      VALUE
SECURITY                                SHARES         ($)
First American Corp.                        400        15,664
Sybase, Inc. *                              500        10,560
                                                    -------------
                                                      149,980

TEXTILE & APPAREL 0.2%
-----------------------------------------------------------------
Liz Claiborne, Inc.                         400        16,392

WHOLESALE 1.3%
-----------------------------------------------------------------
Arrow Electronics, Inc. *                   450        14,521
Avnet, Inc. *                               500        12,690
McKesson Corp.                              700        36,491
Omnicare, Inc.                              400        21,996
                                                    -------------
                                                       85,698
                                                    --------------
TOTAL COMMON STOCK (COST $5,875,364)                6,670,792
                                                    --------------

                                       FACE AMOUNT
                                           ($)
SHORT-TERM INVESTMENT 2.5% OF NET ASSETS

REPURCHASE AGREEMENT 2.5%
-------------------------------------------------------------------
State Street Bank & Trust Co. dated
  3/31/06, due 4/3/06 at 3.75% with
  a maturity value of $173,038
  (fully collateralized by Federal
  National Mortgage Association
  Securities with a value of
  $178,418)                              172,984        172,984
                                                      -------------
TOTAL SHORT-TERM INVESTMENT
  (COST $172,984)                                       172,984
-------------------------------------------------------------------
END OF INVESTMENTS.

At March 31, 2006 the tax basis cost of the fund's investments was $6,057,360, and the unrealized appreciation and depreciation were $833,520 and ($47,104), respectively, with a net unrealized appreciation of $786,416.

*  Non-income producing security.

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   37

LAUDUS ROSENBERG U.S. DISCOVERY FUND

PORTFOLIO HOLDINGS as of March 31, 2006

                                          COST           VALUE
HOLDINGS BY CATEGORY                       ($)            ($)
-----------------------------------------------------------------
 98.7%     COMMON STOCK                783,364,162    945,840,344
   --%     RIGHTS                                0              0
  1.1%     SHORT-TERM INVESTMENT        10,749,876     10,749,876
-----------------------------------------------------------------
 99.8%     TOTAL INVESTMENTS           794,114,038    956,590,220
  8.7%     COLLATERAL INVESTED FOR
           SECURITIES ON LOAN           83,107,644     83,107,644
 (8.5)%    OTHER ASSETS AND
           LIABILITIES                                (81,813,388)
-----------------------------------------------------------------
100.0%     NET ASSETS                                 957,884,476

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
COMMON STOCK 98.7% OF NET ASSETS

AGRICULTURE, FOOD & BEVERAGE 1.1%
-----------------------------------------------------------------
Cagle's, Inc., Class A *                9,320          65,054
Flowers Foods, Inc.                    44,325       1,316,452
J & J Snack Foods Corp.                   266           8,935
Lance, Inc. (a)                        29,718         668,655
National Beverage Corp. *               9,760         112,923
Penford Corp.                             789          12,687
PepsiAmericas, Inc.                   139,170       3,402,706
Seaboard Corp. (a)                      1,200       1,912,800
Seneca Foods Corp., Class B *           1,000          19,925
Tasty Baking Co.                       14,430         115,440
The Andersons, Inc. (a)                19,577       1,531,509
The Hain Celestial Group, Inc. *       34,225         896,353
The Pepsi Bottling Group, Inc.         10,700         325,173
                                                  ---------------
                                                   10,388,612

AIRLINES 0.6%
-----------------------------------------------------------------
Air Methods Corp. (a)*                  4,292         126,786
AirNet Systems, Inc. *                 25,800          90,042
Alaska Air Group, Inc. (a)*            41,800       1,481,810
Macquaire Infrastructure Co.
  Trust (a)                            35,140       1,142,050
Republic Airways Holdings, Inc.
  (a)*                                 44,089         652,958
SkyWest, Inc. (a)                      84,484       2,472,846
                                                  ---------------
                                                    5,966,492

AUTOS 2.4%
-----------------------------------------------------------------
Aftermarket Technology Corp.
  (a)*                                 18,648         421,631
Autoliv, Inc.                         135,521       7,667,778
Oshkosh Truck Corp.                   160,060       9,962,135
Sequa Corp., Class A *                 11,240       1,099,272
Supreme Industries, Inc., Class
  A                                    26,700         198,381
Sypris Solutions, Inc.                 28,400         267,812
TRW Automotive Holdings Corp.
  (a)*                                134,819       3,141,283
                                                  ---------------
                                                   22,758,292

BANKS & CREDIT INSTITUTIONS 3.7%
-----------------------------------------------------------------
Accredited Home Lenders Holding
  Co. (a)*                             52,592       2,691,659
Advanta Corp., Class A                 11,700         398,853
Ameriana Bancorp                        3,035          39,455
Ameris Bancorp (a)                      2,531          58,871
Anchor Bancorp Wisconsin, Inc.
  (a)                                     500          15,155

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Auburn National Bancorporation,
  Inc. (a)                              1,300          29,978
Bancfirst Corp. (a)                     4,200         183,120
Bank of Hawaii Corp.                  105,260       5,611,411
Bar Harbor Bankshares                     817          25,735
Berkshire Bancorp, Inc.                   960          15,946
Berkshire Hills Bancorp, Inc.           7,706         269,248
Beverly Hills Bancorp, Inc. (a)        23,168         245,581
BNCCORP, Inc. *                         1,600          21,360
BOE Financial Services of
  Virginia, Inc.                          100           3,453
Britton & Koontz Capital Corp.            526          12,166
Brunswick Bancorp *                     5,500          70,950
Camco Financial Corp.                     100           1,437
Capital Bank Corp. (a)                    703          11,424
Capital Crossing Bank *                16,882         537,861
Capitol Bancorp Ltd.                    6,900         322,575
Cardinal Financial Corp.               11,310         153,024
Carver Bancorp, Inc.                    1,200          20,406
Central Bancorp, Inc.                   1,000          28,800
Centrue Financial Corp. *               3,390          87,326
CFS Bancorp, Inc.                       3,530          52,879
Citizens First Bancorp, Inc.            4,700         132,822
Citizens Holdings Co.                     700          16,814
Community Bank Shares of
  Indiana, Inc.                         4,277          98,628
Community Capital Corp.                 3,009          72,186
Community Financial Corp.                 860          19,092
Community Shores Bank Corp. *           1,030          12,288
Community West Bancshares               4,594          64,913
CompuCredit Corp. (a)*                 53,890       1,983,691
Cooperative Bankshares, Inc. (a)          700          16,303
Corus Bankshares, Inc. (a)             59,200       3,518,848
Cowlitz Bancorp *                       1,500          20,580
Delta Financial Corp. (a)              23,510         224,520
Desert Community Bank                     600          24,120
Dollar Financial Corp. *               44,055         783,298
Electronic Clearing House, Inc.
  *                                     9,850         125,587
Elmira Savings Bank, FSB                1,090          29,430
Evans Bancorp, Inc. (a)                   940          18,659
Exchange National Bancshares,
  Inc.                                  2,254          66,899
Federal Agricultural Mortgage
  Corp., Class C (a)                   25,540         751,387
Fidelity Bancorp, Inc.                    650          12,350
Fidelity Southern Corp.                 2,725          48,505
First Bancorp of Indiana, Inc.            800          16,656
First Bancshares, Inc.                    700          12,040
First BancTrust Corp.                   5,645          67,317
First Capital, Inc.                       900          18,585
First Citizens BancShares, Inc.,
  Class A                               2,580         497,940
First Defiance Financial Corp.          3,970         104,570
First Federal Bancshares of
  Arkansas, Inc.                        7,300         187,902
First Federal Bancshares, Inc.          2,693          49,174
First Federal Bankshares, Inc.          2,400          54,240
First Financial Holdings, Inc.
  (a)                                   7,100         225,070
First Financial Service Corp.             211           6,328
First Franklin Corp.                      700          11,711
First Indiana Corp.                       500          13,950
First M&F Corp.                         3,100         107,880

                         See the accompanying notes to the financial statements. 38 Laudus Trust Annual Report

LAUDUS ROSENBERG U.S. DISCOVERY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
First Mariner Bancorp, Inc. *           1,530          29,345
First Place Financial Corp. (a)        17,444         432,611
First Regional Bancorp *                4,937         440,035
First United Corp.                      3,465          79,106
First West Virginia Bancorp,
  Inc.                                  3,300          63,030
FirstFed Financial Corp. (a)*          41,200       2,464,172
Flag Financial Corp.                   11,884         210,941
FMS Financial Corp.                     1,377          25,853
FNB Corp. of North Carolina (a)         5,628         114,924
FNB Corp. of Virginia (a)               5,596         190,152
FNB Financial Services Corp.              625          10,031
Franklin Bank Corp. (a)*                8,473         162,936
Gateway Financial Holdings, Inc.          241           4,095
Glen Burnie Bancorp                       480           8,126
GS Financial Corp.                      1,070          17,949
Guaranty Federal Bancshares,
  Inc.                                  2,370          71,692
Habersham Bancorp                       7,400         170,200
HF Financial Corp.                      5,024          94,552
HMN Financial, Inc.                     1,700          59,143
Home Federal Bancorp                    1,618          43,654
Hopfed Bancorp, Inc.                      675          10,786
Horizon Bancorp                         3,511         106,208
Independent Bank Corp. Michigan         4,200         119,490
Integra Bank Corp.                     12,832         293,340
Intervest Bancshares Corp. *           19,467         703,537
ITLA Capital Corp. (a)                  9,856         475,256
Lakeland Financial Corp. (a)            1,009          47,171
Leesport Financial Corp.                2,451          63,677
LSB Bancshares, Inc.                   17,500         315,000
LSB Financial Corp.                       330           9,405
MAF Bancorp, Inc.                       4,863         212,854
MASSBANK Corp.                         10,420         342,714
MFB Corp.                               2,000          60,100
MidWestOne Financial Group, Inc.       10,600         209,880
Monroe Bancorp                            113           1,729
MutualFirst Financial, Inc.               164           3,401
National Mercantile Bancorp *           3,022          56,662
New Hampshire Thrift Bancshares,
  Inc.                                  1,000          15,870
North Central Bancshares, Inc.            200           7,904
Northeast Bancorp                       1,200          25,500
Northrim BanCorp, Inc.                  1,730          41,520
Northway Financial, Inc.                1,400          53,536
OceanFirst Financial Corp.              5,143         126,003
PAB Bankshares, Inc.                    2,100          40,782
Park Bancorp, Inc.                        905          31,675
Parkvale Financial Corp.                  752          20,981
Peoples Bancorp of North
  Carolina                              6,147         165,969
Peoples BancTrust Co., Inc.             1,790          34,726
Peoples Community Bancorp                 825          16,871
PFF Bancorp, Inc.                       4,310         145,290
Pinnacle Bancshares, Inc.               1,500          21,750
Pocahontas Bancorp, Inc.                1,800          22,950
Premier Community Bankshares,
  Inc.                                    997          21,874
Princeton National Bancorp, Inc.        2,961          98,009
Provident Bankshares Corp. (a)            377          13,742
Provident Financial Holdings,
  Inc.                                 12,000         391,200
Renasant Corp. (a)                      4,299         158,805
Republic First Bancorp, Inc. *         10,292         151,087

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
River Valley Bancorp (a)                  500           9,390
Royal Bancshares of Pennsylvania          100           2,452
Shore Bancshares, Inc.                  7,274         255,972
Simmons First National Corp.,
  Class A (a)                           1,120          33,331
South Street Financial Corp. (a)          133           1,250
TD Banknorth, Inc.                    139,921       4,106,681
Team Financial, Inc.                    1,050          15,109
Teche Holding Co.                       1,000          41,750
TF Financial Corp.                      2,600          78,000
Timberland Bancorp, Inc.                3,477          98,051
United Bancshares, Inc.                 1,140          18,673
United Community Financial Corp.       20,663         250,436
United Financial Corp. (a)              1,480          33,300
United Security Bancshares, Inc.
  (a)                                     872          23,361
Unity Bancorp, Inc.                     7,176         115,175
Wainwright Bank & Trust Co.             2,556          26,582
Washington Banking Co.                  3,814          68,805
Washington Savings Bank, F.S.B.
  *                                     9,650          80,577
Whitney Holding Corp.                     100           3,546
WSFS Financial Corp.                    2,202         138,352
WVS Financial Corp.                     1,900          33,725
                                                  ---------------
                                                   35,087,275

BASIC MINERALS & METALS 5.0%
-----------------------------------------------------------------
A.M. Castle & Co.                      15,960         470,820
Aleris International, Inc. (a)*        74,480       3,580,254
Allegheny Technologies, Inc.          235,300      14,395,654
Chaparral Steel Co. (a)*               18,600       1,207,512
Commercial Metals Co.                  46,760       2,501,193
Encore Wire Corp. (a)*                 49,500       1,677,060
Harsco Corp.                            1,000          82,620
Lone Star Technologies, Inc. *         78,330       4,340,265
Maverick Tube Corp. (a)*              117,410       6,221,556
Northwest Pipe Co. *                    3,801         115,360
NS Group, Inc. (a)*                    48,300       2,223,249
Olympic Steel, Inc. (a)                15,430         465,677
Ryerson Tull, Inc. (a)                 36,562         978,399
Southern Copper Corp.                     500          42,240
Superior Essex, Inc. *                 54,500       1,386,480
Titanium Metals Corp. (a)*             36,300       1,762,365
Walter Industries, Inc. (a)           100,640       6,704,637
                                                  ---------------
                                                   48,155,341

BIOTECHNOLOGY 0.2%
-----------------------------------------------------------------
Digene Corp. (a)*                      35,352       1,382,263
Harvard Bioscience, Inc. *                100             439
Invitrogen Corp. *                      4,942         346,583
                                                  ---------------
                                                    1,729,285

CELLULAR & WIRELESS 1.1%
-----------------------------------------------------------------
NII Holdings, Inc. *                   88,200       5,201,154
Telephone & Data Systems, Inc.        133,617       5,269,854
Telephone & Data Systems, Inc.,
  Special Shares (a)                   11,520         434,880
U.S. Cellular Corp. *                   1,263          74,972
                                                  ---------------
                                                   10,980,860

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   39

LAUDUS ROSENBERG U.S. DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
CHEMICALS & RUBBER 1.2%
-----------------------------------------------------------------
A. Schulman, Inc.                      33,693         833,902
American Pacific Corp. (a)*             1,126          10,337
Arch Chemicals, Inc.                   52,370       1,592,048
Bairnco Corp.                           2,400          25,656
FMC Corp.                              16,590       1,028,248
Hexcel Corp. *                         33,040         725,889
ICO, Inc. *                             1,149           5,745
Innospec, Inc.                         15,340         393,164
LESCO, Inc. *                           7,327         125,365
NewMarket Corp.                        43,630       2,076,352
PolyOne Corp. (a)*                    265,140       2,471,105
RPM International, Inc.                   240           4,305
Stepan Co.                             14,280         421,974
The Scotts Miracle-Gro Co.,
  Class A (a)                          23,291       1,065,796
Westlake Chemical Corp.                17,640         609,462
                                                  ---------------
                                                   11,389,348
COMMERCIAL AIRCRAFT & COMPONENTS 0.2%
-----------------------------------------------------------------
BE Aerospace, Inc. *                   31,222         784,297
Ducommun, Inc. *                          310           6,882
Ladish Co., Inc. (a)*                  21,600         625,752
Triumph Group, Inc. *                   1,590          70,373
                                                  ---------------
                                                    1,487,304

COMMUNICATIONS UTILITIES 0.9%
-----------------------------------------------------------------
A.D.A.M., Inc. *                       12,532          88,351
Akamai Technologies, Inc. (a)*          7,100         233,519
Atlantic Tele-Network, Inc.             1,700          96,900
CT Communications, Inc.                56,678         770,254
D&E Communications, Inc.                2,010          22,592
Earthlink, Inc. (a)*                  386,993       3,695,783
General Communication, Inc.,
  Class A *                           176,887       2,138,564
Golden Telecom, Inc. (a)                1,345          40,417
Hector Communications Corp. (a)         4,800         142,560
j2 Global Communications, Inc.
  (a)*                                     81           3,807
Playboy Enterprises, Inc., Class
  A *                                     100           1,264
The Knot, Inc. *                       22,375         404,987
Vignette Corp. *                       87,721       1,293,885
                                                  ---------------
                                                    8,932,883

CONSTRUCTION & HOMEBUILDING 2.0%
-----------------------------------------------------------------
Beazer Homes USA, Inc. (a)            113,400       7,450,380
Brookfield Homes Corp. (a)              7,202         373,496
California Coastal Communities,
  Inc. *                                2,380          88,298
Cavco Industries, Inc. *                  702          34,110
Champion Enterprises, Inc. *            7,300         109,208
Comfort Systems USA, Inc.               1,520          20,520
Granite Construction, Inc. (a)         29,200       1,421,456
Insituform Technologies, Inc.,
  Class A *                            33,301         885,807
MasTec, Inc. (a)*                      12,450         176,416
MDC Holdings, Inc. (a)                 42,137       2,709,830
Meadow Valley Corp. *                   7,507          92,561
Meritage Corp. (a)*                        11             605
Perini Corp. *                          3,940         119,658

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Technical Olympic USA, Inc. (a)        21,845         444,546
The Ryland Group, Inc. (a)             70,637       4,902,208
                                                  ---------------
                                                   18,829,099

CONSTRUCTION MATERIALS 1.5%
-----------------------------------------------------------------
Ameron International Corp.              4,000         292,920
Apogee Enterprises, Inc. (a)              490           8,271
Eagle Materials, Inc. (a)             152,958       9,752,602
Martin Marietta Materials, Inc.         5,190         555,486
MDU Resources Group, Inc.              91,360       3,055,992
Oil-Dri Corp. of America                6,500         130,000
U.S. Concrete, Inc. *                  57,669         833,894
                                                  ---------------
                                                   14,629,165

CONSUMER DURABLES 0.4%
-----------------------------------------------------------------
Featherlite, Inc. *                     2,900          14,500
Thor Industries, Inc. (a)              72,770       3,883,007
Universal Electronics, Inc. *          18,316         324,193
                                                  ---------------
                                                    4,221,700

DRUGS & PHARMACEUTICALS 1.3%
-----------------------------------------------------------------
Alpharma, Inc., Class A (a)            49,430       1,325,713
Dade Behring, Inc.                      7,184         256,541
E-Z-EM, Inc. *                          8,820         197,480
Endo Pharmaceutical Holdings,
  Inc. *                              156,423       5,132,239
First Horizon Pharmaceutical
  Corp. (a)*                            2,260          56,975
Matrixx Initiatives, Inc. (a)*         11,773         274,311
Meridian Bioscience, Inc. (a)          47,572       1,283,492
Natural Alternative
  International, Inc. *                 8,201          66,756
Nature's Sunshine Products, Inc.
  (a)                                  24,325         304,062
Schiff Nutrition International,
  Inc. *                                8,400          50,232
Stratagene Corp. *                      1,482          16,302
United Therapeutics Corp. (a)*         40,416       2,678,772
ViroPharma, Inc. (a)*                  78,317         994,626
                                                  ---------------
                                                   12,637,501

ELECTRIC UTILITIES 2.7%
-----------------------------------------------------------------
Alliant Energy Corp.                  276,050       8,687,293
CH Energy Group, Inc.                   3,881         186,288
Cleco Corp.                            93,270       2,082,719
Duquesne Light Holdings, Inc.
  (a)                                 160,880       2,654,520
El Paso Electric Co. *                    950          18,088
Florida Public Utilites Co.             8,640         122,256
Green Mountain Power Corp.             14,600         421,794
OGE Energy Corp.                       44,220       1,282,380
Pepco Holdings, Inc. (a)              200,020       4,558,456
Pinnacle West Capital Corp.             2,282          89,226
UIL Holdings Corp.                     20,070       1,050,665
Unitil Corp.                            2,580          67,364
Westar Energy, Inc.                   240,240       4,999,394
                                                  ---------------
                                                   26,220,443

FINANCIAL INVESTMENTS 0.5%
-----------------------------------------------------------------
California First National
  Bancorp                               1,540          22,269
ePlus, Inc. *                          18,380         261,548

                         See the accompanying notes to the financial statements. 40 Laudus Trust Annual Report

LAUDUS ROSENBERG U.S. DISCOVERY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Interdigital Communications
  Corp. *                              30,052         736,875
Jackson Hewitt Tax Service, Inc.       25,809         815,048
MCG Capital Corp. (a)                  55,555         783,881
PICO Holdings, Inc. *                  18,580         611,096
The Enstar Group, Inc. *                  100           8,974
Universal Compression Holdings,
  Inc. *                               15,790         800,079
UTEK Corp. *                              500           6,250
Willis Lease Finance Corp. *           21,670         242,704
                                                  ---------------
                                                    4,288,724

FOREST PRODUCTS & PAPER 0.2%
-----------------------------------------------------------------
DSG International Ltd. *                1,630           8,965
Greif, Inc., Class A                    8,850         605,517
Lydall, Inc. *                         22,700         219,055
Mod-Pac Corp. *                         4,940          57,304
Nashua Corp. *                          3,500          29,750
Sonoco Products Co.                     2,850          96,529
Universal Forest Products, Inc.
  (a)                                  16,500       1,047,585
                                                  ---------------
                                                    2,064,705

FURNITURE & HOUSEHOLD ITEMS 2.8%
-----------------------------------------------------------------
A.T. Cross Co., Class A *                 923           5,307
Acuity Brands, Inc.                    30,660       1,226,400
Aldila, Inc.                           13,950         463,140
American Biltrite, Inc. *                 445           5,109
Atlantis Plastics, Inc., Class A
  (a)*                                 12,980         122,401
AZZ, Inc. *                             6,530         160,638
Bassett Furniture Industries,
  Inc. (a)                             16,230         323,789
Callaway Golf Co. (a)                 173,320       2,981,104
Central Garden & Pet Co. *             31,051       1,650,050
Channell Commercial Corp. *             5,350          26,750
Chase Corp.                             1,300          19,500
Chromcraft Revington, Inc. (a)*         2,700          36,342
Communications Systems, Inc.            9,840         103,812
Cybex International, Inc. (a)*         14,880          99,250
Ethan Allen Interiors, Inc. (a)       100,842       4,237,381
Genlyte Group, Inc. *                   1,794         122,243
Griffon Corp. *                        21,760         540,518
JAKKS Pacific, Inc. (a)*               36,379         972,774
Kimball International, Inc.,
  Class B                               5,418          81,487
La-Z-Boy, Inc. (a)                     47,950         815,150
Movado Group, Inc.                     57,590       1,329,177
National Presto Industries, Inc.       11,800         580,206
Preformed Line Products Co.             4,200         142,464
Raven Industries, Inc. (a)             21,164         827,724
Stanley Furniture Co., Inc.             2,170          63,473
Steelcase, Inc., Class A              182,680       3,288,240
Summa Industries                        1,241          12,658
The Lamson & Sessions Co. (a)*         18,300         509,289
Thomas & Betts Corp. *                124,540       6,398,865
West Pharmaceutical Services,
  Inc.                                  3,740         129,853
                                                  ---------------
                                                   27,275,094

GAS & OTHER PUBLIC UTILITIES 1.1%
-----------------------------------------------------------------
Artesian Resources Corp., Class
  A                                     1,701          56,813
California Water Service Group         11,440         515,372
Chesapeake Utilities Corp.              8,110         253,356

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Delta Natural Gas Co., Inc.               120           3,191
Energy West, Inc.                         210           2,270
Nicor, Inc. (a)                       108,740       4,301,755
RGC Resources, Inc.                       124           3,168
SJW Corp. (a)                          28,840         774,354
South Jersey Industries (a)            23,110         630,210
Southwest Water Co. (a)                56,150         895,031
The Laclede Group, Inc. (a)            16,560         569,995
Vectren Corp. (a)                      84,413       2,226,815
Waste Industries USA, Inc.             15,407         333,870
                                                  ---------------
                                                   10,566,200

GOVERNMENT AIRCRAFT & DEFENSE 0.1%
-----------------------------------------------------------------
Herley Industries, Inc. *               7,112         148,499
Todd Shipyards Corp.                    3,050          94,763
United Industrial Corp. (a)             9,820         598,333
                                                  ---------------
                                                      841,595

HEALTH CARE & HOSPITAL 2.2%
-----------------------------------------------------------------
Allied Healthcare International,
  Inc. *                               58,489         283,672
Almost Family, Inc. *                   6,400         115,200
Amedisys, Inc. (a)*                    37,900       1,317,025
American Shared Hospital
  Services                             13,130          88,627
Gentiva Health Services, Inc. *         4,058          73,896
Health Net, Inc. (a)*                  45,769       2,325,980
IntegraMed America, Inc. *                600           6,930
Lincare Holdings, Inc. (a)*            12,739         496,311
Manor Care, Inc.                      196,298       8,705,816
MedCath Corp. (a)*                     12,732         243,436
MEDTOX Scientific, Inc. (a)*           15,260         141,308
National Dentex Corp. *                 2,470          57,378
National Healthcare Corp. (a)           6,724         269,498
National Home Health Care Corp.         1,891          20,253
Pediatric Services of America,
  Inc. *                                7,112          99,924
Pediatrix Medical Group, Inc.
  (a)*                                 60,990       6,260,014
Psychemedics Corp.                      8,390         149,258
Res-Care, Inc. *                       25,050         460,419
                                                  ---------------
                                                   21,114,945

INFORMATION & SERVICES 5.7%
-----------------------------------------------------------------
Ablest, Inc. *                          1,510          14,345
ABM Industries, Inc. (a)              100,721       1,930,822
Administaff, Inc. (a)                   2,160         117,418
Ambassadors Groups, Inc. (a)           15,200         386,080
American Retirement Corp. (a)*         12,404         317,790
Barrett Business Services, Inc.
  *                                       770          20,790
Bioanalytical Systems, Inc. *           7,300          45,990
Butler International, Inc. *              732           2,269
Capital Title Group, Inc.              59,692         460,225
Carriage Services, Inc. (a)*           32,630         156,624
Cass Information Systems, Inc.          1,275          45,505
CBIZ, Inc. (a)*                        89,932         719,456
CDI Corp.                              37,639       1,082,874
CheckFree Corp. (a)*                  138,904       7,014,652
Convergys Corp. *                      92,740       1,688,795
Corrections Corp. of America *         93,395       4,221,454
Ecology & Environment, Inc.             3,730          38,643
Equifax, Inc.                           4,020         149,705

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   41

LAUDUS ROSENBERG U.S. DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Escala Group, Inc. (a)*                    93           2,436
Exponent, Inc. *                       24,760         783,654
Forrester Research, Inc. *             37,884         845,571
Franklin Covey Co. *                   17,860         140,022
Hallwood Group, Inc. *                    827         119,708
Hudson Highland Group, Inc. (a)*        2,606          49,358
ICT Group, Inc. *                      21,617         587,982
Jones Lang LaSalle, Inc.                5,557         425,333
Kelly Services, Inc., Class A          19,150         520,306
Kendle International, Inc. *           34,234       1,157,109
Kforce, Inc. *                         58,869         750,580
Labor Ready, Inc. (a)*                     40             958
Layne Christensen Co. (a)*             11,900         398,888
Mac-Gray Corp. *                       14,200         168,412
Manpower, Inc.                         49,918       2,854,311
MAXIMUS, Inc.                          11,400         410,172
Metal Management, Inc.                  7,176         227,120
Michael Baker Corp. *                  21,500         609,095
Monro Muffler Brake, Inc.              29,000       1,077,060
MPS Group, Inc. (a)*                  191,574       2,931,082
National Technical Systems, Inc.
  *                                    12,640          75,840
NCO Group, Inc. (a)*                   19,610         465,738
Nobel Learning Communities, Inc.
  *                                    16,300         156,154
Opinion Research Corp. (a)*             2,700          16,119
Parexel International Corp. *          30,042         794,310
Pharmaceutical Product
  Development, Inc. (PPD)             164,708       5,700,544
PRA International (a)*                    805          19,956
RCM Technologies, Inc. *                7,818          50,504
RemedyTemp, Inc., Class A (a)*            300           3,675
Schnitzer Steel Industries,
  Inc., Class A (a)                    41,829       1,792,373
Security National Financial
  Corp., Class A *                      1,443           6,854
SOURCECORP, Inc. *                     31,901         769,133
SRI/Surgical Express, Inc. *            7,639          44,994
Steiner Leisure Ltd. *                  8,966         363,123
Talx Corp.                              8,142         231,884
TeleTech Holdings, Inc. (a)*           94,016       1,044,518
The Dun & Bradstreet Corp. *           46,170       3,540,316
The Shaw Group, Inc. *                  1,890          57,456
Trammell Crow Co. (a)*                 17,470         622,980
URS Corp. *                            94,301       3,795,615
Vertrue, Inc. (a)*                     15,800         660,440
Volt Information Sciences, Inc.
  *                                    20,380         622,813
West Corp. (a)*                        36,733       1,640,496
                                                  ---------------
                                                   54,948,429

INSTRUMENTS 4.8%
-----------------------------------------------------------------
Allied Healthcare Products, Inc.
  *                                     6,100          36,722
Armor Holdings, Inc. (a)*               4,585         267,260
Arthrocare Corp. (a)*                  70,814       3,386,325
Astro-Med, Inc.                         1,653          18,018
Atrion Corp. (a)                          770          60,822
Bio-Rad Laboratories, Inc.,
  Class A (a)*                          1,230          76,690
Candela Corp. *                        69,900       1,509,840
Checkpoint Systems, Inc. *             80,370       2,160,346
Coherent, Inc. *                       23,714         832,599
Data I/O Corp. *                          200             906
Datascope Corp.                        19,485         770,827

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
DJ Orthopedics, Inc. *                 62,540       2,486,590
Edwards Lifesciences Corp. *           89,407       3,889,204
Encore Medical Corp. (a)*              19,578         100,239
Enpath Medical, Inc. *                    100             980
Esterline Technologies Corp. *         47,660       2,037,465
Frequency Electronics, Inc.               581           8,134
Haemonetics Corp. *                    39,520       2,006,430
Hurco Cos., Inc. (a)*                     300           8,166
Integra LifeSciences Holdings
  Corp. (a)*                            4,799         196,663
Iridex Corp. *                          9,840         120,442
K-Tron International, Inc. *            2,400         116,832
LeCroy Corp. (a)*                      30,455         476,621
Mesa Laboratories, Inc.                 1,308          18,456
Misonix, Inc. *                         4,380          29,696
MOCON, Inc.                             3,123          28,169
Molecular Devices Corp. *               8,292         274,963
MTS Systems Corp.                       8,910         372,705
New Brunswick Scientific Co.,
  Inc. *                                4,660          39,796
O.I. Corp. *                            1,800          25,542
Oakley, Inc. (a)                        7,530         128,161
Orthofix International NV *               510          20,308
OSI Systems, Inc. *                     3,376          71,335
Perceptron, Inc. *                     19,660         167,307
PerkinElmer, Inc.                     183,939       4,317,048
Schick Technologies, Inc. *             2,460         122,754
SonoSite, Inc. (a)*                    48,333       1,964,253
Span-America Medical Systems,
  Inc.                                  7,600          99,560
Steris Corp.                          190,370       4,698,332
Teleflex, Inc.                         87,360       6,257,597
Thoratec Corp. *                      139,375       2,685,756
Tollgrade Communications, Inc. *        6,240          92,851
Universal Security Instruments,
  Inc. *                                3,440          74,992
Viasys Healthcare, Inc. *              97,900       2,944,832
Vital Signs, Inc.                       8,620         473,497
ZEVEX International, Inc. (a)*          8,680         125,600
Zygo Corp. *                           10,880         177,562
                                                  ---------------
                                                   45,779,193

INSURANCE 6.5%
-----------------------------------------------------------------
American Equity Investment Life
  Holding Co. (a)                     134,010       1,921,703
American Financial Group, Inc.
  (a)                                   2,640         109,850
American National Insurance Co.        12,222       1,369,842
American Physicians Capital,
  Inc. *                               12,489         599,472
American Physicians Service
  Group, Inc.                           7,700         106,645
American Safety Insurance
  Holdings Ltd. *                       3,200          53,472
AmerUs Group Co. (a)                   51,578       3,107,059
Arch Capital Group Ltd. (a)*           74,583       4,306,422
Argonaut Group, Inc. *                 12,667         450,312
Arthur J. Gallagher & Co. (a)         115,760       3,219,286
Ceres Group, Inc. (a)*                 28,260         155,995
CNA Financial Corp. (a)*               74,340       2,366,986
Delphi Financial Group, Inc.,
  Class A                              11,800         609,234
FBL Financial Group, Inc., Class
  A                                     1,300          44,785

                         See the accompanying notes to the financial statements. 42 Laudus Trust Annual Report

LAUDUS ROSENBERG U.S. DISCOVERY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Great American Financial
  Resources, Inc.                      26,160         516,137
HCC Insurance Holdings, Inc. (a)      149,820       5,213,736
Horace Mann Educators Corp. (a)        85,660       1,610,408
Independence Holding Co.                9,300         214,458
Investors Title Co.                     2,411         103,504
Kansas City Life Insurance Co.
  (a)                                   4,243         217,411
Max Re Capital Ltd.                    95,909       2,282,634
Meadowbrook Insurance Group,
  Inc. *                               48,311         338,177
Merchants Group, Inc.                     500          15,075
National Financial Partners
  Corp. (a)                            27,750       1,568,430
National Western Life Insurance
  Co., Class A *                        3,207         744,954
NYMAGIC, Inc.                          10,950         326,638
Old Republic International Corp.      152,660       3,331,041
Philadelphia Consolidated
  Holding Corp. (a)*                   89,847       3,067,377
Presidential Life Corp.                35,917         912,651
Protective Life Corp.                   9,300         462,582
Radian Group, Inc. (a)                137,640       8,292,810
Reinsurance Group of America,
  Inc.                                 86,440       4,087,748
RTW, Inc. *                             4,100          43,337
Safety Insurance Group, Inc.           33,245       1,517,967
Scottish Re Group Ltd.                127,300       3,158,313
Selective Insurance Group, Inc.        10,600         561,800
StanCorp Financial Group, Inc.         25,000       1,352,750
State Auto Financial Corp.              2,744          92,500
Stewart Information Services
  Corp. (a)                             3,410         160,543
The Midland Co. (a)                     5,465         191,166
Unico American Corp. *                 10,910         104,736
United America Indemnity Ltd.,
  Class A *                            26,483         606,461
USI Holdings Corp. (a)*                11,811         190,511
Wesco Financial Corp.                     640         255,360
Zenith National Insurance Corp.
  (a)                                  43,815       2,108,816
                                                  ---------------
                                                   62,071,094

IT HARDWARE 5.8%
-----------------------------------------------------------------
Advanced Energy Industries, Inc.
  *                                    31,890         450,606
American Technical Ceramics
  Corp. *                               9,650         139,925
Anaren, Inc. (a)*                      51,615       1,004,944
Applied Innovation, Inc. *              4,280          18,361
Arris Group, Inc. *                   313,700       4,316,512
BTU International, Inc. (a)*            7,365         121,007
CalAmp Corp. *                         25,189         295,719
Cobra Electronics Corp. (a)*           11,941         126,455
Cohu, Inc. (a)                         11,334         240,507
CTS Corp. (a)                          22,730         304,127
DSP Group, Inc. *                      45,944       1,332,835
EMS Technologies, Inc. *               22,514         405,927
Emulex Corp. *                         67,120       1,147,081
Espey Manufacturing &
  Electronics Corp.                     3,900          61,815
Exar Corp. *                           79,277       1,132,076

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Fairchild Semiconductor
  International, Inc., Class A
  (a)*                                    180           3,433
Glenayre Technologies, Inc. (a)*       73,998         388,490
Globecomm Systems, Inc. (a)*           26,988         199,711
Imation Corp.                          59,740       2,563,443
Integrated Device Technology,
  Inc. (a)*                            16,753         248,950
Intersil Corp., Class A (a)           295,800       8,554,536
IXYS Corp. *                           73,216         675,052
LSI Logic Corp. *                     615,150       7,111,134
MEMC Electronic Materials, Inc.
  *                                     9,500         350,740
Merrimac Industries, Inc. *             1,400          13,440
Micrel, Inc. (a)*                      28,873         427,898
Microsemi Corp. (a)*                  197,000       5,734,670
ON Semiconductor Corp. (a)*           442,317       3,211,221
Optical Cable Corp. *                   6,210          32,224
Park Electrochemical Corp.             52,220       1,540,490
Powerwave Technologies, Inc. *         47,284         637,861
Relm Wireless Corp. *                   5,159          50,249
Semitool, Inc. *                       42,765         486,238
Sigmatron International, Inc.
  (a)*                                  7,200          65,519
SonicWALL, Inc. *                     158,280       1,122,205
Sparton Corp.                          10,084          88,638
Spectrum Control, Inc. *                9,370          76,647
Standard Microsystems Corp. *          28,449         739,105
Stratos International, Inc. *          33,725         272,835
Sycamore Networks, Inc. *             149,112         700,826
Symmetricom, Inc. (a)*                  1,233          10,542
Technitrol, Inc.                       20,265         485,955
Teradyne, Inc. *                        1,270          19,698
Trident Microsystems, Inc. (a)*       165,680       4,814,661
Vishay Intertechnology, Inc.
  (a)*                                287,730       4,097,275
Vodavi Technology, Inc. (a)*            1,772          12,404
White Electronic Designs Corp. *        5,230          30,648
Woodhead Industries                       200           3,320
                                                  ---------------
                                                   55,867,955

LAND & WATER TRANSPORTATION 1.6%
-----------------------------------------------------------------
Arkansas Best Corp. (a)                77,657       3,037,942
B & H Ocean Carriers Ltd. (a)*          2,390          47,202
Celadon Group, Inc. *                   3,321          72,697
CNF, Inc. (a)*                         52,289       2,611,313
Frozen Food Express Industries,
  Inc. *                               33,699         352,155
GulfMark Offshore, Inc. *                 941          26,160
HUB Group, Inc., Class A *              6,400         291,712
International Shipholding Corp.
  *                                     1,767          27,212
J.B. Hunt Transport Services,
  Inc. (a)                              1,125          24,232
Kirby Corp. *                          25,250       1,719,777
Marten Transport Ltd. *                11,049         199,876
Old Dominion Freight Line *            34,461         928,724
Seacor Holdings, Inc. *                23,496       1,860,883
Swift Transportation Co., Inc.
  (a)*                                108,876       2,365,875
USA Truck, Inc. *                       2,140          52,687
Werner Enterprises, Inc. (a)           66,026       1,212,898
                                                  ---------------
                                                   14,831,345

MAINFRAME & MINICOMPUTERS 0.1%
-----------------------------------------------------------------
Neoware Systems, Inc. (a)*             16,540         489,915

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   43

LAUDUS ROSENBERG U.S. DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
METAL PRODUCTS & MACHINERY 4.6%
-----------------------------------------------------------------
Allied Motion Technologies, Inc.
  *                                     4,606          17,319
Ampco-Pittsburgh Corp.                    200           4,000
Astec Industries, Inc. *                4,670         167,653
Baldor Electric Co.                     2,800          94,836
Bonso Electronic International,
  Inc.                                 11,533          59,856
CIRCOR International, Inc.              1,800          52,560
Crown Holdings, Inc. (a)*               2,090          37,077
Cummins, Inc. (a)                      90,383       9,499,253
Eastern Co.                             3,280          68,716
EnerSys (a)*                           14,824         204,571
EnPro Industries, Inc. (a)*            64,300       2,205,490
Evans & Sutherland Computer
  Corp. *                                 809           5,194
Gardner Denver, Inc. *                 15,630       1,019,076
Gehl Co. *                             10,123         335,274
Gerber Scientific, Inc. *              58,020         599,927
Graham Corp. (a)                        1,200          23,400
Hardinge, Inc.                          7,952         127,948
International Aluminum Corp.            2,500         102,725
Intevac, Inc. *                         2,720          78,282
JLG Industries, Inc. (a)               44,600       1,373,234
Joy Global, Inc.                      145,152       8,675,735
Kadant, Inc. (a)*                      10,580         240,166
Kennametal, Inc.                       64,000       3,912,960
Lennox International, Inc. (a)         75,300       2,248,458
Lifetime Brands, Inc. (a)               1,162          32,757
Lincoln Electric Holdings, Inc.
  (a)                                     800          43,192
Material Sciences Corp. *              22,290         269,263
Mestek, Inc. (a)*                      10,700         134,606
NCI Building Systems, Inc. (a)*        16,300         974,251
NN, Inc.                                4,259          54,984
Nordson Corp.                           1,390          69,305
Q.E.P. Co., Inc. *                      2,489          28,524
Regal Beloit Corp.                     76,330       3,226,469
Reinhold Industries, Inc., Class
  A                                     2,200          22,352
Robbins & Myers, Inc. (a)              23,760         513,216
Shiloh Industries, Inc. *                 450           8,662
SL Industries, Inc. *                  10,470         172,755
Standex International Corp. (a)        16,690         528,405
TB Woods Corp. *                       13,687         184,638
Tennant Co.                             1,000          52,320
The Oilgear Co. *                         300           3,963
The Timken Co. (a)                    158,500       5,114,795
Twin Disc, Inc.                         1,680          91,627
Velcro Industries N.V.                 15,020         221,545
Woodward Governor Co.                  26,610         884,782
                                                  ---------------
                                                   43,786,121

MISCELLANEOUS FINANCE 2.7%
-----------------------------------------------------------------
A.G. Edwards, Inc. (a)                161,920       8,073,331
Affiliated Managers Group, Inc.
  *                                    70,800       7,547,988
Knight Capital Group, Inc.,
  Class A *                           324,790       4,524,325
Nasdaq Stock Market, Inc. (a)*         26,574       1,064,023
Piper Jaffray Cos. (a)*                   300          16,500
Raymond James Financial, Inc.
  (a)                                 128,265       3,791,513
SWS Group, Inc.                        37,204         972,885
Value Line, Inc. (a)                    2,407          89,059
                                                  ---------------
                                                   26,079,624

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

OIL & COAL RESOURCES 1.9%
-----------------------------------------------------------------
Berry Petroleum Co., Class A           19,800       1,355,310
Callon Petroleum Co. *                 35,440         744,949
Cimarex Energy Co. (a)                122,419       5,295,846
Denbury Resources, Inc. *              47,920       1,517,627
Foundation Coal Holdings, Inc.         27,830       1,144,926
Panhandle Royalty Co., Class A            100           1,862
Penn Virginia Corp.                     6,174         438,354
Remington Oil & Gas Corp. *             8,800         380,336
Southwestern Energy Co. *               1,000          32,190
Swift Energy Co. *                     12,200         457,012
Teton Energy Corp. *                  101,220         692,345
Ultra Petroleum Corp. *                57,500       3,582,825
W&T Offshore, Inc. (a)                 34,830       1,403,997
Whiting Petroleum Corp. (a)*           19,787         811,069
                                                  ---------------
                                                   17,858,648

OIL DISTRIBUTION 2.0%
-----------------------------------------------------------------
Adams Resources & Energy, Inc.          9,109         256,874
Frontier Oil Corp. (a)                133,005       7,893,846
Giant Industries, Inc. (a)*            43,200       3,004,128
Tesoro Petroleum Corp. (a)            116,600       7,968,444
                                                  ---------------
                                                   19,123,292

OIL DRILLING & SERVICES 4.9%
-----------------------------------------------------------------
Bolt Technology Corp. (a)*             14,000         178,500
Dril-Quip, Inc. *                      16,600       1,176,110
Grant Prideco, Inc. (a)*              144,136       6,174,786
Grey Wolf, Inc. (a)*                    3,560          26,486
Helix Energy Solutions Group,
  Inc. (a)*                             9,800         371,420
Hydril Co. (a)*                         6,800         530,060
Lufkin Industries, Inc. (a)            29,340       1,626,610
NATCO Group, Inc., Class A *            2,700          73,170
Oceaneering International, Inc.
  (a)*                                 40,700       2,332,110
Oil States International, Inc.
  (a)*                                  8,300         305,855
Patterson-UTI Energy, Inc.            100,782       3,220,993
Pride International, Inc. *            54,340       1,694,321
Rowan Cos., Inc. (a)*                 187,150       8,227,114
Tetra Technologies, Inc. (a)*          94,778       4,458,357
Tidewater, Inc. (a)                   170,100       9,394,623
Todco, Class A *                      147,200       5,801,152
Veritas DGC, Inc. (a)*                  4,100         186,099
W-H Energy Services, Inc. (a)*         34,750       1,546,028
                                                  ---------------
                                                   47,323,794

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 1.4%
-----------------------------------------------------------------
Advanced Digital Information
  Corp. *                             164,421       1,443,616
Baldwin Technology Co., Inc.,
  Class A *                            30,750         191,573
Ballantyne of Omaha, Inc. *             3,610          16,101
Electronics for Imaging, Inc.
  (a)*                                 38,320       1,071,810
Global Payment Technologies,
  Inc. *                                2,098           4,406
Hypercom Corp. *                      113,450       1,055,085
Intermec, Inc. *                       48,594       1,482,603
Key Tronic Corp. *                      9,770          42,500
M-Systems Flash Disk Pioneers
  Ltd. (a)*                            65,734       1,699,881

                         See the accompanying notes to the financial statements. 44 Laudus Trust Annual Report

LAUDUS ROSENBERG U.S. DISCOVERY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Printronix, Inc.                        2,745          42,410
SafeNet, Inc. (a)*                     26,503         701,799
Western Digital Corp. *               268,790       5,222,590
                                                  ---------------
                                                   12,974,374

PUBLISHING, BROADCASTING & CINEMA 0.9%
-----------------------------------------------------------------
Banta Corp.                            42,000       2,183,160
Champion Industries, Inc.               6,000          37,440
Emak Worldwide, Inc. *                    200           1,668
Monster Worldwide, Inc. *             125,325       6,248,704
Outlook Group Corp. (a)                 2,800          36,596
Regent Communications, Inc. (a)*       35,184         162,198
Scholastic Corp. (a)*                   1,288          34,467
Tufco Technologies, Inc. *              2,042          14,274
World Wrestling Entertainment,
  Inc. (a)                              8,160         137,904
                                                  ---------------
                                                    8,856,411

REAL ESTATE DEVELOPMENT 0.4%
-----------------------------------------------------------------
Alderwoods Group, Inc. *               98,916       1,770,596
AMREP Corp. *                          11,150         440,425
Avatar Holdings, Inc. (a)*              5,597         341,417
ILX Resorts, Inc.                       5,160          52,374
J.W. Mays, Inc. (c)*                      500           9,113
Patriot Transportation Holding,
  Inc. *                                  600          41,034
Service Corp. International           135,440       1,056,432
Stratus Properties, Inc. *                400           9,800
Tarragon Corp. (a)*                    10,613         211,199
United Capital Corp. *                  7,800         194,064
Wellsford Real Properties, Inc.
  *                                    12,500          98,875
                                                  ---------------
                                                    4,225,329

REAL ESTATE INVESTMENT TRUSTS 4.6%
-----------------------------------------------------------------
Ashford Hospitality Trust (a)          58,530         725,772
Associated Estates Realty Corp.           100           1,125
Boykin Lodging Co. (a)*                42,560         480,502
CBL & Associates Properties,
  Inc. (a)                              9,630         408,793
Colonial Properties Trust              40,050       2,007,706
Commercial Net Lease Realty            45,056       1,049,805
Correctional Properties Trust          33,035         827,527
Eagle Hospitality Properties
  Trust, Inc. (a)                       1,410          14,213
Entertainment Properties Trust         15,500         650,690
Equity Inns, Inc.                         400           6,480
Gladstone Commercial Corp.              1,680          34,020
Highland Hospitality Corp. (a)        148,971       1,893,421
Home Properties, Inc.                  14,020         716,422
HRPT Properties Trust                 622,560       7,308,854
LTC Properties, Inc.                   32,580         757,811
Mission West Properties, Inc.          19,330         227,127
Monmouth Capital Corp.                  2,570          14,855
Monmouth Real Estate Investment
  Corp., Class A                        1,604          13,506
National Health Investors, Inc.
  (a)                                  39,950       1,014,730
National Health Realty, Inc.            7,100         141,432
New Plan Excel Realty Trust (a)        50,040       1,298,038
Omega Healthcare Investors, Inc.      167,810       2,352,696
One Liberty Properties, Inc.           21,500         426,345
Presidential Realty Corp., Class
  B                                     5,410          36,599

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
PS Business Parks, Inc.                35,870       2,005,850
Reckson Associates Realty Corp.       168,600       7,725,252
Roberts Realty Investors, Inc. *           20             159
Strategic Hotel Capital, Inc.         112,320       2,614,810
Sunstone Hotel Investors, Inc.
  (a)                                  89,600       2,595,712
Supertel Hospitality, Inc. (a)            140             777
Trizec Properties, Inc. (a)           242,595       6,241,969
Windrose Medical Properties
  Trust                                31,470         474,568
Winthrop Realty Trust *                52,640         278,466
                                                  ---------------
                                                   44,346,032

RESTAURANTS, HOTELS & THEATERS 1.8%
-----------------------------------------------------------------
Benihana, Inc. *                        7,695         236,083
Bob Evans Farms, Inc. (a)              14,000         415,940
Brinker International, Inc.            36,100       1,525,225
CBRL Group, Inc.                       95,539       4,195,117
Champps Entertainment, Inc. *           1,475          12,169
Churchill Downs, Inc. (a)                 236           9,044
Domino's Pizza, Inc. (a)                4,510         128,761
Dover Downs Gaming &
  Entertainment, Inc.                  31,000         674,870
Dover Motorsports, Inc.                   400           2,196
Famous Dave's of America, Inc. *        4,500          58,770
Frisch's Restaurants, Inc.              2,000          41,400
Interstate Hotels & Resorts,
  Inc. *                               85,100         455,285
Isle of Capri Casinos, Inc. *          44,632       1,485,353
J. Alexander's Corp.                   10,480          84,888
Jack in the Box, Inc. *                13,640         593,340
Lodgian, Inc. (a)*                     72,940       1,013,137
Luby's, Inc. *                         22,410         279,901
Marcus Corp.                           28,130         561,193
McCormick & Schmick's Seafood
  Restaurants, Inc. (a)*                4,890         124,548
Monarch Casino & Resort, Inc.
  (a)*                                  1,751          49,711
Nathan's Famous, Inc. *                 5,324          65,419
Orient-Express Hotels Ltd.,
  Class A (a)                           4,200         164,766
Papa John's International, Inc.
  *                                    28,304         928,654
Penn National Gaming, Inc. (a)*        10,010         422,222
Pinnacle Entertainment, Inc. *         13,425         378,182
Rare Hospitality International,
  Inc. *                               25,777         897,813
Red Lion Hotels Corp. *                32,700         434,910
Sands Regent *                         13,277         159,722
Star Buffet, Inc.                       3,600          30,564
Trump Entertainment Resorts,
  Inc. (a)*                            62,781       1,162,704
Vail Resorts, Inc. *                   16,420         627,572
                                                  ---------------
                                                   17,219,459

RETAIL 6.3%
-----------------------------------------------------------------
1-800-FLOWERS.COM, Inc., Class A
  (a)*                                 80,900         574,390
AnnTaylor Stores Corp. *              200,589       7,379,669
Barnes & Noble, Inc.                    8,980         415,325
Big Dog Holdings, Inc. (a)*             5,443          63,520
Big Lots, Inc. (a)*                        70             977
Blair Corp.                             2,638         109,240
Books-A-Million, Inc.                   9,730         111,992
Borders Group, Inc.                     8,320         209,997

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   45

LAUDUS ROSENBERG U.S. DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Brown Shoe Co., Inc.                   41,270       2,165,850
Casey's General Stores, Inc. (a)          500          11,435
Charming Shoppes, Inc. (a)*           157,184       2,337,326
Claire's Stores, Inc.                  82,600       2,999,206
Coldwater Creek, Inc. *               102,295       2,843,801
Conn's, Inc. (a)*                       6,400         218,624
Cost-U-Less, Inc. *                     7,770          60,994
Deb Shops, Inc.                         2,772          82,328
EZCORP, Inc., Class A *                31,794         938,559
Factory Card & Party Outlet
  Corp. *                               4,944          40,294
First Cash Financial Services,
  Inc. *                               18,388         367,576
Foodarama Supermarkets, Inc. *          1,400          72,800
Gottschalks, Inc. (a)*                 21,217         194,348
Group 1 Automotive, Inc.               20,100         955,554
GSI Commerce, Inc. (a)*                96,838       1,646,246
Guess?, Inc. (a)*                      10,600         414,566
Hastings Entertainment, Inc. *         16,230          98,191
Hibbett Sporting Goods, Inc.
  (a)*                                 23,747         783,414
Insight Enterprises, Inc. (a)*          5,290         116,433
Jennifer Convertibles, Inc. *             100             510
Lithia Motors, Inc., Class A (a)       44,650       1,549,355
Longs Drug Stores Corp.                84,120       3,893,074
Matria Healthcare, Inc. *              48,831       1,853,625
Nutri/System, Inc. (a)*                33,667       1,599,856
O'Reilly Automotive, Inc. *           173,331       6,336,981
PolyMedica Corp. (a)                    4,870         206,293
Retail Ventures, Inc. *                   440           6,450
Rush Enterprises, Inc., Class B
  *                                    32,497         541,725
Sabre Holdings Corp., Class A         350,300       8,242,559
Shoe Carnival, Inc. *                   7,500         187,350
Smart & Final, Inc. *                   1,080          17,701
Sport Chalet, Inc., Class A *           3,050          22,845
Sport Chalet, Inc., Class B *             450           3,520
Stage Stores, Inc. (a)                 58,523       1,741,059
Stamps.com, Inc. *                     48,100       1,696,006
Syms Corp. (a)*                         1,400          21,000
Systemax, Inc. (a)*                    17,896         129,209
The Bon-Ton Stores, Inc.               18,266         590,905
The Buckle, Inc.                          400          16,380
The Cato Corp., Class A                85,560       2,041,462
The Children's Place Retail
  Stores, Inc. (a)*                    31,562       1,827,440
The Dress Barn, Inc. (a)*               8,300         397,985
The Men's Wearhouse, Inc.               6,330         227,500
The Sports Authority, Inc. *           16,487         608,370
United Retail Group, Inc. *            16,400         307,172
Village Super Market, Inc.,
  Class A (a)                           1,000          59,490
Weis Markets, Inc. (a)                 31,390       1,399,052
                                                  ---------------
                                                   60,737,529

SOAPS & COSMETICS 0.1%
-----------------------------------------------------------------
CPAC, Inc.                              4,567          18,656
Elizabeth Arden, Inc. (a)*              9,704         226,297
Parlux Fragrances, Inc. (a)*           19,800         638,550
                                                  ---------------
                                                      883,503

SOFTWARE 6.4%
-----------------------------------------------------------------
Advent Software, Inc. *                 1,211          34,417
American Software, Inc., Class A       16,950         123,226

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Black Box Corp. (a)                    47,851       2,299,241
BMC Software, Inc. (a)*               338,600       7,334,076
Cadence Design Systems, Inc. *        539,111       9,968,162
Captaris, Inc. *                        2,141           9,913
CIBER, Inc. (a)*                       37,300         237,974
Computer Programs & Systems,
  Inc.                                 15,851         792,550
Computer Task Group, Inc. *             3,845          16,341
Compuware Corp. (a)*                  165,056       1,292,388
CSP, Inc. *                             7,852          49,782
Digital Insight Corp. *                   660          24,024
Document Sciences Corp. *                 619           4,630
Eclipsys Corp. *                      123,700       2,920,557
Edgewater Technology, Inc. *            9,470          61,934
Emdeon Corp. *                        175,674       1,897,279
First American Corp.                  151,743       5,942,256
Harris Interactive, Inc. *             51,142         287,418
Imergent, Inc. *                          770           8,501
Inforte Corp. *                         6,870          30,091
Integral Systems, Inc.                    348           9,393
Internet Capital Group, Inc.
  (a)*                                 40,814         384,468
Internet Security Systems, Inc.
  (a)*                                 94,705       2,271,026
Interwoven, Inc. *                     35,320         317,527
INX, Inc. *                               850           5,270
JDA Software Group, Inc. (a)*           4,464          64,460
John H. Harland Co.                    13,219         519,507
Keynote Systems, Inc. *                 8,261          94,506
Lawson Software, Inc. (a)*             34,856         267,346
Lightbridge, Inc. *                    57,625         639,637
Manatron, Inc. *                          698           4,858
ManTech International Corp.,
  Class A (a)*                         16,515         548,628
MapInfo Corp. (a)*                     23,571         330,465
Merge Technologies, Inc. *             23,372         373,251
Moldflow Corp. *                       22,029         345,855
NetManage, Inc. *                      23,561         141,366
NetScout Systems, Inc. *                4,470          40,677
NWH, Inc.                               1,650          23,001
Pacific Internet Ltd. *                 1,850          15,817
PDF Solutions, Inc. (a)*                1,030          19,488
Perot Systems Corp., Class A *        200,470       3,119,313
Pervasive Software, Inc. (a)*          10,641          43,841
Progress Software Corp. *              11,150         324,353
Quest Software, Inc. (a)*              38,366         640,712
Radiant Systems, Inc. (a)*             67,557         913,371
RealNetworks, Inc. (a)*               335,877       2,770,985
Source Interlink Cos., Inc. (a)*       48,496         552,854
SPSS, Inc. *                           53,200       1,684,312
SSA Global Technologies, Inc.
  (a)*                                 19,643         314,877
Stellent, Inc.                         24,305         288,257
Sybase, Inc. (a)*                     223,471       4,719,708
Sykes Enterprises, Inc. *              48,799         691,970
Synopsys, Inc. *                       64,520       1,442,022
TechTeam Global, Inc. (a)*             19,759         219,918
The TriZetto Group, Inc. (a)*          28,020         492,872
THQ, Inc. (a)*                         66,276       1,715,886
Tier Technologies, Inc., Class B
  *                                     1,800          14,490
TSR, Inc.                               4,099          22,504
Tyler Technologies, Inc. (a)*           3,200          35,200
Witness Systems, Inc. *                72,981       1,853,717
                                                  ---------------
                                                   61,612,468

                         See the accompanying notes to the financial statements. 46 Laudus Trust Annual Report

LAUDUS ROSENBERG U.S. DISCOVERY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
TEXTILES & APPAREL 2.0%
-----------------------------------------------------------------
Albany International Corp.,
  Class A (a)                          73,101       2,784,417
Carter's, Inc. *                       39,570       2,670,579
Coach, Inc. *                           4,300         148,694
Culp, Inc. *                            3,110          15,084
Decorator Industries, Inc. (a)          3,640          32,214
Dixie Group, Inc. *                     1,549          23,173
G-III Apparel Group Ltd. *              4,726          52,322
Hampshire Group Ltd. *                  9,900         202,356
Hartmarx Corp. (a)*                    52,550         468,221
Lacrosse Footwear, Inc. *                 520           6,276
Phillips-Van Heusen Corp.              84,010       3,210,022
Polo Ralph Lauren Corp.                28,670       1,737,689
Skechers U.S.A., Inc., Class A *       61,000       1,520,730
Steven Madden Ltd. *                   34,901       1,238,985
Stride Rite Corp.                      97,657       1,414,073
The Gymboree Corp. *                   61,560       1,603,022
Tommy Hilfiger Corp. *                 36,059         593,892
VF Corp.                               13,520         769,288
Weyco Group, Inc. (a)                   3,137          70,583
Wolverine World Wide, Inc.             14,160         313,361
                                                  ---------------
                                                   18,874,981

WHOLESALE 3.0%
-----------------------------------------------------------------
ADDvantage Technologies Group,
  Inc. *                               16,600          97,940
Adesa, Inc. (a)                        73,990       1,978,493
Agilysys, Inc.                          1,569          23,629
All American Semiconductor, Inc.
  *                                     7,950          41,261
Applied Industrial Technologies,
  Inc.                                 47,885       2,135,671
Aristotle Corp. *                       6,869          53,235
Arrow Electronics, Inc. *             204,071       6,585,371
Avnet, Inc. *                         110,700       2,809,566
Bell Microproducts, Inc. (a)*          40,554         249,813
BlueLinx Holdings, Inc.                28,200         451,200
Coast Distribution System, Inc.         9,400          68,620
Delta Apparel, Inc.                     5,850         103,720
First Aviation Services, Inc. *         2,600          10,673
Huttig Building Products, Inc. *       15,071         140,311
IKON Office Solutions, Inc. (a)         8,800         125,400
Industrial Distribution Group,
  Inc. *                               13,683         115,621
Interline Brands, Inc. *               28,520         719,560
Keystone Automotive Industries,
  Inc. *                               46,171       1,948,878
Lawson Products, Inc. (a)                 768          31,442
Lazare Kaplan International,
  Inc. *                               12,250          95,550
Lenox Group, Inc. *                     2,430          31,833
LKQ Corp. (a)*                         31,498         655,473
Man Sang Holdings, Inc. *               8,840          51,360
NACCO Industries, Inc., Class A        12,800       1,970,688
Nu Horizons Electronics Corp.
  (a)*                                  2,029          17,267

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
P & F Industries, Inc. *                1,750          25,725
Pomeroy IT Solutions, Inc. (a)*        15,700         131,252
Spartan Stores, Inc.                   65,668         837,267
TESSCO Technologies, Inc. *             8,400         155,400
Traffix, Inc.                           6,490          37,382
Valley National Gases, Inc.            11,800         252,638
WESCO International, Inc. *            94,600       6,433,746
                                                  ---------------
                                                   28,385,985
                                                   --------------
TOTAL COMMON STOCK (COST $783,364,162)            945,840,344
                                                   --------------

RIGHTS 0.0% OF NET ASSETS
Winthrop Realty Trust, Inc.
  expiring 4/27/06                      4,097               0
                                                  ---------------
TOTAL RIGHTS (COST $--)                                     0

                                   FACE AMOUNT
                                       ($)
SHORT-TERM INVESTMENT 1.1% OF NET ASSETS

REPURCHASE AGREEMENT 1.1%
-----------------------------------------------------------------
State Street Bank & Trust Co.
  dated 3/31/06, due 4/3/06 at
  3.75% with a maturity value of
  $10,753,235 (fully
  collateralized by Federal
  National Mortgage Association
  Securities with a value of
  $10,967,769)                     10,749,876      10,749,876
                                                  ---------------
TOTAL SHORT-TERM INVESTMENT
  (COST $10,749,876)                               10,749,876
-----------------------------------------------------------------
END OF INVESTMENTS.

                                    NUMBER OF
                                     SHARES
COLLATERAL INVESTED FOR SECURITIES ON LOAN 8.7% OF NET ASSETS
State Street Navigator Security
  Lending Prime Portfolio          83,107,644      83,107,644
                                                  ---------------
TOTAL COLLATERAL INVESTED FOR SECURITIES ON
  LOAN
  (COST $83,107,644)                               83,107,644
-----------------------------------------------------------------
END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.

At March 31, 2006 the tax basis cost of the fund's investments was $794,698,402, and the unrealized appreciation and depreciation were $170,098,861 and ($8,207,043), respectively, with a net unrealized appreciation of $161,891,818.

 * Non-income producing security.

(a) All or a portion of this security is on loan.

(b) Fair-valued by Management.

(c) Illiquid security.

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   47

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS as of March 31, 2006

                                        COST            VALUE
HOLDINGS BY CATEGORY                     ($)             ($)
-----------------------------------------------------------------
 99.9%     COMMON STOCK              891,215,266    1,279,324,621
   --%     RIGHTS                              0                0
-----------------------------------------------------------------
 99.9%     TOTAL INVESTMENTS         891,215,266    1,279,324,621
  2.7%     COLLATERAL INVESTED FOR
           SECURITIES ON LOAN         34,693,294       34,693,294
 (2.6)%    OTHER ASSETS AND
           LIABILITIES                                (33,430,646)
-----------------------------------------------------------------
100.0%     NET ASSETS                               1,280,587,269

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
COMMON STOCK 99.9% OF NET ASSETS

AGRICULTURE, FOOD & BEVERAGE 1.9%
------------------------------------------------------------------
Cagle's, Inc., Class A *                   10               70
Diedrich Coffee, Inc. *                 9,066           42,157
Flowers Foods, Inc.                   295,424        8,774,093
J & J Snack Foods Corp.                16,508          554,504
Lance, Inc.                           156,800        3,528,000
National Beverage Corp. *              69,800          807,586
Seaboard Corp.                          4,580        7,300,520
Seneca Foods Corp., Class B *             400            7,970
The Andersons, Inc.                    42,885        3,354,893
                                                 -----------------
                                                    24,369,793

AIRLINES 1.3%
------------------------------------------------------------------
Air Methods Corp. *                    18,014          532,134
AirNet Systems, Inc. *                 83,630          291,869
Alaska Air Group, Inc. *              257,500        9,128,375
Macquaire Infrastructure Co.
  Trust                               130,379        4,237,317
SkyWest, Inc.                          71,189        2,083,702
                                                 -----------------
                                                    16,273,397

AUTOS 0.4%
------------------------------------------------------------------
Aftermarket Technology Corp.
  (a)*                                 82,405        1,863,177
R&B, Inc. *                            93,083          954,101
Sequa Corp., Class A *                 11,030        1,078,734
Spartan Motors, Inc. (a)                5,082           58,443
Strattec Security Corp. *               2,500           93,225
Supreme Industries, Inc., Class
  A                                    36,694          272,636
Sypris Solutions, Inc.                 77,124          727,279
TRW Automotive Holdings Corp. *         4,859          113,215
                                                 -----------------
                                                     5,160,810

BANKS & CREDIT INSTITUTIONS 5.9%
------------------------------------------------------------------
1st Source Corp.                       21,936          657,641
Accredited Home Lenders Holding
  Co. (a)*                            175,457        8,979,889
Advanta Corp., Class A                178,531        6,086,122
American Community Bancshares,
  Inc.                                  8,100          109,350
Anchor Bancorp Wisconsin, Inc.         38,543        1,168,238
Auburn National Bancorporation,
  Inc.                                    100            2,306
Berkshire Bancorp, Inc.                20,100          333,861
Berkshire Hills Bancorp, Inc.          15,521          542,304

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Beverly Hills Bancorp, Inc. (a)        10,496          111,258
Blue River Bancshares, Inc. *             100              692
BNCCORP, Inc. *                        12,267          163,764
BOE Financial Services of
  Virginia, Inc.                          301           10,394
Britton & Koontz Capital Corp.          5,473          126,590
Brunswick Bancorp *                       210            2,709
Camco Financial Corp.                     540            7,760
Capital Crossing Bank *                25,378          808,543
Cardinal Financial Corp.               14,020          189,691
Carver Bancorp, Inc.                   22,600          384,313
Cascade Financial Corp.                 8,016          152,304
Central Bancorp, Inc.                     320            9,216
Centrue Financial Corp. *              10,100          260,176
CFS Bancorp, Inc.                      24,352          364,793
Codorus Valley Bancorp, Inc.              160            3,280
Community Bank Shares of
  Indiana, Inc.                         1,030           23,752
Community Capital Corp.                 3,588           86,076
Community Central Bank Corp.               96            1,153
Community Financial Corp. (a)           2,175           48,285
Community Shores Bank Corp. *             180            2,147
Community West Bancshares              11,100          156,843
CompuCredit Corp. *                    55,398        2,039,200
Consumer Portfolio Services,
  Inc. *                               40,027          327,421
Cooperative Bankshares, Inc.              289            6,731
Corus Bankshares, Inc. (a)            159,192        9,462,372
Cowlitz Bancorp *                      36,907          506,364
Crescent Banking Co.                    1,473           60,025
Delta Financial Corp. (a)              52,590          502,234
Desert Community Bank                  19,679          791,096
Dollar Financial Corp. *               90,582        1,610,548
ECB Bancorp, Inc.                       2,089           69,459
Elmira Savings Bank, FSB               10,909          294,543
Federal Agricultural Mortgage
  Corp., Class C (a)                   29,120          856,710
Fidelity Bancorp, Inc.                     60            1,140
Fidelity Southern Corp.                 9,457          168,335
Financial Institutions, Inc.            3,006           56,783
First Bancorp of Indiana, Inc.          2,646           55,090
First Bancshares, Inc.                 11,901          204,697
First BancTrust Corp.                  12,550          149,659
First Citizens BancShares,
  Inc., Class A (a)                    64,226       12,395,618
First Defiance Financial Corp.          2,891           76,149
First Federal Bancshares of
  Arkansas, Inc.                       14,584          375,392
First Federal Bancshares, Inc.          1,250           22,825
First Federal Bankshares, Inc.          5,999          135,577
First Financial Service Corp.             100            2,999
First Indiana Corp.                     2,191           61,129
First Mariner Bancorp, Inc. *             420            8,056
First Place Financial Corp. (a)        59,056        1,464,589
First Regional Bancorp (a)*             3,400          303,042
First West Virginia Bancorp,
  Inc.                                    330            6,303
FirstFed Financial Corp. (a)*          99,280        5,937,937
FMS Financial Corp.                       580           10,890
FNB Corp. of North Carolina (a)         7,564          154,457
FNB Corp. of Virginia                     700           23,786
Franklin Bank Corp. *                  21,392          411,368
Glen Burnie Bancorp                       360            6,095

                         See the accompanying notes to the financial statements. 48 Laudus Trust Annual Report

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Great Pee Dee Bancorp, Inc.             1,900           30,398
Greene County Bancshares, Inc.            120            3,505
GS Financial Corp.                      8,660          145,271
Guaranty Federal Bancshares,
  Inc.                                  3,052           92,323
Habersham Bancorp                      25,078          576,794
HF Financial Corp.                     23,106          434,855
Hingham Institution for Savings         9,400          366,600
HMN Financial, Inc.                    16,950          589,690
Horizon Bancorp                         6,123          185,221
Integra Bank Corp.                     14,818          338,739
Intervest Bancshares Corp. *           50,500        1,825,070
ITLA Capital Corp.                      7,008          337,926
Lincoln Bancorp                         2,000           37,620
LSB Financial Corp.                     3,882          110,637
MAF Bancorp, Inc.                      13,944          610,329
MASSBANK Corp.                         12,262          403,297
Matrix Bancorp, Inc. *                 10,276          226,072
Mayflower Co-operative Bank                40              530
Medallion Financial Corp.               3,066           41,544
Meta Financial Group, Inc.              2,000           45,660
MFB Corp.                               3,400          102,170
MidWestOne Financial Group,
  Inc.                                 22,442          444,352
National Mercantile Bancorp *          11,016          206,550
New Hampshire Thrift
  Bancshares, Inc.                     10,030          159,176
North Central Bancshares, Inc.            300           11,856
North Valley Bancorp                   12,220          219,471
Northeast Bancorp                         100            2,125
Northway Financial, Inc.               14,700          562,128
Park Bancorp, Inc.                     12,608          441,280
Parkvale Financial Corp.                1,900           53,010
Patriot National Bancorp, Inc.         11,190          269,959
Peoples Bancorp of North
  Carolina                              1,454           39,258
Peoples Bancorp, Inc.                     900           19,049
Peoples BancTrust Co., Inc.            14,700          285,180
Peoples Community Bancorp               2,700           55,213
Pinnacle Bancshares, Inc.               1,640           23,780
Pocahontas Bancorp, Inc.               19,597          249,862
Premier Financial Bancorp, Inc.
  *                                     2,200           35,090
Princeton National Bancorp,
  Inc.                                    327           10,824
Provident Financial Holdings,
  Inc.                                 40,331        1,314,791
PSB Bancorp, Inc. *                    44,225          551,486
QCR Holdings, Inc.                      8,250          158,730
Renasant Corp.                          6,000          221,640
Republic Bancorp, Inc., Class A        16,572          336,746
Republic First Bancorp, Inc. *          5,161           75,763
Royal Bancshares of
  Pennsylvania                            200            4,904
South Street Financial Corp.
  (a)                                     393            3,694
Southern Missouri Bancorp, Inc.        12,548          185,334
Team Financial, Inc.                   16,178          232,801
Teche Holding Co.                       3,900          162,825
TF Financial Corp. (a)                 10,166          304,980
Timberland Bancorp, Inc.               20,500          578,100
United Bancshares, Inc.                11,438          187,354
United Community Financial
  Corp.                                19,551          236,958
United Financial Corp.                  4,608          103,680

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
United Security Bancshares,
  Inc. (a)                              1,180           31,612
Unity Bancorp, Inc.                    18,201          292,126
Wainwright Bank & Trust Co.            49,814          518,066
Washington Banking Co.                  8,397          151,482
Washington Savings Bank, F.S.B.
  *                                    12,620          105,377
WSFS Financial Corp.                   10,114          635,463
WVS Financial Corp.                       252            4,473
                                                 -----------------
                                                    75,342,868

BASIC MINERALS & METALS 4.1%
------------------------------------------------------------------
A.M. Castle & Co.                       1,740           51,330
Aleris International, Inc. *           73,850        3,549,970
Carpenter Technology Corp. (a)          6,000          567,120
Chaparral Steel Co. *                     870           56,480
CommScope, Inc. *                     177,780        5,075,619
Encore Wire Corp. *                       200            6,776
Insteel Industries, Inc.                6,033          342,554
L.B. Foster Co., Class A *             61,100        1,187,173
Lone Star Technologies, Inc. *         49,020        2,716,198
Maverick Tube Corp. *                  32,440        1,718,996
Northwest Pipe Co. *                   43,927        1,333,184
NS Group, Inc. *                      177,100        8,151,913
Olympic Steel, Inc.                    44,134        1,331,964
Ryerson Tull, Inc.                    242,476        6,488,658
Superior Essex, Inc. *                133,464        3,395,324
Synalloy Corp. *                        1,000           14,990
Titanium Metals Corp. *                22,940        1,113,737
Universal Stainless & Alloy
  Products, Inc. *                      1,040           26,728
Walter Industries, Inc.               237,711       15,836,307
                                                 -----------------
                                                    52,965,021

BIOTECHNOLOGY 0.1%
------------------------------------------------------------------
Digene Corp. (a)*                      35,055        1,370,651
Harvard Bioscience, Inc. (a)*          95,329          418,494
                                                 -----------------
                                                     1,789,145

CHEMICALS & RUBBER 1.3%
------------------------------------------------------------------
A. Schulman, Inc.                     354,582        8,775,904
American Pacific Corp. *               32,206          295,651
Arch Chemicals, Inc.                  183,504        5,578,522
Bairnco Corp.                          16,600          177,454
Innospec, Inc.                         25,240          646,901
LESCO, Inc. *                              87            1,489
NewMarket Corp.                         1,800           85,662
PolyOne Corp. *                           320            2,982
Stepan Co.                             20,000          591,000
Westlake Chemical Corp.                10,080          348,264
                                                 -----------------
                                                    16,503,829

COMMERCIAL AIRCRAFT & COMPONENTS 0.5%
------------------------------------------------------------------
BE Aerospace, Inc. *                  230,121        5,780,639
Ladish Co., Inc. *                          2               58
                                                 -----------------
                                                     5,780,697

COMMUNICATIONS UTILITIES 1.6%
------------------------------------------------------------------
A.D.A.M., Inc. *                       26,482          186,698
Atlantic Tele-Network, Inc.            27,300        1,556,100
CT Communications, Inc.               172,300        2,341,557

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   49

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
D&E Communications, Inc.               36,577          411,125
Earthlink, Inc. *                   1,072,935       10,246,529
Golden Telecom, Inc.                  102,474        3,079,344
Hector Communications Corp.            19,500          579,150
Playboy Enterprises, Inc.,
  Class A *                               630            7,963
Vignette Corp. *                      152,241        2,245,555
                                                 -----------------
                                                    20,654,021

CONSTRUCTION & HOMEBUILDING 1.9%
------------------------------------------------------------------
Brookfield Homes Corp.                125,759        6,521,862
California Coastal Communities,
  Inc. *                                  340           12,614
Cavco Industries, Inc. *                  590           28,668
Granite Construction, Inc.            346,300       16,857,884
MasTec, Inc. *                         22,960          325,343
Meadow Valley Corp. *                  19,374          238,881
Technical Olympic USA, Inc. (a)         2,619           53,297
                                                 -----------------
                                                    24,038,549

CONSTRUCTION MATERIALS 0.8%
------------------------------------------------------------------
Ameron International Corp.             52,200        3,822,606
Continental Materials Corp.
  (a)*                                  6,600          191,730
Devcon International Corp. *              870            8,700
Eagle Materials, Inc.                  44,540        2,839,870
Oil-Dri Corp. of America                4,370           87,400
Patrick Industries, Inc. *              7,274           86,342
Rock of Ages Corp. *                   45,217          225,181
U.S. Concrete, Inc. *                 208,102        3,009,155
                                                 -----------------
                                                    10,270,984

CONSUMER DURABLES 0.1%
------------------------------------------------------------------
Universal Electronics, Inc. *          84,584        1,497,137

DRUGS & PHARMACEUTICALS 2.7%
------------------------------------------------------------------
Alpharma, Inc., Class A               277,309        7,437,427
E-Z-EM, Inc. *                         95,100        2,129,289
Endo Pharmaceutical Holdings,
  Inc. (a)*                           320,662       10,520,920
First Horizon Pharmaceutical
  Corp. *                               6,202          156,352
Matrixx Initiatives, Inc. (a)*         13,983          325,804
Meridian Bioscience, Inc.             137,456        3,708,563
Natural Alternative
  International, Inc. *                 5,190           42,247
Nature's Sunshine Products,
  Inc.                                127,260        1,590,750
Polydex Pharmaceuticals Ltd. *          2,587           21,472
Schiff Nutrition International,
  Inc. *                              120,000          717,600
United Therapeutics Corp. *            81,695        5,414,745
ViroPharma, Inc. (a)*                 235,204        2,987,091
                                                 -----------------
                                                    35,052,260

ELECTRIC UTILITIES 1.7%
------------------------------------------------------------------
CH Energy Group, Inc.                 148,449        7,125,552
Duquesne Light Holdings, Inc.
  (a)                                 457,530        7,549,245
Florida Public Utilites Co.               600            8,490
Green Mountain Power Corp.             13,800          398,682
UIL Holdings Corp.                    137,800        7,213,830
Unitil Corp.                              200            5,222
                                                 -----------------
                                                    22,301,021

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)

FINANCIAL INVESTMENTS 0.7%
------------------------------------------------------------------
California First National
  Bancorp                              36,431          526,792
Electro Rent Corp. (a)*                39,645          673,965
ePlus, Inc. *                          39,279          558,940
Interdigital Communications
  Corp. *                               7,230          177,280
Jackson Hewitt Tax Service,
  Inc.                                 32,590        1,029,192
MCG Capital Corp. (a)                 218,454        3,082,386
PICO Holdings, Inc. (a)*                8,734          287,261
The Enstar Group, Inc. *                  340           30,512
Universal Compression Holdings,
  Inc. *                               39,800        2,016,666
Willis Lease Finance Corp. *           77,928          872,794
                                                 -----------------
                                                     9,255,788

FOREST PRODUCTS & PAPER 1.2%
------------------------------------------------------------------
Cenveo, Inc. *                        124,889        2,070,659
DSG International Ltd. *                4,310           23,705
Lydall, Inc. *                          6,840           66,006
Mod-Pac Corp. *                           300            3,480
Nashua Corp. *                          2,410           20,485
Universal Forest Products, Inc.       201,730       12,807,838
                                                 -----------------
                                                    14,992,173

FURNITURE & HOUSEHOLD ITEMS 3.8%
------------------------------------------------------------------
Acuity Brands, Inc.                   106,740        4,269,600
Aldila, Inc.                           38,429        1,275,843
American Biltrite, Inc. *              19,310          221,679
American Locker Group, Inc. *          16,100           78,085
Atlantis Plastics, Inc., Class
  A (a)*                                6,855           64,643
Bassett Furniture Industries,
  Inc. (a)                            103,716        2,069,134
Callaway Golf Co.                       2,310           39,732
Central Garden & Pet Co. *            164,299        8,730,849
Channell Commercial Corp. *             3,197           15,985
Chase Corp.                             8,700          130,500
Chromcraft Revington, Inc. *           12,200          164,212
Communications Systems, Inc.           59,900          631,945
Cybex International, Inc. *            22,230          148,274
Ethan Allen Interiors, Inc. (a)        39,380        1,654,747
Flexsteel Industries, Inc.             20,710          285,798
Genlyte Group, Inc. *                 130,400        8,885,456
Griffon Corp. (a)*                    184,054        4,571,901
JAKKS Pacific, Inc. (a)*              189,186        5,058,834
Kimball International, Inc.,
  Class B                              11,719          176,254
La-Z-Boy, Inc. (a)                    107,760        1,831,920
Movado Group, Inc. (a)                167,300        3,861,284
National Presto Industries,
  Inc.                                  6,000          295,020
Preformed Line Products Co.               965           32,733
Steelcase, Inc., Class A (a)           62,610        1,126,980
Summa Industries                        2,600           26,520
Thomas & Betts Corp. *                  1,650           84,777
West Pharmaceutical Services,
  Inc. (a)                             67,873        2,356,550
                                                 -----------------
                                                    48,089,255

                         See the accompanying notes to the financial statements. 50 Laudus Trust Annual Report

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
GAS & OTHER PUBLIC UTILITIES 0.6%
------------------------------------------------------------------
Artesian Resources Corp., Class
  A                                     1,375           45,925
California Water Service Group         11,280          508,164
Chesapeake Utilities Corp.              2,780           86,847
Delta Natural Gas Co., Inc.               499           13,269
Nicor, Inc.                               300           11,868
RGC Resources, Inc.                     2,500           63,875
SJW Corp.                              25,000          671,250
South Jersey Industries               186,371        5,082,337
Southwest Water Co. (a)                45,286          721,859
The Laclede Group, Inc.                 5,200          178,984
Waste Industries USA, Inc. (a)         19,542          423,475
                                                 -----------------
                                                     7,807,853

GOVERNMENT AIRCRAFT & DEFENSE 0.1%
------------------------------------------------------------------
Todd Shipyards Corp.                   46,980        1,459,669

HEALTH CARE & HOSPITAL 0.7%
------------------------------------------------------------------
Allied Healthcare
  International, Inc. (a)*            201,920          979,312
Almost Family, Inc. *                  18,600          334,800
American Shared Hospital
  Services                             47,400          319,950
Chemed Corp. (a)                       12,800          759,552
Gentiva Health Services, Inc. *         3,678           66,977
IntegraMed America, Inc. *              6,475           74,786
Medcath Corp. (a)*                     68,235        1,304,653
MEDTOX Scientific, Inc. *               7,580           70,191
National Dentex Corp. *                56,400        1,310,172
National Healthcare Corp.              12,059          483,325
National Home Health Care Corp.        63,292          677,857
Pediatric Services of America,
  Inc. *                                4,980           69,969
Pediatrix Medical Group, Inc. *         6,140          630,210
Res-Care, Inc. *                       76,419        1,404,581
                                                 -----------------
                                                     8,486,335

INFORMATION & SERVICES 6.0%
------------------------------------------------------------------
Ablest, Inc. *                          2,560           24,320
ABM Industries, Inc.                   74,760        1,433,149
American Retirement Corp. (a)*         63,670        1,631,225
Bioanalytical Systems, Inc. *          10,400           65,520
Capital Title Group, Inc.              60,748          468,367
Carriage Services, Inc. (a)*          155,840          748,032
CBIZ, Inc. *                           98,722          789,776
CDI Corp.                             116,700        3,357,459
Corrections Corp. of America *         30,051        1,358,305
CPI Corp.                                  80            1,632
Ecology & Environment, Inc.            24,930          258,275
Exponent, Inc. *                       52,600        1,664,790
Forrester Research, Inc. (a)*          26,291          586,815
Franklin Covey Co. *                  176,740        1,385,642
Hallwood Group, Inc. *                 11,780        1,705,155
Horizon Health Corp. (a)*              15,336          303,653
Hudson Highland Group, Inc. *          17,993          340,787
ICT Group, Inc. *                      44,667        1,214,942
Kelly Services, Inc., Class A         223,895        6,083,227
Kendle International, Inc. *          143,100        4,836,780
Kforce, Inc. *                          7,820           99,705
Layne Christensen Co. (a)*             60,520        2,028,630

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Mac-Gray Corp. *                       19,320          229,135
Metal Management, Inc.                110,996        3,513,023
Michael Baker Corp. *                  65,390        1,852,499
Monro Muffler Brake, Inc. (a)          93,620        3,477,047
MPS Group, Inc. (a)*                  824,508       12,614,972
National Technical Systems,
  Inc. *                                9,626           57,756
NCO Group, Inc. (a)*                  233,224        5,539,070
Nobel Learning Communities,
  Inc. *                                4,980           47,708
Opinion Research Corp. *               63,216          377,400
Parexel International Corp. *          83,279        2,201,897
RCM Technologies, Inc. *               91,523          591,239
Schnitzer Steel Industries,
  Inc., Class A (a)                   154,310        6,612,184
Security National Financial
  Corp., Class A *                     36,588          173,793
SOURCECORP, Inc. *                    110,974        2,675,583
SRI/Surgical Express, Inc. *            3,322           19,567
Steiner Leisure Ltd. *                 44,195        1,789,898
TeleTech Holdings, Inc. (a)*          332,800        3,697,408
Vertrue, Inc. (a)*                     12,519          523,294
Volt Information Sciences, Inc.
  *                                     7,280          222,477
Westaff, Inc. *                           100              387
                                                 -----------------
                                                    76,602,523

INSTRUMENTS 6.6%
------------------------------------------------------------------
Allied Healthcare Products,
  Inc. *                               78,652          473,485
American Science & Engineering,
  Inc. (a)*                            24,885        2,324,259
Armor Holdings, Inc. *                 28,469        1,659,458
Arthrocare Corp. (a)*                 185,167        8,854,686
Atrion Corp.                           12,370          977,106
Badger Meter, Inc.                      3,540          201,709
Bruker BioSciences Corp. (a)*          10,590           57,186
Candela Corp. (a)*                    203,660        4,399,056
Checkpoint Systems, Inc. *            382,540       10,282,675
Coherent, Inc. *                        3,086          108,349
Datascope Corp. (a)                   145,114        5,740,710
DJ Orthopedics, Inc. *                203,580        8,094,341
Encore Medical Corp. *                116,708          597,545
Escalon Medical Corp. (a)*                795            3,705
Esterline Technologies Corp. *        129,720        5,545,530
Frequency Electronics, Inc.             1,960           27,440
Haemonetics Corp. *                   239,700       12,169,569
Iridex Corp. *                         21,150          258,876
K-Tron International, Inc. *           25,210        1,227,223
Kewaunee Scientific Corp.              25,868          232,295
LeCroy Corp. *                         31,811          497,842
Mesa Laboratories, Inc.                 1,700           23,987
Misonix, Inc. *                        53,922          365,591
Molecular Devices Corp. (a)*           33,876        1,123,328
New Brunswick Scientific Co.,
  Inc. *                               49,758          424,933
O.I. Corp. *                           29,264          415,256
Oakley, Inc. (a)                       25,970          442,009
OYO Geospace Corp. (a)*                 2,645          156,029
Perceptron, Inc. *                     64,037          544,955
Schmitt Industries, Inc. *              8,289           55,371
Span-America Medical Systems,
  Inc.                                 27,300          357,630
Thoratec Corp. (a)*                   414,130        7,980,285

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   51

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Viasys Healthcare, Inc. *             273,560        8,228,685
Vicon Industries, Inc. *               39,320          125,824
ZEVEX International, Inc. (a)*         17,150          248,161
                                                 -----------------
                                                    84,225,089

INSURANCE 5.6%
------------------------------------------------------------------
Ambassadors International, Inc.        11,250          204,300
American National Insurance Co.         4,430          496,514
American Physicians Capital,
  Inc. *                                8,351          400,848
American Physicians Service
  Group, Inc.                          22,300          308,855
American Safety Insurance
  Holdings Ltd. *                      76,900        1,284,999
Argonaut Group, Inc. *                 53,751        1,910,848
Ceres Group, Inc. (a)*                 14,745           81,392
Delphi Financial Group, Inc.,
  Class A (a)                         238,750       12,326,663
FBL Financial Group, Inc.,
  Class A                              42,500        1,464,125
FPIC Insurance Group, Inc. (a)*        83,400        3,152,520
Great American Financial
  Resources, Inc.                      84,200        1,661,266
Horace Mann Educators Corp.           292,296        5,495,165
Independence Holding Co.               28,738          662,698
Kansas City Life Insurance Co.         38,701        1,983,039
Max Re Capital Ltd.                   323,917        7,709,225
Meadowbrook Insurance Group,
  Inc. *                               26,950          188,650
Merchants Group, Inc.                   2,960           89,244
National Western Life Insurance
  Co., Class A *                       24,363        5,659,281
NYMAGIC, Inc.                          29,070          867,158
Ohio Casualty Corp.                    57,171        1,812,321
Presidential Life Corp.                58,881        1,496,166
Reinsurance Group of America,
  Inc.                                    980           46,344
RTW, Inc. (a)*                         41,410          437,704
Scottish Re Group Ltd.                323,230        8,019,336
SCPIE Holdings, Inc. *                  4,300          105,350
Selective Insurance Group, Inc.        95,013        5,035,689
State Auto Financial Corp. (a)          5,923          199,664
Stewart Information Services
  Corp.                               135,640        6,385,931
The Midland Co.                        13,926          487,132
Unico American Corp. *                 50,686          486,586
United America Indemnity Ltd.,
  Class A *                            30,370          695,473
Wesco Financial Corp.                   1,170          466,830
                                                 -----------------
                                                    71,621,316

IT HARDWARE 8.0%
------------------------------------------------------------------
Advanced Energy Industries,
  Inc. *                              165,913        2,344,351
Advanced Power Technology, Inc.
  *                                       300            4,401
AMIS Holdings, Inc. (a)*               19,936          180,620
Amtech Systems, Inc. *                 29,100          212,721
Anaren, Inc. (a)*                      18,056          351,550
Arris Group, Inc. *                   866,834       11,927,636
BTU International, Inc. *               3,660           60,134
CalAmp Corp. *                         40,790          478,875

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Cobra Electronics Corp. *              63,985          677,601
CTS Corp.                               2,080           27,830
Diodes, Inc. *                         19,482          808,503
DSP Group, Inc. (a)*                  220,449        6,395,225
EMS Technologies, Inc. *              131,819        2,376,697
Espey Manufacturing &
  Electronics Corp.                    22,000          348,700
Exar Corp. *                          241,156        3,443,708
Glenayre Technologies, Inc. *          69,142          362,996
Globecomm Systems, Inc. (a)*           49,480          366,152
Imation Corp.                         228,940        9,823,815
Integrated Device Technology,
  Inc. *                               21,680          322,165
IXYS Corp. *                           89,188          822,313
Kopin Corp. *                              47              235
Kulicke & Soffa Industries,
  Inc. *                               96,455          920,181
Merrimac Industries, Inc. *            34,300          329,280
Micrel, Inc. *                          5,369           79,569
Microsemi Corp. (a)*                  470,648       13,700,563
Netlogic Microsystems, Inc.
  (a)*                                    305           12,569
ON Semiconductor Corp. (a)*         1,396,461       10,138,307
Optical Cable Corp. *                  13,263           68,822
Park Electrochemical Corp.             15,413          454,683
Plexus Corp. *                        297,009       11,158,628
Powerwave Technologies, Inc.
  (a)*                                 56,493          762,091
Semitool, Inc. *                       97,494        1,108,507
Sigmatron International, Inc. *         7,094           64,555
SonicWALL, Inc. (a)*                  435,877        3,090,368
Sparton Corp.                           3,420           30,062
Spectrum Control, Inc. *               95,916          784,593
Standard Microsystems Corp. *          79,828        2,073,931
Stratos International, Inc.
  (a)*                                 76,605          619,734
Symmetricom, Inc. (a)*                 22,583          193,085
Technitrol, Inc.                       98,485        2,361,670
Trident Microsystems, Inc. (a)*       470,432       13,670,754
Vodavi Technology, Inc. *               1,912           13,384
White Electronic Designs Corp.
  *                                    13,390           78,465
                                                 -----------------
                                                   103,050,029

LAND & WATER TRANSPORTATION 1.7%
------------------------------------------------------------------
Arkansas Best Corp.                    63,564        2,486,624
B & H Ocean Carriers Ltd. (a)*         10,410          205,597
Celadon Group, Inc. *                  44,238          968,370
EGL, Inc. *                           305,478       13,746,510
HUB Group, Inc., Class A *              7,800          355,524
Isramco, Inc. *                        10,725          147,147
Kirby Corp. *                           9,070          617,758
Marten Transport Ltd. *                11,305          204,507
Seacor Holdings, Inc. *                15,990        1,266,408
USA Truck, Inc. *                      77,669        1,912,211
Werner Enterprises, Inc. (a)              400            7,348
                                                 -----------------
                                                    21,918,004

MAINFRAME & MINICOMPUTERS 0.0%
------------------------------------------------------------------
Neoware Systems, Inc. *                    10              296

METAL PRODUCTS & MACHINERY 6.1%
------------------------------------------------------------------
Allied Motion Technologies,
  Inc. *                               54,816          206,108
Ampco-Pittsburgh Corp.                  1,120           22,400
Astec Industries, Inc. *               22,360          802,724

                         See the accompanying notes to the financial statements. 52 Laudus Trust Annual Report

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Bonso Electronic International,
  Inc.                                 51,296          266,226
Chicago Rivet & Machine Co.             5,210          102,637
Eastern Co.                               900           18,855
Electro Scientific Industries,
  Inc. *                                  200            4,426
EnerSys *                              16,548          228,362
EnPro Industries, Inc. *              209,137        7,173,399
Evans & Sutherland Computer
  Corp. *                              68,201          437,851
Gehl Co. *                             67,699        2,242,191
Gerber Scientific, Inc. *             110,000        1,137,400
Hardinge, Inc.                         85,092        1,369,130
International Aluminum Corp.           37,100        1,524,439
Intevac, Inc. *                         2,669           76,814
JLG Industries, Inc.                  232,080        7,145,743
Kadant, Inc. *                            200            4,540
Kennametal, Inc. (a)                  213,520       13,054,613
Lennox International, Inc.            509,700       15,219,642
Material Sciences Corp. (a)*              780            9,422
Mestek, Inc. *                          1,800           22,644
NN, Inc. (a)                            9,761          126,015
Q.E.P. Co., Inc. *                      9,388          107,587
Regal Beloit Corp.                    239,960       10,143,109
Robbins & Myers, Inc. (a)              10,550          227,880
Rofin-Sinar Technologies, Inc.
  (a)*                                      2              108
SL Industries, Inc. *                  35,600          587,400
Standex International Corp. (a)        87,930        2,783,864
Tech/Ops Sevcon, Inc.                     300            1,920
The Middleby Corp. *                    9,871          826,400
The Oilgear Co. *                         300            3,963
Twin Disc, Inc.                        31,500        1,718,010
Veeco Instruments, Inc. *              98,640        2,303,244
Woodward Governor Co.                 253,722        8,436,257
                                                 -----------------
                                                    78,335,323

MISCELLANEOUS FINANCE 1.9%
------------------------------------------------------------------
Affiliated Managers Group, Inc.
  (a)*                                 98,455       10,496,288
Knight Capital Group, Inc.,
  Class A *                           639,150        8,903,359
Nasdaq Stock Market, Inc. *               100            4,004
Piper Jaffray Cos. *                   17,030          936,650
Stifel Financial Corp. *                6,000          262,020
SWS Group, Inc.                       123,219        3,222,177
                                                 -----------------
                                                    23,824,498

OIL & COAL RESOURCES 2.0%
------------------------------------------------------------------
Berry Petroleum Co., Class A          105,480        7,220,106
Callon Petroleum Co. (a)*              64,390        1,353,478
Cimarex Energy Co.                      9,710          420,055
Foundation Coal Holdings, Inc.        194,820        8,014,895
Prime-Energy, Inc. *                    6,800          556,920
Swift Energy Co. (a)*                 114,040        4,271,938
Teton Energy Corp. *                   49,550          338,922
W&T Offshore, Inc. (a)                  3,160          127,380
Whiting Petroleum Corp. *              81,544        3,342,488
                                                 -----------------
                                                    25,646,182

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)

OIL DISTRIBUTION 1.8%
------------------------------------------------------------------
Adams Resources & Energy, Inc.         11,550          325,710
Frontier Oil Corp.                    358,000       21,247,300
Giant Industries, Inc. *               12,100          841,434
                                                 -----------------
                                                    22,414,444

OIL DRILLING & SERVICES 2.8%
------------------------------------------------------------------
Dawson Geophysical Co. (a)*            54,228        1,496,693
Lufkin Industries, Inc.                68,546        3,800,190
McDermott International, Inc. *        20,000        1,089,000
NATCO Group, Inc., Class A *          153,900        4,170,690
Oceaneering International, Inc.
  *                                    30,500        1,747,650
Oil States International, Inc.
  (a)*                                109,300        4,027,705
Tetra Technologies, Inc. *             54,195        2,549,333
Veritas DGC, Inc. *                   345,100       15,664,089
W-H Energy Services, Inc. *            34,100        1,517,109
                                                 -----------------
                                                    36,062,459

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 1.3%
------------------------------------------------------------------
Advanced Digital Information
  Corp. *                                  20              176
Baldwin Technology Co., Inc.,
  Class A *                             5,320           33,144
Dataram Corp.                           2,019           12,013
Electronics for Imaging, Inc. *        94,735        2,649,738
Global Payment Technologies,
  Inc. *                               42,650           89,565
Hypercom Corp. *                      403,450        3,752,085
Intermec, Inc. (a)*                     8,630          263,301
Key Tronic Corp. *                     16,280           70,818
M-Systems Flash Disk Pioneers
  Ltd. (a)*                           182,127        4,709,804
Printronix, Inc.                       67,977        1,050,245
SafeNet, Inc. (a)*                    140,545        3,721,631
                                                 -----------------
                                                    16,352,520

PUBLISHING, BROADCASTING & CINEMA 0.1%
------------------------------------------------------------------
Banta Corp.                             2,600          135,148
Champion Industries, Inc.              20,690          129,106
Emak Worldwide, Inc. (a)*              11,275           94,033
Outlook Group Corp.                    24,643          322,084
Regent Communications, Inc. *          30,179          139,125
Tufco Technologies, Inc. *             17,915          125,226
World Wrestling Entertainment,
  Inc.                                     20              338
                                                 -----------------
                                                       945,060

REAL ESTATE DEVELOPMENT 0.9%
------------------------------------------------------------------
Alderwoods Group, Inc. *              386,106        6,911,297
AMREP Corp. *                          34,825        1,375,588
Avatar Holdings, Inc. (a)*             29,009        1,769,549
ILX Resorts, Inc.                      28,300          287,245
J.W. Mays, Inc. (b)*                   17,100          311,648
Patriot Transportation Holding,
  Inc. *                                4,236          289,700
Tarragon Corp. (a)*                    27,210          541,479
United Capital Corp. (a)*               6,190          154,007
                                                 -----------------
                                                    11,640,513

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   53

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
REAL ESTATE INVESTMENT TRUSTS 3.2%
------------------------------------------------------------------
Ashford Hospitality Trust             224,550        2,784,420
Boykin Lodging Co. *                   72,740          821,235
Colonial Properties Trust                 300           15,039
Commercial Net Lease Realty           109,010        2,539,933
Correctional Properties Trust          48,610        1,217,681
Eagle Hospitality Properties
  Trust, Inc.                             740            7,459
Gladstone Commercial Corp.              3,860           78,165
Highland Hospitality Corp. (a)        308,097        3,915,913
Investors Real Estate Trust (a)         1,092           10,418
LTC Properties, Inc. (a)              187,670        4,365,204
Mission West Properties, Inc.         103,690        1,218,357
Monmouth Capital Corp.                    930            5,375
National Health Investors, Inc.       195,760        4,972,304
National Health Realty, Inc.           10,200          203,184
One Liberty Properties, Inc.           17,160          340,283
Presidential Realty Corp.,
  Class B                               1,000            6,765
PS Business Parks, Inc.                39,760        2,223,379
Strategic Hotel Capital, Inc.         325,490        7,577,407
Sunstone Hotel Investors, Inc.        267,311        7,744,000
Supertel Hospitality, Inc.                580            3,219
Windrose Medical Properties
  Trust                                 3,870           58,360
Winthrop Realty Trust *               188,880          999,175
                                                 -----------------
                                                    41,107,275

RESTAURANTS, HOTELS & THEATERS 1.8%
------------------------------------------------------------------
Ark Restaurants Corp.                  36,850        1,103,658
Benihana, Inc. *                       10,604          325,331
Bob Evans Farms, Inc. (a)              95,313        2,831,749
Dover Downs Gaming &
  Entertainment, Inc.                     150            3,266
Dover Motorsports, Inc.                 6,460           35,465
Famous Dave's of America, Inc.
  *                                    47,420          619,305
Frisch's Restaurants, Inc.             26,800          554,760
Interstate Hotels & Resorts,
  Inc. *                              163,290          873,602
Isle of Capri Casinos, Inc. *         120,596        4,013,435
J. Alexander's Corp.                   28,320          229,392
Lodgian, Inc. *                       215,960        2,999,684
Luby's, Inc. *                          6,990           87,305
Marcus Corp.                           12,540          250,173
Max & Erma's Restaurants, Inc.
  *                                     4,223           42,652
McCormick & Schmick's Seafood
  Restaurants, Inc. *                   2,180           55,525
Nathan's Famous, Inc. *                35,277          433,466
Papa John's International, Inc.
  *                                    64,600        2,119,526
Pinnacle Entertainment, Inc. *         84,740        2,387,126
Rare Hospitality International,
  Inc. *                               97,240        3,386,869
Red Lion Hotels Corp. *                   570            7,581
Sands Regent *                         43,462          522,848
Star Buffet, Inc.                       7,723           65,568
Trump Entertainment Resorts,
  Inc. *                               13,620          252,242
Vail Resorts, Inc. (a)*                 2,820          107,780
                                                 -----------------
                                                    23,308,308

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)

RETAIL 6.7%
------------------------------------------------------------------
1-800-FLOWERS.COM, Inc., Class
  A (a)*                              256,396        1,820,412
Big Dog Holdings, Inc. *                  350            4,084
Blair Corp.                            15,070          624,049
Books-A-Million, Inc.                  32,610          375,341
Brown Shoe Co., Inc.                  190,580       10,001,638
Building Material Holding Corp.        48,916        1,743,366
Charming Shoppes, Inc. (a)*           885,605       13,168,946
Cost-U-Less, Inc. *                    38,049          298,685
EZCORP, Inc., Class A *               107,491        3,173,134
Factory Card & Party Outlet
  Corp. *                               5,161           42,062
Finlay Enterprises, Inc. (a)*          33,060          339,196
Foodarama Supermarkets, Inc. *          3,440          178,880
Gottschalks, Inc. (a)*                 34,600          316,936
Group 1 Automotive, Inc.              132,470        6,297,624
GSI Commerce, Inc. (a)*               267,905        4,554,385
Hastings Entertainment, Inc. *         62,100          375,705
Lithia Motors, Inc., Class A          129,838        4,505,379
Longs Drug Stores Corp.               148,770        6,885,076
Matria Healthcare, Inc. *             171,420        6,507,103
Retail Ventures, Inc. (a)*             72,210        1,058,599
REX Stores Corp. *                     47,400          714,318
Rush Enterprises, Inc., Class A
  *                                     6,000          105,480
Rush Enterprises, Inc., Class B
  *                                    12,100          201,707
Shoe Carnival, Inc. *                     421           10,517
Sport Chalet, Inc., Class A *          61,525          460,822
Sport Chalet, Inc., Class B *           8,975           70,203
Stage Stores, Inc.                    257,104        7,648,844
Stamps.com, Inc. *                    139,920        4,933,579
Systemax, Inc. *                       37,588          271,385
The Bon-Ton Stores, Inc.               63,768        2,062,895
The Children's Place Retail
  Stores, Inc. (a)*                    35,947        2,081,331
The Dress Barn, Inc. (a)*               2,903          139,199
The Sports Authority, Inc. *           70,171        2,589,310
United Retail Group, Inc. *             2,992           56,040
Village Super Market, Inc.,
  Class A                              17,092        1,016,803
Weis Markets, Inc.                     33,900        1,510,923
                                                 -----------------
                                                    86,143,956

SOAPS & COSMETICS 0.6%
------------------------------------------------------------------
Cascade International, Inc.
  (a)(c)(d)*                           39,200               --
CPAC, Inc.                             35,810          146,284
Elizabeth Arden, Inc. (a)*            191,371        4,462,771
Parlux Fragrances, Inc. (a)*           84,383        2,721,352
                                                 -----------------
                                                     7,330,407

SOFTWARE 7.1%
------------------------------------------------------------------
Advent Software, Inc. *                29,478          837,765
American Software, Inc., Class
  A                                   221,600        1,611,032
Ansoft Corp. *                          4,332          180,601
Black Box Corp.                       168,550        8,098,828
Captaris, Inc. *                       10,100           46,763
CIBER, Inc. *                          56,660          361,491
Computer Task Group, Inc. (a)*         50,838          216,062
CSP, Inc. *                            19,892          126,115
Digital Insight Corp. *                 2,600           94,640

                         See the accompanying notes to the financial statements. 54 Laudus Trust Annual Report

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Eclipsys Corp. *                      290,344        6,855,022
Edgewater Technology, Inc. *          111,194          727,209
EuroWeb International Corp. *           5,808           18,992
Harris Interactive, Inc. *            115,731          650,408
Imergent, Inc. *                        3,890           42,946
Informatica Corp. *                    10,800          167,940
Inforte Corp. *                        15,630           68,459
Internet Capital Group, Inc. *         58,215          548,385
Internet Security Systems, Inc.
  (a)*                                 88,137        2,113,525
Interwoven, Inc. *                     23,238          208,910
INX, Inc. *                             1,540            9,548
JDA Software Group, Inc. (a)*         111,932        1,616,298
Keynote Systems, Inc. *               117,453        1,343,662
Lawson Software, Inc. (a)*              1,000            7,670
Lightbridge, Inc. *                    79,915          887,057
Manatron, Inc. *                       45,039          313,471
ManTech International Corp.,
  Class A *                            71,906        2,388,717
MapInfo Corp. *                        50,249          704,491
Merge Technologies, Inc. *             75,051        1,198,564
Moldflow Corp. *                       79,250        1,244,225
NetManage, Inc. *                      97,797          586,782
NetScout Systems, Inc. (a)*            18,471          168,086
Nuance Communications, Inc. *         184,209        2,175,508
NWH, Inc.                              26,832          374,038
Omtool Ltd. *                           1,004            7,028
Pacific Internet Ltd. *                 4,250           36,338
PDF Solutions, Inc. *                  36,750          695,310
Perot Systems Corp., Class A *        715,100       11,126,956
Pervasive Software, Inc. *             63,570          261,908
Quest Software, Inc. *                297,206        4,963,340
Radiant Systems, Inc. *               197,745        2,673,512
RealNetworks, Inc. (a)*               810,860        6,689,595
Source Interlink Cos., Inc.
  (a)*                                203,586        2,320,880
SPSS, Inc. *                           91,939        2,910,789
SSA Global Technologies, Inc. *        58,284          934,293
Stellent, Inc. (a)                     68,978          818,079
Sybase, Inc. (a)*                      24,770          523,142
Sykes Enterprises, Inc. *             306,831        4,350,864
TechTeam Global, Inc. *                86,138          958,716
The TriZetto Group, Inc. (a)*         460,294        8,096,571
Tier Technologies, Inc., Class
  B *                                 170,900        1,375,745
Tripos, Inc. *                          1,830            5,399
TSR, Inc.                              51,100          280,539
Tyler Technologies, Inc. (a)*           1,300           14,300
Witness Systems, Inc. *               240,804        6,116,422
                                                 -----------------
                                                    91,152,936
TEXTILES & APPAREL 2.0%
------------------------------------------------------------------
Albany International Corp.,
  Class A                             224,311        8,544,006
Culp, Inc. *                           38,280          185,658

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Decorator Industries, Inc. (a)            710            6,284
G-III Apparel Group Ltd. *             20,331          225,064
Hampshire Group Ltd. *                 68,212        1,394,253
Hartmarx Corp. *                          600            5,346
Lacrosse Footwear, Inc. *                 620            7,483
Phillips-Van Heusen Corp.             235,900        9,013,739
R.G. Barry Corp. *                        100              620
Skechers U.S.A., Inc., Class A
  *                                    71,390        1,779,753
Stride Rite Corp.                      14,720          213,146
The Gymboree Corp. *                  134,107        3,492,146
Tommy Hilfiger Corp. *                 56,816          935,760
Weyco Group, Inc. (a)                   1,673           37,642
                                                 -----------------
                                                    25,840,900

WHOLESALE 2.3%
------------------------------------------------------------------
Agilysys, Inc.                         10,541          158,747
All American Semiconductor,
  Inc. *                               36,512          189,497
Anixter International, Inc.               300           14,334
Applied Industrial
  Technologies, Inc.                   26,037        1,161,250
Aristotle Corp. *                      21,118          163,665
Bell Microproducts, Inc. (a)*          10,178           62,696
BlueLinx Holdings, Inc.                97,020        1,552,320
Coast Distribution System, Inc.        28,330          206,809
Delta Apparel, Inc.                    47,150          835,970
First Aviation Services, Inc. *         8,100           33,251
Huttig Building Products, Inc.
  *                                       900            8,379
IKON Office Solutions, Inc.           164,810        2,348,542
Industrial Distribution Group,
  Inc. *                               97,800          826,410
Interline Brands, Inc. *              102,780        2,593,139
Keystone Automotive Industries,
  Inc. (a)*                            69,705        2,942,248
Lawson Products, Inc.                     300           12,282
Lazare Kaplan International,
  Inc. *                               20,310          158,418
Lenox Group, Inc. *                   124,510        1,631,081
LKQ Corp. (a)*                          6,500          135,265
Man Sang Holdings, Inc. *                 200            1,162
NACCO Industries, Inc., Class A        47,820        7,362,367
P & F Industries, Inc. *                9,350          137,445
Pomeroy IT Solutions, Inc. (a)*        91,979          768,944
Spartan Stores, Inc.                   14,584          185,946
TESSCO Technologies, Inc. *            28,671          530,414
Traffix, Inc.                           1,160            6,682
Valley National Gases, Inc.            13,600          291,176
Watsco, Inc., Class B                   3,300          234,300
WESCO International, Inc. (a)*         75,860        5,159,239
                                                 -----------------
                                                    29,711,978
                                                    --------------
TOTAL COMMON STOCK (COST $891,215,266)           1,279,324,621
                                                    --------------

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   55

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
RIGHTS 0.0% OF NET ASSETS
Winthrop Realty Trust, Inc.
  expiring 4/27/06                     15,739                0
                                                 -----------------
TOTAL RIGHTS (COST $--)                                      0
------------------------------------------------------------------
END OF INVESTMENTS.

COLLATERAL INVESTED FOR SECURITIES ON LOAN 2.7% OF NET ASSETS
State Street Navigator Security
  Lending Prime Portfolio          34,693,294       34,693,294
                                                    --------------
TOTAL COLLATERAL INVESTED FOR SECURITIES ON
  LOAN (COST $34,693,294)                           34,693,294
------------------------------------------------------------------
END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.

At March 31, 2006 the tax basis cost of the fund's investments was $892,051,239, and the unrealized appreciation and depreciation were $397,413,229 and ($10,139,847), respectively, with a net unrealized appreciation of $387,273,382.

*  Non-income producing security.

(a) All or a portion of this security is on loan.

(b) Illiquid security.

(c) Bankrupt security/delisted.

(d) Fair-valued by Management.

                         See the accompanying notes to the financial statements. 56 Laudus Trust Annual Report

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

PORTFOLIO HOLDINGS as of March 31, 2006

                                            COST         VALUE
HOLDINGS BY CATEGORY                        ($)           ($)
-----------------------------------------------------------------
 94.8%     FOREIGN COMMON STOCK          30,344,996    38,420,360
  3.8%     SHORT-TERM INVESTMENT          1,519,626     1,519,626
-----------------------------------------------------------------
 98.6%     TOTAL INVESTMENTS             31,864,622    39,939,986
  1.4%     OTHER ASSETS AND
           LIABILITIES                                    571,542
-----------------------------------------------------------------
100.0%     NET ASSETS                                  40,511,528

                                      NUMBER
SECURITY                             OF SHARES       VALUE
FOREIGN COMMON STOCK 94.8% OF NET ASSETS

AUSTRALIA 4.7%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
ABB Grain Ltd.                             880          4,844
AWB Ltd.                                 6,015         16,716
Futuris Corp., Ltd.                     16,698         26,971
                                                   --------------
                                                       48,531

AIRLINES 0.1%
Qantas Airways Ltd                      10,783         27,286

BANKS & CREDIT INSTITUTIONS 1.9%
Australia & New Zealand Banking
  Group Ltd.                            10,671        202,137
Commonwealth Bank of Australia           6,810        220,591
National Australia Bank Ltd.             5,319        143,212
Westpac Banking Corp.                   11,028        187,462
                                                   --------------
                                                      753,402
BASIC MINERALS & METALS 0.4%
Rio Tinto Ltd.                           2,705        152,607
Smorgon Steel Group Ltd.                18,281         17,917
                                                   --------------
                                                      170,524
BEER, LIQUOR, & TOBACCO 0.1%
Lion Nathan Ltd.                         7,343         42,549

CELLULAR & WIRELESS 0.2%
Telstra Corp., Ltd.                     30,222         80,782
CONSTRUCTION & HOMEBUILDING 0.0%
Leighton Holdings Ltd                      657          8,334
CONSTRUCTION MATERIALS 0.0%
Adelaide Brighton Ltd.                   8,917         16,696

DRUGS & PHARMACEUTICALS 0.0%
Mayne Pharma Ltd. *                      4,870         10,320

FOREST PRODUCTS & PAPER 0.2%
Amcor Ltd.                              12,038         63,757
HEALTH CARE & HOSPITAL 0.1%
DCA Group Ltd.                          10,295         27,048
INSTRUMENTS 0.1%
Ansell Ltd.                              3,473         28,752

                                      NUMBER
SECURITY                             OF SHARES       VALUE

INSURANCE 0.4%
Promina Group Ltd. *                    10,174         39,784
QBE Insurance Group Ltd.                 2,794         43,696
Suncorp.-Metway Ltd.                     5,552         77,178
                                                   --------------
                                                      160,658
OIL & COAL RESOURCES 0.7%
BHP Billiton Ltd.                        8,689        172,907
New Hope Corp., Ltd.                    19,429         19,334
Oil Search Ltd.                         11,540         32,569
Santos Ltd.                              7,438         60,520
                                                   --------------
                                                      285,330

PUBLISHING, BROADCASTING &
  CINEMA 0.0%
Austereo Group Ltd.                      3,862          4,418

REAL ESTATE DEVELOPMENT 0.1%
Lend Lease Corp., Ltd.                   4,927         48,753

RESTAURANTS, HOTELS &
  THEATERS 0.2%
Amalgamated Holdings Ltd.                2,575          8,413
TABCORP Holdings Ltd.                    6,517         72,125
                                                   --------------
                                                       80,538

TEXTILES & APPAREL 0.0%
Pacific Brands Ltd.                      3,013          5,148

WHOLESALE 0.1%
Alesco Corp., Ltd.                         335          2,319
Australian Pharmmaceutical
  Industries Ltd.                        1,403          2,294
Boral Ltd                                6,853         43,725
                                                   --------------
                                                       48,338
                                                   --------------
                                                    1,911,164

AUSTRIA 0.7%
-----------------------------------------------------------------
OIL DISTRIBUTION 0.6%
OMV AG                                   4,002        267,629

REAL ESTATE DEVELOPMENT 0.1%
Immofinanz Immobilien Anlagen AG
  *                                      2,700         28,012
                                                   --------------
                                                      295,641

BELGIUM 1.8%
-----------------------------------------------------------------

BANKS & CREDIT INSTITUTIONS 1.2%
Fortis                                  13,800        491,226

CHEMICALS & RUBBER 0.3%
Solvay S.A.                              1,074        123,872

RETAIL 0.3%
Delhaize Group                           1,600        114,602
                                                   --------------
                                                      729,700

DENMARK 0.6%
-----------------------------------------------------------------

LAND & WATER TRANSPORTATION 0.6%
AP Moller-Maersk A/S                        27        231,563

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   57

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER
SECURITY                             OF SHARES       VALUE
FINLAND 1.9%
-----------------------------------------------------------------

BASIC MINERALS & METALS 0.2%
Rautaruukki Oyj                          1,525         56,239

CHEMICALS & RUBBER 0.1%
Kemira Oyj                               3,000         52,291

INFORMATION & SERVICES 0.0%
Finnair Oyj                              1,001         15,704

IT HARDWARE 1.6%
Elcoteq Network Corp., Class A           1,600         35,815
Nokia Oyj                               28,800        595,395
                                                   --------------
                                                      631,210
                                                   --------------
                                                      755,444

FRANCE 8.0%
-----------------------------------------------------------------
AUTOS 0.2%
PSA Peugeot Citroen *                    1,200         75,304

BANKS & CREDIT INSTITUTIONS 2.9%
BNP Paribas S.A.                         5,800        536,771
Natexis Banques Populaires                 630        169,853
Societe Generale                         3,200        479,498
                                                   --------------
                                                    1,186,122

BASIC MINERALS & METALS 0.1%
Nexans                                     280         21,801

CHEMICALS & RUBBER 0.4%
Compagnie Generale des
  Etablissements Michelin, Class
  B                                      2,400        150,454

CONSTRUCTION & HOMEBUILDING 0.5%
Bouygues SA                              4,000        211,878

CONSTRUCTION MATERIALS 0.6%
Ciments Francais                           405         63,417
Compagnie de Saint-Gobain                2,450        170,727
                                                   --------------
                                                      234,144

DRUGS & PHARMACEUTICALS 0.5%
Sanofi-Aventis                           2,012        190,793

FINANCIAL INVESTMENTS 0.1%
Societe Fonciere Financiere et de
  Participations (FFP) *                   270         64,088
INSTRUMENTS 0.1%
Bacou-Dalloz                               600         66,949

INSURANCE 0.4%
CNP Assurances                           1,500        151,305

INTEGRATED OIL COMPANIES 0.8%
Total SA, Class B                        1,320        347,996
IT HARDWARE 0.1%
Safran SA *                              1,800         45,560

METAL PRODUCTS & MACHINERY 0.2%
Valeo SA                                 2,000         83,431

                                      NUMBER
SECURITY                             OF SHARES       VALUE

PUBLISHING, BROADCASTING &
  CINEMA 0.0%
Havas SA                                 3,618         17,353

RESTAURANTS, HOTELS &
  THEATERS 0.3%
Sodexho Alliance SA                      2,400        113,832

RETAIL 0.1%
Rallye SA *                                526         22,422

SOAPS & COSMETICS 0.4%
Christian Dior SA                        1,500        149,429

WHOLESALE 0.3%
Casino Guichard-Perrachon SA             1,593        111,133
                                                   --------------
                                                    3,243,994

GERMANY 6.1%
-----------------------------------------------------------------

BANKS & CREDIT INSTITUTIONS 0.2%
Allianz AG                                 400         66,639

BASIC MINERALS & METALS 0.3%
ThyssenKrupp AG                          4,900        141,510

CARS & TRUCKS 0.1%
DaimlerChrysler AG                       1,000         57,374

CELLULAR & WIRELESS 0.1%
Mobilcom AG                              1,884         45,537

CHEMICALS & RUBBER 1.9%
BASF AG                                  5,000        391,735
Bayer AG                                 9,200        368,229
                                                   --------------
                                                      759,964

DRUGS & PHARMACEUTICALS 0.2%
Merck KGaA                               1,000         95,045

ELECTRIC UTILITIES 1.1%
E.ON AG                                  3,900        428,425

HEALTH CARE & HOSPITAL 0.4%
Fresenius Medical Care AG                1,200        143,190

INSTRUMENTS 0.2%
Fresenius AG                               600        102,439

IT HARDWARE 0.4%
Infineon Technologies AG *               7,056         72,652
Siemens AG                                 800         74,607
                                                   --------------
                                                      147,259

MISCELLANEOUS FINANCE 1.1%
Deutsche Bank AG                         3,800        433,714

RESTAURANTS, HOTELS &
  THEATERS 0.1%
TUI AG                                   3,158         61,894
                                                   --------------
                                                    2,482,990

                         See the accompanying notes to the financial statements. 58 Laudus Trust Annual Report

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

                                      NUMBER
SECURITY                             OF SHARES       VALUE
GREECE 0.2%
-----------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.0%
Coca Cola Hellenic Bottling Co.,
  S.A.                                     454         14,100

BANKS & CREDIT INSTITUTIONS 0.2%
Bank of Greece                             479         66,314
                                                   --------------
                                                       80,414

HONG KONG 1.6%
-----------------------------------------------------------------

AIRLINES 0.1%
Cathay Pacific Airways Ltd.             13,000         22,764

BANKS & CREDIT INSTITUTIONS 0.1%
The Bank of East Asia, Ltd.              9,600         34,683

ELECTRIC UTILITIES 0.4%
CLP Holdings Ltd.                       14,500         84,576
HongKong Electric Holdings Ltd.         19,500         91,759
                                                   --------------
                                                      176,335

LAND & WATER TRANSPORTATION 0.0%
Kowloon Motor Bus Holdings Ltd.          1,200          6,639

MISCELLANEOUS FINANCE 0.1%
Guoco Group Ltd.                         4,000         51,217
Sun Hung Kai & Co., Ltd.                 2,000          1,141
                                                   --------------
                                                       52,358

REAL ESTATE DEVELOPMENT 0.7%
Cheung Kong (Holdings) Ltd.             11,000        116,433
Chinese Estates Holdings Ltd.           32,000         45,646
Hang Lung Properties Ltd.               15,000         28,461
Henderson Investment Ltd.               10,909         20,998
HongKong Land Holdings Ltd. *            5,000         18,586
Kerry Properties Ltd.                   13,000         47,539
Tai Cheung Holdings Ltd.                17,000          9,621
Wheelock & Co., Ltd.                     3,000          5,360
Wheelock Properties Ltd.                 5,000          3,825
                                                   --------------
                                                      296,469

RETAIL 0.2%
Jardine Strategic Holdings Ltd.          6,000         66,615

WHOLESALE 0.0%
Esprit Holdings Ltd.                     1,000          7,771
                                                   --------------
                                                      663,634
IRELAND 0.5%
-----------------------------------------------------------------

CONSTRUCTION MATERIALS 0.5%
CRH plc                                  5,352        186,949

OIL & COAL RESOURCES 0.0%
Dragon Oil plc *                         2,322          8,442
                                                   --------------
                                                      195,391

                                      NUMBER
SECURITY                             OF SHARES       VALUE

ITALY 3.6%
-----------------------------------------------------------------

BANKS & CREDIT INSTITUTIONS 1.2%
Banca Intesa S.p.A.                     40,000        238,396
Banca Monte dei Paschi di Siena
  S.p.A. *                               5,423         30,474
Capitalia S.p.A.                        17,846        147,934
UniCredito Italiano S.p.A.               9,000         64,910
                                                   --------------
                                                      481,714

COMMUNICATIONS UTILITIES 0.2%
Telecom Italia S.p.A.                   30,000         87,367

CONSTRUCTION MATERIALS 0.4%
Caltagirone S.p.A. *                     2,026         22,282
Italcementi S.p.A.                       2,496         59,750
Italmobiliare S.p.A.                       743         63,051
                                                   --------------
                                                      145,083

GAS & OTHER PUBLIC UTILITIES 0.2%
Snam Rete Gas S.p.A                     20,000         88,337

INSURANCE 0.0%
Fondiaria-Sai S.p.A.                       288         11,485

INTEGRATED OIL COMPANIES 1.5%
Eni S.p.A.                              21,000        597,974

METAL PRODUCTS & MACHINERY 0.0%
Danieli & Co. S.p.A.                     1,137         11,858

PUBLISHING, BROADCASTING &
  CINEMA 0.1%
C.I.R. S.p.A. -- Compagnie
  Industriali Riunite                    2,882          8,677
Cofide S.p.A. -- Compagnia
  Finanziaria de Benedetti               7,558          9,937
                                                   --------------
                                                       18,614
                                                   --------------
                                                    1,442,432

JAPAN 24.0%
-----------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.1%
Kinki Coca-Cola Bottling Co.,
  Ltd.                                   2,000         21,203
Mikuni Coca-Cola Bottling Co.,
  Ltd.                                   1,700         18,285
                                                   --------------
                                                       39,488

AUTOS 0.8%
Topre Corp.                              1,400         15,964
Toyota Motor Corp.                       6,000        326,695
                                                   --------------
                                                      342,659

BANKS & CREDIT INSTITUTIONS 4.3%
Acom Co., Ltd.                             600         35,225
Chugoku Bank Ltd.                        2,000         30,573
Daishi Bank Ltd.                         6,000         29,191
Hitachi Capital Corp.                    1,300         26,003
Kagoshima Bank Ltd.                      2,000         15,715
Mitsubishi Tokyo Financial Group,
  Inc.                                      36        547,476
Mitsui Trust Holdings, Inc.             10,000        146,188

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   59

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER
SECURITY                             OF SHARES       VALUE
Mizuho Financial Group, Inc.                37        302,636
Orient Corp.                            13,000         49,441
San-in Godo Bank Ltd.                    3,000         31,083
Sanyo Shinpan Finance Co., Ltd.            570         35,376
Shiga Bank Ltd.                          5,000         37,745
Shizuoka Bank Ltd.                       2,000         20,158
Sumitomo Mitsui Financial Group,
  Inc.                                      23        253,880
Takefuji Corp.                           1,100         69,236
The Sumitomo Trust & Banking Co.,
  Ltd.                                   9,000        104,123
                                                   --------------
                                                    1,734,049

BASIC MINERALS & METALS 2.0%
JFE Holdings, Inc.                       6,700        270,957
Kobe Steel Ltd.                         50,000        190,138
Nippon Steel Corp.                      61,000        236,619
Nisshin Steel Co., Ltd.                 22,000         76,414
Tokyo Steel Manufacturing Co.,
  Ltd.                                     700         14,243
Yodogawa Steel Works Ltd.                4,000         24,630
                                                   --------------
                                                      813,001

BEER, LIQUOR, & TOBACCO 0.8%
Asahi Breweries Ltd.                     9,600        136,134
Japan Tobacco, Inc.                         60        211,145
                                                   --------------
                                                      347,279

CELLULAR & WIRELESS 0.1%
KDDI Corp.                                   6         32,046

CHEMICALS & RUBBER 0.7%
Mitsubishi Chemical Corp.               24,500        151,179
Mitsui Chemicals, Inc.                  14,000        102,934
Sakai Chemical Industry Co., Ltd.        3,000         15,909
Toyo Tire & Rubber Co., Ltd.             2,000          8,775
                                                   --------------
                                                      278,797

COMMUNICATIONS UTILITIES 0.6%
Nippon Telegraph & Telephone
  Corp. (NTT)                               58        248,141
CONSTRUCTION & HOMEBUILDING 0.5%
Chudenko Corp.                             600         10,659
Daiwa House Industry Co., Ltd. *         3,000         51,984
Kinden Corp.                             6,000         54,395
Kyudenko Corp.                           2,000         13,110
Maeda Corp.                              3,000         17,970
Nippo Corp.                              2,000         15,557
Taikisha Ltd.                            1,100         18,210
Yurtec Corp.                             2,000         11,694
                                                   --------------
                                                      193,579
CONSTRUCTION MATERIALS 0.9%
Asahi Glass Co., Ltd.                   17,000        253,774
Maeda Road Construction Co., Ltd.        3,000         23,753
Taiheiyo Cement Corp.                   23,000        110,960
                                                   --------------
                                                      388,487

CONSUMER DURABLES 0.8%
Matsushita Electric Industrial
  Co., Ltd.                             15,000        331,428

                                      NUMBER
SECURITY                             OF SHARES       VALUE

DRUGS & PHARMACEUTICALS 0.3%
Astellas Pharma, Inc.                    2,200         83,359
Nippon Shinyaku Co., Ltd.                2,000         17,287
Torii Pharmaceutical Co., Ltd.             700         14,618
                                                   --------------
                                                      115,264

ELECTRIC UTILITIES 0.8%
The Kansai Electric Power Co.,
  Inc.                                   2,800         62,220
The Tokyo Electric Power Co.,
  Inc.                                  10,300        256,880
                                                   --------------
                                                      319,100

FINANCIAL INVESTMENTS 0.0%
Ricoh Leasing Co., Ltd.                    700         20,072

INFORMATION & SERVICES 0.1%
Kinki Nippon Tourist Co., Ltd.           2,000          9,154
TKC Corp.                                  600         11,898
                                                   --------------
                                                       21,052

INSTRUMENTS 0.1%
Hitachi Medical Corp.                    2,000         24,149

INSURANCE 0.5%
Mitsui Sumitomo Insurance Co.,
  Ltd.                                  15,000        203,796
Nisshin Fire & Marine Insurance
  Co., Ltd.                              3,000         14,260
                                                   --------------
                                                      218,056

IT HARDWARE 0.8%
Alps Electric Co., Ltd.                  4,600         74,024
Citizen Watch Co., Ltd.                  4,900         46,222
Hitachi Kokusai Electric, Inc. *         2,000         25,520
Sanyo Electric Co., Ltd. *               7,000         19,222
Toshiba Corp.                           21,000        122,038
Toshiba Tec Corp.                        4,000         20,983
                                                   --------------
                                                      308,009

LAND & WATER TRANSPORTATION 0.8%
Nippon Yusen Kabushiki Kaisha           25,000        152,736
West Japan Railway Co.                      39        164,575
                                                   --------------
                                                      317,311

METAL PRODUCTS & MACHINERY 1.4%
Amada Co., Ltd.                          2,000         21,874
Glory Ltd.                               1,100         23,851
Heiwa Corp.                              2,200         33,887
Hitachi Ltd.                            29,000        205,284
Komatsu Ltd.                             4,000         76,290
Makita Corp.                               100          3,083
Mitsubishi Heavy Industries Ltd.        28,000        133,046
Sekisui Jushi Corp.                      2,000         16,859
Toyo Seikan Kaisha Ltd.                  3,000         54,397
                                                   --------------
                                                      568,571

MISCELLANEOUS FINANCE 0.7%
Daiwa Securities Group, Inc.            16,000        214,699
Shinsei Bank, Ltd.                      11,000         76,987
                                                   --------------
                                                      291,686

                         See the accompanying notes to the financial statements. 60 Laudus Trust Annual Report

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

                                      NUMBER
SECURITY                             OF SHARES       VALUE
OIL & COAL RESOURCES 0.4%
INPEX Corp.                                 19        160,943

OIL DISTRIBUTION 1.1%
Cosmo Oil Co., Ltd.                     10,000         52,393
Nippon Mining Holdings, Inc.            18,000        151,816
Nippon Oil Corp.                        18,000        141,024
Showa Shell Sekiyu K.K.                  8,300         94,159
                                                   --------------
                                                      439,392

PHOTO-OPTICAL, MICROS & OFFICE
  MACHINERY 2.1%
Brother Industries, Ltd.                 6,000         65,826
Canon, Inc.                              5,400        356,371
Fuji Photo Film Co., Ltd.                5,900        196,437
Konica Minolta Holdings, Inc. *         10,000        127,514
Ricoh Co., Ltd.                          6,000        117,064
                                                   --------------
                                                      863,212

REAL ESTATE DEVELOPMENT 0.4%
Sekisui House Ltd.                      10,000        149,145

RESTAURANTS, HOTELS &
  THEATERS 0.3%
Nintendo Co., Ltd.                         800        119,464
RETAIL 1.1%
Aichi Toyota Motor Co., Ltd.             2,000         45,621
Aoki International Co., Ltd.             1,000         21,615
Aoyama Trading Co., Ltd.                 1,700         56,376
Sazaby, Inc.                               500         14,222
Seven & I Holdings Co., Ltd.             3,900        154,503
The Daiei, Inc. *                        1,850         59,523
Uny Co., Ltd.                            5,000         80,043
                                                   --------------
                                                      431,903

SOFTWARE 0.6%
Fujitsu Business Systems Ltd.              200          3,609
Fujitsu Ltd.                            28,000        235,289
                                                   --------------
                                                      238,898
TEXTILES & APPAREL 0.1%
Japan Wool Textile Co., Ltd.             3,000         27,723
Kurabo Industries Ltd.                   4,000         14,281
Tokyo Style Co., Ltd.                    1,000         11,904
                                                   --------------
                                                       53,908

TRADING COMPANY 0.5%
Itochu Corp.                            16,000        137,673
Sojitz Corp. *                           9,400         55,553
                                                   --------------
                                                      193,226

WHOLESALE 0.3%
Kamei Corp.                              2,000         20,243
Sumitomo Forestry Co., Ltd.              4,000         40,638
SUZUKEN CO., Ltd.                        2,200         68,906
                                                   --------------
                                                      129,787
                                                   --------------
                                                    9,732,102

LUXEMBOURG 0.2%
-----------------------------------------------------------------

BASIC MINERALS & METALS 0.2%
Arcelor                                  1,779         69,992

                                      NUMBER
SECURITY                             OF SHARES       VALUE

NETHERLANDS 1.9%
-----------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.5%
Unilever N.V.                            2,800        194,003

BANKS & CREDIT INSTITUTIONS 0.6%
ABN AMRO Holding N.V.                    2,000         59,763
ING Groep N.V.                           5,200        204,793
                                                   --------------
                                                      264,556

CHEMICALS & RUBBER 0.3%
Koninklijke DSM N.V.                     2,800        127,651

COMMERCIAL AIRCRAFT &
  COMPONENTS 0.3%
European Aeronautic Defense &
  Space Co.                              2,541        106,750

DRUGS & PHARMACEUTICALS 0.1%
OPG Groep NV                               319         28,674

INSURANCE 0.1%
Aegon N.V.                               1,249         23,040

WHOLESALE 0.0%
Univar NV                                  316         17,807
                                                   --------------
                                                      762,481

NEW ZEALAND 0.1%
-----------------------------------------------------------------

LAND & WATER TRANSPORTATION 0.0%
Mainfreight Ltd.                         2,415          6,988

OIL DISTRIBUTION 0.1%
The New Zealand Refining Co.,
  Ltd.                                   3,468         14,507

PUBLISHING, BROADCASTING &
  CINEMA 0.0%
Sky Network Television Ltd.                595          2,339
                                                   --------------
                                                       23,834

NORWAY 1.5%
-----------------------------------------------------------------

CHEMICALS & RUBBER 0.6%
Norsk Hydro ASA                          1,611        222,862

LAND & WATER TRANSPORTATION 0.1%
Stolt-Nielsen SA                         1,568         48,186

OIL & COAL RESOURCES 0.8%
Statoil ASA *                           12,000        343,581
                                                   --------------
                                                      614,629

PORTUGAL 0.5%
-----------------------------------------------------------------

ELECTRIC UTILITIES 0.5%
Electricidade de Portugal SA            54,000        211,977

SINGAPORE 0.7%
-----------------------------------------------------------------

AIRLINES 0.1%
Singapore Airlines Ltd.                  5,000         43,265

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   61

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER
SECURITY                             OF SHARES       VALUE
BANKS & CREDIT INSTITUTIONS 0.3%
DBS Group Holdings Ltd.                  5,000         50,398
United Overseas Bank Ltd.                6,000         57,861
                                                   --------------
                                                      108,259

COMMUNICATIONS UTILITIES 0.1%
Singapore Telecommunications Ltd.
  *                                     36,000         58,958

REAL ESTATE DEVELOPMENT 0.2%
Capitaland Ltd. *                       19,000         56,919
Jardine Cycle & Carriage Ltd.            2,000         13,724
                                                   --------------
                                                       70,643
                                                   --------------
                                                      281,125

SPAIN 5.5%
-----------------------------------------------------------------

BANKS & CREDIT INSTITUTIONS 1.5%
Banco Bilbao Vizcaya Argentaria
  S.A.                                   3,000         62,505
Banco Santander Central Hispano
  S.A.                                  37,000        539,597
                                                   --------------
                                                      602,102

COMMUNICATIONS UTILITIES 1.1%
Telefonica S.A.                         27,567        431,721

CONSTRUCTION & HOMEBUILDING 0.9%
Acciona S.A.                             1,000        155,560
Fomento de Construcciones y
  Contratas S.A.                         1,800        133,052
Obrascon Huarte Lain S.A.                3,200         74,257
                                                   --------------
                                                      362,869

CONSTRUCTION MATERIALS 0.0%
Cementos Portland Valderrivas
  S.A.                                     105         10,933

ELECTRIC UTILITIES 1.0%
Endesa S.A.                             11,200        360,416
Gas Natural SDG S.A.                       620         17,939
Union Fenosa, S.A.                         674         25,604
                                                   --------------
                                                      403,959

INTEGRATED OIL COMPANIES 0.8%
Repsol YPF, S.A.                        11,900        337,963

OIL DISTRIBUTION 0.1%
Compania Espanola de Petroleos,
  S.A. (CEPSA)                             689         36,863

REAL ESTATE DEVELOPMENT 0.1%
Corporacion Financiera Alba S.A.         1,205         60,915
                                                   --------------
                                                    2,247,325
SWEDEN 1.6%
-----------------------------------------------------------------

AIRLINES 0.0%
SAS AB *                                   677          9,464

BANKS & CREDIT INSTITUTIONS 0.0%
Nordea Bank AB                             827         10,207

                                      NUMBER
SECURITY                             OF SHARES       VALUE

CELLULAR & WIRELESS 0.9%
Tele2 AB, Class B                        8,000         94,393
TeliaSonera AB *                        44,000        263,462
                                                   --------------
                                                      357,855

CONSTRUCTION & HOMEBUILDING 0.3%
Skanska AB, Class B                      6,966        113,959

GOVERNMENT AIRCRAFT &
  DEFENSE 0.0%
Saab AB                                    411         10,347

IT HARDWARE 0.1%
Telefonaktiebolaget LM Ericsson,
  Class B                               14,000         52,887

METAL PRODUCTS & MACHINERY 0.3%
AB SKF, Class B *                        6,000         97,703
                                                   --------------
                                                      652,422

SWITZERLAND 7.3%
-----------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.4%
Nestle S.A. *                              480        142,133

AIRLINES 0.0%
Swissair Group (a)(b) *                     30             --

BIOTECHNOLOGY 0.3%
Serono SA, Class B                         200        139,170

CHEMICALS & RUBBER 0.2%
Ciba Specialty Chemicals AG              1,500         89,485

CONSTRUCTION MATERIALS 0.2%
Holcim Ltd.                                824         65,615

DRUGS & PHARMACEUTICALS 1.5%
Novartis AG, Registered                  6,600        366,208
Roche Holdings AG                        1,500        222,920
                                                   --------------
                                                      589,128

ELECTRIC UTILITIES 0.0%
Centralschweizerische Kraftwerke
  AG                                        80         16,440

FURNITURE & HOUSEHOLD ITEMS 0.8%
Compangnie Financiere Richemont
  AG, Series A                           7,200        344,560

INSURANCE 1.6%
Baloise Holding AG, Class R              1,200         85,432
Swiss Life Holding *                       500        104,529
Zurich Financial Services AG *           1,900        444,798
                                                   --------------
                                                      634,759

METAL PRODUCTS & MACHINERY 1.0%
ABB Ltd. *                              15,000        188,999
Saurer AG *                                191         15,237
SIG Holding AG *                            77         16,383

                         See the accompanying notes to the financial statements. 62 Laudus Trust Annual Report

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

                                      NUMBER
SECURITY                             OF SHARES       VALUE
Sulzer AG                                  122         83,074
Unaxis Holding AG *                        400        114,135
                                                   --------------
                                                      417,828

MISCELLANEOUS FINANCE 1.3%
Credit Suisse Group                      7,069        395,466
UBS AG, Registered                       1,200        131,878
                                                   --------------
                                                      527,344

RETAIL 0.0%
Charles Vogele Holding AG *                107          9,322
                                                   --------------
                                                    2,975,784
UNITED KINGDOM 21.8%
-----------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.9%
Scottish & Newcastle plc                 7,327         66,045
Unilever plc                            28,800        294,053
                                                   --------------
                                                      360,098

AIRLINES 0.1%
British Airways plc *                    4,770         29,234

BANKS & CREDIT INSTITUTIONS 4.4%
Barclays plc                            24,034        280,676
Hilton Group plc                        29,400        490,242
HSBC Holdings plc                       17,500        292,900
Lloyds TSB Group plc                     4,875         46,613
Royal Bank of Scotland Group plc        20,100        653,551
                                                   --------------
                                                    1,763,982
BASIC MINERALS & METALS 1.7%
BHP Billiton plc                         9,477        173,774
Corus Group plc                         88,000        134,814
Rio Tinto plc                            7,600        389,804
                                                   --------------
                                                      698,392
BEER, LIQUOR, & TOBACCO 0.4%
Gallaher Group plc                       9,000        131,110
SABMiller plc                            1,400         27,582
                                                   --------------
                                                      158,692

CELLULAR & WIRELESS 1.5%
Vodafone Group plc                     291,994        609,165

CONSTRUCTION & HOMEBUILDING 0.5%
Barratt Developments plc                 2,846         52,150
Taylor Woodrow plc                      12,000         84,029
Wilson Bowden plc                        2,500         68,986
                                                   --------------
                                                      205,165
CONSTRUCTION MATERIALS 0.1%
Hanson plc                               3,971         51,885

DRUGS & PHARMACEUTICALS 2.2%
AstraZeneca plc                          8,199        411,923
GlaxoSmithKline plc                     14,400        376,459
Shire Pharmaceuticals plc                7,200        110,533
                                                   --------------
                                                      898,915

                                      NUMBER
SECURITY                             OF SHARES       VALUE

ELECTRIC UTILITIES 0.6%
Scottish Power plc *                    24,161        243,742

FINANCIAL INVESTMENTS 0.4%
3i Group plc                             8,400        136,977

FOREST PRODUCTS & PAPER 1.0%
Anglo American plc *                    10,163        393,665

INSURANCE 1.9%
Aviva plc                               29,448        408,118
Friends Provident plc                   30,000        108,368
Henderson Group plc *                   35,000         51,985
Old Mutual plc                          60,000        209,081
                                                   --------------
                                                      777,552

INTEGRATED OIL COMPANIES 3.0%
BP plc                                  35,863        412,475
Royal Dutch Shell plc, Class A          13,400        419,525
Royal Dutch Shell plc, Class B          12,067        392,801
                                                   --------------
                                                    1,224,801

LAND & WATER TRANSPORTATION 0.5%
Antofagasta plc *                        2,400         89,169
Arriva plc                               5,000         53,284
FirstGroup plc                           6,791         49,922
                                                   --------------
                                                      192,375

MISCELLANEOUS FINANCE 1.2%
Amvescap plc                            12,000        111,889
Legal & General Group plc               90,000        221,190
Prudential plc                          14,000        161,926
                                                   --------------
                                                      495,005

OIL & COAL RESOURCES 0.7%
Venture Production plc *                 3,721         44,096
Xstrata plc                              7,500        242,826
                                                   --------------
                                                      286,922

OIL DRILLING & SERVICES 0.0%
Expro International Group plc              991         12,749

RESTAURANTS, HOTELS &
  THEATERS 0.5%
Compass Group plc                       32,000        126,615
Greene King plc                            760          9,866
Luminar plc                                877          8,483
Whitbread plc                            3,535         72,691
                                                   --------------
                                                      217,655

WHOLESALE 0.2%
Wolseley plc                             2,421         59,351
                                                   --------------
                                                    8,816,322
                                                   --------------
TOTAL FOREIGN COMMON STOCK
  (COST $30,344,996)                               38,420,360
                                                   --------------

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   63

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

PORTFOLIO HOLDINGS continued

                                    FACE AMOUNT      VALUE
SECURITY                                ($)           ($)
SHORT-TERM INVESTMENT 3.8% OF NET ASSETS

REPURCHASE AGREEMENT 3.8%
-----------------------------------------------------------------
State Street Bank & Trust Co.
  dated 03/31/06, due 4/3/06 at
  3.75% with a maturity value of
  $1,520,101 (fully
  collateralized by a Federal
  National Mortgage Security with
  a value of $1,551,514).            1,519,626      1,519,626
                                                   --------------
TOTAL SHORT-TERM INVESTMENT
  (COST $1,519,626)                                 1,519,626
-----------------------------------------------------------------
END OF INVESTMENTS.

At March 31, 2006 the tax basis cost of the fund's investments was $32,016,067, and the unrealized appreciation and depreciation were $8,203,974 and ($280,055), respectively, with a net unrealized appreciation of $7,923,919.

*  Non-income producing security.

(a) Bankrupt security/delisted.

(b) Fair-valued by Management.

                         See the accompanying notes to the financial statements. 64 Laudus Trust Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS as of March 31, 2006

                                       COST             VALUE
HOLDINGS BY CATEGORY                    ($)              ($)
-----------------------------------------------------------------
 96.2%     COMMON STOCK            1,184,445,980    1,444,632,146
  0.1%     PREFERRED STOCK             1,154,068        1,671,692
   --%     RIGHTS                             --          216,224
  1.8%     SHORT-TERM INVESTMENT      26,752,531       26,752,531
-----------------------------------------------------------------
 98.1%     TOTAL INVESTMENTS       1,212,352,579    1,473,272,593
  7.7%     COLLATERAL INVESTED
           FOR SECURITIES ON LOAN    116,439,578      116,439,578
 (5.8)%    OTHER ASSETS AND
           LIABILITIES                                (87,308,284)
-----------------------------------------------------------------
100.0%     NET ASSETS                               1,502,403,887

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
COMMON STOCK 96.2% OF NET ASSETS

AUSTRALIA 3.4%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.4%
ABB Grain Ltd.                         93,386          514,056
AWB Ltd.                              506,316        1,407,117
Forest Enterprises Australia
  Ltd.                                291,389          125,142
Futuris Corp., Ltd.                 1,091,969        1,763,762
Great Southern Plantations
  Ltd.                                503,673        1,461,260
Ridley Corp., Ltd.                    340,500          320,956
Timbercorp Ltd.                       273,315          733,490
                                                 -----------------
                                                     6,325,783
BANKS & CREDIT INSTITUTIONS 0.4%
Adelaide Bank Ltd.                    206,447        1,911,334
Bank Of Queensland Ltd.               121,850        1,407,198
Bendigo Bank Ltd.                     183,838        1,876,203
                                                 -----------------
                                                     5,194,735

BASIC MINERALS & METALS 0.7%
Ausdrill Ltd.                         383,779          429,290
Capral Aluminium Ltd. *                59,956           58,754
CBH Resources Ltd.                  2,184,393          624,919
Consolidated Rutile Ltd.              177,216          100,788
Downer EDI Ltd.                       495,616        3,140,122
Felix Resources Ltd.                  298,108          417,402
GRD NL                                259,841          396,142
Iluka Resources Ltd.                  263,771        1,480,487
Independence Group NL                 221,579          339,544
Macmahon Holdings Ltd.              1,400,645          857,001
Mincor Resources NL                    48,481           25,884
Portman Ltd. *                        104,901          435,884
Resolute Mining Ltd. *                294,709          313,284
Sally Malay Mining Ltd. *             257,656          175,658
Smorgon Steel Group Ltd.            1,312,440        1,286,313
Sons Of Gwalia Ltd. (a)(c)*            58,024               --
Straits Resources Ltd.                323,922          789,505
                                                 -----------------
                                                    10,870,977

BEER, LIQUOR, & TOBACCO 0.1%
Lion Nathan Ltd.                      156,393          906,227

COMMUNICATIONS UTILITIES 0.0%
B Digital Ltd.                      1,147,430          139,646

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)

CONSTRUCTION & HOMEBUILDING 0.0%
Sunland Group Ltd.                    209,424          294,567

CONSTRUCTION MATERIALS 0.1%
Adelaide Brighton Ltd.                794,302        1,487,238

DRUGS & PHARMACEUTICALS 0.1%
Mayne Pharma Ltd. *                   407,708          863,959

FINANCIAL INVESTMENTS 0.1%
Coates Hire Ltd.                      159,655          690,160

FOREST PRODUCTS & PAPER 0.0%
Amcor Ltd.                             29,541          156,459
PaperlinX Ltd.                        121,913          329,205
                                                 -----------------
                                                       485,664

GOVERNMENT AIRCRAFT & DEFENSE 0.0%
Austal Ltd.                           132,089          229,726

HEALTH CARE & HOSPITAL 0.1%
DCA Group Ltd.                        795,289        2,089,426

INFORMATION & SERVICES 0.1%
Campbell Brothers Ltd.                    309            3,273
MYOB Ltd.                             640,497          467,314
Programmed Maintenance
  Services Ltd.                         1,789            4,622
Spotless Group Ltd.                   235,048          849,805
                                                 -----------------
                                                     1,325,014

INSTRUMENTS 0.1%
Ansell Ltd.                           187,862        1,555,242
Vision Systems Ltd.                   360,764          493,065
                                                 -----------------
                                                     2,048,307

INSURANCE 0.1%
Promina Group Ltd. *                  499,547        1,953,421

LAND & WATER TRANSPORTATION 0.0%
K & S Corp., Ltd.                       4,644           11,034

OIL & COAL RESOURCES 0.2%
ARC Energy Ltd. *                     431,372          490,383
New Hope Corp., Ltd.                  427,511          425,416
Santos Ltd.                           204,208        1,661,553
Tap Oil Ltd. *                        151,678          252,467
                                                 -----------------
                                                     2,829,819

PUBLISHING, BROADCASTING & CINEMA 0.1%
Austereo Group Ltd.                   408,476          467,289
Village Roadshow Ltd. *               209,039          338,190
                                                 -----------------
                                                       805,479

REAL ESTATE DEVELOPMENT 0.1%
Central Equity Ltd.                    80,945          137,853
Lend Lease Corp., Ltd.                118,199        1,169,579
                                                 -----------------
                                                     1,307,432

RESTAURANTS, HOTELS & THEATERS 0.0%
Amalgamated Holdings Ltd.             118,887          388,428

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   65

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
RETAIL 0.3%
Brazin Ltd.                           443,377          545,543
David Jones Ltd.                      812,914        1,626,540
Symbion Health Ltd.                 1,175,697        2,894,426
                                                 -----------------
                                                     5,066,509

SOFTWARE 0.1%
HPAL Ltd.                             166,152          189,058
iiNET Ltd.                            442,175          523,403
SMS Management & Technology
  Ltd.                                 14,985           29,090
UXC Ltd.                              540,924          432,925
                                                 -----------------
                                                     1,174,476
TEXTILES & APPAREL 0.1%
Pacific Brands Ltd.                 1,083,771        1,851,604

WHOLESALE 0.2%
Alesco Corp., Ltd.                    144,803        1,002,186
Australian Pharmmaceutical
  Industries Ltd.                     518,882          848,605
GWA International Ltd.                146,975          336,038
Housewares International Ltd.          17,413           22,104
                                                 -----------------
                                                     2,208,933
                                                 -----------------
                                                    50,548,564

AUSTRIA 1.0%
------------------------------------------------------------------

AIRLINES 0.0%
Austrian Airlines *                    11,918          121,767

BASIC MINERALS & METALS 0.7%
Boehler-Uddeholm AG                    22,050        4,538,852
voestalpine AG                         43,280        6,051,117
                                                 -----------------
                                                    10,589,969
BEER, LIQUOR, & TOBACCO 0.0%
Ottakringer Brauerei AG                   564           47,844

CONSTRUCTION & HOMEBUILDING 0.0%
Allgemeine Baugesellschaft-A.
  Porr AG                                 560           89,919

REAL ESTATE DEVELOPMENT 0.3%
Immofinanz Immobilien Anlagen
  AG *                                367,200        3,809,730

TEXTILES & APPAREL 0.0%
Linz Textil Hdg AG                         57           10,707
                                                 -----------------
                                                    14,669,936

BELGIUM 1.5%
------------------------------------------------------------------

BASIC MINERALS & METALS 0.3%
Umicore                                35,600        4,925,629

BEER, LIQUOR, & TOBACCO 0.0%
Unibra SA *                               141           17,740

COMMERCIAL AIRCRAFT & COMPONENTS 0.0%
Societe Anonyme Belge de
  Constructions Aeronautques
  (SABCA)                                 666           21,792

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)

CONSTRUCTION & HOMEBUILDING 0.1%
Compagnie Francois d'
  Enterprises (CFE)                     1,440        1,498,702

FINANCIAL INVESTMENTS 0.1%
Brederode (SA Financiere)                 268            9,007
Econocom Group                         62,739          501,799
Quest For Growth *                     18,000          201,119
                                                 -----------------
                                                       711,925

METAL PRODUCTS & MACHINERY 0.1%
Ion Bearn Applications *               45,266          575,435
Laundry Systems Group *                27,593          304,291
Picanol                                 7,693          135,180
                                                 -----------------
                                                     1,014,906

REAL ESTATE DEVELOPMENT 0.1%
Cofinimmo                               8,211        1,367,277
Wereldhave Belgium                        410           34,418
                                                 -----------------
                                                     1,401,695

RETAIL 0.6%
Brantano Group NV (b)                   3,723          246,565
Delhaize Group                        128,400        9,196,795
                                                 -----------------
                                                     9,443,360

SOFTWARE 0.0%
Dolmen Computer Applications
  NV (b)                                5,289           70,354

WHOLESALE 0.2%
AgfaGevaert NV                        110,401        2,102,761
Atenor Group                            2,070          548,752
Punch International NV *                  679           82,284
SAPEC SA                                2,737          281,931
Systemat-Datarelay SA *                12,609           81,086
                                                 -----------------
                                                     3,096,814
                                                 -----------------
                                                    22,202,917

CANADA 6.2%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.2%
Canada Bread Co., Ltd.                 32,900        1,626,900
Saputo, Inc.                           45,900        1,285,208
                                                 -----------------
                                                     2,912,108

AIRLINES 0.0%
CHC Helicopter Corp., Class A             600           15,207
Transat A.T., Inc., Class A *          17,300          340,564
                                                 -----------------
                                                       355,771

AUTOS 0.1%
Linamar Corp.                         175,200        2,175,279

BANKS & CREDIT INSTITUTIONS 0.1%
Canadian Western Bank                  36,200        1,266,853

BASIC MINERALS & METALS 1.3%
Agnico-Eagle Mines Ltd.                59,200        1,801,067
Aur Resources Inc.                     88,300        1,121,282
Inmet Mining Corp.                    136,100        4,053,224
IPSCO, Inc.                            46,556        4,824,427

                         See the accompanying notes to the financial statements. 66 Laudus Trust Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Kinross Gold Corp. *                  411,000        4,480,053
LionOre Mining International
  Ltd. *                              480,900        2,141,268
Teck Cominco Ltd., Class B             10,600          682,009
                                                 -----------------
                                                    19,103,330

BIOTECHNOLOGY 0.1%
QLT, Inc. *                           163,200        1,253,503

CHEMICALS & RUBBER 0.4%
Agrium, Inc.                           85,600        2,159,332
Methanex Corp.                        190,900        3,906,760
                                                 -----------------
                                                     6,066,092

COMMUNICATIONS UTILITIES 0.4%
Cogeco Cable, Inc.                     98,000        2,362,204
Corus Entertainment, Inc.,
  Class B                             109,900        3,368,943
                                                 -----------------
                                                     5,731,147

DRUGS & PHARMACEUTICALS 0.0%
Angiotech Pharmaceuticals,
  Inc. *                               10,700          157,589
Patheon, Inc. *                        45,800          274,521
                                                 -----------------
                                                       432,110

ELECTRIC UTILITIES 0.3%
ATCO Ltd., Class I                    141,600        4,258,245

FOREST PRODUCTS & PAPER 0.5%
Canfor Corp. *                        177,700        2,175,888
Cascades, Inc.                        154,000        1,550,747
Intertape Polymer Group, Inc.
  *                                   108,600          927,124
Norbord, Inc.                         133,000        1,371,169
West Fraser Timber Co., Ltd.           46,700        1,673,498
                                                 -----------------
                                                     7,698,426

FURNITURE & HOUSEHOLD ITEMS 0.0%
Royal Group Technologies Ltd.
  *                                    15,500          144,535

INFORMATION & SERVICES 0.1%
FirstService Corp. *                   86,500        2,109,449

INSURANCE 0.3%
Industrial Alliance Insurance
  and Financial Services,
  Inc.                                109,400        3,002,329
Kingsway Financial Services,
  Inc.                                 86,200        1,749,317
                                                 -----------------
                                                     4,751,646

IT HARDWARE 0.6%
ATI Technologies, Inc. *              129,100        2,215,322
CAE, Inc.                             484,000        3,804,530
Celestica, Inc. *                     255,700        2,918,595
                                                 -----------------
                                                     8,938,447

MISCELLANEOUS FINANCE 0.1%
Dundee Wealth Management,
  Inc.                                153,800        1,519,760

OIL DRILLING & SERVICES 0.3%
Trican Well Service Ltd. *             99,500        4,536,863

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)

PUBLISHING, BROADCASTING & CINEMA 0.7%
Alliance Atlantis
  Communications, Inc., Class
  B *                                   2,600           78,366
Astral Media, Inc.                    143,400        4,083,987
Torstar Corp., Class B                107,500        2,103,331
Transcontinental, Inc., Class
  A                                   215,800        3,606,984
                                                 -----------------
                                                     9,872,668

REAL ESTATE DEVELOPMENT 0.1%
BPO Properties Ltd.                    36,400        1,371,409
First Capital Realty, Inc.              6,200          135,377
                                                 -----------------
                                                     1,506,786

RESTAURANTS, HOTELS & THEATERS 0.1%
Intrawest Corp.                        23,200          792,239

RETAIL 0.2%
Alimentation Couche-Tard,
  Inc.                                  4,700          102,222
Empire Co., Ltd., Class A               2,000           73,811
Reitmans (Canada) Ltd., Class
  A                                     8,600          146,543
Sobeys, Inc.                           80,600        2,605,343
                                                 -----------------
                                                     2,927,919

SOAPS & COSMETICS 0.1%
CCL Industries, Inc., Class B          50,500        1,365,578

SOFTWARE 0.2%
CGI Group, Inc. *                      89,000          590,615
Open Text Corp. *                     148,200        2,427,595
                                                 -----------------
                                                     3,018,210
                                                 -----------------
                                                    92,736,964

CHINA 0.3%
------------------------------------------------------------------

BASIC MINERALS & METALS 0.1%
Angang New Steel Co Ltd.            1,502,000        1,409,849

CONSTRUCTION & HOMEBUILDING 0.1%
Shanghai Industrial Holdings
  Ltd.                                509,000        1,068,274

FINANCIAL INVESTMENTS 0.0%
Asia Satellite
  Telecommunications Holdings
  Ltd.                                 52,998           96,330

LAND & WATER TRANSPORTATION 0.1%
Beijing Enterprise Holdings
  Ltd.                                226,480          421,203
GZI Transportation Ltd.               772,000          333,029
Sichuan Expressway Co., Ltd.        3,560,146          550,598
                                                 -----------------
                                                     1,304,830

METAL PRODUCTS & MACHINERY 0.0%
Jingwei Textile Machinery
  Co., Ltd., Class H                  124,000           39,553

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.0%
Great Wall Technology Co.,
  Ltd., Class H                     2,787,920          574,079

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   67

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
SOFTWARE 0.0%
Digital China Holdings Ltd.            51,464           18,903
                                                 -----------------
                                                     4,511,818

DENMARK 0.8%
------------------------------------------------------------------

BANKS & CREDIT INSTITUTIONS 0.0%
Ostjydsk Bank A/S                         751          130,990

BEER, LIQUOR, & TOBACCO 0.2%
Carlsberg A/S                          45,314        2,956,177

CONSTRUCTION & HOMEBUILDING 0.1%
Arkil Holding A/S                       1,015          176,370
Monberg & Thorsen A/S, Class
  B                                    10,656        1,124,817
                                                 -----------------
                                                     1,301,187
CONSTRUCTION MATERIALS 0.2%
FLSmidth & Co. A/S, Class B
  (b)                                  86,200        3,461,224
FINANCIAL INVESTMENTS 0.1%
A/S Schouw & Co. (b)                   34,973        1,703,226
SmallCap Danmark A/S                   14,904          191,207
                                                 -----------------
                                                     1,894,433

GOVERNMENT AIRCRAFT & DEFENSE 0.1%
Thrane & Thrane AS                     15,046          625,136
INFORMATION & SERVICES 0.0%
PER Aarsleff A/S, Class B               5,700          439,303

LAND & WATER TRANSPORTATION 0.0%
DFDS A/S (b)                            6,009          395,179

METAL PRODUCTS & MACHINERY 0.0%
GPV Industri A/S *                        639           28,998

PUBLISHING, BROADCASTING & CINEMA 0.0%
Gyldendalske Boghandel                    398           41,042
VT Holding                              4,500          231,658
                                                 -----------------
                                                       272,700

WHOLESALE 0.1%
Sanistaal A/S, Class B                  4,394          549,308
                                                 -----------------
                                                    12,054,635

FINLAND 1.4%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.1%
Lannen Tehtaat Oyi                     13,978          388,916
Raisio plc, Class K                     9,134           23,932
Raisio plc, Class V                   165,000          423,471
                                                 -----------------
                                                       836,319

AIRLINES 0.2%
Finnair Oyj                           224,000        3,514,165

BASIC MINERALS & METALS 0.5%
Outokumpu Oyj (b)                     108,752        2,196,542
Rautaruukki Oyj (b)                   157,775        5,818,391
                                                 -----------------
                                                     8,014,933

CHEMICALS & RUBBER 0.2%
Kemira Oyj (b)                        187,613        3,270,190

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)

INSTRUMENTS 0.0%
Larox Oyj                              26,000          262,777

IT HARDWARE 0.0%
Elcoteq Network Corp., Class
  A (b)                                 1,894           42,396

METAL PRODUCTS & MACHINERY 0.2%
Wartsila Oyj, Class B (b)              73,335        2,714,375

MISCELLANEOUS FINANCE 0.1%
Neomarkka Oyj                          21,000          216,526
Norvestia Oyj, Class B                 34,000          350,117
                                                 -----------------
                                                       566,643

REAL ESTATE DEVELOPMENT 0.1%
Citycon Oyj                           119,097          592,860
Sponda Oyj (b)                          6,070           64,757
                                                 -----------------
                                                       657,617

SOFTWARE 0.0%
Tekla Oyj                              66,091          474,147
                                                 -----------------
                                                    20,353,562

FRANCE 8.5%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.1%
Evialis                                 8,700          421,402
Provimi SA                              7,741          236,912
Sucriere de Pithiviers Le
  Vieil                                    41           34,023
                                                 -----------------
                                                       692,337

AIRLINES 0.4%
Air France-KLM                        239,684        5,626,708

AUTOS 0.5%
PSA Peugeot Citroen (b)*              122,700        7,699,849

BANKS & CREDIT INSTITUTIONS 0.7%
Caisse Regionale du Credit
  Agricole Mutuel Loire
  Haute-Loire                             815           68,692
Natexis Banques Populaires             39,510       10,652,181
Societe de Development
  Regional de la Bretagne               7,719          213,280
                                                 -----------------
                                                    10,934,153

BEER, LIQUOR, & TOBACCO 0.3%
Remy Cointreau SA (b)                  76,800        3,831,498

CHEMICALS & RUBBER 1.2%
Compagnie Generale de
  Geophysique SA *                     30,600        4,445,920
Compagnie Generale des
  Etablissements Michelin,
  Class B (b)                         133,429        8,364,538
Eramet                                 40,800        5,463,502
Societe Anonyme d'Explosifs
  et de Produits Chimiques                545          263,567
                                                 -----------------
                                                    18,537,527

CONSTRUCTION & HOMEBUILDING 0.5%
Eiffage SA (b)                         47,100        7,720,535

                         See the accompanying notes to the financial statements. 68 Laudus Trust Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
CONSTRUCTION MATERIALS 0.6%
Ciments Francais                       51,600        8,079,792
SA des Ciments Vicat                    1,467          309,334
                                                 -----------------
                                                     8,389,126

FINANCIAL INVESTMENTS 0.4%
Altamir et Compagnie *                  1,676          384,091
IDI                                     1,523           59,061
Societe Alsacienne et
  Lorraine de Valeurs
  d'Entreprises et de
  Participations                        4,000          546,500
Societe Fonciere Financiere
  et de Participations (FFP)
  *                                    19,440        4,614,334
                                                 -----------------
                                                     5,603,986

HEALTH CARE & HOSPITAL 0.2%
Generale de Sante (b)                  82,545        2,800,899

INFORMATION & SERVICES 0.1%
A Novo (b)*                           122,284          131,889
ADLPartner *                            7,132          202,244
Ginger *                               13,000          223,331
Groupe Crit                            17,093          723,998
Groupe Diffusion Plus                      85            3,388
Groupe ONET                               602          255,920
High Co. *                              9,807          154,500
Prodef SA                                 270          136,082
                                                 -----------------
                                                     1,831,352

INSTRUMENTS 0.1%
Bacou-Dalloz                           18,550        2,069,857
INSURANCE 0.3%
CNP Assurances                         47,754        4,816,953
IT HARDWARE 0.0%
Thomson (b)                            24,500          483,104
Wavecom S.A. *                         11,277          156,677
                                                 -----------------
                                                       639,781

LAND & WATER TRANSPORTATION 0.0%
Compagnie du Mont-Blanc                    43            4,117

METAL PRODUCTS & MACHINERY 0.4%
Gevelot                                 3,200          206,882
Groupe Finuchem                         2,118           55,311
Valeo SA (b)                          141,600        5,906,949
                                                 -----------------
                                                     6,169,142

MISCELLANEOUS FINANCE 0.0%
Viel et Compagnie                      72,979          361,320

OIL DISTRIBUTION 0.0%
Esso S.A.F                                489          107,394
Rubis                                   4,372          330,903
                                                 -----------------
                                                       438,297

OIL DRILLING & SERVICES 0.3%
Technip SA                             61,500        4,170,485
PUBLISHING, BROADCASTING & CINEMA 0.1%
Havas SA                              157,700          756,371

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)

REAL ESTATE DEVELOPMENT 0.0%
Compagnie Industrielle et
  Financiere d' Entreprises               598          144,595
Eurosic                                   581           32,036
                                                 -----------------
                                                       176,631

RESTAURANTS, HOTELS & THEATERS 0.6%
Elior (c)                              14,485          231,901
Groupe Flo (c)*                        36,625          310,688
Sodexho Alliance SA (b)               185,200        8,784,012
                                                 -----------------
                                                     9,326,601

RETAIL 0.2%
Rallye SA (b)*                         68,400        2,915,684

SOAPS & COSMETICS 0.0%
Jacques Bogart SA *                        16            1,726

SOFTWARE 1.1%
Atos Origin SA *                       90,200        6,672,437
Cap Gemini SA                         168,300        9,146,281
GFI Informatique *                     20,400          180,067
Prosodie SA                            10,195          262,787
                                                 -----------------
                                                    16,261,572

WHOLESALE 0.4%
Bricodeal                                 318           17,350
Casino Guichard-Perrachon SA
  (b)                                  80,588        5,622,074
L.D.C. SA (b)                           7,255          571,478
Vet' Affaires                           6,000          209,917
                                                 -----------------
                                                     6,420,819
                                                 -----------------
                                                   128,197,326

GERMANY 6.5%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.0%
Frosta AG                               7,984          163,031

BANKS & CREDIT INSTITUTIONS 0.0%
Albis Leasing AG                       27,000          145,604

BASIC MINERALS & METALS 1.2%
Norddeutsche Affinerie AG (b)          92,369        2,851,379
ThyssenKrupp AG                       514,000       14,844,107
                                                 -----------------
                                                    17,695,486

BEER, LIQUOR, & TOBACCO 0.0%
Sektkellerei Schloss
  Wachenheim AG                        25,488          313,509

CELLULAR & WIRELESS 0.2%
Mobilcom AG                           129,290        3,124,979

CONSTRUCTION & HOMEBUILDING 0.7%
Bilfinger Berger AG                    76,600        5,026,391
GEA Group AG (b)                      152,800        2,563,994
Hochtief AG (b)                        48,000        2,714,398
Lindner Holding Kgaa *                  2,127           95,887
                                                 -----------------
                                                    10,400,670

CONSTRUCTION MATERIALS 0.2%
Dyckerhoff AG                          54,630        2,648,134

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   69

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
DRUGS & PHARMACEUTICALS 0.3%
Biotest AG                              1,818           70,307
Merck KGaA                             48,400        4,600,195
                                                 -----------------
                                                     4,670,502

FINANCIAL INVESTMENTS 0.0%
Edel Music AG *                        48,893          298,625

GAS & OTHER PUBLIC UTILITIES 0.1%
INTERSEROH AG                          30,323        1,139,154

GOVERNMENT AIRCRAFT & DEFENSE 0.4%
Rheinmetall AG                         76,400        5,905,941

HEALTH CARE & HOSPITAL 0.4%
Fresenius Medical Care AG (b)          41,098        4,904,020
Marseille-Kliniken AG                  30,000          528,495
Maternus-Kliniken AG *                 48,399          131,381
                                                 -----------------
                                                     5,563,896

INFORMATION & SERVICES 0.0%
D. Logistics AG *                     120,000          269,009
Evotec AG *                             3,000           15,276
Ruecker AG *                           27,551          270,774
                                                 -----------------
                                                       555,059

INSTRUMENTS 0.6%
Fresenius AG                           51,200        8,741,469

INSURANCE 0.1%
Wuerttembergische
  Lebensversicherung AG                32,200        1,203,815

IT HARDWARE 0.6%
ADCapital AG                              498            6,258
Infineon Technologies AG (b)*         875,000        9,009,378
                                                 -----------------
                                                     9,015,636

LAND & WATER TRANSPORTATION 0.0%
Bremer Lagerhaus Gesellschaft
  AG                                      146            1,982

METAL PRODUCTS & MACHINERY 0.9%
Deutz AG *                             32,817          277,589
Duerr AG (b)*                          37,500          945,700
Gildemeister AG *                     150,000        1,315,323
Jenoptik AG (b)*                       67,291          614,046
KSB AG *                                3,340          792,839
Pfeiffer Vacuum Technology AG          29,400        1,966,543
Salzgitter AG *                        88,600        6,517,071
Washtec AG *                           28,677          549,085
                                                 -----------------
                                                    12,978,196

MISCELLANEOUS FINANCE 0.0%
Value Management & Research
  AG *                                 20,792          134,253

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.4%
Heidelberger Druckmaschinen
  AG                                  150,600        6,648,499
Koenig & Bauer AG                       9,040          288,120
                                                 -----------------
                                                     6,936,619

PUBLISHING, BROADCASTING & CINEMA 0.0%
IM Internationalmedia AG *            157,456          202,615

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)

REAL ESTATE DEVELOPMENT 0.0%
Deutsche Real Estate AG *              23,265           86,928
TAG Tegernsee Immobilien-und
  Beteiligungs-AG *                    26,717          303,049
                                                 -----------------
                                                       389,977

RESTAURANTS, HOTELS & THEATERS 0.1%
IFA Hotel & Touristik AG                3,180           33,951
TUI AG (b)                             48,240          945,459
                                                 -----------------
                                                       979,410

RETAIL 0.1%
CeWe Color Holding AG                   4,926          157,477
Hornback Baumarkt
  Aktiengesellschaft                   37,600        1,950,205
                                                 -----------------
                                                     2,107,682

SOAPS & COSMETICS 0.1%
Fuchs Petrolub AG                      30,476        1,505,910

SOFTWARE 0.1%
Computerlinks Comp                      1,406           24,042
GFT Technologies AG *                  81,059          308,446
PC- Ware AG                            12,805          246,111
PSI AG fuer Produkte und
  Systeme der
  Informationstechnologie *            32,000          230,736
                                                 -----------------
                                                       809,335

WHOLESALE 0.0%
Herlitz AG *                           38,000          214,134
KAP Beteiligungs AG                     1,223           40,461
WMF-Wuerttemebgische
  Metallwarenfabrik AG                  6,000          123,502
                                                 -----------------
                                                       378,097
                                                 -----------------
                                                    98,009,586

GREECE 0.9%
------------------------------------------------------------------

BANKS & CREDIT INSTITUTIONS 0.6%
Agricultural Bank of Greece *         657,654        4,334,167
Bank of Greece                         26,314        3,642,982
                                                 -----------------
                                                     7,977,149

COMMUNICATIONS UTILITIES 0.0%
Hellenic Telecommunications
  Organization SA *                    15,000          330,912

OIL DISTRIBUTION 0.3%
Hellenic Petroleum SA                 346,000        4,937,076
                                                 -----------------
                                                    13,245,137

HONG KONG 1.5%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.0%
Vedan International
  (Holdings) Ltd.                     362,000           42,456

BANKS & CREDIT INSTITUTIONS 0.2%
Asia Financial Holdings Ltd.        1,066,000          511,111
Fubon Bank (Hong Kong) Ltd.           998,000          378,976
JCG Holdings Ltd.                     152,000          129,292

                         See the accompanying notes to the financial statements. 70 Laudus Trust Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Liu Chong Hing Bank Ltd.              285,000          611,081
Wing Lung Bank Ltd.                    93,800          906,617
                                                 -----------------
                                                     2,537,077

CELLULAR & WIRELESS 0.0%
SmarTone Telecommunications
  Holdings Ltd.                        23,500           25,744

COMMUNICATIONS UTILITIES 0.0%
Tom Online, Inc. *                    356,800          111,961

CONSUMER DURABLES 0.0%
Alco Holdings Ltd.                     66,000           31,685

FINANCIAL INVESTMENTS 0.0%
Peregrine Investment Holdings
  Ltd. (a)(c)*                         84,000               --
FURNITURE & HOUSEHOLD ITEMS 0.0%
EganaGoldpfeil (Holdings)
  Ltd.                                188,000           64,208

GAS & OTHER PUBLIC UTILITIES 0.1%
Sinolink Worldwide Holdings
  Ltd.                              2,792,228        1,033,738

INFORMATION & SERVICES 0.0%
USI Holdings Ltd.                     332,727          136,913

INSTRUMENTS 0.0%
Moulin Global Eyecare
  Holdings Ltd. (a)(c)*               268,000               --

IT HARDWARE 0.2%
Man Yue International
  Holdings Ltd.                     1,158,000          343,259
Truly International Holdings
  Ltd.                                616,760          794,417
Varitronix International Ltd.           1,000              676
Vtech Holdings Ltd.                   320,000        1,447,581
                                                 -----------------
                                                     2,585,933

LAND & WATER TRANSPORTATION 0.1%
Kowloon Motor Bus Holdings
  Ltd.                                318,608        1,762,743

MISCELLANEOUS FINANCE 0.2%
Guoco Group Ltd.                      164,000        2,099,895
Sun Hung Kai & Co., Ltd.              563,000          321,076
                                                 -----------------
                                                     2,420,971

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.0%
Proview International
  Holdings Ltd.                     1,944,000          412,443

PUBLISHING, BROADCASTING & CINEMA 0.0%
eSun Holdings Ltd. *                   39,000           35,363
Next Media Ltd.                       448,000          253,775
                                                 -----------------
                                                       289,138

REAL ESTATE DEVELOPMENT 0.5%
Allied Group Ltd.                      21,600           38,776
Allied Properties HK Ltd.             110,000           97,827
China Motor Bus Co., Ltd.               4,000           31,189
Chinese Estates Holdings Ltd.       1,339,259        1,910,383
Goldlion Holdings Ltd.                300,000           45,640
Hong Kong Ferry (Holdings)
  Co., Ltd.                           294,280          354,563

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Hopson Development Holdings
  Ltd.                                 20,000           43,099
Kerry Properties Ltd.                 821,000        3,002,255
Lippo Ltd.                             21,000            6,822
Tai Cheung Holdings Ltd.            1,069,520          605,294
Tomson Group Ltd.                     283,820          109,669
Wheelock & Co., Ltd.                  136,800          244,428
Wheelock Properties Ltd.            1,364,000        1,043,396
Wing On Co. International
  Ltd.                                249,500          393,339
                                                 -----------------
                                                     7,926,680

RESTAURANTS, HOTELS & THEATERS 0.1%
Harbour Centre Development
  Ltd.                                180,000          300,047
Hongkong & Shanghai Hotels
  Ltd.                                952,192        1,084,355
Keck Seng Investments                 110,000           36,505
                                                 -----------------
                                                     1,420,907

SOFTWARE 0.1%
Champion Technology Holdings
  Ltd.                                959,582          158,092
SUNeVision Holdings Ltd.              705,780          125,434
Tencent Holdings Ltd.                 362,000          607,936
                                                 -----------------
                                                       891,462

WHOLESALE 0.0%
Tan Chong International Ltd.        1,236,000          278,768
                                                 -----------------
                                                    21,972,827

IRELAND 0.4%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.1%
Kerry Group plc                        49,825        1,213,646

CONSTRUCTION & HOMEBUILDING 0.1%
Abbey plc                              92,000        1,196,495

IT HARDWARE 0.0%
Vislink plc                            88,000           89,059

MISCELLANEOUS FINANCE 0.0%
IFG Group plc                         104,737          266,762

OIL & COAL RESOURCES 0.1%
Dragon Oil plc *                      800,966        2,912,050

WHOLESALE 0.1%
DCC plc                                34,000          792,231
                                                 -----------------
                                                     6,470,243

ITALY 3.0%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.0%
Centrale del Latte di Torino
  & C SpA                                 693            3,809
La Doria S.p.A.                       104,774          320,600
                                                 -----------------
                                                       324,409

AUTOS 0.1%
IFIL -- Finanziaria di
  Partecipazioni S.p.A. (b)           212,452        1,239,769

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   71

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
BANKS & CREDIT INSTITUTIONS 0.3%
Banca Popolare Italiana (b)           456,816        4,833,561
Banco di Sardegna S.p.A.                1,532           33,788
                                                 -----------------
                                                     4,867,349

BASIC MINERALS & METALS 0.0%
SMI-Societa Metallurgica
  Italiana S.p.A. *                   994,322          506,968

CHEMICALS & RUBBER 0.0%
Montefibre S.p.A. *                   387,000          150,310
COMMUNICATIONS UTILITIES 0.1%
Sirti S.p.A.                          394,275        1,204,057

CONSTRUCTION & HOMEBUILDING 0.2%
Astaldi S.p.A.                        146,190        1,035,652
Vianini Lavori S.p.A.                 120,842        1,447,177
                                                 -----------------
                                                     2,482,829

CONSTRUCTION MATERIALS 0.9%
Boero Bartolomeo S.p.A.                15,300          306,859
Buzzi Unicem S.p.A.                    95,311        2,271,029
Caltagirone S.p.A. *                   55,017          605,087
Italcementi S.p.A. (b)                234,900        5,623,069
Italmobiliare S.p.A.                   51,402        4,361,991
                                                 -----------------
                                                    13,168,035

CONSUMER DURABLES 0.1%
IMMSI S.p.A                           252,000          751,047

ELECTRIC UTILITIES 0.0%
ACEA S.p.A                             25,956          323,150

FINANCIAL INVESTMENTS 0.0%
Mondo TV S.p.A. *                       6,443          232,217

FURNITURE & HOUSEHOLD ITEMS 0.0%
Targetti Sankey S.p.A.                 45,000          281,492

INFORMATION & SERVICES 0.0%
I Grandi Viaggi S.p.A.                113,000          302,635

INSTRUMENTS 0.0%
Gefran S.p.A.                          48,000          308,762

INSURANCE 0.2%
Fondiaria-Sai S.p.A. (b)               26,789        1,068,334
Premafin Finanziaria S.p.A. *         688,000        1,813,667
                                                 -----------------
                                                     2,882,001

METAL PRODUCTS & MACHINERY 0.1%
Biesse S.p.A.                          68,062          896,123
Danieli & Co. S.p.A. (b)              117,373        1,224,057
                                                 -----------------
                                                     2,120,180

MISCELLANEOUS FINANCE 0.1%
Mittel S.p.A.                         130,548          824,302

OIL DISTRIBUTION 0.2%
Cam Finanziaria S.p.A.                784,000        1,949,407
ERG S.p.A.                              7,892          206,233
                                                 -----------------
                                                     2,155,640

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)

PUBLISHING, BROADCASTING & CINEMA 0.4%
C.I.R. S.p.A. -- Compagnie
  Industriali Riunite (b)           1,428,000        4,299,045
Cofide S.p.A. -- Compagnia
  Finanziaria de Benedetti          1,224,896        1,610,466
Monrif S.p.A.                         284,710          447,983
                                                 -----------------
                                                     6,357,494

REAL ESTATE DEVELOPMENT 0.1%
Aedes S.p.A                           237,199        1,747,539
IPI S.p.A.                             11,556          139,761
                                                 -----------------
                                                     1,887,300

RESTAURANTS, HOTELS & THEATERS 0.0%
ITALJOLLY -- Compagnia
  Italiana dei Jolly Hotels
  S.p.A. *                             13,914          216,757

RETAIL 0.1%
Gruppo Coin S.p.A. *                  310,185        1,563,752

SOAPS & COSMETICS 0.0%
Mirato S.p.A.                          40,865          460,040

TEXTILES & APPAREL 0.1%
Stefanel S.p.A.                       132,000          677,688
                                                 -----------------
                                                    45,288,183

JAPAN 22.5%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.6%
Coca-Cola Central Japan Co.,
  Ltd.                                    193        1,707,145
DyDo Drinco, Inc.                      37,600        1,469,469
Fuji Foods, Inc.                       17,000           56,301
Katokichi Co., Ltd. (b)               135,400          926,746
Kinki Coca-Cola Bottling Co.,
  Ltd.                                 10,000          106,012
Kirin Beverage Corp.                   53,200        1,294,751
Morinaga Milk Industry Co.,
  Ltd.                                144,000          510,147
Nichiwa Sangyo Co., Ltd.               19,000           88,039
Nisshin Seifun Group, Inc.            241,500        2,467,249
Nissin Sugar Manufacturing
  Co., Ltd.                            24,000           85,313
Tokatsu Foods Co., Ltd.                28,000          192,519
                                                 -----------------
                                                     8,903,691

AUTOS 0.3%
Diamond Electric
  Manufacturing Co., Ltd.               2,000           18,555
Fuji Heavy Industries Ltd.
  (b)                                 265,000        1,559,369
Kyokuto Kaihatsu Kogyo Co.,
  Ltd.                                 52,300          449,974
Mitsuba Corp.                          38,000          474,402
Nippon Cable System Inc.               13,200          231,663
Topre Corp.                            24,500          279,377
Topy Industries Ltd. (b)              274,000        1,200,529
                                                 -----------------
                                                     4,213,869

BANKS & CREDIT INSTITUTIONS 2.1%
Aichi Bank Ltd.                        22,300        2,673,468
Akita Bank Ltd. (b)                   250,000        1,424,249
Chiba Kogyo Bank Ltd. *                 9,600          194,499

                         See the accompanying notes to the financial statements. 72 Laudus Trust Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Daishi Bank Ltd.                      255,000        1,240,627
Eighteenth Bank Ltd. (b)               36,000          221,938
Higashi-Nippon Bank Ltd.               20,000          106,596
Higo Bank Ltd.                         39,000          311,197
Hitachi Capital Corp. (b)              47,700          954,126
Hyakugo Bank Ltd.                     244,000        1,639,531
Kagawa Bank Ltd.                      108,000          685,742
Kita-Nippon Bank Ltd.                  11,600          651,346
Miyazaki Bank Ltd.                     67,000          347,468
Nanto Bank Ltd.                        63,000          398,131
Nishi-Nippon City Bank Ltd.
  (b)                                 487,000        2,654,058
Orient Corp. (b)                      616,000        2,342,755
San-in Godo Bank Ltd.                  46,000          476,598
Sanyo Electric Credit Co.,
  Ltd. (b)                             47,300        1,012,246
Sanyo Shinpan Finance Co.,
  Ltd.                                 29,200        1,812,257
SFCG Co., Ltd. (b)                      8,300        1,879,674
Shiga Bank Ltd.                       251,000        1,894,801
Shimizu Bank Ltd.                      13,700          679,231
Shinki Co., Ltd.                      144,500        1,288,269
Taiko Bank Ltd.                       126,000          427,446
The Bank of Okinawa Ltd.               18,500          863,928
The Hokuetsu Bank Ltd. (b)            143,000          445,870
The Kumamoto Family Bank Ltd.           3,000           10,152
The Mie Bank Ltd. (b)                 317,000        1,874,849
The Tokyo Tomin Bank Ltd. (b)           2,300          105,294
Toho Bank Ltd.                        250,000        1,357,048
Tomato Bank Ltd.                       42,000          119,215
UFJ Nicos Co., Ltd. (b)                71,000          750,115
Yamagata Bank Ltd.                    128,000          736,338
                                                 -----------------
                                                    31,579,062

BASIC MINERALS & METALS 2.1%
Chubu Steel Plate Co Ltd.              80,300        1,246,746
Fujikura Ltd.                         242,000        2,736,209
Godo Steel Ltd. (b)                   360,000        2,476,030
Kurimoto Ltd. (b)                     214,000          755,259
Mitsubishi Materials Corp.
  (b)                                 380,000        2,034,828
Mitsui Mining & Smelting Co.,
  Ltd. (b)                            104,000          729,327
Nakayama Steel Works Ltd.             392,000        1,981,910
Nichia Steel Works Ltd.                81,000          422,769
Nippon Yakin Kogyo Co., Ltd.
  (b)                                 300,500        1,342,098
Nisshin Steel Co., Ltd. (b)         1,081,000        3,754,679
Osaka Steel Co., Ltd.                  99,500        2,165,067
Ryobi Ltd.                            241,000        1,772,260
Showa Electric Wire & Cable
  Co., Ltd.                           348,000          620,576
Sumitomo Pipe & Tube Co.,
  Ltd.                                 98,000          648,791
Tokyo Steel Manufacturing
  Co., Ltd.                           124,800        2,539,258
Toyo Kohan Co., Ltd.                  127,000          576,167
Yamato Kogyo Co., Ltd.                159,100        3,396,156
Yodogawa Steel Works Ltd. (b)         417,000        2,567,669
                                                 -----------------
                                                    31,765,799

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)

BEER, LIQUOR, & TOBACCO 0.1%
Mercian Corp.                         214,000          662,324
Oenon Holdings, Inc.                  109,000          426,834
                                                 -----------------
                                                     1,089,158

CHEMICALS & RUBBER 1.0%
Air Water, Inc. (b)                    19,000          186,077
Arakawa Chemical Industries
  Ltd.                                 26,400          296,337
Atomix Co., Ltd.                        3,000           14,733
Dainippon Ink & Chemicals,
  Inc.                                339,000        1,262,204
Kureha Chemical Industry Co.,
  Ltd.                                314,000        1,726,600
Nippon Shokubai Co., Ltd.              49,000          582,395
Nitto Boseki Co., Ltd.                230,000          707,270
Sakai Chemical Industry Co.,
  Ltd.                                183,000          970,478
Showa Denko K.K. (b)                  477,000        2,119,020
SOFT99 Corp.                           21,000          241,549
Sunstar, Inc.                          61,000          348,895
Tokyo Ohka Kogyo Co., Ltd.             55,400        1,722,838
Tokyo Printing Ink
  Manufacturing Co., Ltd.               7,000           22,356
Tosoh Corp. (b)                       146,000          728,802
Ube Industries Ltd.                 1,239,000        3,651,362
                                                 -----------------
                                                    14,580,916

CONSTRUCTION & HOMEBUILDING 1.6%
Asahi Kogyosha Co., Ltd.               18,000           88,773
Asanuma Corp.                         182,000          411,542
C-Cube Corp.                           50,000          262,536
Dai-Dan Co., Ltd.                      27,000          200,231
Daiho Corp. (b)                        60,000          168,689
Daiichi Kensetu Corp.                   9,000           80,979
Fujita Corp. (b)*                      27,489          220,333
Fukuda Corp.                           42,000          223,642
Hazama Corp.                           52,800          161,738
Hitachi Plant Engineering &
  Construction Co., Ltd.                1,000            7,656
Kawada Construction Co., Ltd.
  *                                     1,000            3,130
Kinden Corp. (b)                      206,000        1,867,581
Koatsu Kogyo Co., Ltd.                 10,000           45,479
Kodensha Co., Ltd.                     42,000          197,917
Komai Tekko, Inc.                      18,000           77,951
Kumagai Gumi Co., Ltd. *              431,000        1,779,826
Kyudenko Corp.                        182,000        1,192,975
Maeda Corp.                           359,000        2,150,452
Misawa Homes Holdings Inc. *           49,900        2,513,216
Mitsui Home Co., Ltd.                  92,000          734,929
NEC Networks & System
  Integration Corp.                    75,500          985,566
Nippo Corp.                            52,000          404,480
Nippon Densetsu Kogyo Co.,
  Ltd.                                122,000          901,667
Nippon Dentsu Co., Ltd.                25,000          100,063
Nippon Road Co., Ltd.                 185,000          535,691
Nishimatsu Construction Co.,
  Ltd. (b)                            743,000        3,046,730
Ohmoto Gumi Co., Ltd.                  13,000          117,199
Oki Wintech Co., Ltd.                  22,000          134,493

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   73

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Oriental Construction Co.,
  Ltd.                                  6,600           31,845
PanaHome Corp.                         94,000          758,297
Sanki Engineering Co., Ltd.            15,000          124,262
Sanyo Engineering &
  Construction, Inc.                   21,000          165,138
Seibu Electric Industry Co.,
  Ltd.                                 46,000          292,610
Taihei Dengyo Kaisha Ltd.              17,000          151,160
Taikisha Ltd.                          48,000          794,623
Taisei Corp.                           45,000          215,690
Taisei Oncho Co., Ltd.                 39,000          186,816
Taisei Rotec Corp.                    212,000          511,988
Takahashi Curtain Wall Corp.            4,000           15,325
Takamatsu Corp.                        10,000          212,786
Takasago Thermal Engineering
  Co., Ltd.                             4,000           33,307
Techno Ryowa Ltd.                       2,300           17,713
Tekken Corp.                           96,000          220,372
Toda Corp.                             62,000          278,244
Toenec Corp.                           88,000          405,596
Toshiba Plant Systems &
  Services Corp.                       39,000          285,974
Totetsu Kogyo Co., Ltd.                11,000           67,450
Tsuchiya Home Co., Ltd.                20,400           57,305
Yokogawa Construction Co.,
  Ltd.                                  6,300           26,459
Yondenko Corp.                         47,000          294,581
Yurtec Corp.                           50,000          292,349
Zenitaka Corp.                         86,000          298,281
                                                 -----------------
                                                    24,353,635

CONSTRUCTION MATERIALS 1.6%
Central Glass Co., Ltd. *             143,000          827,641
DC Co., Ltd.                           51,000          265,291
Fujimi, Inc.                           42,100          986,808
Maeda Road Construction Co.,
  Ltd.                                152,000        1,203,485
Mitani Sekisan Co., Ltd.                8,000           67,944
Nichias Corp.                         214,000        1,484,279
Nichiha Corp.                          19,600          381,811
Nihon Yamamura Glass Co.,
  Ltd.                                278,000          995,137
Nippon Sheet Glass Co., Ltd.
  (b)                                 712,000        3,968,207
Nittetsu Mining Co., Ltd.             195,000        1,617,571
Noritake Co., Ltd.                    296,000        1,985,203
Noritz Corp.                           59,000        1,142,890
Sankyo Rikagaku Co., Ltd.               4,000           50,272
Sanwa Shutter Corp. (b)               153,000        1,002,971
Sumitomo Osaka Cement Co.,
  Ltd.                                935,000        3,399,605
Taiheiyo Cement Corp. (b)             536,000        2,585,852
Toto Ltd. (b)                         196,000        1,820,421
Yokogawa Bridge Corp.                  62,000          442,851
                                                 -----------------
                                                    24,228,239

CONSUMER DURABLES 0.0%
Zojirushi Corp.                        10,000           98,180

DRUGS & PHARMACEUTICALS 0.5%
Cawachi                                26,400        1,038,315
Kaken Pharmaceutical Co.,
  Ltd. (b)                            273,000        2,289,493
Nikken Chemicals Co., Ltd.            137,000          407,579

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Nippon Shinyaku Co., Ltd.              67,000          579,115
Nissui Pharmaceutical Co.,
  Ltd.                                 17,000          139,496
Rohto Pharmaceutical Co.,
  Ltd. (b)                            130,000        1,426,475
Torii Pharmaceutical Co.,
  Ltd.                                 79,300        1,655,995
                                                 -----------------
                                                     7,536,468

ELECTRIC UTILITIES 0.0%
Okinawa Electric Power Co.,
  Inc.                                  9,300          558,714

FINANCIAL INVESTMENTS 0.1%
Ricoh Leasing Co., Ltd.                40,900        1,172,804
Sankyo Frontier Co., Ltd.              21,000          110,522
                                                 -----------------
                                                     1,283,326

FOREST PRODUCTS & PAPER 0.0%
Nihon Decoluxe Co., Ltd.                2,000           13,764

FURNITURE & HOUSEHOLD ITEMS 0.4%
Mitsubishi Plastics, Inc.             301,000        1,086,937
Riso Kagaku Corp.                      32,700          600,038
Roland Corp.                           70,300        1,660,147
Sekisui Chemical Co., Ltd.            185,000        1,565,404
Tachikawa Corp.                        44,100          335,774
Toso Co., Ltd.                         19,000           77,864
Tsutsunaka Plastic Industry
  Co., Ltd.                            59,000          255,948
                                                 -----------------
                                                     5,582,112

GAS & OTHER PUBLIC UTILITIES 0.0%
Keiyo Gas Co., Ltd.                    49,000          262,178
Otaki Gas Co., Ltd.                    17,000           95,815
                                                 -----------------
                                                       357,993

GOVERNMENT AIRCRAFT & DEFENSE 0.2%
Mitsui Engineering &
  Shipbuilding Co., Ltd. (b)*         855,000        2,774,470

HEALTH CARE & HOSPITAL 0.0%
Nissin Healthcare Food
  Service Co., Ltd.                    20,400          293,054

INFORMATION & SERVICES 0.4%
AUTOBACS SEVEN Co., Ltd.               32,500        1,621,189
Chodai Co., Ltd.                       20,000          107,217
CTI Engineering Co., Ltd.              35,100          343,475
Eight Consultants Co., Ltd.                 9           38,086
Eikoh, Inc.                            34,000          214,084
Higashi Nihon House Co., Ltd.
  *                                     6,000           15,292
Hitachi System & Services
  Ltd.                                 45,100        1,207,469
Horipro, Inc.                           2,900           34,204
Ichishin Co., Ltd.                     16,500           72,550
Johnan Academic Preparatory
  Institute, Inc.                      16,000           75,417
Keiiyu Co., Ltd.                       25,600          242,005
Kinki Nippon Tourist Co.,
  Ltd.                                 76,000          347,858
Nihon Jumbo Co., Ltd.                   3,800           63,731
Nomura Co., Ltd.                       15,000           97,844
Original Engineering
  Consultants Co., Ltd.                 9,500           48,373
Secom Joshinetsu Co., Ltd.             14,600          348,818
TKC Corp.                              71,500        1,417,814

                         See the accompanying notes to the financial statements. 74 Laudus Trust Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Toyo TEC Co., Ltd.                        500            6,212
Wesco, Inc.                            24,400          128,616
                                                 -----------------
                                                     6,430,254

INSTRUMENTS 0.1%
Aichi Tokei Denki Co., Ltd.            10,000           39,319
Fukuda Denshi Co., Ltd.                 2,800          101,135
Furuno Electric Co., Ltd                4,000           48,131
Hitachi Medical Corp.                  87,000        1,050,483
Kawasumi Laboratories, Inc.             9,000           58,950
Yamatake Corp.                          2,000           47,191
                                                 -----------------
                                                     1,345,209

INSURANCE 0.0%
Nisshin Fire & Marine
  Insurance Co., Ltd. (b)              42,000          199,643

IT HARDWARE 1.9%
Alps Electric Co., Ltd. (b)           155,800        2,507,157
Citizen Watch Co., Ltd.               255,700        2,412,058
Daiichikosho Co., Ltd.                 38,500        1,058,050
Dainippon Screen Mfg. Co.,
  Ltd. (b)                            360,000        3,817,197
Futaba Corp. (b)                       48,600        1,254,443
Hitachi Kokusai Electric,
  Inc. (b)*                           192,000        2,449,901
Makino Milling Machine Co.,
  Ltd.                                261,000        3,281,837
Minebea Co., Ltd. (b)                 282,000        1,944,887
Mitsumi Electric Co., Ltd.
  (b)                                 130,500        1,704,327
Nippon Antenna Co., Ltd.               19,000          164,640
Nippon Signal Co., Ltd                208,000        1,881,536
Oki Electric Industry Co.,
  Ltd. (b)                            504,000        1,601,560
Star Micronics Co., Ltd.               94,000        1,544,951
Teikoku Tsushin Kogyo Co.,
  Ltd                                  10,000           61,785
Toshiba Tec Corp. (b)                 547,000        2,869,421
                                                 -----------------
                                                    28,553,750

LAND & WATER TRANSPORTATION 0.6%
Daiwa Logistics Co., Ltd.               6,400           67,521
Hitachi Transport System Ltd.         159,000        1,665,831
Isewan Terminal Service Co.,
  Ltd.                                 75,000          590,436
K.R.S. Corp.                              900           14,577
Kawanishi Warehouse Co., Ltd.           7,000           77,315
Meiko Trans Co., Ltd.                  20,000          271,335
Nagoya Railroad Co., Ltd. (b)         564,000        2,120,675
Nippon Konpo Unyu Soko Co.,
  Ltd.                                 99,000        1,381,537
Seino Transportation Co.,
  Ltd. (b)                            272,210        2,835,336
Tokyo Kisen Co., Ltd.                  10,000           85,691
Yusen Air & Sea Service Co.,
  Ltd.                                 13,600          391,518
                                                 -----------------
                                                     9,501,772

MAINFRAME & MINICOMPUTERS 0.0%
Tsuzuki Denki Co., Ltd.                34,000          152,083

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)

METAL PRODUCTS & MACHINERY 2.0%
ABILIT Corp.                           30,300          480,620
Aida Engineering Ltd.                  13,000          103,674
Amada Co., Ltd. (b)                   181,000        1,979,614
Asahi Diamond Industrial Co.,
  Ltd.                                144,000        1,375,495
Corona Corp.                           29,600          611,412
Fuji Machine Manufacturing Co
  Ltd                                  79,500        1,464,959
Fujitec Co., Ltd.                     123,000          792,809
Glory Ltd. (b)                        116,600        2,528,230
Heiwa Corp. (b)                        86,500        1,332,370
Hokkan Holdings, Ltd.                  70,000          278,745
Ishikawajima Transportation
  Machinery Co., Ltd.                  16,000           71,162
Ishikawajima-Harima Heavy
  industries Co., Ltd. (b)            653,000        2,070,848
Kioritz Corp.                         105,000          408,008
Koken Ltd.                              2,000           29,892
Komori Corp.                          148,000        3,457,766
Meidensha Corp. (b)                    65,000          281,342
Nakano Refrigerators Co.,
  Ltd.                                  2,000           27,625
Nihon Kaiheiki Industry Co.,
  Ltd.                                  2,000           30,283
Nippon Thompson Co., Ltd.             154,000        1,827,650
Nireco Corp.                            1,000            8,926
Nissei Plastic Industrial
  Co., Ltd.                            41,600          436,158
Nissin Electric Co., Ltd.             267,000        1,453,449
Nitto Kogyo Corp.                      15,300          286,533
NOHMI BOSAI Ltd.                       46,000          383,807
Piolax Inc.                             8,800          209,190
Sanso Electric Co., Ltd.               13,000           95,822
Sekisui Jushi Corp.                    62,000          522,633
Shibuya Kogyo Co Ltd.                   4,900           46,261
ShinMaywa Industries Ltd.             378,000        2,154,451
Sinko Kogyo Co., Ltd.                  51,000          220,723
Sintokogio Ltd.                       156,000        2,254,668
Sumitomo Heavy Industries
  Ltd. (b)                              5,000           47,952
Tsubakimoto Chain Co.                 324,000        2,423,165
Tsurumi Manufacturing Co Ltd.           4,000           47,329
Wakita & Co., Ltd.                     50,000          487,322
                                                 -----------------
                                                    30,230,893

MISCELLANEOUS FINANCE 0.6%
Daiko Clearing Services Corp.           4,300          100,763
Japan Asia Investment Co.,
  Ltd.                                 52,000          411,959
Marusan Securities Co., Ltd.
  (b)                                 109,000        1,765,418
Okasan Holdings Inc. (b)*             281,000        3,211,614
Osaka Securities Finance Co.,
  Ltd.                                113,400          792,767
SMBC Friend Securities Co.,
  Ltd.                                256,000        2,260,955
                                                 -----------------
                                                     8,543,476

OIL & COAL RESOURCES 0.2%
Japan Petroleum Exploration
  Co., Ltd.                            34,700        2,169,163

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   75

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
OIL DISTRIBUTION 0.6%
AOC Holdings, Inc. (b)                130,700        2,413,961
Cosmo Oil Co., Ltd.                   483,000        2,530,572
Itohchu Enex Co., Ltd.                267,900        1,887,342
Showa Shell Sekiyu K.K.               192,300        2,181,524
                                                 -----------------
                                                     9,013,399
PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.4%
Brother Industries, Ltd.              223,000        2,446,540
Canon Finetech, Inc.                   69,900        1,428,556
Eizo Nanao Corp.                       59,000        2,020,128
Melco Holdings, Inc. (b)               17,300          519,931
Noritsu Koki Co., Ltd.                  5,700          120,834
                                                 -----------------
                                                     6,535,989

PUBLISHING, BROADCASTING & CINEMA 0.0%
Broadcasting System of
  Niigata, Inc. (BSN)                     100              901
Chubu-Nippon Broadcasting
  Co., Ltd.                               300            3,821
RKB Mainichi Broadcasting
  Corp.                                11,000          129,229
Toei Co., Ltd.                         48,000          369,609
                                                 -----------------
                                                       503,560

REAL ESTATE DEVELOPMENT 0.6%
Airport Facilities Co., Ltd.           78,300          529,676
Aoki Marine Co., Ltd.                   5,000           23,102
Cowboy Co., Ltd.                       51,000          164,337
Hankyu Holdings, Inc. (b)             207,000        1,197,716
HASEKO Corp. (b)*                     921,500        3,475,464
Hosoda Corp.                           36,000          257,045
Japan Airport Terminal Co.,
  Ltd.                                 51,100          482,938
Nisshin Fudosan Co., Ltd.              68,700          968,691
Starts Corp., Inc.                     11,000           95,678
Towa Real Estate Development
  Co., Ltd. (b)*                      333,500        2,363,510
                                                 -----------------
                                                     9,558,157

RESTAURANTS, HOTELS & THEATERS 0.2%
Daisyo Corp.                           51,100          802,457
Friendly Corp.                          9,000           41,501
Gourmet Kineya Co., Ltd. (b)           45,000          352,099
Royal Holdings Co., Ltd.               54,000          867,615
SKYLARK Co., Ltd. (b)                  61,100        1,094,662
                                                 -----------------
                                                     3,158,334

RETAIL 1.3%
Aichi Toyota Motor Co., Ltd.           20,000          456,206
Aoki International Co., Ltd.           53,800        1,162,912
Aoyama Trading Co., Ltd.               91,600        3,037,688
Blue Grass Co., Ltd.                   16,000          302,977
Daiwa Co., Ltd.                        35,000          113,852
Haruyama Trading Co., Ltd.             21,900          319,322
Izumiya Co., Ltd.                      99,000          878,725
Jeans Mate Corp.                        8,820          114,185
Kasumi Co Ltd.                         66,000          445,008
Laox Co., Ltd. (b)                     14,000           60,849
Ministop Co., Ltd.                      1,500           35,616
Mizuno Corp.                           80,000          599,844
Okuwa Co., Ltd                         55,000          795,759
Parco Co., Ltd.                       143,000        1,789,787

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Poplar Co., Ltd.                        7,100           94,678
Sanei-International Co Ltd.            20,600          967,889
Sazaby, Inc.                           29,300          833,414
The Daiei, Inc. (b)*                  116,250        3,740,309
Three F Co., Ltd.                       2,000           16,958
Tokyo Derica Co., Ltd.                  1,000           12,335
Uny Co., Ltd.                         195,000        3,121,672
                                                 -----------------
                                                    18,899,985

SOAPS & COSMETICS 0.1%
ADERANS Co., Ltd.                          85            2,505
Mandom Corp. (b)                       43,100        1,084,707
                                                 -----------------
                                                     1,087,212

SOFTWARE 0.2%
Capcom Co., Ltd. (b)                   47,400          487,236
Fujitsu Business Systems Ltd.
  (b)                                  62,200        1,122,434
Japan Process Development
  Co., Ltd.                             9,600           96,220
NEC Fielding Ltd. (b)                  50,000          871,229
                                                 -----------------
                                                     2,577,119

TEXTILES & APPAREL 0.8%
Fuji Corp.                              9,000          115,126
Fuji Electric Holdings Co.,
  Ltd.                                503,000        2,741,554
Fujix Ltd.                              6,000           39,337
Ichikawa Co., Ltd.                     65,000          270,808
Japan Wool Textile Co., Ltd.          206,000        1,903,605
Jichodo Co., Ltd.                       9,000           87,701
King Co., Ltd.                         28,000          124,112
Kurabo Industries Ltd.                697,000        2,488,494
Morishita Co., Ltd.                     5,000           54,588
ONWARD KASHIYAMA Co., Ltd.
  (b)                                  20,000          354,215
Tokyo Style Co., Ltd.                 250,000        2,976,072
Yagi Corp.                             30,000          153,051
                                                 -----------------
                                                    11,308,663

TRADING COMPANY 0.2%
Sojitz Corp. (b)*                     536,600        3,171,254

WHOLESALE 1.7%
Canon Sales Co., Inc.                 107,000        2,304,850
Charle Co., Ltd.                        6,700           56,700
Daiwabo Information System
  Co., Ltd.                            29,500          559,512
Denkyosha Co., Ltd.                     4,000           43,495
Fujitsu Devices Inc.                    1,000           15,282
Hanwa Co Ltd.                         427,000        1,967,515
Inaba Denki Sangyo Co., Ltd.            4,600          175,253
Kaga Electronics Co., Ltd.             92,200        2,348,872
Kamei Corp.                            93,000          941,290
Kanaden Corp.                          69,000          484,180
Kato Sangyo Co., Ltd.                  81,900        1,384,355
Kiyo Holdings Inc. *                  522,000        1,459,116
Kobayashi Pharmaceutical Co.,
  Ltd.                                  8,500          302,318
MEDICEO Holdings Co., Ltd.             94,000        1,520,227
Mitani Corp.                           23,000          316,539
Mitsuuroko Co., Ltd.                   65,000          449,756
Nagahori Corp.                         33,000          180,465
Nagase & Co Ltd.                       16,000          215,084

                         See the accompanying notes to the financial statements. 76 Laudus Trust Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Nissho Electronics Corp.               14,600          140,320
Onoken Co., Ltd.                       57,300          901,704
Ryoden Trading Co., Ltd.               87,000          765,536
Ryosan Co., Ltd.                       43,200        1,158,320
Ryoyo Electro Corp.                    10,800          150,079
San-Ai Oil Co., Ltd.                  115,000          536,343
Sanshin Electronics Co., Ltd.          65,000          786,314
Sekido Co., Ltd. *                     14,000           30,509
Shinko Shoji Co., Ltd.                 37,000          566,777
Sinanen Co., Ltd.                     235,000        1,398,222
SUZUKEN CO., Ltd.                      69,600        2,179,923
Tokiwa Yakuhin Co., Ltd.               10,000           46,702
Totech Corp.                           13,000          108,328
Trusco Nakayama Corp.                  14,600          337,099
Tsuzuki Densan Co., Ltd.               16,400          103,507
Uchida Yoko Co., Ltd.                   2,000           13,278
Uehara Sei Shoji Co., Ltd.             43,000          296,382
Valor Co Ltd.                          36,000          781,485
Yuasa Funashoku Co., Ltd.              16,000           57,056
                                                 -----------------
                                                    25,082,693
                                                 -----------------
                                                   337,235,058

MALAYSIA 0.0%
------------------------------------------------------------------

REAL ESTATE DEVELOPMENT 0.0%
Rekapacific Berhad (a)(c)*             24,000               --

NETHERLANDS 2.8%
------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.0%
Koninklijke Wessanen NV                34,929          582,644
BANKS & CREDIT INSTITUTIONS 0.1%
Kas Bank NV                            54,000        1,440,655

CHEMICALS & RUBBER 0.6%
Koninklijke DSM N.V. (b)              192,945        8,796,270
CONSTRUCTION & HOMEBUILDING 0.1%
Batenburg Beheer NV                     1,168           77,462
Heijmans NV                            20,435          980,831
                                                 -----------------
                                                     1,058,293

DRUGS & PHARMACEUTICALS 0.2%
OPG Groep NV                           39,200        3,523,614
FOREST PRODUCTS & PAPER 0.0%
Crown Van Gelder NV                     8,400          203,591

INFORMATION & SERVICES 0.1%
Koninklijke BAM Groep NV               22,464        2,271,812

LAND & WATER TRANSPORTATION 0.1%
H.E.S. Beheer NV                       18,000          344,650
Koninklijke Frans Maas Groep
  NV                                   14,400          655,781
                                                 -----------------
                                                     1,000,431

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
METAL PRODUCTS & MACHINERY 0.1%
BE Semiconductor Industries
  NV (b)*                              79,188          488,378
Koninklijke Nedschroef
  Holding NV                            4,955          248,377
Stork N.V. *                            7,500          418,893
                                                 -----------------
                                                     1,155,648

OIL DISTRIBUTION 0.2%
Koninklijke Vopak NV                   92,851        3,143,822

PUBLISHING, BROADCASTING & CINEMA 0.6%
Roto Smeets de Boer                       143            8,836
VNU N.V. *                            232,500        7,535,009
Wegener NV                            102,000        1,692,543
                                                 -----------------
                                                     9,236,388

SOFTWARE 0.1%
Getronics NV (b)                       77,000          929,927

TEXTILES & APPAREL 0.0%
Gamma Holding NV                        9,071          451,370

WHOLESALE 0.6%
Amsterdam Commodities NV               56,651          247,387
Buhrmann N.V.                         301,000        5,314,298
Neways Electronic
  International NV                     28,571          270,991
Univar NV                              55,200        3,110,656
                                                 -----------------
                                                     8,943,332
                                                 -----------------
                                                    42,737,797

NEW ZEALAND 0.2%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.0%
AFFCO Holdings Ltd.                   887,761          207,032
PGG Wrightson Ltd.                     10,235           11,527
Sanford Ltd.                          101,057          317,073
                                                 -----------------
                                                       535,632

ELECTRIC UTILITIES 0.0%
TrustPower Ltd.                         5,277           22,047

LAND & WATER TRANSPORTATION 0.1%
Mainfreight Ltd.                      234,510          678,590
Tourism Holdings Ltd.                 195,389          217,641
                                                 -----------------
                                                       896,231

METAL PRODUCTS & MACHINERY 0.1%
Fletcher Building Ltd.                187,957        1,029,809

PUBLISHING, BROADCASTING & CINEMA 0.0%
Sky Network Television Ltd.
  (b)                                 106,735          419,519

REAL ESTATE DEVELOPMENT 0.0%
CDL Hotels New Zealand Ltd.         1,147,522          416,864

RETAIL 0.0%
Hallenstein Glasson Holdings
  Ltd.                                 38,184          121,262
                                                 -----------------
                                                     3,441,364

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   77

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
NORWAY 0.5%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.0%
Skiens Aktiemolle ASA                   2,874          162,259

GOVERNMENT AIRCRAFT & DEFENSE 0.2%
Aker Yards AS *                        27,298        2,030,036
Kongsberg Gruppen AS                   54,752        1,247,789
                                                 -----------------
                                                     3,277,825

INFORMATION & SERVICES 0.1%
Aker ASA, Class A (b)                  40,672        1,875,894

LAND & WATER TRANSPORTATION 0.2%
Stolt-Nielsen SA                       74,115        2,277,638
                                                 -----------------
                                                     7,593,616

PORTUGAL 0.9%
------------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.3%
Banco Espirito Santo, SA
  (BES)                               248,324        4,527,830

ELECTRIC UTILITIES 0.6%
Electricidade de Portugal SA        2,124,000        8,337,781
RESTAURANTS, HOTELS & THEATERS 0.0%
Ibersol SGPS SA                        35,747          325,372
Solverde                                    1               13
                                                 -----------------
                                                       325,385
                                                 -----------------
                                                    13,190,996

SINGAPORE 0.7%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.1%
Asia Food & Properties Ltd. *       1,383,000          609,148
Golden Agri-Resources Ltd. *        1,784,200          776,590
                                                 -----------------
                                                     1,385,738

FINANCIAL INVESTMENTS 0.2%
K1 Ventures Ltd. *                    809,000          212,383
Kim Eng Holdings Ltd.                 800,513          758,641
Metro Holdings Ltd.                   357,000          217,500
Overseas Union Enterprise
  Ltd.                                210,500        1,553,612
                                                 -----------------
                                                     2,742,136

INFORMATION & SERVICES 0.0%
United Engineers Ltd.                 122,000          157,615

IT HARDWARE 0.1%
WBL Corp., Ltd.                       272,160        1,311,879

LAND & WATER TRANSPORTATION 0.0%
Neptune Orient Lines Ltd.               4,000            5,392
SBS Transit Ltd.                      187,000          268,490
                                                 -----------------
                                                       273,882

METAL PRODUCTS & MACHINERY 0.0%
Amtek Engineering Ltd.                361,120          121,800
MISCELLANEOUS FINANCE 0.1%
G.K. Goh Holdings Ltd.                305,083          183,294
UOB-Kay Hian Holdings Ltd.          1,087,850          883,159
                                                 -----------------
                                                     1,066,453

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)

OIL DISTRIBUTION 0.1%
Singapore Petroleum Co., Ltd.
  (b)                                 409,000        1,317,036

REAL ESTATE DEVELOPMENT 0.1%
Guocoland Ltd.                        407,000          639,009
Jardine Cycle & Carriage Ltd.         204,000        1,399,860
                                                 -----------------
                                                     2,038,869

RESTAURANTS, HOTELS & THEATERS 0.0%
Amara Holdings Ltd.                   269,000           52,440
Hotel Grand Central Ltd.               33,000           14,296
Hotel Plaza Ltd.                      191,000          160,980
Stamford Land Corp., Ltd.           1,006,000          189,979
                                                 -----------------
                                                       417,695

WHOLESALE 0.0%
Asia Pacific Breweries Ltd.             4,000           24,095
GP Industries Ltd.                    149,000           66,880
                                                 -----------------
                                                        90,975
                                                 -----------------
                                                    10,924,078

SOUTH KOREA 3.5%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.1%
Daehan Flour Mill Co., Ltd.               912          134,181
Dongwon F&B Co., Ltd.                   1,970          120,844
Lotte Samkang Co., Ltd.                 2,884          641,645
Namyang Dairy Products Co.,
  Ltd.                                    573          395,456
Ottogi Corp.                              130           16,231
Samyang Corp.                             320           18,846
Samyang Genex Co Ltd.                   1,500          105,740
                                                 -----------------
                                                     1,432,943

AUTOS 0.1%
Hyundai Merchant Marine Co
  Ltd.                                 76,462        1,083,297

BANKS & CREDIT INSTITUTIONS 0.0%
Pusan Bank                             19,390          282,680

BASIC MINERALS & METALS 0.4%
INI Steel Co.                          99,200        2,953,299
Korea Iron & Steel Co Ltd.             17,020          550,188
Korea Zinc Co., Ltd.                   27,950        2,182,868
THE Sankei Building Co., Ltd           19,000          174,099
Young Poong Corp.                          30            5,403
                                                 -----------------
                                                     5,865,857

CHEMICALS & RUBBER 0.3%
Dong Ah Tire & Rubber Co.,
  Ltd.                                    780            4,568
Hankook Tire Manft                    114,880        1,734,153
Honam Petrochemical Corp.              28,110        1,703,767
Kumho Electric Co., Ltd.               13,861          766,758
Kumho Industrial Co., Ltd.             27,920          667,790
                                                 -----------------
                                                     4,877,036

COMMUNICATIONS UTILITIES 0.1%
KTHitel Co., Ltd. *                    51,390          568,789
LS Cable Ltd.                          46,610        1,728,114
                                                 -----------------
                                                     2,296,903

                         See the accompanying notes to the financial statements. 78 Laudus Trust Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
CONSTRUCTION & HOMEBUILDING 0.3%
Halla Engineering &
  Construction Corp.                   24,310          646,968
Hyundai Development Co.                69,110        3,161,549
Hyundai Engineering &
  Construction Co., Ltd. *              6,980          355,722
Korea Development Corp.                 9,849          323,618
Poonglim Industrial Co., Ltd.          65,180          727,193
                                                 -----------------
                                                     5,215,050
CONSTRUCTION MATERIALS 0.1%
Asia Cement Co., Ltd.                  15,660          649,471
Hyundai Cement Co., Ltd.                8,390          292,932
                                                 -----------------
                                                       942,403

DRUGS & PHARMACEUTICALS 0.1%
Boryung Pharmaceutical Co.,
  Ltd.                                  1,695           63,691
Dong-A Pharmaceutical Co.,
  Ltd.                                    261           18,446
Green Cross Holdings Corp.              8,520          621,243
Il Dong Pharmaceutical Co.,
  Ltd. *                               13,150          602,280
Shin Poong Pharmaceutical
  Co., Ltd.                             9,370          212,645
Yuhan Corp.                             1,410          231,351
                                                 -----------------
                                                     1,749,656

FOREST PRODUCTS & PAPER 0.0%
Shinmoorim Paper
  Manufacturing Co., Ltd.              15,000          163,585

GAS & OTHER PUBLIC UTILITIES 0.1%
Pusan City Gas Co., Ltd.                  430            9,278
Samchully Co., Ltd.                     7,229          848,195
Seoul City Gas Co., Ltd.                8,320          498,523
                                                 -----------------
                                                     1,355,996

GOVERNMENT AIRCRAFT & DEFENSE 0.1%
Hyundai Mipo Dock Co., Ltd.             9,260          795,014

INFORMATION & SERVICES 0.2%
Doosan Heavy Industries &
  Construction Co., Ltd.               94,590        3,116,479
Samho International Co., Ltd.          28,700          495,621
                                                 -----------------
                                                     3,612,100
INSTRUMENTS 0.0%
INTOPS Co., Ltd.                       18,038          637,144
INSURANCE 0.5%
Dongbu Insurance Co., Ltd. *           69,310        1,338,252
First Fire & Marine Insurance
  Co., Ltd. *                         107,530          451,953
Hyundai Marine & Fire
  Insurance Co., Ltd. (HDMF)
  *                                    56,490          704,636
Korean Reinsurance Co. *              199,501        2,162,388
LG Insurance Co., Ltd. *              109,870        1,533,114
Meritz Fire & Marine
  Insurance Co., Ltd. *               152,360          715,623
Shindongah Fire & Marine
  Insurance Co., Ltd. *                   690            5,025
                                                 -----------------
                                                     6,910,991

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)

IT HARDWARE 0.1%
LG Micron Ltd.                         12,380          651,218
Sam Young Electronics Co.,
  Ltd.                                 19,760          190,796
                                                 -----------------
                                                       842,014

METAL PRODUCTS & MACHINERY 0.1%
Doosan Corp. *                         33,860        1,271,604
Joongang Construction                  12,080          314,488
SFA Engineering Corp.                   1,360           44,804
                                                 -----------------
                                                     1,630,896

MISCELLANEOUS FINANCE 0.1%
Samsung Securities Co., Ltd.
  *                                    25,840        1,377,553
Woori Investment & Securities
  Co., Ltd. *                          43,250          948,608
                                                 -----------------
                                                     2,326,161

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.1%
Samsung Techwin Co., Ltd.              48,200        1,332,353

RETAIL 0.2%
Hwa Sung Industrial Co., Ltd.           8,300           85,190
Hyundai Department Store Co.,
  Ltd.                                 26,800        2,502,892
Hyundai Department Store H&S
  Co., Ltd.                             6,090          394,941
                                                 -----------------
                                                     2,983,023

SOAPS & COSMETICS 0.1%
LG Household & Health Care
  Ltd.                                 18,190        1,271,410

SOFTWARE 0.1%
Daou Technology Inc. *                 95,250          517,678
Hyundai Information
  Technology Co., Ltd. *              152,615          631,337
                                                 -----------------
                                                     1,149,015

TEXTILES & APPAREL 0.2%
Cheil Industries, Inc.                 64,340        2,352,369
Hyosung Corp. *                        18,360          339,508
Ilshin Spinning Co., Ltd.               3,130          141,931
                                                 -----------------
                                                     2,833,808

WHOLESALE 0.1%
DC Chemical Co., Ltd.                  25,550          917,678
                                                 -----------------
                                                    52,507,013

SPAIN 3.9%
------------------------------------------------------------------

AIRLINES 0.1%
Iberia Lineas Aereas de
  Espana S.A.                         455,000        1,254,057

CHEMICALS & RUBBER 0.1%
La Seda de Barcelona S.A.,
  Class B (b)*                        246,000          719,233

CONSTRUCTION & HOMEBUILDING 1.0%
Acciona S.A. (b)                       59,841        9,308,848
Obrascon Huarte Lain S.A.             225,000        5,221,185
Uralita S.A.                          216,000        1,134,478
                                                 -----------------
                                                    15,664,511

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   79

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
CONSTRUCTION MATERIALS 0.2%
Cementos Portland Valderrivas
  S.A.                                 28,352        2,952,054

ELECTRIC UTILITIES 0.2%
Gas Natural SDG S.A. (b)              118,929        3,441,096

INFORMATION & SERVICES 0.2%
Dinamia Capital Privado.
  Sociedad de Capital Riesgo
  S.A.                                 24,837          813,267
Funespana S.A.                         27,400          304,782
Seguridad S.A., Reg'd.                 52,800        1,332,469
                                                 -----------------
                                                     2,450,518

INSTRUMENTS 0.0%
Indo Internacional S.A.                36,704          422,557

INSURANCE 0.4%
Corp Mapfre S.A.                      287,490        5,847,125

METAL PRODUCTS & MACHINERY 0.0%
Construcciones y Auxiliar de
  Ferrocarriles S.A.                    4,471          632,843

OIL DISTRIBUTION 0.5%
Compania Espanola de
  Petroleos, S.A. (CEPSA)             133,500        7,142,537

REAL ESTATE DEVELOPMENT 0.7%
Corporacion Financiera Alba
  S.A.                                 91,865        4,643,975
Inmobiliaria Urbis S.A. (b)           232,000        5,438,456
TESTA, Inmuebles en Renta
  S.A.                                 13,675          399,410
                                                 -----------------
                                                    10,481,841

RESTAURANTS, HOTELS & THEATERS 0.3%
NH Hoteles, S.A. (b)*                 250,200        4,302,762
Sol Melia, S.A. (b)                    44,000          682,336
                                                 -----------------
                                                     4,985,098

TEXTILES & APPAREL 0.0%
Tavex Algodonera S.A.                  21,216           92,624

WHOLESALE 0.2%
Compania de Distribucion
  Integral Logista S.A.                 8,963          505,183
Ercros S.A. *                       1,376,000        1,462,748
Pescanova S.A.                            376           12,941
Unipapel S.A.                          28,501          708,139
                                                 -----------------
                                                     2,689,011
                                                 -----------------
                                                    58,775,105

SWEDEN 2.4%
------------------------------------------------------------------
AIRLINES 0.3%
SAS AB (b)*                           314,000        4,389,163

BANKS & CREDIT INSTITUTIONS 0.0%
Hagstromer & Oviberg AB                 8,731          376,309
BASIC MINERALS & METALS 0.6%
Boliden AB *                          580,000        8,897,300

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)

CELLULAR & WIRELESS 0.4%
Tele2 AB, Class B (b)                 452,000        5,333,217

CHEMICALS & RUBBER 0.0%
Geveko AB *                             6,574          189,832

FINANCIAL INVESTMENTS 0.3%
Novestra AB                            72,878          331,181
Ratos AB, Class B *                   107,874        3,550,121
                                                 -----------------
                                                     3,881,302

FURNITURE & HOUSEHOLD ITEMS 0.0%
Expanda AB                                400            2,982

GOVERNMENT AIRCRAFT & DEFENSE 0.4%
Saab AB                               213,000        5,362,440

INFORMATION & SERVICES 0.0%
Active Biotech AB *                     8,904           85,170
Poolia AB                               3,217           19,207
                                                 -----------------
                                                       104,377

IT HARDWARE 0.0%
Aspiro AB *                           400,000          214,757

LAND & WATER TRANSPORTATION 0.0%
Rederi AB Transatlantic *              49,840          249,428

METAL PRODUCTS & MACHINERY 0.0%
Midway Holdings AB                     40,983          290,470
Traction Holding AB                     1,377           37,155
                                                 -----------------
                                                       327,625

MISCELLANEOUS FINANCE 0.0%
Svolder AB                              7,674           73,166

OIL & COAL RESOURCES 0.3%
Vostok Nafta Investment Ltd.,
  SDR (b)*                             66,219        3,909,342

PUBLISHING, BROADCASTING & CINEMA 0.0%
Stralfors AB, Class B                  60,000          728,677

REAL ESTATE DEVELOPMENT 0.0%
Capona AB                               1,623           27,484

RESTAURANTS, HOTELS & THEATERS 0.0%
Cherryforetagen AB *                   13,212           57,725

SOFTWARE 0.0%
Bure Equity AB *                      840,000          302,147
Observer AB                            14,464           65,944
                                                 -----------------
                                                       368,091

WHOLESALE 0.1%
Axfood AB (b)                          39,600          984,323
Beijer AB G&L                           2,920           81,373
OEM International AB                   20,000          469,688
                                                 -----------------
                                                     1,535,384
                                                 -----------------
                                                    36,028,601

SWITZERLAND 6.5%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.3%
Barry Callebaut AG *                    9,840        4,059,602

                         See the accompanying notes to the financial statements. 80 Laudus Trust Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
BANKS & CREDIT INSTITUTIONS 0.1%
Banque Cantonale du Jura                  187           61,880
Graubunder Kantonalbank                   712          516,021
St. Galler Kantonalbank                   560          212,202
                                                 -----------------
                                                       790,103

BASIC MINERALS & METALS 0.2%
Georg Fischer AG -- Reg'd.
  (b)*                                  4,700        2,091,568
UMS Schweizerische
  Metallwerke Holding AG *             18,631          242,962
                                                 -----------------
                                                     2,334,530

BIOTECHNOLOGY 0.5%
Serono SA, Class B (b)                 11,160        7,765,699

CHEMICALS & RUBBER 0.6%
Ciba Specialty Chemicals AG           111,300        6,639,754
Clariant AG (b)*                       98,000        1,513,103
                                                 -----------------
                                                     8,152,857

CONSTRUCTION & HOMEBUILDING 0.0%
Implenia AG *                          18,009          379,893

CONSTRUCTION MATERIALS 0.0%
Vetropack Holding SA                      546          508,945

DRUGS & PHARMACEUTICALS 0.1%
Siegfried Holding AG                    6,952        1,053,053

ELECTRIC UTILITIES 0.0%
Energiedienst Holding AG *                550          209,847

FINANCIAL INVESTMENTS 0.1%
AIG Private Equity Ltd. *              10,200        1,338,030
LO Holding Lausanne-Ouchy SA               68           50,549
Private Equity Holding AG *             3,000           86,814
                                                 -----------------
                                                     1,475,393
FOREST PRODUCTS & PAPER 0.1%
Harwanne Compagnie de
  participations industielles
  et financieres SA                     1,600          299,160
Industrieholding Cham AG                2,117          673,821
                                                 -----------------
                                                       972,981

FURNITURE & HOUSEHOLD ITEMS 0.1%
Daetwyler Holding AG                      445        1,706,965
INFORMATION & SERVICES 0.2%
Kuoni Reisen Holding AG *               5,900        3,057,727

INSTRUMENTS 0.1%
Carlo Gavazzi Holding AG                2,007          320,991
Comet Holding AG                          710          123,085
Inficon Holding AG *                    7,200          982,534
                                                 -----------------
                                                     1,426,610
INSURANCE 1.4%
Baloise Holding AG, Class R
  (b)                                  99,600        7,090,837
Helvetia Patria Holding                12,625        2,856,883
Schweiz Natl-Vers-Ges                   1,806        1,052,059

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Swiss Life Holding (b)*                48,240       10,084,964
Waadt Versicherungen Holding            4,200          476,095
                                                 -----------------
                                                    21,560,838

IT HARDWARE 0.1%
Huber & Suhner AG                      15,445        1,562,686
Lem Holding AG *                        3,680          434,718
Schaffner Holding AG *                    660           83,353
                                                 -----------------
                                                     2,080,757

LAND & WATER TRANSPORTATION 0.0%
Jungfraubahn Holding AG                16,574          570,097

METAL PRODUCTS & MACHINERY 1.5%
Bucher Industries AG                   14,891        1,312,383
Conzzeta Holding AG                       992        1,440,615
Feintool International
  Holding AG (b)                        1,932          519,359
Gurit-Heberlein AG                      1,500        1,608,892
Phoenix Mecano AG                         560          186,592
Saurer AG *                            43,200        3,446,213
SIG Holding AG (b)*                     5,040        1,072,339
Sulzer AG                               7,172        4,883,664
Tornos SA *                            43,946          475,203
Unaxis Holding AG *                    23,400        6,676,905
WMH Walter Meier AG *                     922           89,095
Zehnder Group AG                          750        1,189,995
                                                 -----------------
                                                    22,901,255

REAL ESTATE DEVELOPMENT 0.4%
Flughafen AG *                          9,756        2,019,466
Intershop Holdings AG                   7,040        1,478,872
MCH Messe Schweiz Holdings AG           1,293          367,272
Pax-Anlage AG                               1              626
PSP Swiss Property AG *                37,600        1,872,331
Zueblin Immobilien Holding AG
  *                                    84,889          758,577
                                                 -----------------
                                                     6,497,144

RESTAURANTS, HOTELS & THEATERS 0.0%
Moevenpick Holding AG *                 1,760          441,601

RETAIL 0.1%
Charles Vogele Holding AG *            16,699        1,454,788

SOFTWARE 0.1%
Groupe Minoteries SA                      384           74,679
Kardex AG *                            17,835          910,272
                                                 -----------------
                                                       984,951

WHOLESALE 0.5%
Also Holding AG                        15,840          625,751
Bobst Group AG                         60,400        2,576,796
Eichhof Holding AG                        420          487,491
Metraux Services Holding AG             1,633          280,387
Schweizerhall Holding AG               10,924        1,130,707
Valora Holding AG *                    11,250        2,380,952
                                                 -----------------
                                                     7,482,084
                                                 -----------------
                                                    97,867,720

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   81

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
UNITED KINGDOM 16.9%
------------------------------------------------------------------

AGRICULTURE, FOOD & BEVERAGE 0.1%
Anglo-Eastern Plantations              11,801           57,152
Arla Foods UK plc                     627,317          705,832
Carr's Milling Industries plc          12,393          103,029
                                                 -----------------
                                                       866,013

AIRLINES 0.6%
Alpha Airports Group plc              218,096          295,508
British Airways plc *               1,260,000        7,722,234
easyJet plc *                         144,795          880,966
                                                 -----------------
                                                     8,898,708

BANKS & CREDIT INSTITUTIONS 0.0%
Hitachi Capital UK plc                 90,595          325,817

BASIC MINERALS & METALS 1.5%
Avocet Mining plc *                   288,000          951,457
Bodycote International                562,322        2,692,530
Castings plc                           46,000          207,887
Corus Group plc                     6,435,000        9,858,288
Vedanta Resources plc                 341,085        8,328,364
                                                 -----------------
                                                    22,038,526

BEER, LIQUOR, & TOBACCO 0.7%
Gallaher Group plc                    469,200        6,835,223
Scottish & Newcastle plc              393,549        3,547,423
                                                 -----------------
                                                    10,382,646

COMMUNICATIONS UTILITIES 0.1%
COLT Telecom Group plc *              977,753        1,236,967
Kingston Communications
  (Hull) plc                        1,056,000        1,091,303
                                                 -----------------
                                                     2,328,270

CONSTRUCTION & HOMEBUILDING 1.1%
Barratt Developments plc              261,679        4,795,018
Ben Bailey plc                          4,852           36,020
Cape plc *                            205,000          560,963
Kier Group plc                          7,943          231,724
Taylor Woodrow plc                    947,425        6,634,210
Wilson Bowden plc                     141,409        3,902,108
                                                 -----------------
                                                    16,160,043
CONSTRUCTION MATERIALS 0.7%
Baggeridge Brick plc                   84,000          238,614
Cookson Group plc *                    75,000          671,765
Hanson plc                            446,596        5,835,162
Pilkington plc                      1,219,518        3,418,843
                                                 -----------------
                                                    10,164,384

DRUGS & PHARMACEUTICALS 0.7%
Shire Pharmaceuticals plc             657,600       10,095,350

FINANCIAL INVESTMENTS 0.6%
3i Group plc                          308,686        5,033,693
Compel Group plc                      108,000          164,184
F&C Asset Management plc              921,000        3,679,460
                                                 -----------------
                                                     8,877,337

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)

FURNITURE & HOUSEHOLD ITEMS 0.1%
Carclo plc                            184,000          225,375
Dialight plc                          108,000          481,763
F.W. Thorpe plc *                      35,881          291,438
                                                 -----------------
                                                       998,576

GAS & OTHER PUBLIC UTILITIES 0.1%
Severn Trent plc                       63,488        1,228,781

GOVERNMENT AIRCRAFT & DEFENSE 0.1%
Chemring Group plc                     60,323        1,240,893
Raymarine plc                           6,806           40,785
                                                 -----------------
                                                     1,281,678

INFORMATION & SERVICES 1.0%
Alfred McAlpine plc                   105,640          857,720
Christie Group plc                     92,000          206,520
Communisis plc                        355,000          557,636
Creston plc                           114,869          352,247
Dawson Holdings plc                   194,763          485,577
DTZ Holdings plc                        2,757           31,505
First Choice Holidays plc           1,053,000        3,930,275
Glotel plc *                          132,000          194,592
Group 4 Securicor plc                 855,000        2,802,419
Huntsworth plc                        129,508          200,819
Keller Group plc                      171,789        1,372,944
MacLellan Group plc                   258,000          506,521
Management Consulting Group
  plc                                 416,977          424,156
Metnor Group plc                       44,000          173,149
MICE Group plc                        448,000          290,667
Next Fifteen Communications
  plc                                  14,103           17,274
Nord Anglia Education plc *           127,950          221,189
Tenon Group plc                       416,000          169,848
Tribal Group plc                      133,542          444,239
Wincanton Plc                         195,915        1,093,497
XKO Group plc                         104,000          216,827
                                                 -----------------
                                                    14,549,621

INSTRUMENTS 0.1%
Ferraris Group plc                     89,198          137,926
FKI plc                               470,779        1,031,236
Oxford Instruments plc                 69,597          241,169
Senior plc                            590,528          707,130
                                                 -----------------
                                                     2,117,461

INSURANCE 1.6%
Chaucer Holdings plc                  873,000        1,164,105
Friends Provident plc               1,872,000        6,762,159
Henderson Group plc *               2,655,000        3,943,390
Highway Insurance Holdings
  plc                                  33,060           49,397
Kiln plc                              480,000          781,830
Old Mutual plc                      2,259,000        7,871,901
Royal & Sun Alliance
  Insurance Group plc               1,562,991        3,743,124
Windsor plc                           170,000          143,987
                                                 -----------------
                                                    24,459,893

IT HARDWARE 0.1%
Filtronic plc                         200,809          589,616
Pace Micro Technology plc *            59,344           65,435

                         See the accompanying notes to the financial statements. 82 Laudus Trust Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
TT electronics plc                    392,000        1,174,829
Zetex plc                             338,707          488,430
                                                 -----------------
                                                     2,318,310

LAND & WATER  TRANSPORTATION 1.6%
Antofagasta plc *                     201,900        7,501,337
Arriva plc                            410,400        4,373,559
Autologic Holdings plc                150,214          304,044
Braemar Seascope Group plc             64,440          495,694
Clarkson plc                           14,765          222,013
FirstGroup plc                        815,000        5,991,185
Stagecoach Group plc                2,085,000        4,155,858
TDG plc                               149,266          601,656
                                                 -----------------
                                                    23,645,346

METAL PRODUCTS & MACHINERY 0.1%
Alumasc Group plc                      88,000          240,804
Delta plc                               4,588            9,884
MS International Plc                    5,526           14,398
The 600 Group plc                     150,000          147,245
Trifast plc                           204,000          205,569
Wagon plc                             103,148          450,711
                                                 -----------------
                                                     1,068,611

MISCELLANEOUS FINANCE 1.4%
Aberdeen Asset Management plc         327,773        1,080,079
Amvescap plc                          523,971        4,885,536
Collins Stewart Tullett plc             1,600           20,149
Investec plc                          138,131        7,044,057
Legal & General Group plc           3,444,000        8,464,224
                                                 -----------------
                                                    21,494,045

OIL & COAL RESOURCES 0.3%
Alkane Energy plc *                   127,308           42,578
Dana Petroleum plc *                   45,382          792,710
Global Energy Development plc
  *                                    25,550          124,516
Venture Production plc *              256,368        3,038,107
                                                 -----------------
                                                     3,997,911
OIL DRILLING & SERVICES 0.9%
Abbot Group plc                       540,000        2,838,728
AMEC plc                              655,848        4,585,611
Burren Energy plc                      73,245        1,212,804
Expro International Group plc         202,004        2,598,813
Hunting plc                           273,883        1,874,893
                                                 -----------------
                                                    13,110,849

REAL ESTATE DEVELOPMENT 1.0%
Capital & Regional plc                130,329        2,602,084
Enterprise Inns plc                   424,548        7,005,202
Halladale Group plc                    80,000          220,997
Liberty International plc             203,126        4,145,932
Rugby Estates plc                      30,000          251,870
UK Coal plc                           152,000          417,254
                                                 -----------------
                                                    14,643,339
RESTAURANTS, HOTELS & THEATERS 1.2%
Compass Group plc                   1,828,000        7,232,861
Greene King plc                         4,520           58,678
Lonrho Africa plc *                   550,000          210,225

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
Luminar plc                             1,176           11,375
Millennium & Copthorne Hotels
  plc                                 538,000        4,213,151
Rank Group plc                        277,983        1,086,058
Regent Inns plc *                     348,000          591,096
Sportech plc *                      1,777,556          323,863
Ultimate Leisure Group plc             90,000          402,642
Whitbread plc                         236,000        4,852,869
                                                 -----------------
                                                    18,982,818

RETAIL 0.1%
John David Group plc                  122,000          581,725
QXL Ricardo plc *                         118           21,849
Woolworths Group plc                2,093,358        1,269,945
                                                 -----------------
                                                     1,873,519

SOAPS & COSMETICS 0.0%
McBride plc                           241,592          694,882

SOFTWARE 1.0%
Anite Group plc *                     421,646          589,717
Computacenter plc                     524,000        2,313,773
Dimension Data Holdings plc *       3,734,795        3,528,976
Intec Telecom Systems plc *         1,048,000        1,147,080
InTechnology plc *                    350,000          246,276
iSOFT Group plc                       157,421          399,579
LogicaCMG plc                       1,804,115        6,126,935
Microgen plc *                        108,061          123,912
Morse plc                             434,485          781,294
Systems Union Group plc                29,048           99,800
                                                 -----------------
                                                    15,357,342

WHOLESALE 0.1%
Abacus Group plc                      131,031          336,305
Acal plc                               82,250          507,299
Fayrewood plc                          71,615          131,267
Goldshield Group plc                   67,220          338,685
James Latham plc                       57,804          169,222
Lambert Howarth Group plc              78,000          258,160
Nichols plc                            99,000          368,086
                                                 -----------------
                                                     2,109,024
                                                 -----------------
                                                   254,069,100
                                                    --------------
TOTAL COMMON STOCK (COST $1,184,445,980)         1,444,632,146
                                                    --------------

PREFERRED STOCK 0.1% OF NET ASSETS

AUSTRIA 0.0%
------------------------------------------------------------------
MIBA AG                                 1,095          166,239

GERMANY 0.1%
------------------------------------------------------------------
Jungheinrich AG                        47,379        1,505,453
                                                 -----------------
TOTAL PREFERRED STOCK (COST $1,154,068)              1,671,692

RIGHTS 0.0% OF NET ASSETS

FINLAND 0.0%
------------------------------------------------------------------
Citycon Oyj *
  expiring 4/21/06                    131,075          216,026

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   83

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
HONG KONG 0.0%
------------------------------------------------------------------
JCG Holdings *
  expiring 4/03/06                    154,000              198
                                                 -----------------
TOTAL RIGHTS (COST $--)                                216,224

                                    FACE
                                   AMOUNT
                                     ($)
SHORT-TERM INVESTMENT 1.8% OF NET ASSETS

REPURCHASE AGREEMENT 1.8%
------------------------------------------------------------------
State Street Bank & Trust Co.
  dated 03/31/06, due 04/3/06
  at 3.75% with a maturity
  value of $26,760,891 (fully
  collateralized by Federal
  Home Loan Bank Securities
  with a value of
  $27,292,704)                     26,752,531       26,752,531
                                                 -----------------
TOTAL SHORT-TERM INVESTMENT (COST
  $26,752,531)                                      26,752,531
------------------------------------------------------------------
END OF INVESTMENTS.

                                  NUMBER OF          VALUE
SECURITY                           SHARES             ($)
                                     ($)
COLLATERAL INVESTED FOR SECURITIES ON LOAN 7.7% OF NET ASSETS
State Street Navigator
  Security Lending Prime
  Portfolio                       116,439,578      116,439,578
                                                 -----------------
TOTAL COLLATERAL INVESTED FOR SECURITIES ON
  LOAN (COST $116,439,578)                         116,439,578
--------------
END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.

At March 31, 2006 the tax basis cost of the fund's investments was $1,334,207,038 and the unrealized appreciation and depreciation were $269,972,731 and ($14,467,598), respectively, with a net unrealized appreciation of $255,505,133.

*  Non-income producing security.

(a) Bankrupt security/delisted.

(b) All or a portion of this security is on loan.

(c) Fair-valued by Management.

                         See the accompanying notes to the financial statements. 84 Laudus Trust Annual Report

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND (A)

PORTFOLIO HOLDINGS as of March 31, 2006

                                           COST           VALUE
HOLDINGS BY CATEGORY                        ($)            ($)
------------------------------------------------------------------
 94.3%     COMMON STOCK                  25,920,519     29,476,962
  2.4%     SHORT-TERM INVESTMENT            755,331        755,331
------------------------------------------------------------------
 96.7%     TOTAL INVESTMENTS             26,675,850     30,232,293
(94.0)%    SHORT SALES                  (28,795,865)   (29,383,377)
 95.8%     DEPOSITS WITH BROKER AND
           CUSTODIAN BANK FOR
           SECURITIES SOLD SHORT         29,954,555     29,954,555
  1.5%     OTHER ASSETS AND
           LIABILITIES                                     464,321
------------------------------------------------------------------
100.0%     NET ASSETS                                   31,267,792

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
COMMON STOCK 94.3% OF NET ASSETS

AGRICULTURE, FOOD & BEVERAGE 2.4%
-----------------------------------------------------------------
General Mills, Inc.                     8,700         440,916
Kraft Foods, Inc., Class A              9,100         275,821
The Pepsi Bottling Group, Inc.          1,600          48,624
                                                   --------------
                                                      765,361
AIRLINES 0.5%
-----------------------------------------------------------------
FedEx Corp.                             1,300         146,822
AUTOS 1.3%
-----------------------------------------------------------------
Paccar, Inc.                            5,776         407,092
BANKS & CREDIT INSTITUTIONS 9.8%
-----------------------------------------------------------------
Bank of America Corp.                  29,900       1,361,646
Comerica, Inc.                          5,500         318,835
Countrywide Financial Corp.            16,450         603,715
Hudson City Bancorp, Inc.               3,000          39,870
KeyCorp., Inc.                         12,800         471,040
Wachovia Corp.                          5,040         282,492
                                                   --------------
                                                    3,077,598
BASIC MINERALS & METALS 1.0%
-----------------------------------------------------------------
Nucor Corp.                             3,030         317,514

BEER, LIQUOR, & TOBACCO 1.8%
-----------------------------------------------------------------
Altria Group, Inc.                      8,000         566,880

BIOTECHNOLOGY 2.1%
-----------------------------------------------------------------
Gilead Sciences, Inc. *                10,400         647,088
CELLULAR & WIRELESS 0.8%
-----------------------------------------------------------------
NII Holdings, Inc. *                    4,200         247,674
Telephone & Data Systems, Inc.             10             394
                                                   --------------
                                                      248,068

CHEMICALS & RUBBER 0.3%
-----------------------------------------------------------------
Monsanto Co.                            1,030          87,293

COMMUNICATIONS UTILITIES 2.4%
-----------------------------------------------------------------
AT&T Corp.                             11,800         319,072
Google, Inc., Class A *                 1,100         429,000
                                                   --------------
                                                      748,072

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)

CONSTRUCTION & HOMEBUILDING 0.9%
-----------------------------------------------------------------
Lennar Corp., Class A                   4,460         269,295

CONSUMER DURABLES 0.6%
-----------------------------------------------------------------
Whirlpool Corp.                         2,100         192,087

DRUGS & PHARMACEUTICALS 2.0%
-----------------------------------------------------------------
Allergan, Inc.                            240          26,040
Bristol-Myers Squibb Co.               23,750         584,488
Wyeth                                     500          24,260
                                                   --------------
                                                      634,788

ELECTRIC UTILITIES 4.8%
-----------------------------------------------------------------
Ameren Corp.                               90           4,484
Consolidated Edison, Inc.               7,830         340,605
DTE Energy Co.                          5,870         235,328
Edison International                      520          21,413
FPL Group, Inc.                           920          36,929
PG&E Corp.                             12,100         470,690
Sempra Energy                           8,600         399,556
                                                   --------------
                                                    1,509,005

FURNITURE & HOUSEHOLD ITEMS 0.0%
-----------------------------------------------------------------
Mattel, Inc.                              740          13,416

GAS & OTHER PUBLIC UTILITIES 0.6%
-----------------------------------------------------------------
NiSource, Inc.                          8,600         173,892

GOVERNMENT AIRCRAFT & DEFENSE 1.9%
-----------------------------------------------------------------
Raytheon Co.                           13,200         605,088

HEALTH CARE & HOSPITAL 2.0%
-----------------------------------------------------------------
Aetna, Inc.                             3,700         181,818
Health Net, Inc. *                      4,090         207,854
UnitedHealth Group, Inc.                4,050         226,233
                                                   --------------
                                                      615,905

INFORMATION & SERVICES 3.3%
-----------------------------------------------------------------
Cendant Corp.                          31,600         548,260
Moody's Corp.                           6,690         478,067
                                                   --------------
                                                    1,026,327

INSTRUMENTS 4.2%
-----------------------------------------------------------------
Agilent Technologies, Inc. *            2,030          76,226
Becton Dickinson & Co.                  7,040         433,523
Honeywell International, Inc.          13,700         585,949
Thermo Electron Corp. *                 5,520         204,737
                                                   --------------
                                                    1,300,435

INSURANCE 7.3%
-----------------------------------------------------------------
ACE Ltd.                                6,100         317,261
Assurant, Inc.                          4,200         206,850
Loews Corp.                             5,000         506,000
MGIC Investment Corp.                   3,500         233,205
The Allstate Corp.                     12,400         646,164
Torchmark Corp.                            30           1,713
UnumProvident Corp.                    10,900         223,232
W.R. Berkley Corp.                      2,800         162,568
                                                   --------------
                                                    2,296,993

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   85

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND (A)

PORTFOLIO HOLDINGS continued

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
INTEGRATED OIL COMPANIES 4.6%
-----------------------------------------------------------------
ChevronTexaco Corp.                     4,030         233,619
Exxon Mobil Corp.                      10,100         614,686
Marathon Oil Corp.                      7,540         574,322
Occidental Petroleum Corp.                100           9,265
                                                   --------------
                                                    1,431,892

IT HARDWARE 5.1%
-----------------------------------------------------------------
Cisco Systems, Inc. *                     300           6,501
Freescale Semiconductor, Inc.,
  Class A *                            14,000         389,340
L-3 Communications Holdings, Inc.         300          25,737
Lam Research Corp. *                    5,097         219,171
Marvell Technology Group Ltd. *         5,484         296,684
Micron Technology, Inc. *              17,876         263,135
National Semiconductor Corp.           11,240         312,922
Qualcomm, Inc.                          1,469          74,346
                                                   --------------
                                                    1,587,836

LAND & WATER TRANSPORTATION 2.3%
-----------------------------------------------------------------
Burlington Northern Santa Fe
  Corp.                                 8,800         733,304

MAINFRAME & MINICOMPUTERS 1.2%
-----------------------------------------------------------------
Sun Microsystems, Inc. *               72,079         369,765

METAL PRODUCTS & MACHINERY 1.8%
-----------------------------------------------------------------
Rockwell Automation, Inc.               1,270          91,326
Tyco International Ltd.                 9,600         258,048
United Technologies Corp.               3,480         201,735
                                                   --------------
                                                      551,109
MISCELLANEOUS FINANCE 5.8%
-----------------------------------------------------------------
Chicago Mercantile Exchange
  Holdings, Inc.                        1,200         537,000
JPMorgan Chase & Co.                    7,830         326,041
Merrill Lynch & Co., Inc.               7,200         567,072
Morgan Stanley                          6,220         390,741
                                                   --------------
                                                    1,820,854
OIL & COAL RESOURCES 3.5%
-----------------------------------------------------------------
Anadarko Petroleum Corp.                6,300         636,363
Devon Energy Corp.                      2,600         159,042
Ultra Petroleum Corp. *                 4,800         299,088
                                                   --------------
                                                    1,094,493

OIL DISTRIBUTION 0.1%
-----------------------------------------------------------------
Valero Energy Corp.                       300          17,934

OIL DRILLING & SERVICES 0.9%
-----------------------------------------------------------------
ENSCO International, Inc.               5,270         271,142
Transocean, Inc. *                        100           8,030
                                                   --------------
                                                      279,172

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 1.4%
-----------------------------------------------------------------
Hewlett-Packard Co.                       300           9,870
Seagate Technology *                   16,300         429,179
                                                   --------------
                                                      439,049

PUBLISHING, BROADCASTING & CINEMA 0.0%
-----------------------------------------------------------------
News Corp., Class B                        60           1,054

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)

RESTAURANTS, HOTELS & THEATERS 1.5%
-----------------------------------------------------------------
Darden Restaurants, Inc.                5,700         233,871
McDonald's Corp.                        6,800         233,648
                                                   --------------
                                                      467,519

RETAIL 9.9%
-----------------------------------------------------------------
Chico's FAS, Inc. *                       380          15,443
CVS Corp.                              21,900         654,153
Home Depot, Inc.                       16,400         693,720
J.C. Penney Co., Inc.                   6,900         416,829
Lowe's Cos., Inc.                       7,700         496,188
Nordstrom, Inc.                         8,000         313,440
Staples, Inc.                          19,750         504,020
                                                   --------------
                                                    3,093,793

SOFTWARE 2.3%
-----------------------------------------------------------------
Cognizant Technology Solutions
  Corp., Class A *                      4,890         290,906
Computer Sciences Corp. *               6,100         338,855
Fidelity National Financial, Inc.       2,140          76,034
                                                   --------------
                                                      705,795

TEXTILES & APPAREL 1.7%
-----------------------------------------------------------------
Coach, Inc. *                          15,600         539,448

WHOLESALE 2.2%
-----------------------------------------------------------------
Express Scripts, Inc. *                 4,200         369,180
Omnicare, Inc.                          1,950         107,231
W.W. Grainger, Inc.                     2,900         218,515
                                                   --------------
                                                      694,926
                                                   --------------
TOTAL COMMON STOCK(COST $25,920,519)               29,476,962
                                                   --------------

                                    FACE AMOUNT
                                        ($)
SHORT-TERM INVESTMENT 2.4% OF NET ASSETS

REPURCHASE AGREEMENT 2.4%
-----------------------------------------------------------------
Custodial Trust Company dated
  3/31/06, due 4/3/06 at 4.5%
  with a maturity value of
  $755,614 (fully collateralized
  by U.S. Treasury Bill with a
  value of $776,654)                  755,331         755,331
                                                   --------------
TOTAL SHORT-TERM INVESTMENT
  (COST $755,331)                                     755,331
-----------------------------------------------------------------
END OF INVESTMENTS.

At March 31, 2006 the tax basis cost of the fund's investments was $26,848,518, and the unrealized appreciation and depreciation were $3,599,094 and ($215,319), respectively, with a net unrealized appreciation of $3,383,775.

*  Non-income producing security.

(a) All long positions are pledged as collateral for securities sold short (See page 85 and 86).

                         See the accompanying notes to the financial statements. 86 Laudus Trust Annual Report

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND

SHORT POSITIONS as of March 31, 2006

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
SHORT SALES 94.0% OF NET ASSETS

AGRICULTURE, FOOD & BEVERAGE 3.4%
-----------------------------------------------------------------
Bunge Ltd.                              4,200         233,982
Coca-Cola Enterprises, Inc.             4,500          91,530
Sara Lee Corp.                          9,800         175,224
The Coca-Cola Co.                       2,100          87,927
The Hershey Co.                         3,023         157,891
Wm. Wrigley Jr. Co.                     5,100         326,400
                                                   --------------
                                                    1,072,954

AUTOS 0.1%
-----------------------------------------------------------------
General Motors Corp.                    1,300          27,651

BANKS & CREDIT INSTITUTIONS 8.3%
-----------------------------------------------------------------
American Express Co.                    8,400         441,420
Commerce Bancorp, Inc.                  6,000         219,900
E*TRADE Financial Corp. *              11,400         307,572
Fifth Third Bancorp                    12,900         507,744
Ford Motor Co.                         41,500         330,340
Freddie Mac                             8,900         542,900
New York Community Bancorp, Inc.        2,900          50,808
Popular, Inc.                           9,500         197,220
                                                   --------------
                                                    2,597,904

BASIC MINERALS & METALS 2.4%
-----------------------------------------------------------------
Alcoa, Inc.                            19,300         589,808
United States Steel Corp.               2,663         161,591
                                                   --------------
                                                      751,399
BEER, LIQUOR, & TOBACCO 1.1%
-----------------------------------------------------------------
Anheuser-Busch Cos., Inc.               7,960         340,449

COMMUNICATIONS UTILITIES 1.8%
-----------------------------------------------------------------
Qwest Communications International,
  Inc. *                               51,800         352,240
VeriSign, Inc. *                        3,500          83,965
Yahoo! Inc. *                           4,000         129,040
                                                   --------------
                                                      565,245
CONSUMER DURABLES 0.6%
-----------------------------------------------------------------
Harman International Industries,
  Inc.                                  1,600         177,808
DRUGS & PHARMACEUTICALS 2.8%
-----------------------------------------------------------------
Chiron Corp. *                             25           1,145
Eli Lilly & Co.                         7,700         425,810
Forest Laboratories, Inc. *            10,000         446,300
                                                   --------------
                                                      873,255
ELECTRIC UTILITIES 4.8%
-----------------------------------------------------------------
Dominion Resources, Inc.                7,900         545,337
Exelon Corp.                           11,400         603,060
The AES Corp. *                        20,400         348,024
The Southern Co.                          607          19,891
                                                   --------------
                                                    1,516,312

FURNITURE & HOUSEHOLD ITEMS 1.9%
-----------------------------------------------------------------
International Game Technology          10,500         369,810
Newell Rubbermaid, Inc.                 9,280         233,763
                                                   --------------
                                                      603,573

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)

GAS & OTHER PUBLIC UTILITIES 2.6%
-----------------------------------------------------------------
El Paso Corp.                          28,600         344,630
Waste Management, Inc.                 13,200         465,960
                                                   --------------
                                                      810,590

HEALTH CARE & HOSPITAL 2.0%
-----------------------------------------------------------------
HCA, Inc.                               6,100         279,319
Quest Diagnostics                       3,900         200,070
Tenet Healthcare Corp. *               17,700         130,626
                                                   --------------
                                                      610,015

INFORMATION & SERVICES 0.8%
-----------------------------------------------------------------
Apollo Group, Inc., Class A *           4,900         257,299

INSTRUMENTS 3.9%
-----------------------------------------------------------------
Biomet, Inc.                            8,900         316,128
Medtronic, Inc.                         4,000         203,000
St. Jude Medical, Inc. *                4,300         176,300
Zimmer Holdings, Inc. *                 7,600         513,760
                                                   --------------
                                                    1,209,188

INSURANCE 3.7%
-----------------------------------------------------------------
The Progressive Corp.                   5,700         594,282
White Mountains Insurance Group
  Ltd.                                    200         118,900
Willis Group Holdings Ltd.              5,200         178,152
XL Capital Ltd., Class A                4,210         269,903
                                                   --------------
                                                    1,161,237

IT HARDWARE 9.6%
-----------------------------------------------------------------
Altera Corp. *                         12,800         264,192
Analog Devices, Inc.                   10,100         386,729
Applied Materials, Inc.                20,090         351,776
Crown Castle International Corp. *      6,800         192,780
Intel Corp.                            34,400         665,640
KLA-Tencor Corp.                        6,600         319,176
Linear Technology Corp.                12,400         434,992
Maxim Integrated Products, Inc.         1,100          40,865
Microchip Technology, Inc.              8,977         325,865
Xilinx, Inc.                            1,200          30,552
                                                   --------------
                                                    3,012,567

LAND & WATER TRANSPORTATION 2.6%
-----------------------------------------------------------------
Royal Caribbean Cruises Ltd.            4,400         184,888
United Parcel Service, Inc., Class
  B                                     7,900         627,102
                                                   --------------
                                                      811,990

METAL PRODUCTS & MACHINERY 3.7%
-----------------------------------------------------------------
General Electric Co.                   25,300         879,934
ITT Industries, Inc.                    5,140         288,971
                                                   --------------
                                                    1,168,905

MISCELLANEOUS FINANCE 1.5%
-----------------------------------------------------------------
The Bear Stearns Co., Inc.              3,300         457,710

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   87

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 2.6%
-----------------------------------------------------------------
Eastman Kodak Co.                       8,360         237,759
EMC Corp. *                               890          12,131
NCR Corp. *                             2,870         119,937
Network Appliance, Inc. *              12,200         439,566
                                                   --------------
                                                      809,393

PUBLISHING, BROADCASTING & CINEMA 3.1%
-----------------------------------------------------------------
Sirius Satellite Radio, Inc. *         43,900         223,012
The McGraw-Hill Cos., Inc.             10,420         600,400
XM Satellite Radio Holdings, Inc.,
  Class A *                             6,800         151,436
                                                   --------------
                                                      974,848

REAL ESTATE INVESTMENT TRUSTS 4.6%
-----------------------------------------------------------------
AvalonBay Communities, Inc.             2,700         294,570
Boston Properties, Inc.                 3,900         363,675
Equity Residential                        810          37,900
Kimco Realty Corp.                      6,700         272,288
Plum Creek Timber Co., Inc.             6,800         251,124
ProLogis                                4,000         214,000
Simon Property Group, Inc.                 68           5,722
                                                   --------------
                                                    1,439,279

RESTAURANTS, HOTELS & THEATERS 2.2%
-----------------------------------------------------------------
Starbucks Corp. *                      18,000         677,520

RETAIL 9.2%
-----------------------------------------------------------------
Amazon.com, Inc. *                     10,300         376,053
Bed, Bath & Beyond, Inc. *                401          15,399
Costco Wholesale Corp.                  8,200         444,112
eBay, Inc. *                           17,550         685,503
Kohl's Corp. *                          3,300         174,933
The TJX Cos., Inc.                        100           2,482

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
Tiffany & Co.                           5,400         202,716
Wal-Mart Stores, Inc.                  13,700         647,188
Whole Foods Market, Inc.                4,860         322,898
                                                   --------------
                                                    2,871,284

SOAPS & COSMETICS 5.5%
-----------------------------------------------------------------
Avon Products, Inc.                     7,880         245,620
Clorox Co.                              4,800         287,280
Procter & Gamble Co.                   20,800       1,198,496
                                                   --------------
                                                    1,731,396

SOFTWARE 6.7%
-----------------------------------------------------------------
Automatic Data Processing, Inc.           100           4,568
Electronic Arts, Inc. *                 8,500         465,120
Microsoft Corp.                        39,100       1,063,911
Oracle Corp. *                         20,178         276,237
Symantec Corp. *                       16,100         270,963
                                                   --------------
                                                    2,080,799

TEXTILES & APPAREL 0.8%
-----------------------------------------------------------------
Cintas Corp.                            5,800         247,196

WHOLESALE 1.7%
-----------------------------------------------------------------
Cardinal Health, Inc.                   1,800         134,136
Patterson Cos., Inc. *                  3,200         112,640
Sysco Corp.                             8,700         278,835
                                                   --------------
                                                      525,611
TOTAL SHORT SALES
  (PROCEEDS $28,795,865) - 94.0%                   29,383,377
-----------------------------------------------------------------
END OF SHORT SALE POSITIONS.

*  Non-income producing security.

                         See the accompanying notes to the financial statements. 88 Laudus Trust Annual Report

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND (A)

PORTFOLIO HOLDINGS as of March 31, 2006

                                           COST           VALUE
HOLDINGS BY CATEGORY                        ($)            ($)
------------------------------------------------------------------
 92.4%     COMMON STOCK                  30,403,444     36,147,611
 10.7%     SHORT-TERM INVESTMENT          4,026,296      4,026,296
------------------------------------------------------------------
103.1%     TOTAL INVESTMENTS             34,429,740     40,173,907
(91.5)%    SHORT SALES                  (32,940,668)   (35,814,949)
 64.2%     DEPOSITS WITH BROKER AND
           CUSTODIAN BANK FOR
           SECURITIES SOLD SHORT         25,314,908     25,314,908
 24.2%     OTHER ASSETS AND
           LIABILITIES                                   9,464,569
------------------------------------------------------------------
100.0%     NET ASSETS                                   39,138,435

                                      NUMBER OF
SECURITY                               SHARES
COMMON STOCK 92.4% OF NET ASSETS

AUSTRIA 0.3%
-------------------------------------------------------------------
COMMUNICATIONS UTILITIES 0.2%
Telekom Austria AG                         4,000         94,164

REAL ESTATE DEVELOPMENT 0.1%
Immofinanz Immobilien Anlagen AG *         3,600         37,350
                                                    ---------------
                                                        131,514

BELGIUM 0.6%
-------------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.3%
Fortis                                     3,500        124,570

RETAIL 0.2%
Delhaize Group                             1,200         85,951

WHOLESALE 0.1%
AgfaGevaert NV                             2,450         46,664
                                                    ---------------
                                                        257,185

DENMARK 0.6%
-------------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.1%
Sydbank A/S                                1,200         37,606

BEER, LIQUOR, & TOBACCO 0.2%
Carlsberg A/S                                900         58,714
CONSTRUCTION MATERIALS 0.1%
FLSmidth & Co. A/S, Class B                1,200         48,184

LAND & WATER TRANSPORTATION 0.2%
AP Moller-Maersk A/S                          10         85,764
                                                    ---------------
                                                        230,268

FINLAND 0.1%
-------------------------------------------------------------------
BASIC MINERALS & METALS 0.1%
Outokumpu Oyj                              2,400         48,474
FRANCE 3.8%
-------------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.3%
Natexis Banques Populaires                   400        107,843
CHEMICALS & RUBBER 0.2%
Compagnie Generale des
  Etablissements Michelin, Class B         1,400         87,765

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)

CONSTRUCTION & HOMEBUILDING 0.5%
Bouygues SA                                1,800         95,345
Eiffage SA                                   600         98,351
                                                    ---------------
                                                        193,696

CONSTRUCTION MATERIALS 0.2%
Compagnie de Saint-Gobain                    900         62,716

FINANCIAL INVESTMENTS 0.1%
Sequana Capital                              600         18,561
Societe Fonciere Financiere et de
  Participations (FFP) *                      81         19,226
                                                    ---------------
                                                         37,787

GAS & OTHER PUBLIC UTILITIES 0.1%
Suez SA                                      800         31,440

HEALTH CARE & HOSPITAL 0.1%
bioMerieux *                                 900         50,561

INFORMATION & SERVICES 0.1%
Compagnie Generale de Geophysique
  SA *                                       300         43,587

INSURANCE 0.1%
CNP Assurances                               200         20,174

IT HARDWARE 0.4%
Alcatel SA, Class A *                      3,000         46,124
Safran SA *                                2,400         60,746
Thomson                                    2,800         55,212
                                                    ---------------
                                                        162,082

METAL PRODUCTS & MACHINERY 0.4%
Schneider Electric SA                      1,100        118,449
Valeo SA                                   1,200         50,059
                                                    ---------------
                                                        168,508

OIL DRILLING & SERVICES 0.2%
Technip SA                                 1,000         67,813

PUBLISHING, BROADCASTING & CINEMA 0.1%
Havas SA                                   9,000         43,166

RESTAURANTS, HOTELS & THEATERS 0.3%
Elior (b)                                  3,000         48,029
Sodexho Alliance SA                        1,600         75,888
                                                    ---------------
                                                        123,917

RETAIL 0.0%
Rallye SA *                                  449         19,139

SOAPS & COSMETICS 0.2%
Christian Dior SA *                        1,000         99,619

SOFTWARE 0.4%
Atos Origin SA *                             800         59,179
Cap Gemini SA                              1,500         81,518
                                                    ---------------
                                                        140,697

WHOLESALE 0.1%
Casino Guichard-Perrachon SA                 600         41,858
                                                    ---------------
                                                      1,502,368

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   89

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND (A)

PORTFOLIO HOLDINGS continued

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
GERMANY 2.7%
-------------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.1%
Bankgesellschaft Berlin AG *               6,544         38,938

BASIC MINERALS & METALS 0.3%
ThyssenKrupp AG                            3,500        101,079

CELLULAR & WIRELESS 0.1%
Mobilcom AG                                1,200         29,004

CHEMICALS & RUBBER 0.3%
Bayer AG                                   3,300        132,082

CONSTRUCTION & HOMEBUILDING 0.1%
GEA Group AG                               3,000         50,340

DRUGS & PHARMACEUTICALS 0.1%
Merck KGaA                                   600         57,027

ELECTRIC UTILITIES 0.5%
EnBW Energie Baden-Wuerttemberg AG         1,200         75,600
RWE AG                                     1,400        121,552
                                                    ---------------
                                                        197,152

GOVERNMENT AIRCRAFT & DEFENSE 0.1%
Rheinmetall AG                               600         46,382

HEALTH CARE & HOSPITAL 0.2%
Fresenius Medical Care AG                    700         83,528

INSTRUMENTS 0.2%
Fresenius AG                                 360         61,463

INSURANCE 0.1%
DBV-Winterthur Holding AG                    900         46,585
IT HARDWARE 0.2%
Infineon Technologies AG *                 7,000         72,075

METAL PRODUCTS & MACHINERY 0.2%
Salzgitter AG *                              800         58,845

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.1%
Heidelberger Druckmaschinen AG             1,200         52,976

RETAIL 0.1%
KarstadtQuelle AG *                        1,200         28,183
                                                    ---------------
                                                      1,055,659

IRELAND 0.5%
-------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.2%
Kerry Group plc                            2,700         64,918

CONSTRUCTION MATERIALS 0.2%
CRH plc                                    2,800         97,806

WHOLESALE 0.1%
DCC plc                                    2,000         46,554
                                                    ---------------
                                                        209,278

ITALY 2.5%
-------------------------------------------------------------------
AUTOS 0.1%
IFIL -- Finanziaria di
  Partecipazioni S.p.A.                    9,000         52,520

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)

BANKS & CREDIT INSTITUTIONS 0.9%
Banca Intesa S.p.A.                       21,000        125,158
Banca Popolare Italiana                    6,000         63,486
Bipielle Investimenit S.p.A.               4,000         38,867
SanPaolo IMI S.p.A.                        7,000        125,114
                                                    ---------------
                                                        352,625

COMMUNICATIONS UTILITIES 0.3%
Telecom Italia S.p.A.                     42,000        122,314

CONSTRUCTION MATERIALS 0.2%
Italcementi S.p.A.                         2,800         67,027

ELECTRIC UTILITIES 0.1%
ASM Brescia S.p.A.                        15,000         50,755

INSURANCE 0.1%
Fondiaria-Sai S.p.A.                       1,191         47,496

LAND & WATER TRANSPORTATION 0.2%
Autostrada Torino-Milano S.p.A.            1,600         32,814
Societa Iniziative Autostradali e
  Servizi S.p.A. (SIAS)                    3,000         37,453
                                                    ---------------
                                                         70,267

OIL DISTRIBUTION 0.2%
ERG S.p.A.                                 2,400         62,717

PUBLISHING, BROADCASTING & CINEMA 0.3%
C.I.R. S.p.A. -- Compagnie
  Industriali Riunite                     18,000         54,190
Seat Pagine Gialle S.p.A. *              111,000         52,930
                                                    ---------------
                                                        107,120

REAL ESTATE DEVELOPMENT 0.1%
Risanamento S.p.A.                         4,000         28,895
                                                    ---------------
                                                        961,736

JAPAN 23.3%
-------------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 2.7%
Acom Co., Ltd.                             1,300         76,321
Chugoku Bank Ltd.                          5,000         76,432
Daishi Bank Ltd.                          10,000         48,652
Hyakugo Bank Ltd.                          7,000         47,036
Mitsubishi Tokyo Financial Group,
  Inc.                                        11        167,284
Mizuho Financial Group, Inc.                  13        106,332
San-in Godo Bank Ltd.                      4,000         41,443
Shiga Bank Ltd.                            6,000         45,294
Sumitomo Mitsui Financial Group,
  Inc.                                        15        165,574
The 77 Bank Ltd.                           8,000         61,609
The Hokkoku Bank Ltd.                     10,000         47,437
The Sumitomo Trust & Banking Co.,
  Ltd.                                    16,000        185,108
                                                    ---------------
                                                      1,068,522

BASIC MINERALS & METALS 2.1%
Hitachi Cable Ltd.                         6,000         34,077
JFE Holdings, Inc.                         5,200        210,295
Kobe Steel Ltd.                           43,000        163,519
Mitsubishi Materials Corp.                20,000        107,096
Nippon Steel Corp.                        45,000        174,555

                         See the accompanying notes to the financial statements. 90 Laudus Trust Annual Report

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND (A)

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
Nisshin Steel Co., Ltd.                   20,000         69,467
Sumitomo Electric Industries Ltd.          2,800         44,354
                                                    ---------------
                                                        803,363
BEER, LIQUOR, & TOBACCO 0.6%
Asahi Breweries Ltd.                       6,400         90,756
Japan Tobacco, Inc.                           45        158,359
                                                    ---------------
                                                        249,115

CHEMICALS & RUBBER 1.3%
Asahi Kasei Corp.                         17,000        121,125
Mitsubishi Chemical Corp.                 24,000        148,093
Mitsui Chemicals, Inc.                    11,000         80,877
Nippon Shokubai Co., Ltd.                  6,000         71,314
Showa Denko K.K.                          21,000         93,290
                                                    ---------------
                                                        514,699

COMMUNICATIONS UTILITIES 0.3%
Nippon Telegraph & Telephone Corp.
  (NTT)                                       31        132,627

CONSTRUCTION & HOMEBUILDING 0.6%
Daiwa House Industry Co., Ltd. *           9,000        155,951
Kandenko Co., Ltd.                         4,000         29,967
Kinden Corp.                               6,000         54,396
                                                    ---------------
                                                        240,314
CONSTRUCTION MATERIALS 1.8%
Asahi Glass Co., Ltd.                     13,000        194,063
Central Glass Co., Ltd.                    6,000         34,726
JS Group Corp.                             5,000        107,568
Nippon Electric Glass Co., Ltd             4,000         99,109
Nippon Sheet Glass Co., Ltd.              12,000         66,880
Taiheiyo Cement Corp.                     20,000         96,487
Toto Ltd.                                 10,000         92,879
                                                    ---------------
                                                        691,712
CONSUMER DURABLES 0.5%
Matsushita Electric Industrial
  Co., Ltd.                                9,000        198,857

DRUGS & PHARMACEUTICALS 0.4%
Ono Pharmaceutical Co., Ltd.               2,200        103,487
Taisho Pharmaceutical Co., Ltd.            2,000         40,366
                                                    ---------------
                                                        143,853

ELECTRIC UTILITIES 0.2%
Kyushu Electric Power Co., Inc.            1,100         24,827
The Chugoku Electric Power Co.,
  Inc.                                       500         10,405
The Tokyo Electric Power Co., Inc.         1,200         29,928
                                                    ---------------
                                                         65,160

FURNITURE & HOUSEHOLD ITEMS 0.3%
Matsushita Electric Works, Ltd.            6,000         72,099
Sekisui Chemical Co., Ltd.                 7,000         59,231
                                                    ---------------
                                                        131,330

INFORMATION & SERVICES 0.2%
AUTOBACS SEVEN Co., Ltd.                   1,300         64,848

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)

INSURANCE 0.7%
Millea Holdings, Inc.                          7        138,106
Mitsui Sumitomo Insurance Co.,
  Ltd.                                    11,000        149,450
                                                    ---------------
                                                        287,556

IT HARDWARE 2.8%
Alps Electric Co., Ltd.                    4,400         70,805
Citizen Watch Co., Ltd.                    8,100         76,409
Dainippon Screen Mfg. Co., Ltd.            7,000         74,223
Kyocera Corp.                              1,100         96,961
Minebea Co., Ltd.                         10,000         68,968
Oki Electric Industry Co., Ltd.           16,000         50,843
Omron Corp.                                4,000        114,610
Sanyo Electric Co., Ltd. *                33,000         90,619
Seiko Epson Corp.                          4,400        121,169
TDK Corp.                                  2,000        150,129
Toshiba Corp.                             23,000        133,660
Toshiba Tec Corp.                          5,000         26,229
                                                    ---------------
                                                      1,074,625

LAND & WATER TRANSPORTATION 1.0%
Nagoya Railroad Co., Ltd.                 23,000         86,482
Nippon Yusen Kabushiki Kaisha             19,000        116,079
Seino Transportation Co., Ltd.             6,000         62,496
West Japan Railway Co.                        33        139,256
                                                    ---------------
                                                        404,313

METAL PRODUCTS & MACHINERY 1.9%
Amada Co., Ltd.                            4,000         43,748
Fuji Electric Holdings Co., Ltd.          16,000         87,207
Heiwa Corp.                                1,400         21,564
Hitachi Ltd.                              23,000        162,811
Komatsu Ltd.                              10,000        190,726
Mitsubishi Heavy Industries Ltd.          38,000        180,562
Toyo Seikan Kaisha Ltd.                    3,600         65,277
                                                    ---------------
                                                        751,895

MISCELLANEOUS FINANCE 0.6%
Daiwa Securities Group, Inc.              14,000        187,862
SMBC Friend Securities Co., Ltd.           5,000         44,159
                                                    ---------------
                                                        232,021

OIL & COAL RESOURCES 0.4%
INPEX Corp.                                   12        101,648
Japan Petroleum Exploration Co.,
  Ltd.                                       900         56,261
                                                    ---------------
                                                        157,909

OIL DISTRIBUTION 1.0%
Cosmo Oil Co., Ltd.                       14,000         73,350
Nippon Mining Holdings, Inc.              11,500         96,994
Nippon Oil Corp.                          20,000        156,693
Showa Shell Sekiyu K.K.                    4,600         52,184
                                                    ---------------
                                                        379,221

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 1.4%
Brother Industries, Ltd.                   8,000         87,768
Canon, Inc.                                2,800        184,785
Fuji Photo Film Co., Ltd.                  5,500        183,119
Konica Minolta Holdings, Inc. *            8,500        108,387
                                                    ---------------
                                                        564,059

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   91

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND (A)

PORTFOLIO HOLDINGS continued

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
REAL ESTATE DEVELOPMENT 0.3%
Daito Trust Construction Co., Ltd.         2,300        120,007

RETAIL 0.8%
Aoyama Trading Co., Ltd.                   1,500         49,744
Seven & I Holdings Co., Ltd.               2,080         82,402
The Daiei, Inc. *                          3,000         96,524
Uny Co., Ltd.                              4,000         64,034
                                                    ---------------
                                                        292,704

SOFTWARE 0.5%
Fujitsu Ltd.                              22,000        184,870

TEXTILES & APPAREL 0.0%
Tokyo Style Co., Ltd.                      1,000         11,904

TRADING COMPANY 0.5%
Itochu Corp.                              22,000        189,301

WHOLESALE 0.4%
Canon Sales Co., Inc.                      3,000         64,622
Sumitomo Forestry Co., Ltd.                3,000         30,479
SUZUKEN CO., Ltd.                          1,700         53,245
                                                    ---------------
                                                        148,346
                                                    ---------------
                                                      9,103,131

NETHERLANDS 1.1%
-------------------------------------------------------------------
FURNITURE & HOUSEHOLD ITEMS 0.1%
Hunter Douglas N.V.                          600         39,797

IT HARDWARE 0.3%
STMicroelectronics N.V.                    6,000        110,431
LAND & WATER TRANSPORTATION 0.2%
TNT N.V.                                   2,500         86,402
METAL PRODUCTS & MACHINERY 0.1%
Stork N.V. *                                 600         33,511

PUBLISHING, BROADCASTING & CINEMA 0.1%
VNU N.V. *                                 1,200         38,890

WHOLESALE 0.3%
Buhrmann N.V.                              3,000         52,966
Hagemeyer N.V. *                          12,000         60,438
                                                    ---------------
                                                        113,404
                                                    ---------------
                                                        422,435

NORWAY 0.5%
-------------------------------------------------------------------
OIL & COAL RESOURCES 0.3%
Norsk Hydro ASA                              900        124,504

OIL DRILLING & SERVICES 0.2%
Fred Olsen Energy ASA *                    1,400         57,046
                                                    ---------------
                                                        181,550
SPAIN 2.1%
-------------------------------------------------------------------
AIRLINES 0.0%
Iberia Lineas Aereas de Espana
  S.A.                                     6,000         16,537

BANKS & CREDIT INSTITUTIONS 0.1%
Banco de Andalucia                           400         48,922

BEER, LIQUOR, & TOBACCO 0.2%
Altadis S.A.                               1,600         71,649

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)

CONSTRUCTION & HOMEBUILDING 0.5%
Acciona S.A.                                 600         93,336
Fomento de Construcciones y
  Contratas S.A.                           1,200         88,701
                                                    ---------------
                                                        182,037

INFORMATION & SERVICES 0.1%
Prosegur, Compania de Seguridad
  S.A., Reg'd.                             1,200         30,283

INTEGRATED OIL COMPANIES 0.2%
Repsol YPF, S.A.                           2,500         71,001

LAND & WATER TRANSPORTATION 0.2%
Red Electrica de Espana                    2,000         64,442

OIL DISTRIBUTION 0.2%
Compania Espanola de Petroleos,
  S.A. (CEPSA)                             1,500         80,253

REAL ESTATE DEVELOPMENT 0.2%
Corporacion Financiera Alba S.A.             800         40,442
Inmobiliaria Urbis S.A.                    2,400         56,260
                                                    ---------------
                                                         96,702

RESTAURANTS, HOTELS & THEATERS 0.3%
NH Hoteles, S.A. *                         3,000         51,592
Sol Melia, S.A.                            3,000         46,523
                                                    ---------------
                                                         98,115

WHOLESALE 0.1%
Compania de Distribucion Integral
  Logista S.A.                               900         50,727
                                                    ---------------
                                                        810,668

SWEDEN 1.2%
-------------------------------------------------------------------
AIRLINES 0.1%
SAS AB *                                   4,000         55,913

BASIC MINERALS & METALS 0.2%
Boliden AB *                               4,000         61,361

CELLULAR & WIRELESS 0.5%
Tele2 AB, Class B                          6,000         70,795
TeliaSonera AB *                          20,000        119,755
                                                    ---------------
                                                        190,550

FINANCIAL INVESTMENTS 0.2%
Ratos AB, Class B *                        2,000         65,820

GOVERNMENT AIRCRAFT & DEFENSE 0.0%
Saab AB                                      604         15,206

OIL & COAL RESOURCES 0.2%
Vostok Nafta Investment Ltd., SDR
  *                                        1,200         70,844
                                                    ---------------
                                                        459,694

SWITZERLAND 1.6%
-------------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.1%
St. Galler Kantonalbank                      100         37,893

BIOTECHNOLOGY 0.2%
Serono SA, Class B                           120         83,502

                         See the accompanying notes to the financial statements. 92 Laudus Trust Annual Report

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND (A)

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
CHEMICALS & RUBBER 0.3%
Ciba Specialty Chemicals AG                  900         53,691
Clariant AG *                              3,000         46,319
                                                    ---------------
                                                        100,010

CONSTRUCTION MATERIALS 0.1%
Holcim Ltd.                                  386         30,737
INSURANCE 0.5%
Baloise Holding AG, Class R                  900         64,074
Swiss Life Holding *                         400         83,623
Swiss Re                                     833         58,051
                                                    ---------------
                                                        205,748
METAL PRODUCTS & MACHINERY 0.3%
SIG Holding AG *                             160         34,043
Unaxis Holding AG *                          300         85,601
                                                    ---------------
                                                        119,644

REAL ESTATE DEVELOPMENT 0.1%
PSP Swiss Property AG *                      800         39,837
                                                    ---------------
                                                        617,371
UNITED KINGDOM 5.9%
-------------------------------------------------------------------
AIRLINES 0.2%
British Airways plc *                      8,000         49,030
easyJet plc *                              6,000         36,505
                                                    ---------------
                                                         85,535

BEER, LIQUOR, & TOBACCO 0.3%
Gallaher Group plc                         4,200         61,185
Scottish & Newcastle plc                   8,000         72,111
                                                    ---------------
                                                        133,296

CELLULAR & WIRELESS 0.1%
The Carphone Warehouse plc                10,000         53,620

COMMUNICATIONS UTILITIES 0.1%
COLT Telecom Group plc *                  27,000         34,158

CONSTRUCTION & HOMEBUILDING 0.3%
George Wimpey plc                          5,400         52,348
Taylor Woodrow plc                         7,000         49,016
Wilson Bowden plc                            565         15,591
                                                    ---------------
                                                        116,955
DRUGS & PHARMACEUTICALS 0.2%
Shire Pharmaceuticals plc                  4,800         73,689

ELECTRIC UTILITIES 0.3%
Scottish Power plc *                      10,000        100,883

FINANCIAL INVESTMENTS 0.1%
F&C Asset Management plc                   9,000         35,956

FOREST PRODUCTS & PAPER 0.3%
Anglo American plc *                       3,000        116,205

GOVERNMENT AIRCRAFT & DEFENSE 0.3%
BAE Systems plc                           17,000        123,937

INFORMATION & SERVICES 0.2%
First Choice Holidays plc                  8,000         29,860
Group 4 Securicor plc                     15,000         49,165
                                                    ---------------
                                                         79,025

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)

INSURANCE 0.8%
Aviva plc                                  9,100        126,116
Friends Provident plc                     15,000         54,184
Henderson Group plc *                     21,000         31,191
Old Mutual plc                            25,000         87,117
Royal & Sun Alliance Insurance
  Group plc                                8,000         19,159
                                                    ---------------
                                                        317,767

LAND & WATER TRANSPORTATION 0.3%
Arriva plc                                 2,700         28,774
FirstGroup plc                             6,000         44,107
Stagecoach Group plc                      15,000         29,898
                                                    ---------------
                                                        102,779

MISCELLANEOUS FINANCE 1.2%
Amvescap plc                               8,000         74,592
Collins Stewart Tullett plc                3,200         40,298
Investec plc                               1,200         61,195
Legal & General Group plc                 40,000         98,307
Panmure Gordon & Co., plc *               12,000         46,983
Prudential plc                            12,600        145,733
                                                    ---------------
                                                        467,108

OIL & COAL RESOURCES 0.3%
Xstrata plc                                3,000         97,131

OIL DRILLING & SERVICES 0.2%
AMEC plc                                   5,000         34,959
Burren Energy plc                          1,800         29,805
                                                    ---------------
                                                         64,764

REAL ESTATE DEVELOPMENT 0.2%
Land Securities Group plc                  2,700         90,339

RESTAURANTS, HOTELS & THEATERS 0.3%
Compass Group plc                         18,000         71,221
Greene King plc                            1,400         18,174
Whitbread plc                              1,529         31,441
                                                    ---------------
                                                        120,836

RETAIL 0.2%
J Sainsburys plc                          14,000         80,664
                                                    ---------------
                                                      2,294,647

UNITED STATES 45.6%
-------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.7%
General Mills, Inc.                        2,600        131,768
Hansen Natural Corp. *                       300         37,815
Kraft Foods, Inc., Class A                 2,600         78,806
Medifast, Inc. *                             400          3,692
PepsiCo, Inc.                                100          5,779
                                                    ---------------
                                                        257,860

AIRLINES 0.5%
Air Methods Corp. *                          300          8,862
AirTran Holdings, Inc. *                   1,700         30,787
AMR Corp. *                                2,300         62,215
Continental Airlines, Inc., Class
  B *                                      1,500         40,350
FedEx Corp.                                  300         33,882
Midwest Air Group, Inc. *                    500          3,300
                                                    ---------------
                                                        179,396

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   93

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND (A)

PORTFOLIO HOLDINGS continued

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
AUTOS 0.4%
Miller Industries, Inc. *                    300          7,650
Oshkosh Truck Corp.                          400         24,896
Paccar, Inc.                               1,500        105,720
                                                    ---------------
                                                        138,266

BANKS & CREDIT INSTITUTIONS 2.4%
Bank of America Corp.                      8,700        396,198
Comerica, Inc.                             1,800        104,346
Countrywide Financial Corp.                4,572        167,792
Hudson City Bancorp, Inc.                  5,700         75,753
KeyCorp                                    3,700        136,160
Wachovia Corp.                               410         22,981
Wright Express Corp. *                     1,000         28,050
                                                    ---------------
                                                        931,280

BASIC MINERALS & METALS 0.6%
Aleris International, Inc. *                 700         33,649
Encore Wire Corp. *                          310         10,503
Freeport-McMoran Copper & Gold,
  Inc., Class B                              100          5,977
Nucor Corp.                                  870         91,167
Precision Castparts Corp.                  1,000         59,400
Walter Industries, Inc.                      700         46,634
                                                    ---------------
                                                        247,330

BEER, LIQUOR, & TOBACCO 0.5%
Altria Group, Inc.                         1,600        113,376
Brown-Forman Corp., Class B                1,200         92,364
                                                    ---------------
                                                        205,740

BIOTECHNOLOGY 1.2%
Amgen, Inc. *                                700         50,925
Digene Corp. *                               600         23,460
Genentech, Inc. *                          1,600        135,216
Gilead Sciences, Inc. *                    2,800        174,216
MedImmune, Inc. *                          2,400         87,792
                                                    ---------------
                                                        471,609

CELLULAR & WIRELESS 0.4%
NII Holdings, Inc. *                       2,900        171,013

CHEMICALS & RUBBER 0.4%
Monsanto Co.                               2,000        169,500
COMMUNICATIONS UTILITIES 0.8%
AT&T Corp.                                 1,400         37,856
CNET Networks, Inc. *                      2,700         38,367
Google, Inc., Class A *                      480        187,200
Knology, Inc. *                              700          4,781
Openwave Systems, Inc. *                   1,600         34,528
The Knot, Inc. *                             490          8,869
                                                    ---------------
                                                        311,601

CONSTRUCTION & HOMEBUILDING 0.3%
Brookfield Homes Corp.                       615         31,894
Lennar Corp., Class A                      1,390         83,928
Perini Corp. *                               100          3,037
                                                    ---------------
                                                        118,859

CONSTRUCTION MATERIALS 0.1%
Eagle Materials, Inc.                        900         57,384

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)

CONSUMER DURABLES 0.2%
Whirlpool Corp.                              700         64,029

DRUGS & PHARMACEUTICALS 1.5%
Allergan, Inc.                               550         59,675
Biogen Idec, Inc. *                        2,900        136,590
Bristol-Myers Squibb Co.                   7,534        185,412
Celgene Corp. *                            1,800         79,596
Cephalon, Inc. *                             900         54,225
Cubist Pharmaceuticals, Inc. *             1,300         29,861
Genzyme Corp. *                               --             --
Matrixx Initiatives, Inc. *                  300          6,990
Panacos Pharmaceuticals, Inc. *            1,100          8,316
United Therapeutics Corp. *                  196         12,991
ViroPharma, Inc. *                         1,600         20,320
                                                    ---------------
                                                        593,976

ELECTRIC UTILITIES 1.6%
Ameren Corp.                                 310         15,444
Consolidated Edison, Inc.                  2,500        108,750
DTE Energy Co.                             1,900         76,171
Edison International                         100          4,118
Foster Wheeler, Ltd. *                       400         18,924
FPL Group, Inc.                            1,300         52,182
PG&E Corp.                                 3,390        131,871
Sempra Energy                              2,600        120,796
TXU Corp.                                  2,480        111,005
                                                    ---------------
                                                        639,261

FINANCIAL INVESTMENTS 0.1%
Document Security Systems, Inc. *            400          5,080
Mitcham Industries, Inc. *                   300          4,992
SurModics, Inc. *                            500         17,680
                                                    ---------------
                                                         27,752

FOREST PRODUCTS & PAPER 0.1%
Cenveo, Inc. *                             1,400         23,212

FURNITURE & HOUSEHOLD ITEMS 0.2%
Charles & Colvard, Ltd.                      500          5,415
Cybex International, Inc. *                  400          2,668
Mattel, Inc.                                 300          5,439
Raven Industries, Inc.                       500         19,555
The Lamson & Sessions Co. *                  300          8,349
Thomas & Betts Corp. *                     1,000         51,380
                                                    ---------------
                                                         92,806

GAS & OTHER PUBLIC UTILITIES 0.1%
Clean Harbors, Inc. *                        300          8,901
NiSource, Inc.                             1,400         28,308
                                                    ---------------
                                                         37,209

GOVERNMENT AIRCRAFT & DEFENSE 0.4%
Raytheon Co.                               3,800        174,192

HEALTH CARE & HOSPITAL 1.1%
Aetna, Inc.                                3,200        157,248
Health Net, Inc. *                         1,410         71,656
UnitedHealth Group, Inc.                   3,850        215,061
                                                    ---------------
                                                        443,965

INFORMATION & SERVICES 2.6%
Administaff, Inc.                            600         32,616
Arena Pharmaceuticals, Inc. *              1,000         18,110

                         See the accompanying notes to the financial statements. 94 Laudus Trust Annual Report

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND (A)

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
Caterpillar, Inc.                          3,100        222,611
CBIZ, Inc. *                               2,000         16,000
Cendant Corp.                              9,300        161,355
Ceridian Corp. *                           2,100         53,445
Franklin Covey Co. *                         500          3,920
Gartner, Inc. *                            2,500         34,875
Home Solutions of America, Inc. *            600          4,056
ICT Group, Inc. *                            400         10,880
Iron Mountain, Inc. *                      1,400         57,036
Jones Lang LaSalle, Inc.                     200         15,308
Moody's Corp.                              4,400        314,424
On Assignment, Inc. *                        700          7,686
Talx Corp.                                   800         22,784
The Shaw Group, Inc. *                     1,300         39,520
Thomas Group, Inc.                           300          2,460
                                                    ---------------
                                                      1,017,086

INSTRUMENTS 2.2%
Agilent Technologies, Inc. *               5,640        211,782
American Science & Engineering,
  Inc. *                                     200         18,680
Arthrocare Corp. *                           580         27,736
Badger Meter, Inc.                           300         17,094
Becton Dickinson & Co.                     2,400        147,792
Candela Corp. *                              700         15,120
Checkpoint Systems, Inc. *                 1,000         26,880
Honeywell International, Inc.              4,900        209,573
ICU Medical, Inc. *                          400         14,476
Illumina, Inc. *                             944         22,420
IntriCon Corp. *                             200          1,398
IRIS International, Inc. *                   500          7,815
Natus Medical, Inc. *                        300          6,150
Quidel Corp. *                               900         11,583
SonoSite, Inc. *                             400         16,256
The Spectranetics Corp. *                    700          8,274
Thermo Electron Corp. *                    1,700         63,053
Thoratec Corp. *                           1,200         23,124
                                                    ---------------
                                                        849,206

INSURANCE 1.8%
ACE, Ltd.                                  2,000        104,020
Assurant, Inc.                               920         45,310
Loews Corp.                                1,300        131,560
MBIA, Inc.                                    40          2,405
MGIC Investment Corp.                      1,000         66,630
National Financial Partners Corp.            500         28,260
Pacific Ethanol, Inc. *                      200          4,318
The Allstate Corp.                         3,900        203,229
Torchmark Corp.                               30          1,713
UnumProvident Corp.                        2,900         59,392
W. R. Berkley Corp.                          900         52,254
                                                    ---------------
                                                        699,091

INTEGRATED OIL COMPANIES 1.2%
ChevronTexaco Corp.                          180         10,435
ConocoPhillips                             3,000        189,450
Exxon Mobil Corp.                          1,950        118,677
Marathon Oil Corp.                         2,020        153,863
                                                    ---------------
                                                        472,425

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)

IT HARDWARE 3.5%
Advanced Energy Industries, Inc. *           400          5,652
Advanced Micro Devices, Inc. *             3,480        115,397
Amkor Technology, Inc. *                   3,700         31,968
Arris Group, Inc. *                        2,200         30,272
Broadcom Corp., Class A *                  1,500         64,740
Cisco Systems, Inc. *                      3,400         73,678
Evergreen Solar, Inc. *                      800         12,320
Freescale Semiconductor, Inc.,
  Class A *                                4,400        122,364
Glenayre Technologies, Inc. *              1,800          9,450
Itron, Inc. *                                500         29,925
Kopin Corp. *                              1,109          5,556
Kulicke & Soffa Industries, Inc. *         1,300         12,402
L-3 Communications Holdings, Inc.            400         34,316
Lam Research Corp. *                       1,500         64,500
LSI Logic Corp. *                          5,200         60,112
Marvell Technology Group Ltd. *            2,576        139,362
Micron Technology, Inc. *                 10,490        154,413
Microsemi Corp. *                          1,000         29,110
National Semiconductor Corp.               3,560         99,110
NVIDIA Corp. *                             1,500         85,890
ON Semiconductor Corp. *                   1,220          8,857
Powerwave Technologies, Inc. *             2,200         29,678
QUALCOMM, Inc.                               200         10,122
Sirenza Microdevices, Inc. *                 900          8,505
Standard Microsystems Corp. *                500         12,990
Stratex Networks, Inc. *                   2,600         15,990
Tellabs, Inc. *                            3,900         62,010
Trident Microsystems, Inc. *               1,090         31,675
                                                    ---------------
                                                      1,360,364

LAND & WATER TRANSPORTATION 0.7%
Burlington Northern Santa Fe Corp.         2,280        189,992
Celadon Group, Inc. *                        450          9,851
EGL, Inc. *                                1,000         45,000
Union Pacific Corp.                          230         21,470
USA Truck, Inc. *                            300          7,386
                                                    ---------------
                                                        273,699

MAINFRAME & MINICOMPUTERS 0.6%
Apple Computer, Inc. *                     2,500        156,800
Omnicell, Inc. *                             800          9,112
Sun Microsystems, Inc. *                  16,650         85,415
                                                    ---------------
                                                        251,327

METAL PRODUCTS & MACHINERY 0.9%
Astec Industries, Inc. *                     600         21,540
Asyst Technologies, Inc. *                 1,200         12,492
Columbus McKinnon Corp. *                    100          2,693
Flow International Corp. *                   900         11,853
Gerber Scientific, Inc. *                    600          6,204
Graham Corp.                                 100          1,950
Intevac, Inc. *                              600         17,268
JLG Industries, Inc.                       1,800         55,422
Rockwell Automation, Inc.                    570         40,989
Sun Hydraulics Corp.                         300          6,414
The Middleby Corp. *                         300         25,116
United Technologies Corp.                  2,290        132,751
Veeco Instruments, Inc. *                    100          2,335
                                                    ---------------
                                                        337,027

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   95

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND (A)

PORTFOLIO HOLDINGS continued

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
MISCELLANEOUS FINANCE 2.0%
Affiliated Managers Group, Inc. *            600         63,966
Chicago Mercantile Exchange
  Holdings, Inc.                             500        223,750
JPMorgan Chase & Co.                       3,420        142,409
Legg Mason, Inc.                             600         75,198
Merrill Lynch & Co., Inc.                  1,900        149,644
Morgan Stanley                             1,620        101,768
Stifel Financial Corp. *                     300         13,101
                                                    ---------------
                                                        769,836

OIL & COAL RESOURCES 1.5%
Abraxas Petroleum Corp. *                    900          5,283
Anadarko Petroleum Corp.                   1,400        141,414
Arch Coal, Inc.                              300         22,782
Chesapeake Energy Corp.                    3,300        103,653
Peabody Energy Corp.                       2,500        126,025
Prime-Energy, Inc. *                         200         16,380
Southwestern Energy Co. *                  1,010         32,512
Ultra Petroleum Corp. *                    1,400         87,234
W&T Offshore, Inc.                         1,200         48,372
XTO Energy, Inc.                             376         16,382
                                                    ---------------
                                                        600,037

OIL DISTRIBUTION 0.3%
Sunoco, Inc.                               1,000         77,570
Valero Energy Corp.                        1,000         59,780
                                                    ---------------
                                                        137,350

OIL DRILLING & SERVICES 3.7%
Atwood Oceanics, Inc. *                      200         20,202
Baker Hughes, Inc.                         1,800        123,120
Diamond Offshore Drilling, Inc.            1,300        116,350
ENSCO International, Inc.                  3,200        164,640
Grant Prideco, Inc. *                      1,400         59,976
Halliburton Co.                            2,100        153,342
Helix Energy Solutions Group, Inc.
  *                                        1,400         53,060
McDermott International, Inc. *            1,000         54,450
NATCO Group, Inc., Class A *                 400         10,840
Noble Corp.                                1,300        105,430
Patterson-UTI Energy, Inc.                   855         27,326
Pride International, Inc. *                1,800         56,124
RPC, Inc.                                  1,050         23,992
TETRA Technologies, Inc. *                   600         28,224
Todco, Class A *                             200          7,882
Transocean, Inc. *                         3,430        275,429
W-H Energy Services, Inc. *                  300         13,347
Weatherford International, Ltd. *          3,000        137,250
                                                    ---------------
                                                      1,430,984

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 1.5%
Electronics for Imaging, Inc. *            1,100         30,767
EMC Corp. *                                  900         12,267
FalconStor Software, Inc. *                  200          1,890
Finisar Corp. *                            6,700         33,165
Hewlett-Packard Co.                        9,900        325,710
Intermec, Inc. *                              80          2,441
Seagate Technology *                       4,500        118,485
VASCO Data Security International,
  Inc. *                                     800          6,544
Western Digital Corp. *                    1,907         37,053
                                                    ---------------
                                                        568,322

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)

PUBLISHING, BROADCASTING & CINEMA 0.4%
Central European Media
  Enterprises, Ltd., Class A *               500         34,305
Lamar Advertising Co., Class A *           1,100         57,882
Tribune Co.                                2,200         60,346
                                                    ---------------
                                                        152,533

REAL ESTATE DEVELOPMENT 0.1%
CB Richard Ellis Group, Inc.,
  Class A *                                  500         40,350

RESTAURANTS, HOTELS & THEATERS 0.8%
Darden Restaurants, Inc.                   3,000        123,090
Luby's, Inc. *                               700          8,743
McDonald's Corp.                           2,440         83,839
Monarch Casino & Resort, Inc. *              400         11,356
Pinnacle Entertainment, Inc. *               930         26,198
Wendy's International, Inc.                1,100         68,266
                                                    ---------------
                                                        321,492

RETAIL 4.3%
AnnTaylor Stores Corp. *                   1,110         40,837
Caremark Rx, Inc.                          3,500        172,130
Chico's FAS, Inc. *                          830         33,731
Circuit City Stores, Inc.                  2,300         56,304
CVS Corp.                                  6,300        188,181
GameStop Corp., Class A *                  1,200         56,568
Home Depot, Inc.                           4,600        194,580
J.C. Penney Co., Inc.                      4,200        253,722
Lowe's Cos., Inc.                          2,360        152,078
NetFlix, Inc. *                            1,100         31,889
Nordstrom, Inc.                            4,000        156,720
Nutri/System, Inc. *                         500         23,760
O'Reilly Automotive, Inc. *                1,050         38,388
Office Depot, Inc. *                       2,900        107,996
Stamps.com, Inc. *                           600         21,156
Staples, Inc.                              6,020        153,631
Wild Oats Markets, Inc. *                    800         16,264
                                                    ---------------
                                                      1,697,935

SOFTWARE 1.9%
24/7 Real Media, Inc. *                    1,300         13,598
Advent Software, Inc. *                       22            625
Astea International, Inc. *                  100          1,173
Cadence Design Systems, Inc. *             2,465         45,578
Cerner Corp. *                             1,200         56,940
Cognizant Technology Solutions
  Corp., Class A *                         1,500         89,235
Computer Sciences Corp. *                  2,000        111,100
Convera Corp. *                            1,300         12,454
Eclipsys Corp. *                           1,200         28,332
EPIQ Systems, Inc. *                         500          9,500
Fidelity National Financial, Inc.            580         20,607
i2 Technologies, Inc. *                      600         10,320
Informatica Corp. *                        2,100         32,655
LanVision Systems, Inc. *                    300          2,064
LivePerson, Inc. *                         1,000          7,240
Logility, Inc. *                             400          4,324
MakeMusic!, Inc. *                           200          1,064
NIC, Inc. *                                1,400          8,582
Nuance Communications, Inc. *              2,600         30,706
Opsware, Inc. *                            2,600         22,282
Quality Systems, Inc. *                      600         19,860

                         See the accompanying notes to the financial statements. 96 Laudus Trust Annual Report

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND (A)

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
Radiant Systems, Inc. *                      705          9,532
Red Hat, Inc. *                            1,900         53,162
Redback Networks, Inc. *                   1,300         28,197
SPSS, Inc. *                                 500         15,830
Stellent, Inc.                               100          1,186
Sykes Enterprises, Inc. *                  1,100         15,598
TheStreet.com, Inc.                          600          4,536
TriZetto Group, Inc. *                       900         15,831
Ultimate Software Group, Inc. *              500         12,925
ValueClick, Inc. *                         2,200         37,224
Viisage Technology, Inc. *                   600         10,506
Web.com, Inc. *                              500          2,965
                                                    ---------------
                                                        735,731
TEXTILES & APPAREL 0.6%
Carter's, Inc. *                             600         40,494
Coach, Inc. *                              3,400        117,572
Iconix Brand Group, Inc. *                   400          5,820
Polo Ralph Lauren Corp.                    1,000         60,610
The Gymboree Corp. *                         800         20,832
                                                    ---------------
                                                        245,328

WHOLESALE 1.4%
Brightpoint, Inc. *                          600         18,636
Express Scripts, Inc. *                    2,284        200,764
Keystone Automotive Industries,
  Inc. *                                     500         21,105
LKQ Corp. *                                  700         14,567
McKesson Corp.                             1,100         57,343
Omnicare, Inc.                             2,000        109,980
W.W. Grainger, Inc.                          900         67,815
WESCO International, Inc. *                  800         54,409
Wireless Xcessories Group, Inc. *            100            651
                                                    ---------------
                                                        545,270
                                                     --------------
                                                     17,861,633
                                                     --------------
TOTAL COMMON STOCK (COST $30,403,444)                36,147,611
                                                     --------------

                                     FACE AMOUNT
                                         ($)
SHORT-TERM INVESTMENT 10.7% OF NET ASSETS

REPURCHASE AGREEMENT 10.7%
-------------------------------------------------------------------
Custodial Trust Company dated
  3/31/06, due 4/3/06 at 4.5% with
  a maturity value of $4,027,806
  (fully collateralized by U.S.
  Treasury Bill with a value of
  $4,141,370)                          4,026,296      4,026,296
                                                    ---------------
TOTAL SHORT-TERM INVESTMENT (COST $4,026,296)         4,026,296
-------------------------------------------------------------------
END OF INVESTMENTS.

At March 31, 2006 the tax basis cost of the fund's investments was $34,548,780 and the unrealized appreciation and depreciation were $5,872,425 and ($247,298), respectively, with a net unrealized appreciation of $5,625,127.

*  Non-income producing security.

(a) All long positions are pledged as collateral for securities sold short (See page 89 through 97).

(b) Fair-valued by Management.

                        AMOUNT OF                  AMOUNT OF
                         CURRENCY                   CURRENCY     UNREALIZED
            CURRENCY      TO BE       CURRENCY       TO BE         GAINS /
EXPIRATION   TO BE       RECEIVED       TO BE      DELIVERED       LOSSES
   DATE     RECEIVED   ($ X 1,000)    DELIVERED   ($ X 1,000)    ($ X 1,000)
                       FORWARD FOREIGN CURRENCY CONTRACT
07/26/2006    USD         7,732          JPY         8,001           269
07/26/2006    USD           471          JPY           483            12
07/26/2006    USD           232          JPY           231            (1)
07/26/2006    USD           639          JPY           635            (4)
07/26/2006    USD           281          JPY           282             1
  Total                   9,355                      9,632           277

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   97

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

SHORT POSITIONS as of March 31, 2006

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
SHORT SALES 91.5% OF NET ASSETS
AUSTRIA 0.3%
-------------------------------------------------------------------
ELECTRIC UTILITIES 0.2%
Verbund-osterreich Elektr AG                 200         89,039

INSURANCE 0.1%
UNIQA Versicherungen AG                    1,200         38,901
                                                    ---------------
                                                        127,940

BELGIUM 0.9%
-------------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.3%
KBC GROEP NV                                 900         96,428

COMMUNICATIONS UTILITIES 0.2%
Belgacom SA                                2,800         89,534

DRUGS & PHARMACEUTICALS 0.2%
UCB SA                                     1,200         59,025

FINANCIAL INVESTMENTS 0.1%
Ackermans & van Haaren NV                    800         52,658

RETAIL 0.1%
Colruyt SA                                   200         29,928
                                                    ---------------
                                                        327,573

DENMARK 1.1%
-------------------------------------------------------------------
DRUGS & PHARMACEUTICALS 0.6%
H. Lundbeck A/S                            2,700         59,156
Novo-Nordisk A/S, Class B                  1,600         99,519
Novozymes A/S, Class B                     1,200         81,240
                                                    ---------------
                                                        239,915

INSTRUMENTS 0.2%
William Demant Holdings A/S *              1,200         79,413

LAND & WATER TRANSPORTATION 0.1%
DSV A/S                                      300         39,889

METAL PRODUCTS & MACHINERY 0.2%
Vestas Wind Systems A/S *                  2,700         67,169
                                                    ---------------
                                                        426,386
FINLAND 1.2%
-------------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.1%
OKO Bank, Class A                          2,700         43,786

CHEMICALS & RUBBER 0.1%
Nokian Renkaat Oyj                         2,700         47,541

CONSTRUCTION & HOMEBUILDING 0.2%
YIT Oyj                                    1,800         48,851

ELECTRIC UTILITIES 0.3%
Fortum Oyj                                 4,800        120,887

FOREST PRODUCTS & PAPER 0.2%
Stora Enso Oyj                             5,400         82,846

METAL PRODUCTS & MACHINERY 0.2%
Kone OYJ                                   1,500         61,699

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)

WHOLESALE 0.1%
Kesko Oyj                                  1,500         46,821
                                                    ---------------
                                                        452,431

FRANCE 4.2%
-------------------------------------------------------------------
AUTOS 0.3%
Renault S.A.                               1,200        127,166

CHEMICALS & RUBBER 0.3%
Air Liquide S.A.                             540        112,107

COMMUNICATIONS UTILITIES 0.3%
France Telecom S.A.                        5,600        125,723

CONSTRUCTION & HOMEBUILDING 0.2%
Autoroutes du Sud de la France
  (ASF)                                    1,500         92,764

CONSUMER DURABLES 0.1%
SEB S.A.                                     300         32,678

FINANCIAL INVESTMENTS 0.1%
Neopost S.A. *                               400         43,477

FOREST PRODUCTS & PAPER 0.2%
Wendel Investissement *                      600         71,926

INSURANCE 0.5%
April Group                                  900         45,752
Euler Hermes S.A.                            600         75,546
SCOR                                      21,000         53,441
                                                    ---------------
                                                        174,739

PUBLISHING, BROADCASTING & CINEMA 0.5%
M6 Metropole Television                    2,000         59,433
PagesJaunes S.A.                           3,000         84,252
Television Francaise 1                     2,000         60,513
                                                    ---------------
                                                        204,198

REAL ESTATE DEVELOPMENT 0.5%
Klepierre                                    600         74,705
Societe Immobilliere de Location
  pour l'Industrie et le Commerce
  (Silic)                                    400         44,513
Unibail                                      425         76,606
                                                    ---------------
                                                        195,824

RETAIL 0.3%
Pinault-Printemps-Redoute S.A.               800         96,464

SOAPS & COSMETICS 0.2%
L'Oreal S.A.                               1,050         92,309

SOFTWARE 0.2%
Dassault Systemes S.A.                     1,200         68,557

TEXTILES & APPAREL 0.3%
LVMH Moet Hennessy Louis Vuitton
  S.A.                                     1,200        117,292

WHOLESALE 0.2%
Essilor International S.A.                 1,000         89,047
                                                    ---------------
                                                      1,644,271

                         See the accompanying notes to the financial statements. 98 Laudus Trust Annual Report

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
GERMANY 2.0%
-------------------------------------------------------------------
AUTOS 0.3%
Porsche AG                                   100         95,562

BANKS & CREDIT INSTITUTIONS 0.7%
Commerzbank AG                             3,200        127,274
Hypo Real Estate Holding AG                1,200         82,227
IKB Deutsche Industriebank AG              1,500         55,188
                                                    ---------------
                                                        264,689
CONSUMER DURABLES 0.1%
Rational AG                                  300         48,769

FURNITURE & HOUSEHOLD ITEMS 0.0%
Bijou Brigitte Modische
  Accessoires AG                              55         15,753
INSURANCE 0.1%
MLP AG *                                   2,000         48,790

METAL PRODUCTS & MACHINERY 0.1%
Solarworld AG                                210         55,077

MISCELLANEOUS FINANCE 0.1%
Deutsche Boerse AG                           200         28,763

RETAIL 0.0%
Fielmann AG                                  200         17,210

SOAPS & COSMETICS 0.1%
Henkel KGaA                                  400         43,046

SOFTWARE 0.2%
SAP AG                                       300         65,042

TEXTILES & APPAREL 0.3%
Adidas-Salomon AG                            400         79,014
Hugo Boss AG                                 800         34,180
                                                    ---------------
                                                        113,194
                                                    ---------------
                                                        795,895

ITALY 2.1%
-------------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.5%
Banca Carige S.p.A. Cassa di
  Risparmio di Genova e Imperia           10,000         46,270
Banca Lombarda E Piemontese S.p.A.         4,000         65,758
Banca Popolare di Sondrio Scrl *           1,000         16,090
Mediobanca S.p.A.                          3,808         81,504
                                                    ---------------
                                                        209,622

COMMUNICATIONS UTILITIES 0.2%
Fastweb *                                  1,200         61,139

FURNITURE & HOUSEHOLD ITEMS 0.1%
Bulgari S.p.A                              4,000         48,022

INSTRUMENTS 0.1%
Luxottica Group S.p.A.                     1,200         33,028

INSURANCE 0.7%
Alleanza Assicurazioni S.p.A.              7,000         83,132
Assicurazioni Generali S.p.A.              3,200        120,221
Mediolanum S.p.A                           9,000         71,212
                                                    ---------------
                                                        274,565

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)

LAND & WATER TRANSPORTATION 0.3%
Autostrade S.p.A.                          4,200        103,746

PUBLISHING, BROADCASTING & CINEMA 0.1%
Telecom Italia Media S.p.A. *             66,000         35,560

TEXTILES & APPAREL 0.1%
Benetton Group S.p.A.                      4,000         59,607
                                                    ---------------
                                                        825,289

JAPAN 23.3%
-------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.4%
Ito En, Ltd.                               1,200         42,032
Kikkoman Corp.                             3,000         33,785
Meiji Dairies Corp.                        5,000         29,216
Yakult Honsha Co.                          2,600         62,419
                                                    ---------------
                                                        167,452

AUTOS 3.4%
Aisin Seiki                                2,100         81,697
Daihatsu Motor Co., Ltd.                   4,000         41,118
Denso Corp.                                3,600        142,302
Hino Motors                                5,000         31,416
Honda Motor Co., Ltd.                      2,000        123,444
Isuzu Motors, Ltd.                        15,000         55,320
JTEKT Corp.                                2,000         39,886
Mazda Motor Corp.                         14,000         85,083
NHK Spring Co., Ltd.                       4,000         50,611
Nissan Motors Co., Ltd.                   11,300        134,223
NTN Corp.                                  6,000         47,568
Stanley Electric Co., Ltd.                 2,200         47,021
Suzuki Motor Corp.                         4,900        112,654
Tokai Rika Co., Ltd.                       2,000         57,090
Toyoda Gosei Co., Ltd.                     1,200         26,316
Toyota Industries Corp.                    2,300         94,021
Toyota Motor Corp.                         2,600        141,568
                                                    ---------------
                                                      1,311,338

BANKS & CREDIT INSTITUTIONS 0.7%
Aeon Credit Service Co., Ltd.              1,700         51,457
Credit Saison Co., Ltd.                    2,700        149,256
Suruga Bank, Ltd.                          3,000         40,533
The Bank of Yokohama, Ltd.                 5,000         40,961
                                                    ---------------
                                                        282,207

BASIC MINERALS & METALS 0.6%
Sumitomo Metal Industries, Ltd.           41,000        176,060
The Furukawa Electric Co., Ltd.            9,000         74,636
                                                    ---------------
                                                        250,696

BEER, LIQUOR, & TOBACCO 0.4%
Kirin Brewery Co., Ltd.                   10,000        136,066
Takara Holdings, Inc.                      4,000         24,468
                                                    ---------------
                                                        160,534

CELLULAR & WIRELESS 0.1%
KDDI Corp.                                     7         37,387

CHEMICALS & RUBBER 2.1%
Bridgestone Corp.                          7,000        145,907
JSR Corp.                                  3,400        101,063
Mitsubishi Gas Chemical Co,. Inc.          7,000         85,441
Mitsubishi Rayon Co., Ltd.                 6,000         49,108

See the accompanying notes to the financial statements.
                                                 Laudus Trust Annual Report   99

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

SHORT POSITIONS continued

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
Nissan Chemical Industries, Ltd.           4,000         67,847
Shin-Etsu Chemical Co., Ltd.               2,300        124,736
Tokuyama Corp.                             4,000         67,807
Toray Industries, Inc.                    18,000        147,076
Zeon Corp.                                 3,000         38,737
                                                    ---------------
                                                        827,722

COMMUNICATIONS UTILITIES 0.3%
Softbank Corp.                             4,300        125,768

CONSTRUCTION & HOMEBUILDING 0.6%
Chiyoda Corp.                              3,000         69,931
JGC Corp.                                  4,000         78,851
Kajima Corp.                              15,000         93,614
                                                    ---------------
                                                        242,396

CONSUMER DURABLES 1.1%
Funai Electric Co., Ltd.                     300         29,586
NEC Corp.                                 21,000        147,706
Pioneer Corp.                              2,600         41,929
Shimano, Inc.                              1,800         54,183
Sony Corp.                                 3,100        142,812
Victor Company Of Japan, Ltd.              3,000         17,382
                                                    ---------------
                                                        433,598

DRUGS & PHARMACEUTICALS 0.5%
Chugai Pharmaceutical Co., Ltd.            3,100         56,173
Eisai Co., Ltd.                            2,900        126,639
Mochida Pharmaceutical Co., Ltd.           3,000         29,616
                                                    ---------------
                                                        212,428
ELECTRIC UTILITIES 0.0%
Chubu Electric Power Co., Inc.               200          5,013

FINANCIAL INVESTMENTS 0.5%
JAFCO Co., Ltd.                              400         30,211
ORIX Corp.                                   500        155,295
                                                    ---------------
                                                        185,506

FOREST PRODUCTS & PAPER 0.4%
Oji Paper Co., Ltd.                       14,000         85,967
Uni-Charm Corp.                            1,500         73,681
                                                    ---------------
                                                        159,648
FURNITURE & HOUSEHOLD ITEMS 0.4%
Nok Corp.                                  2,400         64,511
Ushio, Inc.                                3,000         71,526
                                                    ---------------
                                                        136,037

GAS & OTHER PUBLIC UTILITIES 0.3%
Tokyo Gas Co., Ltd.                       23,000        100,529

INFORMATION & SERVICES 0.4%
Park24 Co., Ltd.                           1,300         44,475
Secom Co., Ltd.                            2,500        127,521
                                                    ---------------
                                                        171,996
INSTRUMENTS 0.6%
Anritsu Corp.                              3,000         18,840
Nikon Corp.                                5,000         89,550
Terumo Corp.                               2,100         69,001
Yokogawa Electric Corp.                    3,000         53,210
                                                    ---------------
                                                        230,601

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)

IT HARDWARE 2.5%
Advantest Corp.                            1,200        142,561
Disco Corp.                                  400         26,302
Hamamatsu Photonics K.K.                   1,200         37,129
Hirose Electric Co., Ltd.                    100         14,020
Hoya Corp.                                 3,500        140,936
Keyence Corp.                                550        142,793
Murata Manufacturing Co., Ltd.             2,000        135,281
Nidec Sankyo Corp.                         3,000         46,683
Nitto Denko Corp.                          1,700        144,179
Tokyo Electron, Ltd.                       1,800        123,768
Tokyo Seimitsu Co., Ltd.                     400         23,806
                                                    ---------------
                                                        977,458

LAND & WATER TRANSPORTATION 1.2%
Central Japan Railway Co.                     14        138,088
East Japan Railway Co.                        18        133,317
Keihin Electric Express Railway
  Co., Ltd.                                7,000         57,388
Kintetsu Corp.                            22,000         85,717
Odakyu Electric Railway Co., Ltd.         11,000         68,130
                                                    ---------------
                                                        482,640

MAINFRAME & MINICOMPUTERS 0.2%
Casio Computer Co., Ltd.                   3,600         64,031

METAL PRODUCTS & MACHINERY 0.9%
Daikin Industries Ltd.                     3,000        105,007
Nidec Corp.                                1,100         89,996
SMC Corp.                                    600         93,520
Yaskawa Electric Corp.                     4,000         45,163
                                                    ---------------
                                                        333,686

PUBLISHING, BROADCASTING & CINEMA 0.5%
Dai Nippon Printing Co., Ltd.              8,000        144,733
Tokyo Broadcasting System, Inc.            1,400         37,516
Toppan Forms Co., Ltd.                       800         13,354
                                                    ---------------
                                                        195,603

REAL ESTATE DEVELOPMENT 0.7%
Mitsubishi Estate Co., Ltd.                7,000        166,034
Sumitomo Realty & Development Co.,
  Ltd.                                     4,000        110,731
                                                    ---------------
                                                        276,765

RESTAURANTS, HOTELS & THEATERS 0.3%
Nintendo Co., Ltd.                           900        134,397

RETAIL 1.5%
Aeon Co., Ltd.                             5,300        128,562
Daimaru, Inc.                              4,000         59,035
Don Quijote Co., Ltd.                      1,400        105,915
Fast Retailing Co., Ltd.                     900         88,074
Hikari Tsushin, Inc.                       1,300         90,527
Seven & I Holdings Co., Ltd.               2,000         79,232
Shimamura Co., Ltd.                          400         46,474
                                                    ---------------
                                                        597,819

SOAPS & COSMETICS 0.6%
Kao Corp.                                  5,000        131,555
Shiseido Co., Ltd.                         5,000         92,955
                                                    ---------------
                                                        224,510

                         See the accompanying notes to the financial statements. 100 Laudus Trust Annual Report

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
SOFTWARE 0.7%
Hitachi Software Engineering Co.,
  Ltd.                                       500          9,267
Itochu Techno-Science Corp.                  700         27,557
OBIC Co., Ltd.                               200         42,058
Oracle Corp. Japan                         1,000         50,099
Otsuka Corp.                                 300         35,151
Sumisho Computer Systems Corp.               600         11,871
Trend Micro, Inc.                          2,500         87,530
                                                    ---------------
                                                        263,533

TRADING COMPANY 1.1%
Mitsubishi Corp.                           5,000        114,004
Mitsui & Co., Ltd.                        10,000        144,429
Mitsui Fudosan Co., Ltd.                   7,000        160,917
                                                    ---------------
                                                        419,350

WHOLESALE 0.3%
MISUMI Group, Inc.                         1,000         22,150
Toyota Tsusho Corp.                        3,000         81,361
Yamada Denki Co., Ltd.                       100         11,567
                                                    ---------------
                                                        115,078
                                                    ---------------
                                                      9,125,726
                                                    ---------------

NETHERLANDS 1.5%
-------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.4%
CSM NV                                     1,500         46,823
Nutreco Holding NV                           600         34,852
Royal Numico NV *                          1,800         79,540
                                                    ---------------
                                                        161,215

CELLULAR & WIRELESS 0.3%
Koninklijke (Royal) KPN NV                11,000        123,679

FINANCIAL INVESTMENTS 0.2%
Reed Elsevier NV                           6,000         85,827

INFORMATION & SERVICES 0.3%
SBM Offshore NV                              600         60,077
Vedior NV                                  1,600         31,291
                                                    ---------------
                                                         91,368

IT HARDWARE 0.2%
ASML Holding NV *                          4,200         85,484

METAL PRODUCTS & MACHINERY 0.1%
Aalberts Industries NV                       600         44,211
                                                    ---------------
                                                        591,784
NORWAY 0.6%
-------------------------------------------------------------------
CHEMICALS & RUBBER 0.1%
Yara International ASA                     4,000         63,412

FOREST PRODUCTS & PAPER 0.2%
Norske Skogindustrier ASA                  4,110         69,420

INSURANCE 0.2%
Storebrand ASA                             6,000         66,800
LAND & WATER TRANSPORTATION 0.1%
Wilh Wilhelmsen ASA                        1,400         48,195
                                                    ---------------
                                                        247,827

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)

SPAIN 1.9%
-------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
Sos Cuetara SA                             1,500         20,896

BANKS & CREDIT INSTITUTIONS 0.4%
Banco Guipuzcoano SA                       1,500         45,625
Banco Pastor SA                              900         52,306
Bankinter SA                                 900         62,033
                                                    ---------------
                                                        159,964

CONSTRUCTION & HOMEBUILDING 0.7%
Abertis Infraestructuras SA                3,600         93,247
Grupo Ferrovial SA                         1,200         96,908
Sacyr Vallehermoso SA                      2,400         81,606
                                                    ---------------
                                                        271,761

LAND & WATER TRANSPORTATION 0.2%
Cintra Concesiones de
  Infraestructuras de Transporte
  SA                                       5,000         64,743

METAL PRODUCTS & MACHINERY 0.1%
ZardoyaOtis SA                             1,467         39,791

PUBLISHING, BROADCASTING & CINEMA 0.1%
Antena 3 De Television SA                  2,000         51,546

RETAIL 0.3%
Industria de Diseno Textil, SA             3,000        115,797
                                                    ---------------
                                                        724,498

SWEDEN 1.1%
-------------------------------------------------------------------
AUTOS 0.2%
Scania AB, Class B                         2,100         91,219

BANKS & CREDIT INSTITUTIONS 0.3%
Svenska Handelsbanken AB, Class A          4,000        111,071

COMMUNICATIONS UTILITIES 0.1%
Eniro AB                                   4,000         46,202

FOREST PRODUCTS & PAPER 0.1%
Holmen AB                                  1,200         50,650

HEALTH CARE & HOSPITAL 0.1%
Gambro AB, Class A                         4,000         47,790

METAL PRODUCTS & MACHINERY 0.3%
Sandvik AB                                 1,600         94,497
                                                    ---------------
                                                        441,429

SWITZERLAND 0.5%
-------------------------------------------------------------------
INSTRUMENTS 0.4%
Nobel Biocare Holding AG                     270         60,161
Phonak Holding AG                            600         34,162
Straumann Holding AG                         210         47,865
                                                    ---------------
                                                        142,188

METAL PRODUCTS & MACHINERY 0.1%
Geberit AG                                    60         57,317
                                                    ---------------
                                                        199,505

See the accompanying notes to the financial statements.
                                                Laudus Trust Annual Report   101

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

SHORT POSITIONS continued

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
UNITED KINGDOM 5.7%
-------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.3%
Cadbury Schweppes plc                     11,700        115,963

AUTOS 0.2%
Tomkins plc                               10,000         58,220

BANKS & CREDIT INSTITUTIONS 0.4%
Intermediate Capital Group plc             1,500         37,075
Standard Chartered plc                     4,400        109,286
                                                    ---------------
                                                        146,361

BEER, LIQUOR, & TOBACCO 0.3%
Diageo plc                                 7,800        122,719

CHEMICALS & RUBBER 0.1%
Imperial Chemical Industries plc           4,000         23,999

COMMERCIAL AIRCRAFT & COMPONENTS 0.0%
Meggitt plc                                2,000         12,071
COMMUNICATIONS UTILITIES 0.6%
British Sky Broadcasting Group plc         8,000         74,878
BT Group plc                              30,000        115,649
Cable & Wireless plc                      30,000         56,870
                                                    ---------------
                                                        247,397

ELECTRIC UTILITIES 0.4%
National Grid plc                          6,300         62,523
Scottish Southern Energy plc               4,500         88,259
                                                    ---------------
                                                        150,782

FINANCIAL INVESTMENTS 0.2%
Reed Elsevier plc                         10,000         95,729
FOREST PRODUCTS & PAPER 0.1%
Bunzl plc                                  4,500         53,281
INFORMATION & SERVICES 0.4%
Capita Group plc                           7,000         55,770
Intertek Group plc                         2,100         29,956
Michael Page Group plc                     6,000         35,472
Taylor Nelson Sofres plc                   6,000         26,279
                                                    ---------------
                                                        147,477

INSTRUMENTS 0.2%
Smith & Nephew plc                         9,000         79,714
INSURANCE 0.1%
St James's Place Capital plc               6,000         34,179

IT HARDWARE 0.1%
ARM Holdings plc                          20,000         46,116

LAND & WATER TRANSPORTATION 0.1%
Associated British Ports Holdings
  plc                                      4,500         56,327

METAL PRODUCTS & MACHINERY 0.1%
Rexam plc                                  6,000         57,955

OIL & COAL RESOURCES 0.2%
Cairn Energy plc *                         1,800         66,340

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)

PUBLISHING, BROADCASTING & CINEMA 0.4%
Daily Mail & General Trust, Class
  A                                        4,000         48,142
Emap plc                                   2,800         42,722
EMI Group plc                             10,000         43,821
Informa plc                                4,800         39,966
                                                    ---------------
                                                        174,651

REAL ESTATE DEVELOPMENT 0.1%
Quintain Estates & Development plc         2,400         28,262

RESTAURANTS, HOTELS & THEATERS 0.1%
Rank Group plc                             6,000         23,441
Sportingbet plc                            4,250         27,690
                                                    ---------------
                                                         51,131

RETAIL 0.6%
Burberry Group plc                         6,000         48,212
Kingfisher plc                            18,000         74,765
Signet Group plc                          24,000         45,526
Travis Perkins plc                         1,600         46,334
                                                    ---------------
                                                        214,837

SOAPS & COSMETICS 0.3%
Reckitt Benckiser plc                      3,300        115,827

SOFTWARE 0.2%
CSR plc *                                  2,000         41,527
Misys plc                                  8,000         31,105
                                                    ---------------
                                                         72,632

WHOLESALE 0.2%
Brambles Industries plc                    2,000         14,946
Electrocomponents plc                      6,000         29,096
Premier Farnell plc                        6,000         22,204
                                                    ---------------
                                                         66,246
                                                    ---------------
                                                      2,238,216
                                                    ---------------

UNITED STATES 45.1%
-------------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 1.2%
Bunge, Ltd.                                1,300         72,423
Rocky Mountain Chocolate Factory,
  Inc.                                       300          4,737
Sara Lee Corp.                             5,600        100,128
The Hershey Co.                            1,500         78,345
Wm. Wrigley Jr. Co.                        3,100        198,400
                                                    ---------------
                                                        454,033

AIRLINES 0.2%
Frontier Airlines Holdings, Inc. *         1,000          7,700
Hawaiian Holdings, Inc. *                  1,200          6,252
JetBlue Airways Corp. *                    3,100         33,232
Southwest Airlines Co.                     2,400         43,176
                                                    ---------------
                                                         90,360

AUTOS 0.2%
General Motors Corp.                       1,500         31,905
Gentex Corp.                                 900         15,714
Lear Corp. *                                 200          3,546
Visteon Corp. *                            2,900         13,340
                                                    ---------------
                                                         64,505

                         See the accompanying notes to the financial statements. 102 Laudus Trust Annual Report

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
BANKS & CREDIT INSTITUTIONS 2.3%
American Express Co.                       2,400        126,120
Cash Systems, Inc. *                         500          3,476
Commerce Bancorp, Inc.                     1,800         65,970
E*TRADE Financial Corp. *                  1,400         37,772
East West Bancorp, Inc.                    1,100         42,405
Fifth Third Bancorp                        3,900        153,504
Ford Motor Co.                            13,047        103,854
Freddie Mac                                2,800        170,800
Investors Financial Services Corp.         1,016         47,620
Pennsylvania Commerce Bancorp,
  Inc. *                                     300          9,045
Popular, Inc.                              3,000         62,280
UCBH Holdings, Inc.                          900         17,028
Washington Mutual, Inc.                    1,799         76,673
                                                    ---------------
                                                        916,547

BASIC MINERALS & METALS 0.4%
AK Steel Holding Corp. *                   2,500         37,500
Alcoa, Inc.                                2,100         64,176
United States Steel Corp.                  1,200         72,816
Wolverine Tube, Inc. *                       400          1,608
                                                    ---------------
                                                        176,100

BEER, LIQUOR, & TOBACCO 0.4%
Anheuser-Busch Cos., Inc.                  3,850        164,664

BIOTECHNOLOGY 0.9%
Affymetrix, Inc. *                         1,200         39,516
Applera Corp. -- Celera Genomics
  Group *                                  1,900         22,211
ArQule, Inc. *                               212          1,217
CuraGen Corp. *                              900          4,509
Diversa Corp. *                            1,000          9,110
Dyax Corp. *                                 761          4,414
Dynavax Technologies Corp. *                 700          4,221
Encysive Pharmaceuticals, Inc. *           1,400          6,846
Human Genome Sciences, Inc. *              2,800         30,436
ImClone Systems, Inc. *                    1,400         47,628
Incyte Corp. *                             2,120         12,762
Millennium Pharmaceuticals, Inc. *         4,700         47,517
Myriad Genetics, Inc. *                      800         20,872
Noven Pharmaceuticals, Inc. *                700         12,607
Onyx Pharmaceuticals, Inc. *                 900         23,634
OSI Pharmaceuticals, Inc. *                1,100         35,310
Seattle Genetics, Inc. *                     960          4,954
Telik, Inc. *                              1,100         21,296
ViaCell, Inc. *                            1,100          6,061
                                                    ---------------
                                                        355,121

CELLULAR & WIRELESS 0.1%
Centennial Communications Corp. *          2,700         19,791

CHEMICALS & RUBBER 0.4%
Cabot Microelectronics Corp. *               600         22,260
Chemtura Corp.                             4,300         50,654
Praxair, Inc.                                900         49,635
W.R. Grace & Co. *                         1,600         21,280
                                                    ---------------
                                                        143,829

COMMUNICATIONS UTILITIES 1.2%
IDT Corp. *                                2,000         21,900
Liberty Global, Inc., Class A *            2,400         49,128

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
LodgeNet Entertainment Corp. *               500          7,790
Mediacom Communications Corp.,
  Class A *                                3,100         17,825
Qwest Communications
  International, Inc. *                   15,200        103,360
VeriSign, Inc. *                             300          7,197
Verizon Communications, Inc.               1,610         54,836
Yahoo! Inc. *                              6,100        196,786
                                                    ---------------
                                                        458,822

CONSTRUCTION & HOMEBUILDING 0.1%
Dycom Industries, Inc. *                   1,000         21,250

CONSTRUCTION MATERIALS 0.1%
Jarden Corp. *                               600         19,710
Rock of Ages Corp. *                         300          1,494
                                                    ---------------
                                                         21,204

CONSUMER DURABLES 0.2%
Fleetwood Enterprises, Inc. *              1,000         11,170
Harman International Industries,
  Inc.                                       500         55,565
                                                    ---------------
                                                         66,735

DRUGS & PHARMACEUTICALS 1.6%
Cytokinetics, Inc. *                         800          5,832
Dendreon Corp. *                           1,400          6,594
Diagnostic Products Corp.                    700         33,341
DOV Pharmaceutical, Inc. *                   600          9,588
DUSA Pharmaceuticals, Inc. *                 400          2,824
Eli Lilly & Co.                            2,600        143,780
Enzon Pharmaceuticals, Inc. *              1,200          9,720
EPIX Pharmaceuticals, Inc. *                 500          1,750
Forest Laboratories, Inc. *                5,200        232,076
ImmunoGen, Inc. *                          1,100          4,774
Inspire Pharmaceuticals, Inc. *            1,200          6,276
MGI Pharma, Inc. *                         1,600         28,000
Nektar Therapeutics *                         32            652
Neose Technologies, Inc. *                   400          1,084
Neurogen Corp. *                             900          5,571
NPS Pharmacuticals, Inc. *                 1,300         11,102
OrthoLogic Corp. *                           900          1,980
Par Pharmaceutical Cos, Inc. *               900         25,362
Pharmacyclics, Inc. *                        400          1,840
Sepracor, Inc. *                             600         29,286
Sigma-Aldrich Corp.                          800         52,632
The Medicines Co. *                          500         10,285
                                                    ---------------
                                                        624,349

ELECTRIC UTILITIES 1.8%
Dominion Resources, Inc.                   2,700        186,381
Exelon Corp.                                 100          5,290
Reliant Energy, Inc. *                     4,750         50,255
TECO Energy, Inc.                          3,200         51,584
The AES Corp. *                           12,000        204,720
The Southern Co.                           5,783        189,509
                                                    ---------------
                                                        687,739

FINANCIAL INVESTMENTS 0.2%
Digital Theater Systems, Inc. *              400          7,864
Marlin Business Services, Inc. *             400          8,840
Marvel Entertainment, Inc. *               2,200         44,264
                                                    ---------------
                                                         60,968

See the accompanying notes to the financial statements.
                                                Laudus Trust Annual Report   103

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

SHORT POSITIONS continued

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
FOREST PRODUCTS & PAPER 1.1%
3M Co.                                     1,400        105,966
International Paper Co.                    1,900         65,683
Neenah Paper, Inc.                           400         13,100
Playtex Products, Inc. *                   1,700         17,799
Sealed Air Corp.                           1,000         57,870
Smurfit-Stone Container Corp. *            3,900         52,923
Weyerhaeuser Co.                           1,800        130,374
                                                    ---------------
                                                        443,715

FURNITURE & HOUSEHOLD ITEMS 0.6%
International Game Technology              4,000        140,880
Jacuzzi Brands, Inc. *                     1,900         18,677
Newell Rubbermaid, Inc.                    2,600         65,494
Russ Berrie & Co., Inc.                      600          9,120
Virco Manufacturing Corp. *                  400          2,100
                                                    ---------------
                                                        236,271

GAS & OTHER PUBLIC UTILITIES 0.9%
El Paso Corp.                             13,100        157,855
The Williams Cos., Inc.                    5,300        113,367
Waste Management, Inc.                     2,100         74,130
                                                    ---------------
                                                        345,352

GOVERNMENT AIRCRAFT & DEFENSE 0.0%
Innovative Solutions & Support,
  Inc. *                                     100          1,300
HEALTH CARE & HOSPITAL 1.1%
Apria Healthcare Group, Inc. *             1,100         25,278
Array BioPharma, Inc. *                    1,000          9,140
Enzo Biochem, Inc. *                         900         12,150
HCA, Inc.                                  2,600        119,054
Laboratory Corp. of America
  Holdings *                               1,300         76,024
Quest Diagnostics                          1,900         97,470
Tenet Healthcare Corp. *                  10,200         75,276
VistaCare, Inc., Class A *                   500          7,750
                                                    ---------------
                                                        422,142

INFORMATION & SERVICES 1.6%
Accenture Ltd.                             4,500        135,315
Apollo Group, Inc., Class A *              1,400         73,514
Career Education Corp. *                     500         18,865
Charles River Laboratories, Inc. *           900         44,118
Corinthian Colleges, Inc. *                2,000         28,800
Heidrick & Struggles
  International, Inc. *                      500         18,140
Hewitt Associates, Inc., Class A *           800         23,792
iPayment Holdings, Inc. *                    500         21,425
Korn/Ferry International *                 1,100         22,429
Learning Tree International, Inc.
  *                                          500          6,060
Midas, Inc. *                                500         10,935
NetRatings, Inc. *                         1,000         13,250
Paychex, Inc.                              1,500         62,490
Robert Half International, Inc.            1,700         65,637
Total System Services, Inc.                1,200         23,904
Viad Corp.                                 1,500         51,420
                                                    ---------------
                                                        620,094

INSTRUMENTS 2.0%
Align Technology, Inc. *                     900          8,253
Biomet, Inc.                               2,400         85,248

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
Biosite, Inc. *                              500         25,965
C.R. Bard, Inc.                            1,000         67,810
Cytyc Corp. *                              1,800         50,724
Danaher Corp.                              1,000         63,550
I-Flow Corp. *                               600          7,992
II-VI, Inc. *                                300          5,427
Ixia *                                     1,700         24,242
Medtronic, Inc.                            1,100         55,825
North American Scientific, Inc. *            300            705
Regeneration Technologies, Inc. *            800          6,248
St. Jude Medical, Inc. *                   2,900        118,900
Waters Corp. *                               400         17,260
Zimmer Holdings, Inc. *                    3,500        236,600
                                                    ---------------
                                                        774,749

INSURANCE 1.3%
Aspen Insurance Holdings Ltd.              1,500         36,990
CorVel Corp. *                                93          2,048
IPC Holdings Ltd.                            300          8,415
Marsh & McLennan Cos., Inc.                1,200         35,232
Progressive Gaming International
  Corp. *                                    700          6,699
The Progressive Corp.                      2,200        229,372
White Mountains Insurance Group
  Ltd.                                       200        118,900
Willis Group Holdings Ltd.                 1,500         51,390
XL Capital Ltd., Class A                     500         32,055
                                                    ---------------
                                                        521,101

IT HARDWARE 3.8%
Agere Systems, Inc. *                      3,000         45,120
Altera Corp. *                             6,900        142,416
Analog Devices, Inc.                         600         22,974
Applied Materials, Inc.                    8,230        144,107
Avaya, Inc. *                              1,040         11,752
C&D Technologies, Inc.                       700          6,468
Comtech Telecommunications Corp. *           600         17,502
Comverse Technology, Inc. *                2,000         47,060
DDi Corp. *                                  100            804
Intel Corp.                               13,600        263,160
International DisplayWorks, Inc. *           800          5,240
Intervoice, Inc. *                         1,100          9,471
Juniper Networks, Inc. *                   4,500         86,040
KLA-Tencor Corp.                           3,900        188,604
Lattice Semiconductor Corp. *              2,000         13,320
Leadis Technology, Inc. *                    600          3,408
Linear Technology Corp.                    4,300        150,844
Maxim Integrated Products, Inc.            4,300        159,745
Microchip Technology, Inc.                 1,810         65,703
Novatel Wireless, Inc. *                     700          6,265
QLogic Corp. *                             1,000         19,350
Silicon Image, Inc. *                      2,000         20,620
Stoneridge, Inc. *                           700          3,808
Synaptics, Inc. *                            700         15,393
Vyyo, Inc. *                                 400          2,904
Xilinx, Inc.                               2,000         50,920
                                                    ---------------
                                                      1,502,998

                         See the accompanying notes to the financial statements. 104 Laudus Trust Annual Report

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
LAND & WATER TRANSPORTATION 0.6%
Heartland Express, Inc.                    1,600         34,864
Royal Caribbean Cruises, Ltd.                800         33,616
Trailer Bridge, Inc. *                       400          3,738
United Parcel Service, Inc., Class
  B                                        2,300        182,574
                                                    ---------------
                                                        254,792

METAL PRODUCTS & MACHINERY 2.0%
Actuant Corp., Class A                       600         36,732
Ball Corp.                                 1,100         48,213
General Electric Co.                      11,200        389,536
Global Power Equipment Group, Inc.
  *                                        1,200          4,620
GrafTech International, Ltd. *             2,000         12,200
Illinois Tool Works, Inc.                  1,900        182,989
ITT Industries, Inc.                         900         50,598
Littelfuse, Inc. *                           400         13,652
Ultralife Batteries, Inc. *                  400          5,140
Zebra Technologies Corp., Class A
  *                                        1,200         53,664
                                                    ---------------
                                                        797,344

MISCELLANEOUS FINANCE 0.4%
CKX, Inc. *                                1,900         24,833
eSPEED, Inc., Class A *                    1,300         10,361
First Albany Companies, Inc. *               500          2,815
The Bear Stearns Co., Inc.                 1,000        138,700
                                                    ---------------
                                                        176,709
OIL & COAL RESOURCES 0.4%
Bill Barrett Corp. *                       1,000         32,590
Double Eagle Petroleum Co. *                 300          5,511
FX Energy, Inc. *                            900          4,707
Massey Energy Co.                          1,400         50,498
Petroleum Development Corp. *                500         22,680
The Houston Exploration Co. *                700         36,890
                                                    ---------------
                                                        152,876

OIL DISTRIBUTION 0.1%
Cheniere Energy, Inc. *                      590         23,936
World Fuel Services Corp.                    700         28,308
                                                    ---------------
                                                         52,244

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 1.2%
Eastman Kodak Co.                          5,200        147,888
Lexmark International, Inc., Class
  A *                                      1,500         68,070
Metrologic Instruments, Inc. *               600         13,878
NCR Corp. *                                  800         33,432
Network Appliance, Inc. *                  6,200        223,386
X-Rite, Inc.                                  70            930
                                                    ---------------
                                                        487,584

PUBLISHING, BROADCASTING & CINEMA 2.2%
Clear Channel Communications, Inc.
  *                                        4,600        133,446
Dow Jones & Co., Inc.                        400         15,720
Interpublic Group of Cos., Inc. *          5,100         48,756
Omnicom Group, Inc.                        1,100         91,575
R.H. Donnelley Corp. *                       700         40,761

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
Sirius Satellite Radio, Inc. *            12,800         65,024
Spanish Broadcasting System, Class
  A *                                      1,400          7,742
The E.W. Scripps Co., Class A              1,500         67,065
The McGraw-Hill Cos., Inc.                 2,880        165,946
The New York Times Co., Class A            1,100         27,841
Washington Post, Class B                     120         93,210
XM Satellite Radio Holdings, Inc.,
  Class A *                                3,900         86,853
Young Broadcasting, Inc., Class A
  *                                          400          1,360
                                                    ---------------
                                                        845,299

REAL ESTATE DEVELOPMENT 0.2%
Florida East Coast Industries,
  Class A                                    700         37,730
Stewart Enterprises, Inc., Class A         2,800         15,988
Thomas Properties Group, Inc.                900         12,249
Wilshire Enterprises, Inc. *                 300          2,535
                                                    ---------------
                                                         68,502

REAL ESTATE INVESTMENT TRUSTS 1.7%
AvalonBay Communities, Inc.                  700         76,370
Boston Properties, Inc.                    1,200        111,900
Equity Residential                         1,340         62,699
Kimco Realty Corp.                         1,800         73,152
Plum Creek Timber Co., Inc.                2,000         73,860
ProLogis                                   2,100        112,350
Simon Property Group, Inc.                 1,700        143,038
                                                    ---------------
                                                        653,369

RESTAURANTS, HOTELS & THEATERS 1.6%
Buca, Inc. *                                 600          3,042
CKE Restaurants, Inc.                      1,400         24,360
Hilton Hotels Corp.                        3,500         89,110
Las Vegas Sands Corp. *                    2,900        164,314
MGM Mirage *                               2,700        116,343
Nevada Gold & Casinos, Inc. *                300          2,817
Ruby Tuesday, Inc.                           800         25,664
Starbucks Corp. *                          5,400        203,256
                                                    ---------------
                                                        628,906

RETAIL 4.4%
99 Cents Only Stores *                       400          5,424
Amazon.com, Inc. *                         6,500        237,315
Bed, Bath & Beyond, Inc. *                 2,600         99,840
CarMax, Inc. *                             1,600         52,288
Costco Wholesale Corp.                     2,900        157,064
eBay, Inc. *                               8,700        339,822
Finlay Enterprises, Inc. *                   300          3,078
Kohl's Corp. *                               200         10,602
PETCO Animal Supplies, Inc. *                900         21,213
The Kroger Co.                             6,400        130,304
The TJX Cos., Inc.                         2,000         49,640
Tiffany & Co.                              3,000        112,620
Wal-Mart Stores, Inc.                      8,900        420,436
Whole Foods Market, Inc.                   1,490         98,996
                                                    ---------------
                                                      1,738,642

See the accompanying notes to the financial statements.
                                                Laudus Trust Annual Report   105

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

SHORT POSITIONS continued

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
SOAPS & COSMETICS 1.1%
Avon Products, Inc.                        4,030        125,615
Chattem, Inc. *                              600         22,590
Church & Dwight Co., Inc.                  1,100         40,612
Clorox Co.                                 1,400         83,790
Ecolab, Inc.                               1,700         64,940
Procter & Gamble Co.                       1,930        111,207
                                                    ---------------
                                                        448,754

SOFTWARE 3.7%
ActivIdentity Corp. *                        800          3,352
Activision, Inc. *                         4,200         57,918
Adobe Systems, Inc. *                      4,200        146,664
Altiris, Inc. *                              500         11,005
Amdocs Ltd. *                              1,900         68,514
Autobytel, Inc. *                            800          3,856
Automatic Data Processing, Inc.            4,200        191,856
Borland Software Corp. *                   2,100         11,340
CoStar Group, Inc. *                         500         25,945
Dendrite International, Inc. *             1,100         15,015
DocuCorp International, Inc. *               300          2,478
Electronic Arts, Inc. *                    2,500        136,800
Innotrac Corp. *                             300          1,167
Intergraph Corp. *                           614         25,579
Kronos, Inc. *                               600         22,434
Microsoft Corp.                           13,690        372,505
NAVTEQ Corp. *                             1,100         55,715
Oracle Corp. *                             9,400        128,686
Packeteer, Inc. *                            900         10,440
Phoenix Technologies, Ltd. *                 700          4,746

                                      NUMBER OF        VALUE
SECURITY                               SHARES           ($)
Seachange International, Inc. *              700          5,439
Symantec Corp. *                           3,900         65,637
TIBCO Software, Inc. *                     3,600         30,096
Unisys Corp. *                             5,800         39,962
                                                    ---------------
                                                      1,437,149

TEXTILES & APPAREL 0.5%
Cintas Corp.                               3,100        132,122
K-Swiss, Inc., Class A                       900         27,126
Nike, Inc., Class B                          500         42,550
                                                    ---------------
                                                        201,798

WHOLESALE 1.3%
AmerisourceBergen Corp.                      200          9,654
Cardinal Health, Inc.                      1,700        126,684
Fisher Scientific International,
  Inc. *                                     500         34,025
NuCo2, Inc. *                                 50          1,587
Patterson Cos., Inc. *                     2,700         95,040
Strategic Distribution, Inc. *                96            865
Sysco Corp.                                5,800        185,890
United Natural Foods, Inc. *                 900         31,473
Ventiv Health, Inc. *                        700         23,254
                                                    ---------------
                                                        508,472
                                                     --------------
                                                     17,646,179
                                                     --------------
TOTAL SHORT SALES (PROCEEDS $32,940,668) - 91.5%
                                                     35,814,949
--------------
END OF SHORT SALE POSITIONS.

*  Non-income producing security.

                         See the accompanying notes to the financial statements. 106 Laudus Trust Annual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND (A)

PORTFOLIO HOLDINGS as of March 31, 2006

                                          COST           VALUE
HOLDINGS BY CATEGORY                      ($)             ($)
------------------------------------------------------------------
 94.4%     COMMON STOCK                189,778,958     238,030,095
   --%     RIGHTS                                0               0
  5.4%     SHORT-TERM INVESTMENT        13,646,174      13,646,174
------------------------------------------------------------------
 99.8%     TOTAL INVESTMENTS           203,425,132     251,676,269
(93.3)%    SHORT SALES                (221,138,380)   (235,322,163)
 93.2%     DEPOSITS WITH BROKER AND
           CUSTODIAN BANK FOR
           SECURITIES SOLD SHORT       235,113,477     235,113,477
  0.3%     OTHER ASSETS AND
           LIABILITIES                                     822,468
------------------------------------------------------------------
100.0%     NET ASSETS                                  252,290,051

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
COMMON STOCK 94.4% OF NET ASSETS

AGRICULTURE, FOOD & BEVERAGE 1.9%
-----------------------------------------------------------------
American Italian Pasta Co.,
  Class A                              14,500          90,770
Cagle's, Inc., Class A *                  540           3,769
Diedrich Coffee, Inc. *                   100             465
Flowers Foods, Inc.                    13,755         408,523
Hansen Natural Corp. *                  2,208         278,318
J & J Snack Foods Corp.                 3,800         127,642
Kraft Foods, Inc., Class A             29,920         906,875
Lance, Inc.                            11,591         260,798
National Beverage Corp. *               6,800          78,676
Penford Corp.                           1,036          16,659
PepsiAmericas, Inc.                    30,180         737,901
Seaboard Corp.                            300         478,200
Seneca Foods Corp., Class B *           3,200          63,760
Tasty Baking Co.                        6,850          54,800
The Andersons, Inc.                     4,578         358,137
The Hain Celestial Group, Inc. *       11,752         307,785
The Pepsi Bottling Group, Inc.         17,245         524,076
                                                  ---------------
                                                    4,697,154

AIRLINES 1.1%
-----------------------------------------------------------------
Air Methods Corp. *                     1,130          33,380
AirNet Systems, Inc. *                  8,100          28,269
Alaska Air Group, Inc. *               18,460         654,407
Macquaire Infrastructure Co.
  Trust                                10,240         332,800
Mesa Air Group, Inc. *                     70             801
PHI, Inc. *                             3,100         113,832
Republic Airways Holdings, Inc.
  *                                    11,634         172,299
SkyWest, Inc.                          44,300       1,296,661
                                                  ---------------
                                                    2,632,449

AUTOS 2.0%
-----------------------------------------------------------------
Aftermarket Technology Corp. *          5,132         116,035
Autoliv, Inc.                          28,930       1,636,859
Oshkosh Truck Corp.                    35,500       2,209,520
R&B, Inc. *                             1,972          20,213
Sequa Corp., Class A *                  1,840         179,952
Spartan Motors, Inc.                    4,304          49,496
Strattec Security Corp. *                 500          18,645
Supreme Industries, Inc., Class
  A                                     2,300          17,089

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Sypris Solutions, Inc.                  7,410          69,876
TRW Automotive Holdings Corp. *        29,855         695,622
                                                  ---------------
                                                    5,013,307

BANKS & CREDIT INSTITUTIONS 3.6%
-----------------------------------------------------------------
1st Independence Financial
  Group, Inc.                              60           1,083
Accredited Home Lenders Holding
  Co. *                                11,897         608,888
Advanta Corp., Class A                 18,352         625,620
Ameriana Bancorp                          299           3,887
American National Bankshares,
  Inc.                                  4,800         112,752
Ameris Bancorp                          2,447          56,917
Berkshire Bancorp, Inc.                 5,700          94,677
Berkshire Hills Bancorp, Inc.           1,668          58,280
Beverly Hills Bancorp, Inc.             6,210          65,826
BOE Financial Services of
  Virginia, Inc.                          455          15,711
Britton & Koontz Capital Corp.            200           4,626
Brunswick Bancorp *                       120           1,548
Capital Crossing Bank *                   200           6,372
Capitol Bancorp Ltd.                    2,000          93,500
Cardinal Financial Corp.               15,820         214,045
Carver Bancorp, Inc.                      200           3,401
Central Bancorp, Inc.                     450          12,960
Centrue Financial Corp. *                 200           5,152
CFS Bancorp, Inc.                         905          13,557
Citizens First Bancorp, Inc.              200           5,652
Codorus Valley Bancorp, Inc.            2,322          47,601
Community Bank Shares of
  Indiana, Inc.                         2,209          50,940
Community Capital Corp.                   480          11,515
Community Financial Corp.               1,800          39,960
Community Shores Bank Corp. *              10             119
Community West Bancshares                 808          11,417
CompuCredit Corp. *                    10,040         369,572
Consumer Portfolio Services,
  Inc. *                                1,100           8,998
Corus Bankshares, Inc.                 12,174         723,623
Cowlitz Bancorp *                         100           1,372
Delta Financial Corp.                   7,260          69,333
Dollar Financial Corp. *               13,127         233,398
Electronic Clearing House, Inc.
  *                                     5,380          68,595
Federal Agricultural Mortgage
  Corp., Class C                        6,730         197,997
Fidelity Southern Corp.                   510           9,078
Financial Institutions, Inc.            3,572          67,475
First Bancshares, Inc.                    200           3,440
First BancTrust Corp.                     400           4,770
First Capital, Inc.                     1,384          28,580
First Citizens BancShares, Inc.,
  Class A                                 500          96,500
First Defiance Financial Corp.          1,268          33,399
First Federal Bancshares of
  Arkansas, Inc.                           40           1,030
First Federal Bancshares, Inc.            600          10,956
First Federal Bankshares, Inc.            100           2,260
First Financial Holdings, Inc.            400          12,680
First Financial Service Corp.             100           2,999
First Keystone Finl, Inc.                 600          11,673

See the accompanying notes to the financial statements.
                                                Laudus Trust Annual Report   107

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND (A)

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
First M&F Corp.                            21             731
First Mariner Bancorp, Inc. *           2,181          41,832
First Merchants Corp.                     211           5,596
First National Lincoln Corp.            3,124          54,904
First Place Financial Corp.             3,045          75,516
First United Corp.                      2,375          54,221
First West Virginia Bancorp,
  Inc.                                     10             191
FirstFed Financial Corp. *             11,070         662,097
FMS Financial Corp.                        10             188
FNB Corp. of North Carolina             4,730          96,587
FNB Corp. of Virginia                     100           3,398
Franklin Bank Corp. *                  14,614         281,027
Guaranty Federal Bancshares,
  Inc.                                     10             303
Habersham Bancorp                       1,250          28,750
Heartland Financial USA, Inc.             120           2,832
HF Financial Corp.                        700          13,174
Hopfed Bancorp, Inc.                       60             959
Horizon Bancorp                         2,800          84,700
Integra Bank Corp.                        624          14,265
Intervest Bancshares Corp. *            2,930         105,890
ITLA Capital Corp.                      4,600         221,812
Lakeland Financial Corp.                  100           4,675
Leesport Financial Corp.                4,250         110,415
Lincoln Bancorp                             8             150
LSB Financial Corp.                     1,433          40,840
MASSBANK Corp.                            400          13,156
Meta Financial Group, Inc.              1,100          25,113
MFB Corp.                                 600          18,030
MidWestOne Financial Group, Inc.        3,100          61,380
NBC Capital Corp.                       4,230          96,994
NewMil Bancorp, Inc.                      100           2,965
North Central Bancshares, Inc.          1,867          73,784
North Valley Bancorp                    2,800          50,288
Northrim BanCorp, Inc.                  1,000          24,000
Northway Financial, Inc.                  400          15,296
OceanFirst Financial Corp.              1,100          26,950
Pacific Premier Bancorp, Inc. *           400           4,692
Pamrapo Bancorp, Inc.                     100           2,080
Pinnacle Bancshares, Inc.                 100           1,450
Provident Financial Holdings,
  Inc.                                  2,799          91,247
PSB Bancorp, Inc. *                     3,800          47,386
Renasant Corp.                            249           9,198
Republic First Bancorp, Inc. *          4,969          72,945
River Valley Bancorp                      393           7,381
Simmons First National Corp.,
  Class A                               1,824          54,282
South Street Financial Corp.              100             940
TD Banknorth, Inc.                     45,550       1,336,892
TF Financial Corp.                      2,400          72,000
Tower Financial Corp.                     300           5,107
Union Financial Bancshares, Inc.           50             862
UnionBanCal Corp.                       4,100         287,656
Unionbancorp, Inc.                      1,390          29,190
United Bancorp, Inc., Ohio                445           4,895
United Bancshares, Inc.                    10             164
United Community Financial Corp.        4,173          50,577
United Financial Corp.                    500          11,250
United Security Bancshares, Inc.        4,819         129,101
Unity Bancorp, Inc.                     2,581          41,425
Wainwright Bank & Trust Co.             4,611          47,954
Washington Savings Bank, F.S.B.
  *                                     6,200          51,770

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Whitney Holding Corp.                   2,216          78,579
WSFS Financial Corp.                    4,300         270,169
                                                  ---------------
                                                    9,145,935

BASIC MINERALS & METALS 5.0%
-----------------------------------------------------------------
A.M. Castle & Co.                       2,870          84,665
Aleris International, Inc. *           15,180         729,703
Allegheny Technologies, Inc.           51,560       3,154,441
Commercial Metals Co.                  15,730         841,398
CommScope, Inc. *                      34,470         984,118
Freeport-McMoran Copper & Gold,
  Inc., Class B                         8,490         507,447
Gibraltar Industries, Inc.                200           5,892
L.B. Foster Co., Class A *                100           1,943
Maverick Tube Corp. *                   2,280         120,817
Mueller Industries, Inc.                9,137         326,100
NS Group, Inc. *                       12,190         561,106
Olympic Steel, Inc.                     5,500         165,990
Phelps Dodge Corp.                     11,830         952,670
Precision Castparts Corp.              16,293         967,804
Ryerson Tull, Inc.                     13,000         347,880
Southern Copper Corp.                  14,870       1,256,218
Superior Essex, Inc. *                  3,857          98,122
Synalloy Corp. *                        2,600          38,974
Titanium Metals Corp. *                   820          39,811
Universal Stainless & Alloy
  Products, Inc. *                      1,399          35,954
Walter Industries, Inc.                20,360       1,356,383
                                                  ---------------
                                                   12,577,436

BEER, LIQUOR, & TOBACCO 0.1%
-----------------------------------------------------------------
MGP Ingredients, Inc.                  12,380         200,556

BIOTECHNOLOGY 0.7%
-----------------------------------------------------------------
Digene Corp. *                         12,800         500,480
Harvard Bioscience, Inc. *             26,500         116,335
Invitrogen Corp. *                      1,010          70,831
MedImmune, Inc. *                      31,241       1,142,796
                                                  ---------------
                                                    1,830,442

CELLULAR & WIRELESS 0.0%
-----------------------------------------------------------------
Telephone & Data Systems, Inc.          2,000          78,880

CHEMICALS & RUBBER 1.3%
-----------------------------------------------------------------
A. Schulman, Inc.                      13,817         341,971
American Pacific Corp. *                  600           5,508
Arch Chemicals, Inc.                    9,660         293,664
Bairnco Corp.                           3,100          33,139
FMC Corp.                               8,110         502,658
H.B. Fuller Co.                           300          15,402
ICO, Inc. *                             3,340          16,700
Innospec, Inc.                         10,400         266,552
LESCO, Inc. *                              20             342
NewMarket Corp.                         4,910         233,667
PolyOne Corp. *                        62,160         579,331
Stepan Co.                              1,700          50,235
The Scotts Miracle-Gro Co.,
  Class A                              12,190         557,814
Westlake Chemical Corp.                 9,700         335,135
                                                  ---------------
                                                    3,232,118

                         See the accompanying notes to the financial statements. 108 Laudus Trust Annual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND (A)

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
COMMERCIAL AIRCRAFT & COMPONENTS 0.4%
-----------------------------------------------------------------
BE Aerospace, Inc. *                   32,290         811,125
Ladish Co., Inc. *                      3,000          86,910
                                                  ---------------
                                                      898,035

COMMUNICATIONS UTILITIES 0.8%
-----------------------------------------------------------------
A.D.A.M., Inc. *                        7,046          49,674
Atlantic Tele-Network, Inc.             2,900         165,300
CT Communications, Inc.                14,797         201,091
D&E Communications, Inc.                9,179         103,172
Discovery Holding Co., Class A *          710          10,650
Earthlink, Inc. *                      20,840         199,022
General Communication, Inc.,
  Class A *                            29,937         361,938
Gilat Satellite Networks Ltd. *        19,041         112,723
Golden Telecom, Inc.                    3,472         104,334
Hector Communications Corp.             2,100          62,370
Playboy Enterprises, Inc., Class
  A *                                  21,500         271,760
SumTotal Systems, Inc. *               17,400          87,870
The Knot, Inc. *                          460           8,326
Vignette Corp. *                       21,775         321,181
                                                  ---------------
                                                    2,059,411

CONSTRUCTION & HOMEBUILDING 2.4%
-----------------------------------------------------------------
Beazer Homes USA, Inc.                 28,700       1,885,590
Brookfield Homes Corp.                  2,380         123,427
California Coastal Communities,
  Inc. *                                  590          21,889
Champion Enterprises, Inc. *            1,040          15,558
Comfort Systems USA, Inc.               4,500          60,750
Comstock Homebuilding Cos.,
  Inc., Class A *                         300           3,303
Insituform Technologies, Inc.,
  Class A *                            19,100         508,060
Lennar Corp., Class A                  35,645       2,152,245
M.D.C. Holdings, Inc.                   7,136         458,916
MasTec, Inc. *                         24,510         347,307
Meadow Valley Corp. *                   3,380          41,675
Palm Harbor Homes, Inc. *               8,200         175,726
Perini Corp. *                            960          29,155
Skyline Corp.                             600          24,828
Technical Olympic USA, Inc.               270           5,495
The Ryland Group, Inc.                  2,780         192,932
                                                  ---------------
                                                    6,046,856

CONSTRUCTION MATERIALS 1.1%
-----------------------------------------------------------------
Ameron International Corp.              1,500         109,845
Continental Materials Corp. *             800          23,240
Eagle Materials, Inc.                  35,100       2,237,976
Oil-Dri Corp. of America                  870          17,400
Rock of Ages Corp. *                    6,600          32,868
U.S. Concrete, Inc. *                  10,200         147,492
Vulcan Materials Co.                    1,000          86,650
                                                  ---------------
                                                    2,655,471

CONSUMER DURABLES 0.1%
-----------------------------------------------------------------
Thor Industries, Inc.                   3,700         197,432
Universal Electronics, Inc. *           3,009          53,259
                                                  ---------------
                                                      250,691

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

DRUGS & PHARMACEUTICALS 2.6%
-----------------------------------------------------------------
Alpharma, Inc., Class A                27,980         750,424
Celgene Corp. *                        73,438       3,247,428
Dade Behring Holdings, Inc.             3,935         140,519
E-Z-EM, Inc. *                          3,300          73,887
Endo Pharmaceutical Holdings,
  Inc. *                               36,349       1,192,611
First Horizon Pharmaceutical
  Corp. *                                 610          15,378
Geopharma, Inc. *                       7,800          33,874
Matrixx Initiatives, Inc. *             8,100         188,730
Metabasis Therapeutics, Inc. *         15,700         142,713
Natural Alternative
  International, Inc. *                   210           1,709
Nature's Sunshine Products, Inc.        6,850          85,625
Schiff Nutrition International,
  Inc. *                                3,400          20,332
United Therapeutics Corp. *             7,562         501,209
United-Guardian, Inc.                     100             980
ViroPharma, Inc. *                     19,627         249,263
                                                  ---------------
                                                    6,644,682

ELECTRIC UTILITIES 1.8%
-----------------------------------------------------------------
Alliant Energy Corp.                   63,500       1,998,345
CH Energy Group, Inc.                     700          33,600
DTE Energy Co.                         25,800       1,034,322
Duquesne Light Holdings, Inc.          13,210         217,965
Florida Public Utilites Co.             1,800          25,470
Green Mountain Power Corp.              1,600          46,224
UIL Holdings Corp.                        710          37,169
Unitil Corp.                            1,000          26,110
Westar Energy, Inc.                    32,570         677,782
Xcel Energy, Inc.                      18,230         330,874
                                                  ---------------
                                                    4,427,861

FINANCIAL INVESTMENTS 0.5%
-----------------------------------------------------------------
California First National
  Bancorp                               3,243          46,894
Electro Rent Corp. *                    4,794          81,498
ePlus, Inc. *                           4,289          61,032
First Niles Financial, Inc.                99           1,554
InterDigital Communications
  Corp. *                              17,490         428,855
Jackson Hewitt Tax Service, Inc.        3,260         102,951
MCG Capital Corp.                      16,606         234,311
PICO Holdings, Inc. *                   2,950          97,025
The Enstar Group, Inc. *                  250          22,435
Universal Compression Holdings,
  Inc. *                                2,280         115,528
Willis Lease Finance Corp. *            6,630          74,256
                                                  ---------------
                                                    1,266,339

FOREST PRODUCTS & PAPER 0.6%
-----------------------------------------------------------------
Cenveo, Inc. *                         19,750         327,455
DSG International Ltd. *                2,550          14,025
Glatfelter                             32,390         593,709
Lydall, Inc. *                         11,320         109,238
Mod-Pac Corp. *                         3,000          34,800
Nashua Corp. *                            220           1,870
Sonoco Products Co.                     3,440         116,513
Universal Forest Products, Inc.         5,188         329,386
                                                  ---------------
                                                    1,526,996

See the accompanying notes to the financial statements.
                                                Laudus Trust Annual Report   109

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND (A)

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
FURNITURE & HOUSEHOLD ITEMS 3.0%
-----------------------------------------------------------------
A.T. Cross Co., Class A *                 100             575
Aldila, Inc.                            3,923         130,244
American Biltrite, Inc. *                 710           8,151
American Locker Group, Inc. *           1,390           6,741
Atlantis Plastics, Inc., Class A
  *                                       420           3,961
AZZ, Inc. *                             4,380         107,748
Bassett Furniture Industries,
  Inc.                                  4,350          86,782
Callaway Golf Co.                      35,030         602,516
Central Garden & Pet Co. *             13,500         717,390
Channell Commercial Corp. *             6,123          30,615
Chase Corp.                             1,600          24,000
Chromcraft Revington, Inc. *              820          11,037
Communications Systems, Inc.            4,100          43,255
Craftmade International, Inc.           2,020          37,350
Cybex International, Inc. *            13,200          88,044
Ethan Allen Interiors, Inc.            23,090         970,242
Genlyte Group, Inc. *                   2,306         157,131
Hooker Furniture Corp.                  1,100          20,790
JAKKS Pacific, Inc. *                   4,296         114,875
La-Z-Boy, Inc.                         32,390         550,630
Mity Enterprises, Inc. *                  564          10,992
Movado Group, Inc.                     14,500         334,660
Myers Industries, Inc.                  1,136          18,165
National Presto Industries, Inc.          400          19,668
Raven Industries, Inc.                     92           3,598
Stanley Furniture Co., Inc.            10,300         301,275
Steelcase, Inc., Class A               49,300         887,400
Summa Industries                          204           2,081
The Lamson & Sessions Co. *             6,410         178,390
Thomas & Betts Corp. *                 37,210       1,911,850
Tredegar Corp.                         15,220         242,150
                                                  ---------------
                                                    7,622,306

GAS & OTHER PUBLIC UTILITIES 0.7%
-----------------------------------------------------------------
BIW Ltd.                                  300           5,859
California Water Service Group          2,720         122,536
Chesapeake Utilities Corp.              1,070          33,427
Middlesex Water Co.                       500           9,470
Nicor, Inc.                            16,070         635,729
SJW Corp.                               8,380         225,003
Southwest Water Co.                     7,345         117,079
Synagro Technologies, Inc.              2,580          12,900
The Laclede Group, Inc.                16,300         561,046
Waste Industries USA, Inc.              5,030         109,000
                                                  ---------------
                                                    1,832,049

GOVERNMENT AIRCRAFT & DEFENSE 0.3%
-----------------------------------------------------------------
Aerosonic Corp. *                       1,490          12,740
Herley Industries, Inc. *              10,500         219,240
I.D. Systems, Inc. *                    6,700         167,500
Todd Shipyards Corp.                      820          25,477
United Industrial Corp.                 5,290         322,320
                                                  ---------------
                                                      747,277

HEALTH CARE & HOSPITAL 1.8%
-----------------------------------------------------------------
Allied Healthcare International,
  Inc. *                               18,760          90,986
Almost Family, Inc. *                   1,900          34,200
American Shared Hospital
  Services                              3,300          22,275

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Bio-Reference Laboratories, Inc.
  *                                     3,008          54,264
Gentiva Health Services, Inc. *         1,640          29,864
Health Net, Inc. *                     27,460       1,395,517
IntegraMed America, Inc. *              3,700          42,735
Lincare Holdings, Inc. *                  485          18,896
Manor Care, Inc.                       24,040       1,066,174
MedCath Corp. *                         4,280          81,834
MEDTOX Scientific, Inc. *               2,990          27,687
National Dentex Corp. *                   130           3,020
National Healthcare Corp.                 100           4,008
National Home Health Care Corp.         5,244          56,163
Pediatric Services of America,
  Inc. *                                  254           3,569
Pediatrix Medical Group, Inc. *        13,840       1,420,538
Res-Care, Inc. *                        2,269          41,704
Solexa, Inc. *                          3,300          32,934
                                                  ---------------
                                                    4,426,368

INFORMATION & SERVICES 5.0%
-----------------------------------------------------------------
Ablest, Inc. *                          2,100          19,950
ABM Industries, Inc.                    9,180         175,981
American Retirement Corp. *             3,680          94,282
Bioanalytical Systems, Inc. *           2,200          13,860
Capital Title Group, Inc.              17,700         136,467
Carriage Services, Inc. *              10,540          50,592
Cass Information Systems, Inc.            660          23,555
CBIZ, Inc. *                            1,760          14,080
CDI Corp.                               9,789         281,630
CheckFree Corp. *                      43,400       2,191,700
Convergys Corp. *                      39,390         717,292
Corrections Corp. of America *          4,630         209,276
CPI Corp.                               4,550          92,820
Ecology & Environment, Inc.             2,630          27,247
Expedia, Inc. *                        98,619       1,999,007
Exponent, Inc. *                        7,000         221,550
Forrester Research, Inc. *              6,545         146,084
Franklin Covey Co. *                    8,690          68,130
Hallwood Group, Inc. *                    600          86,850
Henry Bros. Electronics, Inc. *         1,310           8,318
Horizon Health Corp. *                    332           6,574
Hudson Highland Group, Inc. *           2,553          48,354
ICT Group, Inc. *                       1,395          37,944
Kelly Services, Inc., Class A          12,577         341,717
Kendle International, Inc. *            5,100         172,380
Kforce, Inc. *                         24,800         316,200
Layne Christensen Co. *                 5,500         184,360
Mac-Gray Corp. *                        2,300          27,278
Manpower, Inc.                          2,080         118,934
MAXIMUS, Inc.                           4,900         176,302
Michael Baker Corp. *                   2,420          68,559
Monro Muffler Brake, Inc.               8,550         317,547
MPS Group, Inc. *                      49,790         761,787
National Technical Systems, Inc.
  *                                     1,350           8,100
NCO Group, Inc. *                       5,757         136,729
Nobel Learning Communities, Inc.
  *                                        40             383
Opinion Research Corp. *                4,600          27,462
PAREXEL International Corp. *          17,369         459,236
Pharmaceutical Product
  Development, Inc. (PPD)              17,280         598,061
RCM Technologies, Inc. *                  998           6,447
RemedyTemp, Inc., Class A *               756           9,261

                         See the accompanying notes to the financial statements. 110 Laudus Trust Annual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND (A)

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Rotech Healthcare, Inc. *              19,600         284,396
SOURCECORP, Inc. *                      6,634         159,946
SRI/Surgical Express, Inc. *              100             589
TeleTech Holdings, Inc. *              26,450         293,859
The Dun & Bradstreet Corp. *            9,760         748,397
URS Corp. *                            11,160         449,190
Vertrue, Inc. *                         2,004          83,767
Volt Information Sciences, Inc.
  *                                     6,400         195,584
West Corp. *                              478          21,347
                                                  ---------------
                                                   12,639,361

INSTRUMENTS 5.1%
-----------------------------------------------------------------
Allied Healthcare Products, Inc.
  *                                     1,442           8,681
American Science & Engineering,
  Inc. *                                  552          51,557
Arthrocare Corp. *                     16,153         772,436
Astro-Med, Inc.                           808           8,807
Badger Meter, Inc.                      2,510         143,020
Bio-Rad Laboratories, Inc.,
  Class A *                             2,010         125,324
Bruker BioSciences Corp. *             11,662          62,975
Candela Corp. *                        17,000         367,200
Checkpoint Systems, Inc. *             20,240         544,051
Coherent, Inc. *                       15,885         557,722
Datascope Corp.                         6,644         262,837
DJ Orthopedics, Inc. *                 14,840         590,038
Edwards Lifesciences Corp. *           29,500       1,283,250
Embrex, Inc. *                          1,300          16,315
Encore Medical Corp. *                  5,042          25,815
Escalon Medical Corp. *                 4,200          19,572
Esterline Technologies Corp. *          7,400         316,350
Frequency Electronics, Inc.               160           2,240
Illumina, Inc. *                        8,012         190,285
Iridex Corp. *                          1,620          19,829
K-Tron International, Inc. *            2,300         111,964
Kewaunee Scientific Corp.               1,840          16,523
LeCroy Corp. *                         10,300         161,195
Mesa Laboratories, Inc.                   100           1,411
Mettler-Toledo International,
  Inc. *                                  100           6,034
Misonix, Inc. *                           100             678
MOCON, Inc.                             4,800          43,296
Molecular Devices Corp. *               5,090         168,784
New Brunswick Scientific Co.,
  Inc. *                                  110             939
O.I. Corp. *                              100           1,419
Oakley, Inc.                            2,860          48,677
Orthofix International NV *             2,536         100,984
OSI Systems, Inc. *                    12,500         264,125
Perceptron, Inc. *                      7,500          63,825
PerkinElmer, Inc.                      85,100       1,997,297
Schmitt Industries, Inc. *                 98             655
SonoSite, Inc. *                       10,200         414,528
Span-America Medical Systems,
  Inc.                                  2,300          30,130
Steris Corp.                           34,200         844,056
Teleflex, Inc.                         23,200       1,661,816
Thoratec Corp. *                       34,500         664,815
Tollgrade Communications, Inc. *        8,976         133,563
Viasys Healthcare, Inc. *              20,700         622,656
Vicon Industries, Inc. *                  280             896

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
ZEVEX International, Inc. *               100           1,447
Zygo Corp. *                           13,160         214,771
                                                  ---------------
                                                   12,944,788

INSURANCE 5.0%
-----------------------------------------------------------------
American Financial Group, Inc.          7,900         328,719
American National Insurance Co.         3,081         345,318
American Physicians Capital,
  Inc. *                                1,100          52,800
American Safety Insurance
  Holdings Ltd. *                       4,900          81,879
AmerUs Group Co.                        2,700         162,648
Arch Capital Group Ltd. *              27,719       1,600,495
Arthur J. Gallagher & Co.              39,130       1,088,205
Ceres Group, Inc. *                     1,880          10,378
CNA Financial Corp. *                  29,249         931,288
EMC Insurance Group, Inc.                 500          13,935
FPIC Insurance Group, Inc. *            9,000         340,200
HCC Insurance Holdings, Inc.           13,220         460,056
Kansas City Life Insurance Co.            310          15,884
Max Re Capital Ltd.                    41,092         977,990
Medical Resources, Inc.
  (c)(d)(e)                               112              --
MBIA, Inc.                                 53           3,187
Meadowbrook Insurance Group,
  Inc. *                                1,120           7,840
MGIC Investment Corp.                     460          30,650
National Financial Partners
  Corp.                                13,330         753,412
National Western Life Insurance
  Co., Class A *                          950         220,675
NYMAGIC, Inc.                           1,790          53,396
Old Republic International Corp.       13,350         291,297
Philadelphia Consolidated
  Holding Corp. *                      17,493         597,211
Presidential Life Corp.                   855          21,726
Protective Life Corp.                   4,600         228,804
Radian Group, Inc.                     22,300       1,343,575
Reinsurance Group of America,
  Inc.                                 20,600         974,174
RTW, Inc. *                               100           1,057
Scottish Re Group Ltd.                 31,480         781,019
Selective Insurance Group, Inc.           400          21,200
Unico American Corp. *                  2,900          27,840
United America Indemnity Ltd.,
  Class A *                            11,055         253,159
UnumProvident Corp.                     7,000         143,360
USI Holdings Corp. *                   22,560         363,893
Wesco Financial Corp.                     300         119,700
                                                  ---------------
                                                   12,646,970

INTEGRATED OIL COMPANIES 0.0%
-----------------------------------------------------------------
Marathon Oil Corp.                        263          20,033

IT HARDWARE 6.2%
-----------------------------------------------------------------
Advanced Energy Industries, Inc.
  *                                     5,000          70,650
Advanced Power Technology, Inc.
  *                                     2,460          36,088
American Technical Ceramics
  Corp. *                               4,840          70,180
Anaren, Inc. *                          1,040          20,249
Applied Innovation, Inc. *              9,220          39,554
Arris Group, Inc. *                    69,937         962,333
BTU International, Inc. *                 900          14,787

See the accompanying notes to the financial statements.
                                                Laudus Trust Annual Report   111

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND (A)

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
CalAmp Corp. *                         17,933         210,533
Cobra Electronics Corp. *               6,980          73,918
CTS Corp.                              25,680         343,598
Diodes, Inc. *                          4,294         178,201
DSP Group, Inc. *                       7,600         220,476
EMS Technologies, Inc. *                7,841         141,373
Emulex Corp. *                            230           3,931
Espey Manufacturing &
  Electronics Corp.                     1,200          19,020
Exar Corp. *                           26,820         382,990
Glenayre Technologies, Inc. *           3,344          17,556
Globecomm Systems, Inc. *               5,700          42,180
Harris Corp.                           33,300       1,574,757
Imation Corp.                          12,280         526,935
Integrated Device Technology,
  Inc. *                                6,190          91,983
Intersil Corp., Class A                16,546         478,510
IXYS Corp. *                           19,749         182,086
Kopin Corp. *                           1,272           6,373
Kulicke & Soffa Industries, Inc.
  *                                    39,100         373,014
LSI Logic Corp. *                     175,340       2,026,930
Marvell Technology Group Ltd. *        25,100       1,357,910
MEMC Electronic Materials, Inc.
  *                                    11,000         406,120
Merrimac Industries, Inc. *               800           7,680
Micrel, Inc. *                          1,166          17,280
Micron Technology, Inc. *              60,512         890,737
Microsemi Corp. *                      27,188         791,443
ON Semiconductor Corp. *               27,052         196,398
Optical Cable Corp. *                   4,800          24,907
Park Electrochemical Corp.              4,105         121,097
Performance Technologies, Inc. *          100             750
Powerwave Technologies, Inc. *         15,031         202,768
RF Monolithics, Inc. *                  3,400          20,876
Semitool, Inc. *                        7,695          87,492
Sigmatron International, Inc. *         2,200          20,020
SonicWALL, Inc. *                      38,100         270,129
Sparton Corp.                             178           1,565
Spectrum Control, Inc. *                7,900          64,622
Standard Microsystems Corp. *          11,367         295,315
Stratos International, Inc. *          10,165          82,235
Sycamore Networks, Inc. *              39,930         187,671
Teradyne, Inc. *                          230           3,567
Trans Lux Corp.                         1,200           7,848
Trident Microsystems, Inc. *           25,916         753,119
Vishay Intertechnology, Inc. *        122,800       1,748,672
Vodavi Technology, Inc. *                 800           5,600
White Electronic Designs Corp. *        1,550           9,083
                                                  ---------------
                                                   15,683,109

LAND & WATER TRANSPORTATION 1.3%
-----------------------------------------------------------------
Arkansas Best Corp.                     6,783         265,351
B & H Ocean Carriers Ltd. *               930          18,368
Celadon Group, Inc. *                   9,946         217,718
Covenant Transport, Inc., Class
  A *                                      51             745
Frozen Food Express Industries,
  Inc. *                               12,300         128,535
GulfMark Offshore, Inc. *                 990          27,522
J.B. Hunt Transport Services,
  Inc.                                     10             215
Kirby Corp. *                           8,900         606,179
Marten Transport Ltd. *                 9,112         164,836
Old Dominion Freight Line *             2,095          56,460

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Seacor Holdings, Inc. *                 3,350         265,320
Smithway Motor Xpress Corp.,
  Class A *                             4,400          41,888
Swift Transportation Co., Inc. *       30,570         664,286
USA Truck, Inc. *                       3,300          81,246
Werner Enterprises, Inc.               36,468         669,917
                                                  ---------------
                                                    3,208,586

MAINFRAME & MINICOMPUTERS 0.0%
-----------------------------------------------------------------
Neoware Systems, Inc. *                 2,750          81,455

METAL PRODUCTS & MACHINERY 4.2%
-----------------------------------------------------------------
Allied Motion Technologies, Inc.
  *                                     3,828          14,393
Ampco-Pittsburgh Corp.                    150           3,000
Astec Industries, Inc. *                2,793         100,269
Bonso Electronic International,
  Inc.                                  2,830          14,688
Crown Holdings, Inc. *                 88,967       1,578,274
Cummins, Inc.                          15,380       1,616,438
EnPro Industries, Inc. *               11,380         390,334
Evans & Sutherland Computer
  Corp. *                               2,800          17,976
Excel Technology, Inc. *                  100           2,947
FSI International, Inc. *              13,680          72,094
Gehl Co. *                                300           9,936
Gerber Scientific, Inc. *              16,800         173,712
Hardinge, Inc.                            840          13,516
International Aluminum Corp.            1,600          65,744
Intevac, Inc. *                         3,080          88,642
JLG Industries, Inc.                   28,040         863,352
Joy Global, Inc.                       38,760       2,316,685
Kadant, Inc. *                          3,030          68,781
Kennametal, Inc.                        6,000         366,840
L.S. Starrett Co., Class A                400           5,708
Lennox International, Inc.             20,200         603,172
Material Sciences Corp. *               7,670          92,654
Mestek, Inc. *                            440           5,535
NCI Building Systems, Inc. *            7,100         424,367
NN, Inc.                                8,779         113,337
Paragon Technologies, Inc. *              240           2,400
Q.E.P. Co., Inc. *                      2,900          33,234
Regal Beloit Corp.                     14,620         617,987
Reinhold Industries, Inc., Class
  A                                       450           4,572
Robbins & Myers, Inc.                   6,290         135,864
Standex International Corp.             6,700         212,122
Tennant Co.                             3,200         167,424
The Middleby Corp. *                      500          41,860
The Oilgear Co. *                         300           3,963
The Timken Co.                             30             968
Trinity Industries, Inc.                6,600         358,974
Twin Disc, Inc.                           270          14,726
Velcro Industries N.V.                    100           1,475
                                                  ---------------
                                                   10,617,963

MISCELLANEOUS FINANCE 3.0%
-----------------------------------------------------------------
A.G. Edwards, Inc.                     40,200       2,004,372
Affiliated Managers Group, Inc.
  *                                    18,900       2,014,929
Chicago Mercantile Exchange
  Holdings, Inc.                          900         402,750
Knight Capital Group, Inc.,
  Class A *                            82,500       1,149,225
Nasdaq Stock Market, Inc. *             5,213         208,728

                         See the accompanying notes to the financial statements. 112 Laudus Trust Annual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND (A)

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Piper Jaffray Cos. *                      710          39,050
Raymond James Financial, Inc.          39,135       1,156,831
Stifel Financial Corp. *                6,166         269,269
SWS Group, Inc.                        12,500         326,875
Value Line, Inc.                          300          11,100
                                                  ---------------
                                                    7,583,129

OIL & COAL RESOURCES 1.3%
-----------------------------------------------------------------
Callon Petroleum Co. *                  3,070          64,532
Cimarex Energy Co.                     21,527         931,258
Denbury Resources, Inc. *              10,330         327,151
Ultra Petroleum Corp. *                29,185       1,818,517
Unit Corp. *                              400          22,300
W&T Offshore, Inc.                      3,197         128,871
                                                  ---------------
                                                    3,292,629
OIL DISTRIBUTION 0.3%
-----------------------------------------------------------------
Adams Resources & Energy, Inc.            570          16,074
Frontier Oil Corp.                     10,200         605,370
Giant Industries, Inc. *                  500          34,770
Questar Corp.                           1,940         135,897
                                                  ---------------
                                                      792,111

OIL DRILLING & SERVICES 4.1%
-----------------------------------------------------------------
Dawson Geophysical Co. *                1,570          43,332
ENSCO International, Inc.               7,200         370,440
Grant Prideco, Inc. *                  16,750         717,570
Lufkin Industries, Inc.                 2,800         155,232
NATCO Group, Inc., Class A *              600          16,260
Oceaneering International, Inc.
  *                                     9,900         567,270
Oil States International, Inc. *          200           7,370
Patterson-UTI Energy, Inc.             67,911       2,170,435
Pride International, Inc. *            17,520         546,274
Rowan Cos., Inc. *                     48,876       2,148,589
Superior Energy Services, Inc. *          570          15,270
TETRA Technologies, Inc. *             18,768         882,847
Tidewater, Inc.                        36,330       2,006,506
Todco, Class A *                        6,800         267,988
W-H Energy Services, Inc. *             9,800         436,002
                                                  ---------------
                                                   10,351,385

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 1.3%
-----------------------------------------------------------------
Advanced Digital Information
  Corp. *                              28,138         247,052
Baldwin Technology Co., Inc.,
  Class A *                               570           3,551
Ballantyne of Omaha, Inc. *             1,100           4,906
Dataram Corp.                             150             893
Electronics for Imaging, Inc. *        35,848       1,002,669
FalconStor Software, Inc. *            20,500         193,725
Global Payment Technologies,
  Inc. *                                  700           1,470
Hypercom Corp. *                       40,090         372,837
Intermec, Inc. *                        3,300         100,683
Key Tronic Corp. *                      1,090           4,741
LaserCard Corp. *                       9,700         218,250
M-Systems Flash Disk Pioneers
  Ltd. *                               15,071         389,736
Printronix, Inc.                        4,389          67,810
Radisys Corp. *                            90           1,787

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
SafeNet, Inc. *                         5,455         144,448
Western Digital Corp. *                28,680         557,252
                                                  ---------------
                                                    3,311,810

PUBLISHING, BROADCASTING & CINEMA 0.6%
-----------------------------------------------------------------
Banta Corp.                             2,780         144,504
Central European Media
  Enterprises Ltd., Class A *           3,050         209,260
Champion Industries, Inc.               1,540           9,610
Monster Worldwide, Inc. *               1,132          56,442
Outlook Group Corp.                     1,700          22,219
Regent Communications, Inc. *          12,934          59,626
Tribune Co.                            39,310       1,078,273
Tufco Technologies, Inc. *                200           1,398
World Wrestling Entertainment,
  Inc.                                  1,430          24,167
                                                  ---------------
                                                    1,605,499

REAL ESTATE DEVELOPMENT 0.4%
-----------------------------------------------------------------
Alderwoods Group, Inc. *               20,101         359,808
AMREP Corp. *                           1,200          47,400
Avatar Holdings, Inc. *                 2,555         155,855
ILX Resorts, Inc.                       1,900          19,285
J.W. Mays, Inc. (b)*                    2,600          47,385
Patriot Transportation Holding,
  Inc. *                                2,490         170,291
Resource America, Inc., Class A         1,450          28,884
Stratus Properties, Inc. *                100           2,450
Tarragon Corp. *                       10,100         200,990
The Intergroup Corp. *                    330           5,197
United Capital Corp. *                    620          15,426
Wellsford Real Properties, Inc.
  *                                       100             791
                                                  ---------------
                                                    1,053,762

REAL ESTATE INVESTMENT TRUSTS 5.7%
-----------------------------------------------------------------
AMB Property Corp.                      3,270         177,463
Ashford Hospitality Trust              21,470         266,228
Associated Estates Realty Corp.         1,600          18,000
Boykin Lodging Co. *                   10,200         115,158
CBL & Associates Properties,
  Inc.                                  7,570         321,347
Cedar Shopping Centers, Inc.            4,300          68,112
Colonial Properties Trust               4,850         243,131
Commercial Net Lease Realty            30,120         701,796
Correctional Properties Trust           9,200         230,460
Eagle Hospitality Properties
  Trust, Inc.                          10,660         107,453
Entertainment Properties Trust            500          20,990
Equity Inns, Inc.                       4,570          74,034
Gladstone Commercial Corp.                410           8,303
Highland Hospitality Corp.             34,361         436,728
Home Properties, Inc.                   1,230          62,853
HRPT Properties Trust                 128,436       1,507,839
Income Opportunity Realty
  Investors *                             590           4,248
Investors Real Estate Trust            25,570         243,938
iStar Financial, Inc.                  33,390       1,278,169
LTC Properties, Inc.                    9,840         228,878
Mission West Properties, Inc.           8,300          97,525
Monmouth Capital Corp.                  3,830          22,137
Monmouth Real Estate Investment
  Corp., Class A                        9,144          76,992

See the accompanying notes to the financial statements.
                                                Laudus Trust Annual Report   113

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND (A)

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
National Health Investors, Inc.        13,530         343,662
National Health Realty, Inc.            4,000          79,680
New Plan Excel Realty Trust            57,190       1,483,509
Omega Healthcare Investors, Inc.       41,700         584,634
One Liberty Properties, Inc.            4,120          81,700
Presidential Realty Corp., Class
  B                                       600           4,059
PS Business Parks, Inc.                 7,620         426,110
Reckson Associates Realty Corp.        43,300       1,984,006
Strategic Hotel Capital, Inc.          28,850         671,628
Sunstone Hotel Investors, Inc.         20,790         602,286
Supertel Hospitality, Inc.              5,000          27,750
Trizec Properties, Inc.                58,940       1,516,526
Urstadt Biddle Properties, Inc.,
  Class A                               1,602          28,836
Windrose Medical Properties
  Trust                                 9,510         143,411
Winthrop Realty Trust *                23,860         126,219
                                                  ---------------
                                                   14,415,798

RESTAURANTS, HOTELS & THEATERS 2.2%
-----------------------------------------------------------------
Back Yard Burgers, Inc. *                 270           1,277
Benihana, Inc. *                        1,230          37,736
Bob Evans Farms, Inc.                   9,511         282,572
Brinker International, Inc.               820          34,645
California Pizza Kitchen, Inc. *        5,400         175,230
CBRL Group, Inc.                        9,025         396,288
Champps Entertainment, Inc. *             290           2,393
Churchill Downs, Inc.                     276          10,576
Darden Restaurants, Inc.               53,880       2,210,697
Dover Downs Gaming &
  Entertainment, Inc.                   8,000         174,160
Dover Motorsports, Inc.                 1,600           8,784
Famous Dave's of America, Inc. *        4,600          60,076
Frisch's Restaurants, Inc.              4,500          93,150
Interstate Hotels & Resorts,
  Inc. *                               25,000         133,750
Isle of Capri Casinos, Inc. *           8,559         284,844
J. Alexander's Corp.                    1,290          10,449
Jack in the Box, Inc. *                 1,850          80,475
Lodgian, Inc. *                        17,820         247,520
Luby's, Inc. *                         11,280         140,887
Marcus Corp.                            5,280         105,336
Max & Erma's Restaurants, Inc. *        1,800          18,180
McCormick & Schmick's Seafood
  Restaurants, Inc. *                     410          10,443
Nathan's Famous, Inc. *                   450           5,529
Papa John's International, Inc.
  *                                     4,428         145,283
Penn National Gaming, Inc. *            2,500         105,450
RARE Hospitality International,
  Inc. *                                9,640         335,761
Red Lion Hotels Corp. *                    20             266
Sands Regent *                          1,241          14,929
Star Buffet, Inc.                       2,700          22,923
Trump Entertainment Resorts,
  Inc. *                                  200           3,704
Vail Resorts, Inc. *                    2,970         113,513
Wendy's International, Inc.             4,120         255,687
                                                  ---------------
                                                    5,522,513
RETAIL 5.4%
-----------------------------------------------------------------
1-800-FLOWERS.COM, Inc., Class A
  *                                    20,300         144,130

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
AnnTaylor Stores Corp. *               45,740       1,682,775
Arden Group, Inc.                         716          66,538
Asbury Automotive Group, Inc. *           890          17,551
AutoNation, Inc. *                     20,200         435,310
Big Dog Holdings, Inc. *                3,808          44,439
Blair Corp.                               906          37,517
Books-A-Million, Inc.                     130           1,496
Borders Group, Inc.                     3,290          83,040
Brown Shoe Co., Inc.                   10,790         566,259
Charming Shoppes, Inc. *               28,748         427,483
Chico's FAS, Inc. *                    27,800       1,129,792
Claire's Stores, Inc.                   4,090         148,508
Coldwater Creek, Inc. *                16,800         467,040
Cost-U-Less, Inc. *                     2,570          20,175
Deb Shops, Inc.                           200           5,940
Dress Barn, Inc. *                        906          43,443
EZCORP, Inc., Class A *                 5,570         164,426
Factory Card & Party Outlet
  Corp. *                                 600           4,890
Finlay Enterprises, Inc. *              1,140          11,696
First Cash Financial Services,
  Inc. *                               16,800         335,832
Foodarama Supermarkets, Inc. *            370          19,240
Gottschalks, Inc. *                     5,843          53,522
Group 1 Automotive, Inc.                2,270         107,916
GSI Commerce, Inc. *                   22,410         380,970
Hastings Entertainment, Inc. *          1,270           7,684
Hibbett Sporting Goods, Inc. *          2,740          90,393
Insight Enterprises, Inc. *            11,194         246,380
Jennifer Convertibles, Inc. *             100             510
Lithia Motors, Inc., Class A           10,900         378,230
Matria Healthcare, Inc. *               7,016         266,327
Nordstrom, Inc.                        17,050         668,019
Nutri/System, Inc. *                    8,609         409,100
O'Reilly Automotive, Inc. *            24,500         895,720
PC Connection, Inc. *                     515           2,966
Retail Ventures, Inc. *                13,000         190,580
REX Stores Corp. *                      1,700          25,619
Rush Enterprises, Inc., Class B
  *                                     6,430         107,188
Sabre Holdings Corp., Class A          56,860       1,337,916
Shoe Carnival, Inc. *                   5,600         139,888
Smart & Final, Inc. *                   3,260          53,431
Sport Chalet, Inc., Class A *           6,800          50,932
Sport Chalet, Inc., Class B *           1,000           7,822
Stage Stores, Inc.                     10,461         311,215
Stamps.com, Inc. *                     12,300         433,698
Systemax, Inc. *                        5,108          36,880
The Bon-Ton Stores, Inc.                4,778         154,568
The Cato Corp., Class A                18,770         447,852
The Children's Place Retail
  Stores, Inc. *                        8,685         502,862
The Men's Wearhouse, Inc.               1,910          68,645
The Sports Authority, Inc. *              820          30,258
United Retail Group, Inc. *               370           6,930
Village Super Market, Inc.,
  Class A                               1,500          89,235
Weis Markets, Inc.                      6,040         269,203
Zones, Inc. *                           1,820          13,353
                                                  ---------------
                                                   13,643,332

                         See the accompanying notes to the financial statements. 114 Laudus Trust Annual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND (A)

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
SOAPS & COSMETICS 0.1%
-----------------------------------------------------------------
CPAC, Inc.                                750           3,064
Elizabeth Arden, Inc. *                   541          12,616
Parlux Fragrances, Inc. *               4,900         158,025
                                                  ---------------
                                                      173,705

SOFTWARE 7.0%
-----------------------------------------------------------------
Advent Software, Inc. *                 3,197          90,859
American Software, Inc., Class A        7,000          50,890
Ansoft Corp. *                            400          16,676
Autodesk, Inc. *                       26,734       1,029,794
Black Box Corp.                         7,943         381,661
BMC Software, Inc. *                   85,700       1,856,262
Cadence Design Systems, Inc. *        104,415       1,930,633
Captaris, Inc. *                       11,740          54,356
CIBER, Inc. *                           1,124           7,171
Computer Programs & Systems,
  Inc.                                  2,050         102,500
Computer Task Group, Inc. *               674           2,865
Compuware Corp. *                     139,454       1,091,925
CSP, Inc. *                             1,220           7,735
Eclipsys Corp. *                       26,937         635,983
Edgewater Technology, Inc. *            4,100          26,814
Emdeon Corp. *                         80,778         872,402
Entrust, Inc. *                        46,828         210,726
Fidelity National Financial,
  Inc.                                    800          28,424
First American Corp.                    1,990          77,928
Harris Interactive, Inc. *             38,700         217,494
Imergent, Inc. *                          170           1,877
Inforte Corp. *                         3,480          15,242
Internet Capital Group, Inc. *         25,752         242,584
Internet Security Systems, Inc.
  *                                    20,100         481,998
Interwoven, Inc. *                     25,750         231,493
JDA Software Group, Inc. *             23,500         339,340
Keynote Systems, Inc. *                 5,260          60,174
Lawson Software, Inc. *                29,561         226,733
Lightbridge, Inc. *                    17,300         192,030
Manatron, Inc. *                          190           1,322
MapInfo Corp. *                        16,746         234,779
Merge Technologies, Inc. *             11,351         181,275
Moldflow Corp. *                        1,870          29,359
MRO Software, Inc. *                    5,700          90,972
Ness Technologies, Inc. *              13,648         171,828
NetManage, Inc. *                       7,400          44,400
NetScout Systems, Inc. *               18,500         168,350
Nuance Communications, Inc. *          62,693         740,404
NWH, Inc.                               1,120          15,613
Onvia, Inc.                               400           2,400
Pacific Internet Ltd. *                 2,390          20,435
PC-Tel, Inc. *                         15,408         146,684
PDF Solutions, Inc. *                   2,470          46,732
Perot Systems Corp., Class A *          5,330          82,935
Pervasive Software, Inc. *              5,817          23,966
Progress Software Corp. *               1,680          48,871
Quest Software, Inc. *                 43,525         726,867
Radiant Systems, Inc. *                15,512         209,722
RealNetworks, Inc. *                   60,790         501,518
Source Interlink Cos., Inc. *           7,022          80,051
SPSS, Inc. *                            6,277         198,730
SSA Global Technologies, Inc. *         4,336          69,506
Stellent, Inc.                         19,498         231,246
Sybase, Inc. *                         54,272       1,146,225

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Sykes Enterprises, Inc. *              11,670         165,481
Synopsys, Inc. *                       37,140         830,079
TechTeam Global, Inc. *                 6,449          71,777
Tier Technologies, Inc., Class B
  *                                     5,600          45,080
Tripos, Inc. *                          2,610           7,700
TriZetto Group, Inc. *                  7,680         135,091
TSR, Inc.                               3,200          17,568
Tyler Technologies, Inc. *             15,600         171,600
Witness Systems, Inc. *                16,905         429,387
                                                  ---------------
                                                   17,572,522

TEXTILES & APPAREL 1.7%
-----------------------------------------------------------------
Albany International Corp.,
  Class A                              15,780         601,060
Carter's, Inc. *                        8,500         573,665
Coach, Inc. *                           7,000         242,060
Culp, Inc. *                            5,500          26,675
Cutter & Buck, Inc.                     9,500         114,285
Decorator Industries, Inc.                 40             354
G-III Apparel Group Ltd. *              2,100          23,247
Hampshire Group Ltd. *                    800          16,352
Hartmarx Corp. *                       20,760         184,972
LaCrosse Footwear, Inc. *               2,684          32,396
Phillips-Van Heusen Corp.              20,400         779,484
Polo Ralph Lauren Corp.                 4,900         296,989
Skechers U.S.A., Inc., Class A *       14,870         370,709
Steven Madden Ltd. *                    4,347         154,318
Stride Rite Corp.                      10,340         149,723
The Gymboree Corp. *                   21,099         549,418
Tommy Hilfiger Corp. *                     10             165
Wolverine World Wide, Inc.              2,370          52,448
                                                  ---------------
                                                    4,168,320

WHOLESALE 2.7%
-----------------------------------------------------------------
ADDvantage Technologies Group,
  Inc. *                                  600           3,540
Agilysys, Inc.                          1,685          25,376
Airgas, Inc.                            3,300         128,997
All American Semiconductor, Inc.
  *                                     2,613          13,562
Applied Industrial Technologies,
  Inc.                                  7,400         330,040
Aristotle Corp. *                         192           1,488
Arrow Electronics, Inc. *              28,730         927,117
Avnet, Inc. *                          63,090       1,601,224
Bell Microproducts, Inc. *             12,770          78,663
BlueLinx Holdings, Inc.                 8,000         128,000
Coast Distribution System, Inc.         1,600          11,680
Delta Apparel, Inc.                     5,400          95,742
Educational Development Corp.           3,300          27,291
Handleman Co.                             300           2,880
Huttig Building Products, Inc. *        6,400          59,584
IKON Office Solutions, Inc.               200           2,850
Industrial Distribution Group,
  Inc. *                                2,510          21,210
Interline Brands, Inc. *                6,380         160,967
Keystone Automotive Industries,
  Inc. *                                5,590         235,954
Lazare Kaplan International,
  Inc. *                                3,730          29,094
Lenox Group, Inc. *                     4,650          60,915
LKQ Corp. *                             9,198         191,410
NACCO Industries, Inc., Class A           500          76,980

See the accompanying notes to the financial statements.
                                                Laudus Trust Annual Report   115

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND (A)

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Nu Horizons Electronics Corp. *         1,610          13,701
P & F Industries, Inc. *                  700          10,290
Pomeroy IT Solutions, Inc. *            7,500          62,700
Spartan Stores, Inc.                   12,070         153,893
TESSCO Technologies, Inc. *               830          15,355
Traffix, Inc.                             565           3,254
W.W. Grainger, Inc.                    23,600       1,778,260
Watsco, Inc., Class B                   1,400          99,400
WESCO International, Inc. *             7,900         537,279
                                                  ---------------
                                                    6,888,696
                                                   --------------
TOTAL COMMON STOCK (COST $189,778,958)            238,030,095
                                                   --------------

RIGHTS 0.0% OF NET ASSETS
Winthrop Realty Trust, Inc.
  expiring 4/27/06                      1,988               0
                                                  ---------------
TOTAL RIGHTS (COST $--)                                     0
                                                   --------------

                                   FACE AMOUNT
                                       ($)
SHORT-TERM INVESTMENT 5.4% OF NET ASSETS

REPURCHASE AGREEMENT 5.4%
-----------------------------------------------------------------
Custodial Trust Company dated
  3/31/06, due 4/3/06 at 4.5%
  with a maturity value of
  $13,651,291 (fully
  collateralized by U.S.
  Treasury Bill with a value of
  $13,977,153)                     13,646,174      13,646,174
                                                  ---------------
TOTAL SHORT-TERM INVESTMENT
  (COST $13,646,174)                               13,646,174
-----------------------------------------------------------------
END OF INVESTMENTS.

At March 31, 2006 the tax basis cost of the fund's investments was $203,736,780, and the unrealized appreciation and depreciation were $49,872,140 and ($1,932,651), respectively, with a net unrealized appreciation of $47,939,489.

 * Non-income producing security.

(a) All long positions are pledged as collateral for securities sold short.

(b) Illiquid security.

(c) Fair-valued by Management.

(d) Bankrupt security/delisted.

(e) Restricted Security. Additional information regarding this security is as follows:

       ACQUISITION                    PERCENT OF
          DATE         COST   VALUE   NET ASSETS
    ------------------------------------------------
    December 14, 2001   $0     $0         0%

ADR - American Depositary Receipt

                         See the accompanying notes to the financial statements. 116 Laudus Trust Annual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

SHORT POSITIONS as of March 31, 2006

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
SHORT SALES 93.3% OF NET ASSETS

AGRICULTURE, FOOD & BEVERAGE 2.6%
-----------------------------------------------------------------
Bridgford Foods Corp. *                 1,600           9,896
Bunge, Ltd.                            24,800       1,381,608
Coca-Cola Enterprises, Inc.             1,800          36,612
Delta & Pine Land Co.                     300           9,048
Farmer Brothers Co.                     2,843          63,399
Gold Kist, Inc. *                       6,600          83,424
McCormick & Co., Inc.                  31,470       1,065,574
Monterey Gourmet Foods, Inc. *         14,677          64,579
Pilgrim's Pride Corp., Class B          5,500         119,185
Sanderson Farms, Inc.                  13,900         311,360
Smithfield Foods, Inc. *               48,420       1,420,643
Tyson Foods, Inc., Class A            144,600       1,986,804
Zapata Corp. *                          1,150           6,969
                                                  ---------------
                                                    6,559,101
AIRLINES 0.6%
-----------------------------------------------------------------
ABX Air, Inc. *                        47,300         322,113
JetBlue Airways Corp. *                98,400       1,054,848
                                                  ---------------
                                                    1,376,961

AUTOS 0.8%
-----------------------------------------------------------------
Accuride Corp. *                        9,300         106,950
Gentex Corp.                           51,200         893,952
Lear Corp. *                           41,500         735,795
Proliance International, Inc. *        13,000          70,980
Quantum Fuel Systems Technologies
  Worldwide, Inc. *                       900           3,222
Tenneco Automotive, Inc. *                 30             651
Wabash National Corp.                  11,000         217,250
                                                  ---------------
                                                    2,028,800

BANKS & CREDIT INSTITUTIONS 6.2%
-----------------------------------------------------------------
AmeriCredit Corp. *                    62,800       1,929,844
Astoria Financial Corp.                62,500       1,935,000
Cash Systems, Inc. *                   13,190          91,691
CharterMac                             22,400         454,720
Citizens Banking Corp.                  1,600          42,960
Commerce Bancorp, Inc.                  4,960         181,784
E*TRADE Financial Corp. *             117,200       3,162,056
East West Bancorp, Inc.                 5,736         221,123
F.N.B. Corp.                           13,600         232,560
Hudson City Bancorp, Inc.                   1               7
International Bancshares Corp.            747          21,461
Investors Financial Services Corp.     36,600       1,715,442
New York Community Bancorp, Inc.       86,380       1,513,378
Ocwen Financial Corp. *                21,900         223,818
Old National Bancorp                   46,200         999,768
Oriental Financial Group, Inc.         16,240         234,668
Park National Corp.                       600          63,900
Popular, Inc.                             100           2,076
QC Holdings, Inc. *                     5,700          71,991
State Bancorp, Inc.                     8,100         123,849
Texas Regional Bancshares, Inc.,
  Class A                               4,180         123,268
UCBH Holdings, Inc.                    37,700         713,284
Valley National Bancorp                56,600       1,450,092
Westamerica Bancorp                     1,991         103,373
                                                  ---------------
                                                   15,612,113

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)

BASIC MINERALS & METALS 2.5%
-----------------------------------------------------------------
AK Steel Holding Corp. *               78,300       1,174,500
American Superconductor Corp. *        11,200         127,120
Apex Silver Mines Ltd. *               34,100         809,875
Hecla Mining Co. *                     88,410         584,390
Meridian Gold, Inc. *                  44,100       1,307,565
OM Group, Inc. *                       20,200         464,600
Texas Industries, Inc.                 15,300         925,497
United States Steel Corp.              14,940         906,559
Wolverine Tube, Inc. *                 12,300          49,446
                                                  ---------------
                                                    6,349,552

BEER, LIQUOR, & TOBACCO 0.0%
-----------------------------------------------------------------
Alliance One International, Inc.       12,500          60,750
Star Scientific, Inc. *                 9,500          29,735
                                                  ---------------
                                                       90,485

BIOTECHNOLOGY 3.8%
-----------------------------------------------------------------
ABIOMED, Inc. *                        12,400         159,960
Alexion Pharmaceuticals, Inc. *        19,800         701,316
Applera Corp. -- Celera Genomics
  Group *                              16,380         191,482
ARIAD Pharmaceuticals, Inc. *          42,200         277,676
ArQule, Inc. *                         25,900         148,666
Avigen, Inc. *                          4,807          24,852
Cell Genesys, Inc. *                    3,850          30,723
CuraGen Corp. *                        17,300          86,673
Cypress Bioscience, Inc. *              7,600          47,880
CYTOGEN Corp. *                         2,393           8,663
Dyax Corp. *                           22,556         130,825
Dynavax Technologies Corp. *           21,400         129,042
Encysive Pharmaceuticals, Inc. *       43,080         210,661
Geron Corp. *                          43,693         363,089
Human Genome Sciences, Inc. *          87,102         946,799
ICOS Corp. *                           42,700         941,535
Idenix Pharmaceuticals, Inc. *            100           1,357
ImClone Systems, Inc. *                45,792       1,557,844
Keryx Biopharmaceuticals, Inc. *       21,700         414,687
Kosan Biosciences, Inc. *              16,900          99,541
Lexicon Genetics, Inc. *               13,700          75,898
Neurocrine Biosciences, Inc. *         21,800       1,406,972
Onyx Pharmaceuticals, Inc. *           27,600         724,776
Progenics Pharmaceuticals, Inc. *       2,286          60,556
Seattle Genetics, Inc. *               17,000          87,720
Telik, Inc. *                          40,000         774,400
                                                  ---------------
                                                    9,603,593

CELLULAR & WIRELESS 0.1%
-----------------------------------------------------------------
Centennial Communications Corp. *      18,000         131,940
Dobson Communications Corp., Class
  A *                                     600           4,812
                                                  ---------------
                                                      136,752

CHEMICALS & RUBBER 1.9%
-----------------------------------------------------------------
Cabot Microelectronics Corp. *         10,100         374,710
Chemtura Corp.                            400           4,712
Cooper Tire & Rubber Co.               39,400         564,996
Cytec Industries, Inc.                 20,900       1,254,209
MacDermid, Inc.                        12,500         401,875

See the accompanying notes to the financial statements.
                                                Laudus Trust Annual Report   117

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

SHORT POSITIONS continued

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
Minerals Technologies, Inc.             8,870         518,097
The Goodyear Tire & Rubber Co. *      111,100       1,608,728
Wellman, Inc.                          26,200         166,632
                                                  ---------------
                                                    4,893,959

COMMUNICATIONS UTILITIES 1.7%
-----------------------------------------------------------------
Commonwealth Telephone
  Enterprises, Inc.                    14,200         489,190
Crown Media Holdings, Inc., Class
  A *                                   4,799          30,426
EchoStar Communications Corp.,
  Class A *                            56,500       1,687,655
FairPoint Communications, Inc.         21,400         295,748
IDT Corp. *                            10,000         109,500
Level 3 Communications, Inc. *            466           2,414
LodgeNet Entertainment Corp. *          1,400          21,812
Mediacom Communications Corp.,
  Class A *                            23,700         136,275
NTL, Inc. *                            55,047       1,602,418
                                                  ---------------
                                                    4,375,438

CONSTRUCTION & HOMEBUILDING 0.5%
-----------------------------------------------------------------
Dycom Industries, Inc. *               20,000         425,000
Hovnanian Enterprises, Inc., Class
  A *                                  20,600         904,958
                                                  ---------------
                                                    1,329,958
CONSTRUCTION MATERIALS 0.6%
-----------------------------------------------------------------
Alico, Inc.                             3,300         149,952
Headwaters, Inc. *                     29,300       1,165,847
Nanophase Technologies Corp. *          7,600          58,596
                                                  ---------------
                                                    1,374,395

CONSUMER DURABLES 0.2%
-----------------------------------------------------------------
Coachmen Industries, Inc.              11,700         133,146
Fleetwood Enterprises, Inc. *          21,900         244,623
                                                  ---------------
                                                      377,769
DRUGS & PHARMACEUTICALS 4.5%
-----------------------------------------------------------------
Adolor Corp. *                         23,500         559,300
Alkermes, Inc. *                       50,433       1,112,048
Amylin Pharmaceuticals, Inc. *         49,000       2,398,550
Anadys Pharmaceuticals, Inc. *            150           2,416
Atherogenics, Inc. *                    9,900         161,568
Bioenvision, Inc. *                    29,700         211,761
CV Therapeutics, Inc. *                34,300         757,344
Dendreon Corp. *                       19,600          92,316
DepoMed, Inc. *                           100             653
Discovery Laboratories, Inc. *         41,090         301,190
DOV Pharmaceutical, Inc. *             17,219         275,160
Emisphere Technologies, Inc. *         19,699         161,926
EPIX Pharmaceuticals, Inc. *            6,800          23,800
ImmunoGen, Inc. *                       6,212          26,960
Indevus Pharmaceuticals, Inc. *        15,500          96,100
Inspire Pharmaceuticals, Inc. *        16,700          87,341
Martek Biosciences Corp. *              8,370         274,787
Medicis Pharmaceutical Corp.,
  Class A                               6,600         215,160
MGI Pharma, Inc. *                      1,513          26,477
Myriad Genetics, Inc. *                20,800         542,672
Nektar Therapeutics *                   4,618          94,115

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
Neose Technologies, Inc. *              9,100          24,661
Neurogen Corp. *                       19,200         118,848
New River Pharmaceuticals, Inc. *       9,100         302,211
NitroMed, Inc. *                        5,700          47,880
NPS Pharmacuticals, Inc. *             25,300         216,062
OrthoLogic Corp. *                     17,082          37,580
Par Pharmaceutical Cos, Inc. *         12,200         343,796
PDL BioPharma, Inc. *                   2,200          72,160
Penwest Pharmaceuticals Co. *          16,735         362,982
Pharmacyclics, Inc. *                   8,171          37,587
Pharmion Corp. *                        2,100          37,842
POZEN, Inc. *                           2,658          44,389
Santarus, Inc. *                        4,250          31,747
SciClone Pharmaceuticals, Inc. *       25,500          91,035
The Medicines Co. *                     8,010         164,766
Vertex Pharmaceuticals, Inc. *         38,906       1,423,570
ZymoGenetics, Inc. *                   23,400         505,908
                                                  ---------------
                                                   11,284,668

ELECTRIC UTILITIES 1.6%
-----------------------------------------------------------------
CenterPoint Energy, Inc.              172,100       2,053,153
DPL, Inc.                               3,970         107,190
Environmental Power Corp. *             2,300          16,284
Reliant Energy, Inc. *                186,260       1,970,631
                                                  ---------------
                                                    4,147,258

FINANCIAL INVESTMENTS 0.8%
-----------------------------------------------------------------
Acacia Research -- Acacia
  Technologies *                        8,300          73,206
Digital Theater Systems, Inc. *             4              79
Dolby Laboratories, Inc. *             19,600         409,640
Marlin Business Services, Inc. *        3,400          75,140
Marvel Entertainment, Inc. *           51,400       1,034,168
Rent-A-Center, Inc. *                  20,757         531,171
Winmark Corp. *                           292           6,862
                                                  ---------------
                                                    2,130,266

FOREST PRODUCTS & PAPER 2.8%
-----------------------------------------------------------------
Bowater, Inc.                          41,750       1,234,965
Caraustar Industries, Inc. *           21,015         216,244
Graphic Packaging Corp. *              26,600          55,062
Longview Fibre Co.                     30,300         782,952
Louisiana-Pacific Corp.                45,280       1,231,616
Neenah Paper, Inc.                     11,700         383,175
Playtex Products, Inc. *                1,410          14,763
Pope & Talbot, Inc.                    12,932          87,938
Rock-Tennessee Co., Class A            22,700         340,273
Smurfit-Stone Container Corp. *       140,001       1,899,814
Temple-Inland, Inc.                    18,450         821,947
                                                  ---------------
                                                    7,068,749

FURNITURE & HOUSEHOLD ITEMS 1.3%
-----------------------------------------------------------------
Bally Technologies, Inc. *             30,700         521,593
Constar International, Inc. *           4,800          15,984
Global-Tech Appliances, Inc. *            300           1,170
Jacuzzi Brands, Inc. *                 51,670         507,916
Kinetic Concepts, Inc. *               33,700       1,387,429
Research Frontiers, Inc. *                400           1,544
Rogers Corp. *                          7,900         430,392
Russ Berrie & Co, Inc.                  9,700         147,440

                         See the accompanying notes to the financial statements. 118 Laudus Trust Annual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
Tupperware Corp.                        7,560         155,660
Virco Manufacturing Corp. *            10,700          56,175
                                                  ---------------
                                                    3,225,303

GAS & OTHER PUBLIC UTILITIES 1.0%
-----------------------------------------------------------------
Atmos Energy Corp.                      5,160         135,863
El Paso Corp.                         123,200       1,484,560
Southern Union Co.                         --               5
Stericycle, Inc. *                     11,989         810,696
                                                  ---------------
                                                    2,431,124

GOVERNMENT AIRCRAFT & DEFENSE 0.5%
-----------------------------------------------------------------
Allied Defense Group, Inc. *            4,500          98,775
FLIR Systems, Inc. *                   32,800         931,848
Innovative Solutions & Support,
  Inc. *                                4,926          64,038
Microvision, Inc. *                     5,200          15,236
Sturm, Ruger & Co., Inc.                8,800          70,224
                                                  ---------------
                                                    1,180,121

HEALTH CARE & HOSPITAL 0.8%
-----------------------------------------------------------------
Alliance Imaging, Inc. *                3,300          21,252
AMERIGROUP Corp. *                     35,600         749,024
Apria Healthcare Group, Inc. *          2,700          62,046
Array BioPharma, Inc. *                26,200         239,468
Enzo Biochem, Inc. *                   20,500         276,750
LCA-Vision, Inc.                           22           1,102
Odyssey Healthcare, Inc. *                 47             809
Tenet Healthcare Corp. *               81,700         602,946
VistaCare, Inc., Class A *              7,500         116,250
                                                  ---------------
                                                    2,069,647

INFORMATION & SERVICES 3.6%
-----------------------------------------------------------------
Arbinet-thexchange, Inc. *              2,900          21,344
Arbitron, Inc.                          1,100          37,202
Clark, Inc.                             6,940          81,961
Corinthian Colleges, Inc. *            60,548         871,891
Cross Country Healthcare, Inc. *           12             232
deCODE genetics, Inc. *                42,200         365,874
DeVry, Inc. *                          40,300         917,631
DiamondCluster International,
  Inc., Class A *                      20,800         222,560
Exact Sciences Corp. *                  6,200          19,034
Exelixis, Inc. *                       56,500         678,565
Heidrick & Struggles
  International, Inc. *                 4,200         152,376
Intersections, Inc. *                   2,900          32,799
iPayment Holdings, Inc. *               8,500         364,225
Iron Mountain, Inc. *                   6,320         257,477
Jupitermedia Corp. *                   15,300         275,094
KFX, Inc. *                            36,840         670,488
Learning Tree International, Inc.
  *                                       400           4,848
Maxygen, Inc. *                        20,100         166,428
NetRatings, Inc. *                     11,900         157,675
Nuvelo, Inc. *                         31,180         555,628
PDI, Inc. *                            11,700         136,539
PeopleSupport, Inc. *                  12,200         119,560
Rentech, Inc. *                        77,700         337,995
Senomyx, Inc. *                        18,750         308,625
Strayer Education, Inc.                 9,600         981,696

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
Syntroleum Corp. *                     11,500          95,105
The Advisory Board Co. *                6,891         384,311
The Geo Group, Inc. *                   2,000          66,680
Total System Services, Inc.             1,300          25,896
Universal Technical Institute,
  Inc. *                               10,800         325,080
Viad Corp.                             15,300         524,484
                                                  ---------------
                                                    9,159,303

INSTRUMENTS 4.1%
-----------------------------------------------------------------
Adeza Biomedical Corp. *                   50           1,057
Align Technology, Inc. *               41,100         376,887
ATS Medical, Inc. *                       500           1,240
Beckman Coulter, Inc.                  38,000       2,073,660
Caliper Life Sciences, Inc. *           2,700          17,280
Cardiac Science Corp. *                15,700         143,341
Catapult Communications Corp. *         8,055         107,132
Cepheid, Inc. *                        29,500         270,220
Conceptus, Inc. *                      21,000         275,310
Conmed Corp. *                          6,800         130,220
Conor Medsystems, Inc. *                7,000         205,800
Daxor Corp. *                             200           3,812
Dexcom, Inc. *                          8,986         182,146
Dionex Corp. *                          9,471         582,277
Endologix, Inc. *                      28,030         133,143
Faro Technologies, Inc. *               6,100          86,925
FormFactor, Inc. *                      3,360         132,115
I-Flow Corp. *                          7,400          98,568
IntraLase Corp. *                       3,200          74,240
Intuitive Surgical, Inc. *             20,600       2,430,800
Luminex Corp. *                        19,300         286,798
Measurement Specialties, Inc. *         9,293         243,012
Merit Medical Systems, Inc. *          14,335         172,163
NMT Medical, Inc. *                     8,260         133,647
North American Scientific, Inc. *       7,060          16,591
OraSure Technologies, Inc. *           18,100         186,430
Osteotech, Inc. *                      11,000          48,180
Possis Medical, Inc. *                     88             894
RAE Systems, Inc. *                     9,600          34,272
Regeneration Technologies, Inc. *      15,730         122,851
STAAR Surgical Co. *                    8,486          76,119
ThermoGenesis Corp. *                  28,700         116,235
Varian, Inc. *                         23,000         947,140
Waters Corp. *                         11,500         496,225
Wright Medical Group, Inc. *            7,900         156,025
                                                  ---------------
                                                   10,362,755

INSURANCE 4.5%
-----------------------------------------------------------------
Aspen Insurance Holdings Ltd.          46,000       1,134,360
ChoicePoint, Inc. *                    44,500       1,991,375
Citizens, Inc. *                            1               5
CorVel Corp. *                             43             947
Hilb, Rogal & Hobbs Co.                15,680         646,329
IPC Holdings Ltd.                      32,300         906,015
Molina Healthcare, Inc. *               8,200         274,454
PMA Capital Corp., Class A *            9,026          91,885
Progressive Gaming International
  Corp. *                              30,400         290,928
RenaissanceRe Holdings Ltd.            29,550       1,288,971
Transatlantic Holdings, Inc.           17,800       1,040,410
United Fire & Casualty Co.                331          10,890

See the accompanying notes to the financial statements.
                                                Laudus Trust Annual Report   119

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

SHORT POSITIONS continued

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
White Mountains Insurance Group
  Ltd.                                  2,800       1,664,600
Willis Group Holdings Ltd.             60,291       2,065,570
                                                  ---------------
                                                   11,406,739

IT HARDWARE 6.4%
-----------------------------------------------------------------
ADC Telecommunications, Inc. *         57,467       1,470,581
Altera Corp. *                        109,100       2,251,824
ARGON ST, Inc. *                        5,900         197,827
Avaya, Inc. *                         183,900       2,078,070
Avici Systems, Inc. *                   1,680           7,476
Bookham, Inc. *                        25,300         241,362
Cherokee International Corp. *          2,820          14,382
Ditech Communications Corp. *          10,000         104,500
Entegris, Inc. *                        8,613          91,642
ESS Technology, Inc. *                 12,900          42,828
Integrated Silicon Solutions, Inc.
  *                                    14,400          95,616
International DisplayWorks, Inc. *     25,600         167,680
Intervoice, Inc. *                     28,900         248,829
Leadis Technology, Inc. *              13,400          76,112
Merix Corp. *                          15,800         194,340
Metalink Ltd. *                         2,600          13,286
Micro Linear Corp. *                    4,775           9,120
Microchip Technology, Inc.             51,776       1,879,469
Monolithic Power Systems *              2,680          49,955
O2Micro International Ltd. -- ADR
  *                                    26,910         286,053
Planar Systems, Inc. *                  1,900          32,148
Plantronics, Inc.                      18,160         643,409
PMC -- Sierra, Inc. *                  24,200         297,418
Power Integrations, Inc. *             12,473         309,081
QLogic Corp. *                         72,000       1,393,200
Rambus, Inc. *                         39,900       1,569,666
Semtech Corp. *                        38,000         679,820
Sigmatel, Inc. *                       27,799         242,963
Synaptics, Inc. *                      15,600         343,044
Tessera Technologies, Inc. *           30,493         978,216
Universal Display Corp. *               4,800          69,024
Virage Logic Corp. *                    6,200          66,898
Vyyo, Inc. *                            6,100          44,286
                                                  ---------------
                                                   16,190,125

LAND & WATER TRANSPORTATION 1.4%
-----------------------------------------------------------------
General Maritime Corp.                 24,180         806,161
Heartland Express, Inc.                17,300         376,967
Kansas City Southern *                 22,540         556,738
Quality Distribution, Inc. *           14,800         192,844
Rural/Metro Corp. *                    12,365          97,436
Sea Containers Ltd., Class A           21,100         152,131
Sirva, Inc. *                          20,000         170,600
Teekay Shipping Corp.                  33,300       1,234,431
Trailer Bridge, Inc. *                  1,740          16,261
                                                  ---------------
                                                    3,603,569

METAL PRODUCTS & MACHINERY 5.2%
-----------------------------------------------------------------
Actuant Corp., Class A                  2,700         165,294
AGCO Corp. *                           22,220         460,843
American Power Conversion Corp.        50,000       1,155,500
Ball Corp.                             26,790       1,174,206
Bucyrus International, Inc., Class
  A                                        33           1,590
Donaldson Co., Inc.                    48,700       1,645,573
Energizer Holdings, Inc. *             20,500       1,086,500

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
Environmental Tectonics Corp. *         3,100          15,547
Federal Signal Corp.                   31,500         582,750
Global Power Equipment Group, Inc.
  *                                    25,700          98,945
Graco, Inc.                            15,510         704,619
GrafTech International, Ltd. *         50,850         310,185
ITT Industries, Inc.                      100           5,622
Lindsay Manufacturing Co.               1,560          42,260
Littelfuse, Inc. *                     10,886         371,539
NL Industries, Inc.                     5,100          54,213
Pentair, Inc.                           5,000         203,750
Plug Power, Inc. *                     36,700         183,500
Spectrum Brands, Inc. *                24,700         536,484
Terex Corp. *                          27,100       2,147,404
Ultralife Batteries, Inc. *            11,100         142,635
Zebra Technologies Corp., Class A
  *                                    43,000       1,922,960
                                                  ---------------
                                                   13,011,919

MISCELLANEOUS FINANCE 0.7%
-----------------------------------------------------------------
CKX, Inc. *                            16,300         213,041
eSPEED, Inc., Class A *                10,300          82,091
First Albany Companies, Inc. *         13,800          77,694
GAMCO Investors, Inc., Class A          5,400         215,730
Waddell & Reed Financial, Inc.,
  Class A                              47,450       1,096,095
Westwood Holdings Group, Inc.           1,700          33,575
                                                  ---------------
                                                    1,718,226

OIL & COAL RESOURCES 1.6%
-----------------------------------------------------------------
Clayton Williams Energy, Inc. *         2,590         105,983
Double Eagle Petroleum Co. *            3,700          67,969
Equitable Resources, Inc.              49,800       1,818,198
FX Energy, Inc. *                      28,700         150,101
Infinity Energy Resources, Inc. *       1,312          10,194
MarkWest Hydrocarbon, Inc.              2,560          58,624
Pioneer Natural Resources Co.          15,600         690,300
Pogo Producing Co.                      3,200         160,800
Stone Energy Corp. *                    1,000          44,130
The Houston Exploration Co. *          19,400       1,022,380
                                                  ---------------
                                                    4,128,679

OIL DISTRIBUTION 0.6%
-----------------------------------------------------------------
Cheniere Energy, Inc. *                33,140       1,344,490
Kinder Morgan Management, LLC *         1,100          48,400
                                                  ---------------
                                                    1,392,890

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 2.1%
-----------------------------------------------------------------
Avid Technology, Inc. *                23,600       1,025,656
Diebold, Inc.                           7,670         315,237
Dot Hill Systems Corp. *               17,500         124,250
Echelon Corp. *                        24,800         234,112
Immersion Corp. *                      19,650         170,562
Interlink Electronics, Inc. *           9,800          29,988
Mobility Electronics, Inc. *           20,500         170,765
NCR Corp. *                            59,490       2,486,087
Network Appliance, Inc. *              12,100         435,963
Symbol Technologies, Inc.               2,650          28,037
TransAct Technologies, Inc. *             100             945
X-Rite, Inc.                           15,418         204,751
                                                  ---------------
                                                    5,226,353

                         See the accompanying notes to the financial statements. 120 Laudus Trust Annual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
PUBLISHING, BROADCASTING & CINEMA 1.8%
-----------------------------------------------------------------
aQuantive, Inc. *                          61           1,436
Dow Jones & Co., Inc.                  11,800         463,740
DreamWorks Animation SKG, Inc.,
  Class A *                            27,200         719,440
Fisher Communications, Inc. *           5,007         224,063
Journal Communications, Inc.,
  Class A                                 100           1,240
Journal Register Co.                   25,500         310,590
Nexstar Broadcasting Group, Inc.,
  Class A *                            17,300          89,960
R.H. Donnelley Corp. *                 14,700         855,981
Rentrak Corp. *                           100           1,021
Salem Communications Corp., Class
  A *                                      54             811
The E.W. Scripps Co., Class A           6,600         295,086
The New York Times Co., Class A        58,900       1,490,759
Young Broadcasting, Inc., Class A
  *                                     6,300          21,420
                                                  ---------------
                                                    4,475,547

REAL ESTATE DEVELOPMENT 0.9%
-----------------------------------------------------------------
Forest City Enterprises, Inc.,
  Class A                              41,800       1,970,870
Reading International, Inc., Class
  A *                                   1,700          13,787
Service Corp. International             5,790          45,162
Tejon Ranch Co. *                       4,700         229,689
The St. Joe Co.                         1,000          62,840
Thomas Properties Group, Inc.             600           8,166
                                                  ---------------
                                                    2,330,514

REAL ESTATE INVESTMENT TRUSTS 7.3%
-----------------------------------------------------------------
Apartment Investment & Management
  Co., Class A                         48,600       2,279,340
AvalonBay Communities, Inc.            12,860       1,403,026
Boston Properties, Inc.                27,700       2,583,025
BRE Properties, Class A                28,400       1,590,400
Equity Lifestyle Properties, Inc.         200           9,950
Essex Property Trust, Inc.             15,100       1,641,823
General Growth Properties, Inc.            20             978
Glimcher Realty Trust                  21,300         604,920
Global Signal, Inc.                    10,900         536,280
Kilroy Realty Corp.                    17,500       1,352,050
Liberty Property Trust                    300          14,148
Pan Pacific Retail Properties,
  Inc.                                  1,100          77,990
Plum Creek Timber Co., Inc.            54,500       2,012,685
Realty Income Corp.                     7,020         169,954
Saul Centers, Inc.                        310          13,612
Tanger Factory Outlet Centers,
  Inc.                                 19,100         657,231
The Mills Corp.                        34,100         954,800
United Dominion Realty Trust, Inc.     72,800       2,077,712
Washington Real Estate Investment
  Trust                                12,745         462,898
                                                  ---------------
                                                   18,442,822

RESTAURANTS, HOTELS & THEATERS 2.7%
-----------------------------------------------------------------
Applebee's International, Inc.         14,394         353,373
Bally Total Fitness Holding Corp.
  *                                     8,640          80,957
Buca, Inc. *                           15,800          80,106
Century Casinos, Inc. *                 5,200          55,328
CKE Restaurants, Inc.                  11,770         204,798
Landry's Restaurants, Inc.              7,810         275,927
Las Vegas Sands Corp. *                31,000       1,756,460

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
Magna Entertainment Corp., Class A
  *                                    15,200         103,208
Nevada Gold & Casinos, Inc. *          11,200         105,168
Outback Steakhouse, Inc.               15,400         677,600
P.F. Chang's China Bistro, Inc. *      15,300         754,137
Red Robin Gourmet Burgers, Inc. *      10,556         498,243
Riviera Holdings Corp. *                4,211          70,955
Sonic Corp. *                           3,700         129,981
Texas Roadhouse, Inc., Class A *        4,550          77,760
The Cheesecake Factory, Inc. *         20,381         763,268
Westwood One, Inc.                     30,444         336,102
Wynn Resorts Ltd. *                     7,539         579,372
                                                  ---------------
                                                    6,902,743

RETAIL 5.1%
-----------------------------------------------------------------
99 Cents Only Stores *                 16,900         229,164
A.C. Moore Arts & Crafts, Inc. *       11,841         217,874
Big 5 Sporting Goods Corp.             16,500         323,070
CarMax, Inc. *                         46,100       1,506,548
CDW Corp.                                 100           5,885
Celebrate Express, Inc. *               5,900          74,340
Collegiate Pacific, Inc.                1,900          20,615
Design Within Reach, Inc. *             5,000          28,450
Family Dollar Stores, Inc.             18,600         494,760
Guitar Center, Inc. *                   4,900         233,730
Hot Topic, Inc. *                         300           4,350
Jo-Ann Stores, Inc. *                  17,610         237,031
New York & Co., Inc. *                  8,800         131,472
Pathmark Stores, Inc. *                37,600         393,296
PETCO Animal Supplies, Inc. *          16,400         386,548
PETsMART, Inc.                         73,200       2,059,848
Pier 1 Imports, Inc.                   44,800         520,128
Priceline.com, Inc. *                  18,700         464,508
PriceSmart, Inc. *                      7,677          61,186
RadioShack Corp.                       88,900       1,709,547
Ross Stores, Inc.                      31,609         922,667
Saks, Inc. *                              753          14,533
The Pep Boys-Manny, Moe & Jack         39,400         595,334
Tiffany & Co.                          51,600       1,937,064
Trans World Entertainment Corp. *      15,700          87,449
ValueVision Media, Inc., Class A *      6,600          84,348
West Marine, Inc. *                    10,944         164,269
                                                  ---------------
                                                   12,908,014

SOAPS & COSMETICS 0.4%
-----------------------------------------------------------------
Clorox Co.                             15,600         933,660

SOFTWARE 6.8%
-----------------------------------------------------------------
Accelrys, Inc. *                          400           2,908
Activision, Inc. *                    144,972       1,999,164
Altiris, Inc. *                         7,500         165,075
Aptimus, Inc. *                         5,800          37,468
AsiaInfo Holdings, Inc. *                 800           4,000
Blackboard, Inc. *                     13,900         394,899
Cogent, Inc. *                         15,500         284,270
CoStar Group, Inc. *                    8,100         420,309
CSG Systems International, Inc. *         100           2,326
Dendrite International, Inc. *         31,000         423,150
Digimarc Corp. *                        3,449          25,764
Digital River, Inc. *                  21,815         951,352
Epicor Software Corp. *                33,100         444,533
eResearch Technology, Inc. *           33,400         480,626

See the accompanying notes to the financial statements.
                                                Laudus Trust Annual Report   121

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

SHORT POSITIONS continued

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
Infospace, Inc. *                      23,900         668,005
Innotrac Corp. *                          500           1,945
Intergraph Corp. *                     20,100         837,366
Kanbay International, Inc. *           16,100         245,686
Kronos, Inc. *                         21,400         800,146
Mercury Computer Systems, Inc. *       17,300         280,260
National Instruments Corp.             39,813       1,298,700
NAVTEQ Corp. *                         41,300       2,091,845
NetIQ Corp. *                          30,300         337,845
Novell, Inc. *                        126,722         973,225
Open Solutions, Inc. *                 12,300         335,913
Packeteer, Inc. *                       3,880          45,008
Parametric Technology Corp. *          58,347         952,807
PlanetOut, Inc. *                      14,500         147,175
ProxyMed, Inc. *                        6,000          43,320
RightNow Technologies, Inc. *           3,260          51,736
Seachange International, Inc. *        18,300         142,191
SM&A *                                  5,661          36,796
Sohu.com, Inc. *                       17,500         467,075
SupportSoft, Inc. *                    12,600          55,818
Take-Two Interactive Software,
  Inc. *                               52,400         977,784
Unisys Corp. *                         76,800         529,152
Verint Systems, Inc. *                  6,725         237,863
                                                  ---------------
                                                   17,193,505

TEXTILES & APPAREL 1.5%
-----------------------------------------------------------------
Ashworth, Inc. *                       10,174         101,028

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
Cintas Corp.                           41,400       1,764,468
Columbia Sportswear Co. *              10,000         533,300
K-Swiss, Inc., Class A                 19,200         578,688
Kellwood Co.                           14,170         444,796
Timberland Co., Class A *               8,300         284,109
                                                  ---------------
                                                    3,706,389

WHOLESALE 1.8%
-----------------------------------------------------------------
Audiovox Corp. *                        3,700          44,178
Copart, Inc. *                          7,200         197,640
Nash Finch Co.                          8,949         267,575
NuCo2, Inc. *                           1,665          52,847
Owens & Minor, Inc.                     7,090         232,340
Park-Ohio Holdings Corp. *              4,400          87,824
Patterson Cos., Inc. *                 57,500       2,024,000
ScanSource, Inc. *                      7,900         477,239
Stewart & Stevenson Services, Inc.      4,390         160,147
United Natural Foods, Inc. *           29,700       1,038,609
                                                  ---------------
                                                    4,582,399
                                                   --------------
TOTAL SHORT SALES (PROCEEDS $221,138,380) -
  93.3%                                           235,322,163
-----------------------------------------------------------------
END OF SHORT SALE POSITIONS.

*  Non-income producing security.

                         See the accompanying notes to the financial statements. 122 Laudus Trust Annual Report

                      (This page intentionally left blank)

Financial Statements

Statement of Assets and Liabilities as of 3/31/06

                                                                LAUDUS ROSENBERG    LAUDUS ROSENBERG    LAUDUS ROSENBERG
                                                                   U.S. LARGE          U.S. LARGE          U.S. LARGE
                                                                 CAPITALIZATION      CAPITALIZATION      CAPITALIZATION
                                                                      FUND            GROWTH FUND          VALUE FUND
                                                                ----------------    ----------------    ----------------
ASSETS:
Total investments, at cost(1)...............................      $55,010,978         $42,953,635          $6,048,348
                                                                  ===========         ===========          ==========
Investments, at value(1)....................................      $62,958,973         $45,455,488          $6,670,792
Repurchase agreements, at amortized cost....................          442,944             960,665             172,984
                                                                  -----------         -----------          ----------
    Total Investments.......................................       63,401,917          46,416,153           6,843,776
                                                                  -----------         -----------          ----------
Deposits with broker and custodian bank for securities sold
short.......................................................               --                  --                  --
Collateral invested for securities on loan..................               --             955,482                  --
Cash........................................................               --                  --                  --
Foreign currency, at value(2)...............................               --                  --                  --
Unrealized gain on foreign currency contracts...............               --                  --                  --
Dividends and interest receivable...........................           63,287              38,848              11,012
Receivable for fund shares sold.............................          529,338              32,173                  --
Receivable for securities sold short........................               --                  --                  --
Receivable for investments sold.............................        1,396,680              30,281              13,974
Reclaims receivable.........................................               --                  --                  --
Receivable from Manager.....................................               --                  --              68,525
Prepaid expenses............................................           21,553              17,908              17,162
                                                                  -----------         -----------          ----------
    Total Assets............................................       65,412,775          47,490,845           6,954,449
                                                                  -----------         -----------          ----------
LIABILITIES:
Securities sold short, proceeds.............................      $        --         $        --          $       --
                                                                  ===========         ===========          ==========
Securities sold short.......................................               --                  --                  --
Unrealized loss on foreign currency contracts...............               --                  --                  --
Payable to custodian........................................               --                  --                  --
Payable for fund shares repurchased.........................           30,689               6,958                  --
Payable for cover securities sold short.....................               --                  --                  --
Payable for investments purchased...........................          958,028             252,626              57,741
Collateral held for securities on loan......................               --             955,482                  --
Accrued expenses and other liabilities:
  Trustees' retirement plan.................................            4,037                 824                 103
  Dividend payable on securities sold short.................               --                  --                  --
  Manager fees..............................................           59,000              20,188                  --
  Transfer agent fees.......................................               86               1,923               1,139
  Distribution and shareholder service fees.................            4,003                 747                  54
  Trustees' fees............................................            5,712               4,262               4,718
  Administration and fund accounting fee....................            9,416               6,881               6,191
  Other accrued expenses....................................           19,838               5,535              45,118
                                                                  -----------         -----------          ----------
    Total Liabilities.......................................        1,090,809           1,255,426             115,064
                                                                  -----------         -----------          ----------
NET ASSETS..................................................      $64,321,966         $46,235,419          $6,839,385
                                                                  ===========         ===========          ==========
NET ASSETS CONSIST OF:
Capital.....................................................      $53,145,087         $43,815,555          $5,804,738
Undistributed net investment income/(loss)..................          121,713              29,768              88,899
Accumulated net realized gains/(losses) on investments......        2,664,227          (1,072,422)            150,320
Net unrealized appreciation/(depreciation) on investments...        8,390,939           3,462,518             795,428
                                                                  -----------         -----------          ----------
NET ASSETS..................................................      $64,321,966         $46,235,419          $6,839,385
                                                                  ===========         ===========          ==========
INSTITUTIONAL SHARES:
Net Assets..................................................      $54,295,880         $44,425,615          $6,694,048
Shares Outstanding..........................................        4,396,251           4,796,708             562,771
Net Asset Value, Offering Price and Redemption Price per
Share.......................................................      $     12.35         $      9.26          $    11.89
                                                                  ===========         ===========          ==========
ADVISER SHARES:
Net Assets..................................................      $        --         $        --          $       --
Shares Outstanding..........................................               --                  --                  --
Net Asset Value, Offering Price and Redemption Price per
Share.......................................................      $        --         $        --          $       --
                                                                  ===========         ===========          ==========
INVESTOR SHARES:
Net Assets..................................................      $10,026,086         $ 1,809,804          $  145,337
Shares Outstanding..........................................          811,184             193,976              12,243
Net Asset Value, Offering Price and Redemption Price per
Share.......................................................      $     12.36         $      9.33          $    11.87
                                                                  ===========         ===========          ==========

(1) Includes securities on loan for Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund and Laudus Rosenberg International Small Capitalization Fund of $933,718, $81,125,196, $33,785,954 and $110,520,116,
    respectively.

(2) Foreign currency at cost for Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, and Laudus Rosenberg Global Long/Short Equity Fund was $459,178, $21,184,148, and $9,335,293, respectively.
                         See the accompanying notes to the financial statements. 124 Laudus Trust Annual Report

Financial Statements--Statement of Assets and Liabilities continued

                                                             LAUDUS ROSENBERG   LAUDUS ROSENBERG
                       LAUDUS ROSENBERG   LAUDUS ROSENBERG    INTERNATIONAL      U.S. LARGE/MID    LAUDUS ROSENBERG
    LAUDUS ROSENBERG      U.S. SMALL       INTERNATIONAL          SMALL          CAPITALIZATION         GLOBAL
     U.S. DISCOVERY     CAPITALIZATION         EQUITY         CAPITALIZATION       LONG/SHORT         LONG/SHORT
          FUND               FUND               FUND               FUND           EQUITY FUND        EQUITY FUND
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
     $  794,114,038     $  891,215,266      $31,864,622       $1,212,352,579      $26,675,850        $34,429,740
     ==============     ==============      ===========       ==============      ===========        ===========
     $  945,840,344     $1,279,324,621      $38,420,360       $1,446,520,062      $29,476,962        $36,147,611
         10,749,876                 --        1,519,626           26,752,531          755,331          4,026,296
     --------------     --------------      -----------       --------------      -----------        -----------
        956,590,220      1,279,324,621       39,939,986        1,473,272,593       30,232,293         40,173,907
     --------------     --------------      -----------       --------------      -----------        -----------
                 --                 --               --                   --       29,954,555         25,314,908
         83,107,644         34,693,294               --          116,439,578               --                 --
              8,078                 --               --               15,540               --                 --
                 --                 --          461,635           21,237,297               --          9,300,719
                 --                 --               --                   --               --            281,662
            831,289          1,241,181          177,712            4,295,220           70,523            118,004
          2,845,402          1,096,596           91,452           11,097,396           32,980            156,239
                 --                 --               --                   --          215,577            512,247
          6,696,632         15,153,502           75,228            8,722,703          779,482            497,788
                 --                 --           12,736              183,021               --             12,072
                 --                 --               --                   --               --                 --
             28,436             41,255           19,157               79,523           17,769             12,778
     --------------     --------------      -----------       --------------      -----------        -----------
      1,050,107,701      1,331,550,449       40,777,906        1,635,342,871       61,303,179         76,380,324
     --------------     --------------      -----------       --------------      -----------        -----------
     $           --     $           --      $        --       $           --      $28,795,865        $32,940,668
     ==============     ==============      ===========       ==============      ===========        ===========
                 --                 --               --                   --       29,383,377         35,814,949
                 --                 --               --                   --               --              4,373
                 --          4,922,543               --                   --               --                 --
            693,806            730,603               78              627,361               --             77,553
                 --                 --               --                   --          362,353            558,204
          7,319,355          8,964,642          151,211           13,935,617          218,903            635,876
         83,107,644         34,693,294               --          116,439,578               --                 --
             32,005            109,135            2,489               58,510            2,116              1,927
                 --                 --               --                   --           30,928             68,290
            701,508            958,570           34,807            1,156,901           19,589             52,725
                 --                 --               --                   --            1,414              1,853
            109,347            170,394            7,181              316,631            4,723              4,355
             14,613              9,138            4,909               18,094            3,205              4,979
             33,532             78,893           15,903               35,871            8,049             16,066
            211,415            325,968           49,800              350,421              730                739
     --------------     --------------      -----------       --------------      -----------        -----------
         92,223,225         50,963,180          266,378          132,938,984       30,035,387         37,241,889
     --------------     --------------      -----------       --------------      -----------        -----------
     $  957,884,476     $1,280,587,269      $40,511,528       $1,502,403,887      $31,267,792        $39,138,435
     ==============     ==============      ===========       ==============      ===========        ===========
     $  796,024,663     $  853,112,978      $32,497,283       $1,174,238,520      $30,588,208        $37,147,852
            (32,005)          (137,207)          84,630            4,390,201          171,177           (347,272)
           (584,364)        39,502,143         (147,238)          62,789,040       (2,460,524)          (773,783)
        162,476,182        388,109,355        8,076,853          260,986,126        2,968,931          3,111,638
     --------------     --------------      -----------       --------------      -----------        -----------
     $  957,884,476     $1,280,587,269      $40,511,528       $1,502,403,887      $31,267,792        $39,138,435
     ==============     ==============      ===========       ==============      ===========        ===========
     $  673,599,397     $  918,812,651      $21,687,792       $  698,063,580      $19,512,354        $28,279,265
         35,035,950         65,305,642        1,838,581           33,286,513        1,614,904          2,298,074
     $        19.23     $        14.07      $     11.80       $        20.97      $     12.08        $     12.31
     ==============     ==============      ===========       ==============      ===========        ===========
     $           --     $   49,952,431      $        --       $           --      $        --        $        --
                 --          3,597,648               --                   --               --                 --
     $           --     $        13.88      $        --       $           --      $        --        $        --
     ==============     ==============      ===========       ==============      ===========        ===========
     $  284,285,079     $  311,822,187      $18,823,736       $  804,340,307      $11,755,438        $10,859,170
         14,909,889         22,637,725        1,598,689           38,785,314          970,298            893,323
     $        19.07     $        13.77      $     11.77       $        20.74      $     12.12        $     12.16
     ==============     ==============      ===========       ==============      ===========        ===========


     LAUDUS ROSENBERG
          VALUE
        LONG/SHORT
       EQUITY FUND
     ----------------
       $203,425,132
       ============
       $238,030,095
         13,646,174
       ------------
        251,676,269
       ------------
        235,113,477
                 --
                 --
                 --
                 --
            524,470
          2,388,379
         10,915,166
          2,404,794
                 --
                 --
              5,953
       ------------
        503,028,508
       ------------
       $221,138,380
       ============
        235,322,163
                 --
                 --
            119,909
          3,519,287
         11,221,744
                 --
             12,623
            153,355
            302,897
                805
             24,056
              3,819
             11,998
             45,801
       ------------
        250,738,457
       ------------
       $252,290,051
       ============
       $282,478,470
            751,479
        (65,007,252)
         34,067,354
       ------------
       $252,290,051
       ============
       $189,254,013
         17,753,821
       $      10.66
       ============
       $         --
                 --
       $         --
       ============
       $ 63,036,038
          5,977,205
       $      10.55
       ============

See the accompanying notes to the financial statements.
                                                Laudus Trust Annual Report   125

Financial Statements

Statement of Operations for the year ended 3/31/06

                                                     LAUDUS ROSENBERG    LAUDUS ROSENBERG    LAUDUS ROSENBERG
                                                        U.S. LARGE          U.S. LARGE          U.S. LARGE       LAUDUS ROSENBERG
                                                      CAPITALIZATION      CAPITALIZATION      CAPITALIZATION      U.S. DISCOVERY
                                                           FUND            GROWTH FUND         VALUE FUND*             FUND
                                                     ----------------    ----------------    ----------------    ----------------
INVESTMENT INCOME:
  Dividends(1)...................................       $  837,954          $  236,753          $  124,046         $  6,947,454
  Interest.......................................           18,390              20,109               2,075              446,759
  Securities lending.............................               --                 260                  --              131,871
                                                        ----------          ----------          ----------         ------------
  Total investment income........................          856,344             257,122             126,121            7,526,084
                                                        ----------          ----------          ----------         ------------
EXPENSES:
  Manager fees...................................          353,689             153,513              41,241            5,541,812
  Administration fees............................           12,643               3,494               1,835              125,656
  Distribution and shareholder service fees
    (Investor Shares)............................           15,357               4,576                 215              473,975
  Service fees (Adviser Shares)..................               --                  --                  --                   --
  Professional fees..............................           10,327               7,360               4,875              155,653
  Custodian fees.................................           52,187              12,292              23,045              216,402
  Interest expense...............................            7,896                  --                  --                   --
  Fund accounting fees...........................           42,007              46,609              37,087               72,004
  Registration and filing fees...................           27,399              21,305               2,466               82,290
  Sub-accounting fees (Investor Shares)..........            6,985               1,702                 119              176,824
  Shareholder report fee.........................            4,081               1,583                 506               92,225
  Transfer agent fees............................           15,276              13,760              11,015              102,575
  Trustees' fees.................................            4,937               4,246               3,445               30,214
  Trustee Retirement Plan........................              814                 353                 103               10,618
  Recouped by manager............................               --                  --                  --              121,725
  Dividend expense for securities sold short.....               --                  --                                       --
  Other expenses.................................           14,354              15,251               6,778              132,521
                                                        ----------          ----------          ----------         ------------
    Total expenses before custody credits and
      waivers/reimbursements.....................          567,952             286,044             132,730            7,334,494
    Less custody credits.........................           (2,455)               (688)                 --                 (732)
    Less expenses waived/reimbursed by the
      Manager(2).................................          (70,080)            (76,629)           (105,744)              (2,314)
                                                        ----------          ----------          ----------         ------------
    Net expenses.................................          495,417             208,727              26,986            7,331,448
                                                        ----------          ----------          ----------         ------------
  NET INVESTMENT INCOME/(LOSS)...................          360,927              48,395              99,135              194,636
                                                        ----------          ----------          ----------         ------------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON
  INVESTMENTS
  Net realized gains on securities and foreign
    currency transactions........................        4,948,673              27,807             184,484           11,893,542
  Net realized losses on securities sold short...               --                  --                  --                   --
  Change in unrealized
    appreciation/(depreciation) on investments...        1,301,859           2,884,447             795,428          127,182,922
                                                        ----------          ----------          ----------         ------------
  NET REALIZED AND UNREALIZED GAINS ON
    INVESTMENTS..................................        6,250,532           2,912,254             979,912          139,076,464
                                                        ----------          ----------          ----------         ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS...       $6,611,459          $2,960,649          $1,079,047         $139,271,100
                                                        ==========          ==========          ==========         ============

(*) For the period May 2, 2005 (commencement of operations) through March 31,
    2006.

(1) Net of foreign withholding tax for Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, and Laudus Rosenberg Global Long/Short Equity Fund was $63,623, $1,562,135, and $148,542, respectively.

(2) Includes reimbursement of sub-accounting fees on Investor Shares.
                         See the accompanying notes to the financial statements. 126 Laudus Trust Annual Report

Financial Statements--Statements of Operations continued

                                          LAUDUS ROSENBERG   LAUDUS ROSENBERG
    LAUDUS ROSENBERG                       INTERNATIONAL      U.S. LARGE/MID    LAUDUS ROSENBERG   LAUDUS ROSENBERG
       U.S. SMALL      LAUDUS ROSENBERG        SMALL          CAPITALIZATION         GLOBAL             VALUE
     CAPITALIZATION     INTERNATIONAL      CAPITALIZATION       LONG/SHORT         LONG/SHORT         LONG/SHORT
          FUND           EQUITY FUND            FUND           EQUITY FUND        EQUITY FUND        EQUITY FUND
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
      $ 12,312,903        $  818,923        $ 17,483,890       $   397,051        $   484,834        $  2,002,163
           213,304            33,576             804,245           830,211            488,458           6,271,916
           505,162                --             777,134                --                 --                  --
      ------------        ----------        ------------       -----------        -----------        ------------
        13,031,369           852,499          19,065,269         1,227,262            973,292           8,274,079
      ------------        ----------        ------------       -----------        -----------        ------------
        11,109,627           268,906           9,068,500           236,646            418,967           2,817,721
           350,832             8,746             203,141             6,408              7,016              43,595
           739,979            34,180           1,345,367            23,524             19,286             112,855
           100,052                --                  --                --                 --                  --
           304,273             7,850             192,584             7,404              8,391              44,342
           223,442           134,398           1,075,451            11,630             21,455              66,758
                --                --                  --                --             46,973                  --
            69,123            82,099             170,297            42,794             99,800              65,038
            49,380            23,351             144,681            20,635             25,085              45,114
           286,156            17,203             546,241             9,693              6,605              34,397
           152,858             3,251             101,269             3,879              2,713              33,092
           163,943            14,874             188,203            17,690             17,066              48,113
            59,397             4,628              42,882             4,078              4,339              11,483
            21,277               545              16,004               408                482               3,238
                --                --             202,708                --                 --              47,968
                --                --                  --           342,986            255,070           2,170,608
           364,448            70,122             225,899            12,516             20,512              41,594
      ------------        ----------        ------------       -----------        -----------        ------------
        13,994,787           670,153          13,523,227           740,291            953,760           5,585,916
              (127)             (153)            (12,439)               --                 --                  --
                --          (197,117)                 --           (70,537)           (71,341)             (3,296)
      ------------        ----------        ------------       -----------        -----------        ------------
        13,994,660           472,883          13,510,788           669,754            882,419           5,582,620
      ------------        ----------        ------------       -----------        -----------        ------------
          (963,291)          379,616           5,554,481           557,508             90,873           2,691,459
      ------------        ----------        ------------       -----------        -----------        ------------
       129,828,692         2,216,620         102,872,084         3,965,791          4,681,577          18,569,501
                --                --                  --        (1,837,121)        (3,055,241)        (23,369,533)
        88,529,661         4,491,113         185,695,003        (1,069,485)           108,253           7,375,303
      ------------        ----------        ------------       -----------        -----------        ------------
       218,358,353         6,707,733         288,567,087         1,059,185          1,734,589           2,575,271
      ------------        ----------        ------------       -----------        -----------        ------------
      $217,395,062        $7,087,349        $294,121,568       $ 1,616,693        $ 1,825,462        $  5,266,730
      ============        ==========        ============       ===========        ===========        ============

See the accompanying notes to the financial statements.
                                                Laudus Trust Annual Report   127

Financial Statements

Statement of Changes in Net Assets

                                                LAUDUS ROSENBERG               LAUDUS ROSENBERG             LAUDUS ROSENBERG
                                                   U.S. LARGE                     U.S. LARGE                   U.S. LARGE
                                               CAPITALIZATION FUND        CAPITALIZATION GROWTH FUND    CAPITALIZATION VALUE FUND
                                           ---------------------------    --------------------------    -------------------------
                                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED           PERIOD ENDED
                                            MARCH 31,       MARCH 31,      MARCH 31,      MARCH 31,             MARCH 31,
                                               2006           2005           2006           2005                  2006*
                                           ------------    -----------    -----------    -----------    -------------------------
OPERATIONS:
  Net investment income (loss).........    $    360,927    $   428,197    $    48,395    $    29,497           $   99,135
  Net realized gains/(losses) from
    investments........................       4,948,673      2,535,289         27,807       (125,007)             184,484
  Change in unrealized
    appreciation/(depreciation) from
    investments........................       1,301,859      1,367,953      2,884,447        322,230              795,428
                                           ------------    -----------    -----------    -----------           ----------
    Change in net assets resulting from
      operations.......................       6,611,459      4,331,439      2,960,649        226,720            1,079,047
                                           ------------    -----------    -----------    -----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Institutional Shares...............        (303,600)      (377,788)       (23,348)       (24,040)             (10,558)
    Adviser Shares.....................              --             --             --             --                   --
    Investor Shares....................         (42,138)        (7,542)            --         (4,158)                  --
                                           ------------    -----------    -----------    -----------           ----------
                                               (345,738)      (385,330)       (23,348)       (28,198)             (10,558)
                                           ------------    -----------    -----------    -----------           ----------
  Net realized gains on investments
    Institutional Shares...............      (3,529,019)      (343,706)            --             --              (33,243)
    Adviser Shares.....................              --             --             --             --                   --
    Investor Shares....................        (668,587)        (9,148)            --             --                 (599)
                                           ------------    -----------    -----------    -----------           ----------
                                             (4,197,606)      (352,854)            --             --              (33,842)
                                           ------------    -----------    -----------    -----------           ----------
  Return of capital
    Institutional Shares...............              --             --             --             --                   --
    Adviser Shares.....................              --             --             --             --                   --
    Investor Shares....................              --             --             --             --                   --
                                           ------------    -----------    -----------    -----------           ----------
                                                     --             --             --             --                   --
                                           ------------    -----------    -----------    -----------           ----------
    Change in net assets resulting from
      distributions....................      (4,543,344)      (738,184)       (23,348)       (28,198)             (44,400)
                                           ------------    -----------    -----------    -----------           ----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued
    Institutional Shares(1)............      26,291,073      2,968,344     39,279,438      4,317,988            5,730,362
    Adviser Shares.....................              --             --             --             --                   --
    Investor Shares....................       8,190,489      2,321,290        673,860      1,084,265              203,857
                                           ------------    -----------    -----------    -----------           ----------
                                             34,481,562      5,289,634     39,953,298      5,402,253            5,934,219
                                           ------------    -----------    -----------    -----------           ----------
  Distributions reinvested
    Institutional Shares...............       3,546,531        521,743         23,347          4,821               43,801
    Adviser Shares.....................              --             --             --             --                   --
    Investor Shares....................         706,567         16,117             --          4,144                  599
                                           ------------    -----------    -----------    -----------           ----------
                                              4,253,098        537,860         23,347          8,965               44,400
                                           ------------    -----------    -----------    -----------           ----------
  Value of shares redeemed
    Institutional Shares(1)............     (21,993,309)    (6,720,579)    (2,637,973)    (4,415,905)            (101,212)
    Adviser Shares.....................              --             --             --             --                   --
    Investor Shares....................      (1,832,689)      (246,026)      (989,955)      (729,570)             (72,669)
                                           ------------    -----------    -----------    -----------           ----------
                                            (23,825,998)    (6,966,605)    (3,627,928)    (5,145,475)            (173,881)
                                           ------------    -----------    -----------    -----------           ----------
    Change in net assets from capital
      transactions.....................      14,908,662     (1,139,111)    36,348,717        265,743            5,804,738
                                           ------------    -----------    -----------    -----------           ----------
Change in net assets...................      16,976,777      2,454,144     39,286,018        464,265            6,839,385
NET ASSETS:
  Beginning of period..................      47,345,189     44,891,045      6,949,401      6,485,136                   --
                                           ------------    -----------    -----------    -----------           ----------
  End of period........................    $ 64,321,966    $47,345,189    $46,235,419    $ 6,949,401           $6,839,385
                                           ============    ===========    ===========    ===========           ==========
Undistributed net investment
  income/(loss)........................    $    121,713    $   106,524    $    29,768    $     4,721           $   88,577
                                           ============    ===========    ===========    ===========           ==========

* For the period May 2, 2005 (commencement of operations) through March 31,
  2006.

(1) Amounts for the Institutional Shares of the Laudus Rosenberg U.S. Discovery Fund included $37,419,391 for shares redeemed in-kind during the year ended March 31, 2006.
                         See the accompanying notes to the financial statements. 128 Laudus Trust Annual Report

Financial Statements--Statements of Changes in Net Assets continued

          LAUDUS ROSENBERG                LAUDUS ROSENBERG                LAUDUS ROSENBERG
        U.S. DISCOVERY FUND        U.S. SMALL CAPITALIZATION FUND    INTERNATIONAL EQUITY FUND
    ----------------------------   -------------------------------   --------------------------
     YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED
      MARCH 31,      MARCH 31,       MARCH 31,        MARCH 31,       MARCH 31,     MARCH 31,
        2006            2005            2006             2005           2006           2005
    -------------   ------------   --------------   --------------   -----------   ------------
    $     194,636   $    341,670   $     (963,291)  $    1,445,360   $   379,616   $    151,794
       11,893,542      2,091,732      129,828,692      150,828,583     2,216,620      1,113,542
      127,182,922     16,673,803       88,529,661      (36,465,193)    4,491,113      1,376,163
    -------------   ------------   --------------   --------------   -----------   ------------
      139,271,100     19,107,205      217,395,062      115,808,750     7,087,349      2,641,499
    -------------   ------------   --------------   --------------   -----------   ------------
               --       (497,171)              --       (2,204,683)     (199,844)       (69,286)
               --             --               --               --            --             --
               --        (25,025)              --               --      (113,876)       (20,846)
    -------------   ------------   --------------   --------------   -----------   ------------
               --       (522,196)              --       (2,204,683)     (313,720)       (90,132)
    -------------   ------------   --------------   --------------   -----------   ------------
       (4,990,426)    (2,267,336)    (112,927,744)    (107,378,123)           --             --
               --             --       (5,842,269)      (4,547,584)           --             --
       (2,263,795)      (191,970)     (38,754,189)     (32,261,234)           --             --
    -------------   ------------   --------------   --------------   -----------   ------------
       (7,254,221)    (2,459,306)    (157,524,202)    (144,186,941)           --             --
    -------------   ------------   --------------   --------------   -----------   ------------
       (5,003,953)*           --               --               --            --             --
               --             --               --               --            --             --
       (2,269,931)*           --               --               --            --             --
    -------------   ------------   --------------   --------------   -----------   ------------
       (7,273,884)            --               --               --            --             --
    -------------   ------------   --------------   --------------   -----------   ------------
      (14,528,105)    (2,981,502)    (157,524,202)    (146,391,624)     (313,720)       (90,132)
    -------------   ------------   --------------   --------------   -----------   ------------
      419,607,853    155,501,124      117,465,558      153,900,191     2,808,525     13,795,042
               --             --       15,001,645        6,390,720            --             --
      224,972,095     57,871,754       53,810,720       67,774,260     8,369,324     11,035,677
    -------------   ------------   --------------   --------------   -----------   ------------
      644,579,948    213,372,878      186,277,923      228,065,171    11,177,849     24,830,719
    -------------   ------------   --------------   --------------   -----------   ------------
        9,736,549      2,763,979      105,856,770      105,539,726       199,754         69,286
               --             --        4,545,331        3,355,703            --             --
        4,524,500        216,323       32,837,156       28,286,080       113,797         20,846
    -------------   ------------   --------------   --------------   -----------   ------------
       14,261,049      2,980,302      143,239,257      137,181,509       313,551         90,132
    -------------   ------------   --------------   --------------   -----------   ------------
      (97,053,288)   (15,094,664)    (297,001,646)    (243,438,336)   (1,250,508)    (9,404,551)
               --             --      (12,610,680)     (11,572,652)           --             --
      (43,374,609)    (3,313,776)     (86,444,438)     (63,211,612)   (5,088,188)    (2,277,154)
    -------------   ------------   --------------   --------------   -----------   ------------
     (140,427,897)   (18,408,440)    (396,056,764)    (318,222,600)   (6,338,696)   (11,681,705)
    -------------   ------------   --------------   --------------   -----------   ------------
      518,413,100    197,944,740      (66,539,584)      47,024,080     5,152,704     13,239,146
    -------------   ------------   --------------   --------------   -----------   ------------
      643,156,095    214,070,443       (6,668,724)      16,441,206    11,926,333     15,790,513
      314,728,381    100,657,938    1,287,255,993    1,270,814,787    28,585,195     12,794,682
    -------------   ------------   --------------   --------------   -----------   ------------
    $ 957,884,476   $314,728,381   $1,280,587,269   $1,287,255,993   $40,511,528   $ 28,585,195
    =============   ============   ==============   ==============   ===========   ============
    $     194,636   $         --   $     (935,219)  $           --   $   113,315   $     47,419
    =============   ============   ==============   ==============   ===========   ============

* This amount reflects a portion of the distribution made from realized gains which for tax purpose are reclassified as a return of capital.

See the accompanying notes to the financial statements.
                                                Laudus Trust Annual Report   129

Financial Statements

Statement of Changes in Net Assets continued

                                                                       LAUDUS ROSENBERG
                                                                      INTERNATIONAL SMALL
                                                                      CAPITALIZATION FUND
                                                                -------------------------------
                                                                  YEAR ENDED       YEAR ENDED
                                                                  MARCH 31,         MARCH 31,
                                                                     2006             2005
                                                                --------------    -------------
OPERATIONS:
  Net investment income/(loss)..............................    $    5,554,481    $     877,750
  Net realized gains/(losses) from investments..............       102,872,084       18,811,743
  Change in unrealized appreciation/(depreciation) from
    investments.............................................       185,695,003       49,970,266
                                                                --------------    -------------
    Change in net assets resulting from operations..........       294,121,568       69,659,759
                                                                --------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Institutional Shares....................................        (1,827,823)        (391,031)
    Adviser Shares..........................................                --               --
    Investor Shares.........................................        (1,346,742)        (208,630)
                                                                --------------    -------------
                                                                    (3,174,565)        (599,661)
                                                                --------------    -------------
  Net realized gains on investments
    Institutional Shares....................................       (20,302,476)      (5,437,032)
    Adviser Shares..........................................                --               --
    Investor Shares.........................................       (31,601,336)      (6,811,538)
                                                                --------------    -------------
                                                                   (51,903,812)     (12,248,570)
                                                                --------------    -------------
  Return of capital
    Institutional Shares....................................                --               --
    Adviser Shares..........................................                --               --
    Investor Shares.........................................                --               --
                                                                --------------    -------------
                                                                            --               --
                                                                --------------    -------------
    Change in net assets resulting from distributions.......       (55,078,377)     (12,848,231)
                                                                --------------    -------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued
    Institutional Shares....................................       426,872,058      211,092,897
    Adviser Shares..........................................                --               --
    Investor Shares.........................................       492,233,451      317,506,524
                                                                --------------    -------------
                                                                   919,105,509      528,599,421
                                                                --------------    -------------
  Distributions reinvested
    Institutional Shares....................................        21,387,217        5,659,036
    Adviser Shares..........................................                --               --
    Investor Shares.........................................        31,911,673        6,658,840
                                                                --------------    -------------
                                                                    53,298,890       12,317,876
                                                                --------------    -------------
  Value of shares redeemed
    Institutional Shares....................................      (123,787,707)     (41,730,026)
    Adviser Shares..........................................                --               --
    Investor Shares.........................................      (211,668,183)     (82,747,971)
                                                                --------------    -------------
                                                                  (335,455,890)    (124,477,997)
                                                                --------------    -------------
    Change in net assets from capital transactions..........       636,948,509      416,439,300
                                                                --------------    -------------
Change in net assets........................................       875,991,700      473,250,828
NET ASSETS:
  Beginning of period.......................................       626,412,187      153,161,359
                                                                --------------    -------------
  End of period.............................................    $1,502,403,887    $ 626,412,187
                                                                ==============    =============
Undistributed net investment income/(loss)..................    $    2,920,758    $     540,842
                                                                ==============    =============

                         See the accompanying notes to the financial statements. 130 Laudus Trust Annual Report

Financial Statements--Statements of Changes in Net Assets continued

          LAUDUS ROSENBERG
    U.S. LARGE/MID CAPITALIZATION         LAUDUS ROSENBERG                LAUDUS ROSENBERG
       LONG/SHORT EQUITY FUND       GLOBAL LONG/SHORT EQUITY FUND   VALUE LONG/SHORT EQUITY FUND
    -----------------------------   -----------------------------   -----------------------------
     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
      MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
        2006            2005            2006            2005            2006            2005
    -------------   -------------   -------------   -------------   -------------   -------------
    $    557,508    $    (54,057)    $    90,873     $  (229,788)   $  2,691,459    $   (379,955)
       2,128,670         (56,359)      1,626,336        (199,801)     (4,800,032)      7,809,175
      (1,069,485)      1,367,755         108,253         835,304       7,375,303        (941,013)
    ------------    ------------     -----------     -----------    ------------    ------------
       1,616,693       1,257,339       1,825,462         405,715       5,266,730       6,488,207
    ------------    ------------     -----------     -----------    ------------    ------------
        (251,087)             --        (200,738)             --      (1,577,788)             --
              --              --                              --              --              --
        (135,244)             --         (69,731)             --        (362,192)             --
    ------------    ------------     -----------     -----------    ------------    ------------
        (386,331)             --        (270,469)             --      (1,939,980)             --
    ------------    ------------     -----------     -----------    ------------    ------------
              --              --              --              --              --              --
              --              --              --              --              --              --
              --              --              --              --              --              --
    ------------    ------------     -----------     -----------    ------------    ------------
              --              --              --              --              --              --
    ------------    ------------     -----------     -----------    ------------    ------------
                              --              --              --              --              --
              --              --              --              --              --              --
                              --              --              --              --              --
    ------------    ------------     -----------     -----------    ------------    ------------
                              --              --              --              --              --
    ------------    ------------     -----------     -----------    ------------    ------------
        (386,331)             --        (270,469)             --      (1,939,980)             --
    ------------    ------------     -----------     -----------    ------------    ------------
       9,306,425       1,739,704      14,201,601       4,768,663     111,120,458      55,855,567
              --              --              --              --              --              --
       7,010,365       9,325,305       9,096,950       3,302,678      45,167,332      27,679,659
    ------------    ------------     -----------     -----------    ------------    ------------
      16,316,790      11,065,009      23,298,551       8,071,341     156,287,790      83,535,226
    ------------    ------------     -----------     -----------    ------------    ------------
         251,087              --         200,606              --       1,550,181              --
              --              --                              --              --              --
         133,900              --          69,446              --         342,604              --
    ------------    ------------     -----------     -----------    ------------    ------------
         384,987              --         270,052              --       1,892,785              --
    ------------    ------------     -----------     -----------    ------------    ------------
      (3,189,183)    (10,458,623)     (2,435,287)     (2,528,093)    (28,990,015)    (53,731,082)
              --              --              --              --              --              --
      (8,611,151)     (5,824,603)     (4,783,293)     (5,776,482)    (18,131,133)    (28,010,140)
    ------------    ------------     -----------     -----------    ------------    ------------
     (11,800,334)    (16,283,226)     (7,218,580)     (8,304,575)    (47,121,148)    (81,741,222)
    ------------    ------------     -----------     -----------    ------------    ------------
       4,901,443      (5,218,217)     16,350,023        (233,234)    111,059,427       1,794,004
    ------------    ------------     -----------     -----------    ------------    ------------
       6,131,805      (3,960,878)     17,905,016         172,481     114,386,177       8,282,211
      25,135,987      29,096,865      21,233,419      21,060,938     137,903,874     129,621,663
    ------------    ------------     -----------     -----------    ------------    ------------
    $ 31,267,792    $ 25,135,987     $39,138,435     $21,233,419    $252,290,051    $137,903,874
    ============    ============     ===========     ===========    ============    ============
    $    171,177    $         --     $  (187,322)    $    (7,726)   $    751,479    $         --
    ============    ============     ===========     ===========    ============    ============

See the accompanying notes to the financial statements.
                                                Laudus Trust Annual Report   131

Financial Statements

Statement of Changes in Net Assets continued

                                                                    LAUDUS ROSENBERG             LAUDUS ROSENBERG
                                                                       U.S. LARGE           U.S. LARGE CAPITALIZATION
                                                                  CAPITALIZATION FUND              GROWTH FUND
                                                                ------------------------    --------------------------
                                                                YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                                MARCH 31,     MARCH 31,      MARCH 31,      MARCH 31,
                                                                   2006          2005          2006           2005
                                                                ----------    ----------    -----------    -----------
SHARES SOLD:
  Institutional.............................................    2,130,792       273,900      4,453,595       527,132
  Adviser...................................................           --            --             --            --
  Investor..................................................      666,482       202,406         74,734       137,256
                                                                ----------     --------      ---------      --------
                                                                2,797,274       476,306      4,528,329       664,388
                                                                ----------     --------      ---------      --------
ISSUED UPON REINVESTMENT OF DISTRIBUTIONS:
  Institutional.............................................      296,038        45,290          2,583           590
  Adviser...................................................           --            --             --            --
  Investor..................................................       58,881         1,394             --           502
                                                                ----------     --------      ---------      --------
                                                                  354,919        46,684          2,583         1,092
                                                                ----------     --------      ---------      --------
SHARES REDEEMED:
  Institutional(1)..........................................    (1,810,387)    (597,178)      (285,643)     (540,385)
  Adviser...................................................           --            --             --            --
  Investor..................................................     (150,073)      (21,732)      (113,020)      (92,319)
                                                                ----------     --------      ---------      --------
                                                                (1,960,460)    (618,910)      (398,663)     (632,704)
                                                                ----------     --------      ---------      --------
CHANGE IN SHARES:
  Institutional.............................................      616,443      (277,988)     4,170,535       (12,663)
  Adviser...................................................           --            --             --            --
  Investor..................................................      575,290       182,068        (38,286)       45,439
                                                                ----------     --------      ---------      --------
                                                                1,191,733       (95,920)     4,132,249        32,776
                                                                ==========     ========      =========      ========

* For the period May 2, 2005 (commencement of operations) through March 31,
  2006.
(1) Amounts for the Institutional Shares of the Laudus Rosenberg U.S. Discovery Fund included 2,459,060 for shares redeemed in-kind during the year ended March 31, 2006.
                         See the accompanying notes to the financial statements. 132 Laudus Trust Annual Report

Financial Statements--Statements of Changes in Net Assets continued

    LAUDUS ROSENBERG
       U.S. LARGE
     CAPITALIZATION       LAUDUS ROSENBERG              LAUDUS ROSENBERG               LAUDUS ROSENBERG
       VALUE FUND        U.S. DISCOVERY FUND     U.S. SMALL CAPITALIZATION FUND    INTERNATIONAL EQUITY FUND
    ----------------   -----------------------   -------------------------------   -------------------------
      PERIOD ENDED     YEAR ENDED   YEAR ENDED     YEAR ENDED       YEAR ENDED     YEAR ENDED    YEAR ENDED
       MARCH 31,       MARCH 31,    MARCH 31,      MARCH 31,        MARCH 31,       MARCH 31,     MARCH 31,
         2006*            2006         2005           2006             2005           2006          2005
    ----------------   ----------   ----------   --------------   --------------   -----------   -----------
        568,445        24,316,701   10,223,633      8,625,498       11,285,927        267,947     1,559,874
             --                --           --      1,104,116          474,733             --            --
         18,680        13,483,409    3,695,403      4,038,568        5,051,312        789,417     1,213,144
        -------        ----------   ----------    -----------      -----------      ---------    ----------
        587,125        37,800,110   13,919,036     13,768,182       16,811,972      1,057,364     2,773,018
        -------        ----------   ----------    -----------      -----------      ---------    ----------
          3,900           561,184      175,938      8,328,621        7,783,166         18,564         7,547
             --                --           --        362,178          249,495             --            --
             53           262,747       13,823      2,637,523        2,114,057         10,586         2,271
        -------        ----------   ----------    -----------      -----------      ---------    ----------
          3,953           823,931      189,761     11,328,322       10,146,718         29,150         9,818
        -------        ----------   ----------    -----------      -----------      ---------    ----------
         (9,574)       (5,907,480)  (1,002,866)   (21,868,787)     (17,904,388)      (119,864)   (1,067,184)
             --                --           --       (940,102)        (866,952)            --            --
         (6,490)       (2,505,790)    (215,766)    (6,436,504)      (4,729,392)      (500,810)     (256,233)
        -------        ----------   ----------    -----------      -----------      ---------    ----------
        (16,064)       (8,413,270)  (1,218,632)   (29,245,393)     (23,500,732)      (620,674)   (1,323,417)
        -------        ----------   ----------    -----------      -----------      ---------    ----------
        562,771        18,970,405    9,396,705     (4,914,668)       1,164,705        166,647       500,237
             --                --           --        526,192         (142,724)            --            --
         12,243        11,240,366    3,493,460        239,587        2,435,977        299,193       959,182
        -------        ----------   ----------    -----------      -----------      ---------    ----------
        575,014        30,210,771   12,890,165     (4,148,889)       3,457,958        465,840     1,459,419
        =======        ==========   ==========    ===========      ===========      =========    ==========

See the accompanying notes to the financial statements.
                                                Laudus Trust Annual Report   133

Financial Statements

Statement of Changes in Net Assets continued

                                                                    LAUDUS ROSENBERG                LAUDUS ROSENBERG
                                                                   INTERNATIONAL SMALL       U.S. LARGE/MID CAPITALIZATION
                                                                   CAPITALIZATION FUND           LONG/SHORT EQUITY FUND
                                                                -------------------------    ------------------------------
                                                                YEAR ENDED     YEAR ENDED     YEAR ENDED       YEAR ENDED
                                                                 MARCH 31,     MARCH 31,       MARCH 31,        MARCH 31,
                                                                   2006           2005           2006             2005
                                                                -----------    ----------    -------------    -------------
SHARES SOLD:
  Institutional.............................................     22,977,000    13,305,599         788,858          161,528
  Investor..................................................     27,951,465    20,410,262         595,036          860,959
                                                                -----------    ----------      ----------       ----------
                                                                 50,928,465    33,715,861       1,383,894        1,022,487
                                                                -----------    ----------      ----------       ----------
ISSUED UPON REINVESTMENT OF DISTRIBUTIONS:
  Institutional.............................................      1,162,349       375,019          21,479               --
  Investor..................................................      1,752,426       445,110          11,415               --
                                                                -----------    ----------      ----------       ----------
                                                                  2,914,775       820,129          32,894               --
                                                                -----------    ----------      ----------       ----------
SHARES REDEEMED:
  Institutional.............................................     (6,873,202)   (2,707,597)       (272,078)        (973,807)
  Investor..................................................    (12,177,417)   (5,580,312)       (754,930)        (542,390)
                                                                -----------    ----------      ----------       ----------
                                                                (19,050,619)   (8,287,909)     (1,027,008)      (1,516,197)
                                                                -----------    ----------      ----------       ----------
CHANGE IN SHARES:
  Institutional.............................................     17,266,147    10,973,021         538,259         (812,279)
  Investor..................................................     17,526,474    15,275,060        (148,479)         318,569
                                                                -----------    ----------      ----------       ----------
                                                                 34,792,621    26,248,081         389,780         (493,710)
                                                                ===========    ==========      ==========       ==========

                         See the accompanying notes to the financial statements. 134 Laudus Trust Annual Report

Financial Statements--Statements of Changes in Net Assets continued

          LAUDUS ROSENBERG                    LAUDUS ROSENBERG
         GLOBAL LONG/SHORT                    VALUE LONG/SHORT
            EQUITY FUND                         EQUITY FUND
    ----------------------------        ----------------------------
    YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
    MARCH 31,         MARCH 31,         MARCH 31,         MARCH 31,
       2006              2005              2006              2005
    ----------        ----------        ----------        ----------
    1,182,558           422,609         10,562,660         5,516,270
      769,500           293,687          4,340,766         2,748,797
    ---------          --------         ----------        ----------
    1,952,058           716,296         14,903,426         8,265,067
    ---------          --------         ----------        ----------
       16,773                --            147,076                --
        5,875                --             32,848                --
    ---------          --------         ----------        ----------
       22,648                --            179,924                --
    ---------          --------         ----------        ----------
     (204,380)         (228,087)        (2,752,771)       (5,394,490)
     (412,483)         (524,213)        (1,752,709)       (2,867,557)
    ---------          --------         ----------        ----------
     (616,863)         (752,300)        (4,505,480)       (8,262,047)
    ---------          --------         ----------        ----------
      994,951           194,522          7,956,965           121,780
      362,892          (230,526)         2,620,905          (118,760)
    ---------          --------         ----------        ----------
    1,357,843           (36,004)        10,577,870             3,020
    =========          ========         ==========        ==========

See the accompanying notes to the financial statements.
                                                Laudus Trust Annual Report   135

Financial Statements

Financial Highlights as of 3/31/06

                                                                 INVESTMENT ACTIVITIES
                                                      -------------------------------------------
                                          NET ASSET                    NET REALIZED      TOTAL
                                           VALUE,          NET        AND UNREALIZED      FROM
                                          BEGINNING    INVESTMENT     GAINS (LOSSES)   INVESTMENT
                                          OF PERIOD   INCOME/(LOSS)   ON INVESTMENTS   ACTIVITIES
                                          ---------   -------------   --------------   ----------
INSTITUTIONAL SHARES
U.S. LARGE CAPITALIZATION FUND
For the year ended March 31, 2006........  $11.79        $ 0.10(6)        $ 1.62         $ 1.72
For the year ended March 31, 2005........   10.92          0.11(6)          0.94           1.05
For the year ended March 31, 2004........    8.28          0.06(6)          2.62           2.68
June 19, 2002 to March 31, 2003 (1)......   10.00          0.05(6)         (1.73)         (1.68)
U.S. LARGE CAPITALIZATION GROWTH FUND
For the year ended March 31, 2006........    8.07          0.02(6)          1.18           1.20
For the year ended March 31, 2005........    7.84          0.04(6)          0.23           0.27
For the year ended March 31, 2004........    5.95          0.06(6)          1.89           1.95
For the year ended March 31, 2003........    7.77          0.07(6)         (1.83)         (1.76)
For the year ended March 31, 2002........    7.70          0.06             0.07           0.13
U.S. LARGE CAPITALIZATION VALUE FUND
Period ended March 31, 2006*.............   10.00          0.18(6)          1.79           1.97
U.S. DISCOVERY FUND
For the year ended March 31, 2006........   15.96          0.02             3.58           3.60
For the year ended March 31, 2005........   14.71          0.03(6)          1.44           1.47
For the year ended March 31, 2004........    9.55          0.06(6)          5.26           5.32
For the year ended March 31, 2003........   11.10          0.04(6)         (1.57)         (1.53)
September 4, 2001 to March 31, 2002
 (1).....................................   10.00          0.02             1.10           1.12
U.S. SMALL CAPITALIZATION FUND
For the year ended March 31, 2006........   13.50            --(7)          2.43           2.43
For the year ended March 31, 2005........   13.82          0.03(6)          1.27           1.30
For the year ended March 31, 2004........    8.98          0.05             5.03           5.08
For the year ended March 31, 2003........   11.18          0.03(6)         (1.93)         (1.90)
For the year ended March 31, 2002........    9.57          0.03(6)          2.17           2.20
INTERNATIONAL EQUITY FUND
For the year ended March 31, 2006........    9.63          0.14             2.15           2.29
For the year ended March 31, 2005........    8.46          0.09(6)          1.12           1.21
For the year ended March 31, 2004........    5.56          0.08(6)          2.90           2.98
For the year ended March 31, 2003........    7.09          0.08(6)         (1.55)         (1.47)
For the year ended March 31, 2002........    8.14          0.07(6)         (0.76)         (0.69)
INTERNATIONAL SMALL CAPITALIZATION FUND
For the year ended March 31, 2006........   16.89          0.13             4.95           5.08
For the year ended March 31, 2005........   13.94          0.08(6)          3.53           3.61
For the year ended March 31, 2004........    7.92          0.07(6)          6.04           6.11
For the year ended March 31, 2003........    8.48          0.09(6)         (0.56)         (0.47)
For the year ended March 31, 2002........    9.13          0.15(6)         (0.61)         (0.46)
U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND
For the year ended March 31, 2006........   11.44          0.25             0.58           0.83
For the year ended March 31, 2005........   10.80         (0.01)(6)         0.65           0.64
For the year ended March 31, 2004........   11.51         (0.06)(6)        (0.65)         (0.71)
For the year ended March 31, 2003........   10.22            --(6),(7)       1.31          1.31
For the year ended March 31, 2002........    9.61          0.18(6)          0.69           0.87
GLOBAL LONG/SHORT EQUITY FUND
For the year ended March 31, 2006........   11.62          0.05(6)          0.75           0.80
For the year ended March 31, 2005........   11.30         (0.12)(6)         0.44          (0.32)
For the year ended March 31, 2004........   11.87         (0.12)(6)        (0.45)         (0.57)
For the year ended March 31, 2003........   10.15         (0.03)(6)         1.73           1.70
For the year ended March 31, 2002........    9.43          0.16             0.96           1.12
VALUE LONG/SHORT EQUITY FUND
For the year ended March 31, 2006........   10.51          0.16(6)          0.09           0.25
For the year ended March 31, 2005........    9.87         (0.03)(6)         0.67           0.64
For the year ended March 31, 2004........   10.48         (0.05)(6)        (0.56)         (0.61)
For the year ended March 31, 2003........    8.96         (0.02)(6)         1.54           1.52
For the year ended March 31, 2002........    8.11          0.13(6)          0.94           1.07

                                                   LESS DIVIDENDS FROM
                                           ------------------------------------
                                                            NET
                                              NET        REALIZED
                                           INVESTMENT    GAINS ON     RETURN OF     TOTAL
                                             INCOME     INVESTMENTS    CAPITAL    DIVIDENDS
                                           ----------   -----------   ---------   ---------
INSTITUTIONAL SHARES
U.S. LARGE CAPITALIZATION FUND
For the year ended March 31, 2006........    $(0.09)      $(1.07)          --      $(1.16)
For the year ended March 31, 2005........     (0.09)       (0.09)          --       (0.18)
For the year ended March 31, 2004........     (0.04)          --           --       (0.04)
June 19, 2002 to March 31, 2003 (1)......     (0.04)          --           --       (0.04)
U.S. LARGE CAPITALIZATION GROWTH FUND
For the year ended March 31, 2006........     (0.01)          --           --       (0.01)
For the year ended March 31, 2005........     (0.04)          --           --       (0.04)
For the year ended March 31, 2004........     (0.06)          --           --       (0.06)
For the year ended March 31, 2003........     (0.06)          --           --       (0.06)
For the year ended March 31, 2002........     (0.06)          --           --       (0.06)
U.S. LARGE CAPITALIZATION VALUE FUND
Period ended March 31, 2006*.............     (0.02)       (0.06)          --       (0.08)
U.S. DISCOVERY FUND
For the year ended March 31, 2006........        --        (0.16)       (0.17)      (0.33)
For the year ended March 31, 2005........     (0.04)       (0.18)          --       (0.22)
For the year ended March 31, 2004........     (0.04)       (0.12)          --       (0.16)
For the year ended March 31, 2003........     (0.02)          --           --       (0.02)
September 4, 2001 to March 31, 2002
 (1).....................................     (0.02)          --           --       (0.02)
U.S. SMALL CAPITALIZATION FUND
For the year ended March 31, 2006........        --        (1.86)          --       (1.86)
For the year ended March 31, 2005........     (0.03)       (1.59)          --       (1.62)
For the year ended March 31, 2004........     (0.04)       (0.20)          --       (0.24)
For the year ended March 31, 2003........     (0.03)       (0.27)          --       (0.30)
For the year ended March 31, 2002........     (0.04)       (0.55)          --       (0.59)
INTERNATIONAL EQUITY FUND
For the year ended March 31, 2006........     (0.12)          --           --       (0.12)
For the year ended March 31, 2005........     (0.04)          --           --       (0.04)
For the year ended March 31, 2004........     (0.08)          --           --       (0.08)
For the year ended March 31, 2003........     (0.07)          --           --       (0.07)
For the year ended March 31, 2002........     (0.36)          --           --       (0.36)
INTERNATIONAL SMALL CAPITALIZATION FUND
For the year ended March 31, 2006........     (0.08)       (0.92)          --       (1.00)
For the year ended March 31, 2005........     (0.04)       (0.62)          --       (0.66)
For the year ended March 31, 2004........     (0.09)          --           --       (0.09)
For the year ended March 31, 2003........     (0.11)          --           --       (0.11)
For the year ended March 31, 2002........     (0.19)          --(7)        --       (0.19)
U.S. LARGE/MID CAPITALIZATION LONG/SHORT
For the year ended March 31, 2006........     (0.19)          --           --       (0.19)
For the year ended March 31, 2005........        --           --           --          --
For the year ended March 31, 2004........        --           --           --          --
For the year ended March 31, 2003........     (0.03)          --           --       (0.03)
For the year ended March 31, 2002........     (0.26)          --           --       (0.26)
GLOBAL LONG/SHORT EQUITY FUND
For the year ended March 31, 2006........     (0.11)          --           --       (0.11)
For the year ended March 31, 2005........        --           --           --          --
For the year ended March 31, 2004........        --           --           --          --
For the year ended March 31, 2003........        --           --           --          --
For the year ended March 31, 2002........     (0.40)          --           --       (0.40)
VALUE LONG/SHORT EQUITY FUND
For the year ended March 31, 2006........     (0.10)          --           --       (0.10)
For the year ended March 31, 2005........        --           --           --          --
For the year ended March 31, 2004........        --           --           --          --
For the year ended March 31, 2003........        --           --           --          --
For the year ended March 31, 2002........     (0.22)          --           --       (0.22)

 *  For the period May 2, 2005 (commencement of operations) through March 31,
    2006.
(1) From commencement of operations.
(2) Not annualized for periods less than one year.
(3) Annualized for periods less than one year.
(4) Includes interest expense and dividend expense on securities sold short.
(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6) Calculated based on the average shares outstanding during the period.
(7) Amount less than $0.005.
(8) Exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.
(9) The ratios of Expenses before Waivers/Reimbursements and Expenses Net of Waivers/Reimbursements have been adjusted from 3.57% and 2.78%, respectively, to more appropriately reflect expenses incurred for the period.
                         See the accompanying notes to the financial statements. 136 Laudus Trust Annual Report

Financial Statements--Financial Highlights continued

                                                                           RATIOS/SUPPLEMENTAL DATA
                                                       -----------------------------------------------------------------
                 NET ASSET               NET ASSETS,    NET INVESTMENT
                  VALUE,                   END OF      INCOME/(LOSS) NET         EXPENSES                EXPENSES
    REDEMPTION    END OF       TOTAL       PERIOD         OF WAIVERS/         BEFORE WAIVERS/         NET OF WAIVERS/
       FEES       PERIOD     RETURN(2)     (000'S)     REIMBURSEMENTS(3)   REIMBURSEMENTS(3),(4)   REIMBURSEMENTS(3),(4)
    ----------   ---------   ---------   -----------   -----------------   ---------------------   ---------------------
      $  --       $12.35       14.90%     $ 54,296            0.80%                1.14%                   1.01%
         --        11.79        9.66        44,559            0.96                 1.23                    0.99
         --(7)     10.92       32.33        44,301            0.62                 1.47                    1.00
         --         8.28      (16.78)       14,479            0.80                 2.73                    0.99
         --         9.26       14.85        44,426            0.27                 1.34                    0.99
         --(7)      8.07        3.42         5,056            0.53                 2.34                    0.99
         --(7)      7.84       32.84         5,006            0.80                 2.59                    0.80
         --         5.95      (22.68)        3,418            1.03                 4.55                    0.75
         --         7.77        1.69         4,297            0.76                 3.81                    0.75
         --        11.89       19.83         6,694            1.82                 2.41                    0.49
         --        19.23       22.80       673,599            0.15                 1.09                    1.09
         --(7)     15.96        9.98       256,444            0.23                 1.20                    1.14
         --(7)     14.71       55.90        98,077            0.49                 1.46                    1.14
         --         9.55      (13.83)       18,589            0.38                 3.71                    1.15
         --        11.10       11.25         2,980            0.38                 9.02                    1.15
         --        14.07       19.46       918,813            0.02                 1.04                    1.04
         --(7)     13.50        9.36       948,225            0.20                 1.09                    1.09
         --(7)     13.82       56.83       954,275            0.45                 1.13                    1.13
         --         8.98      (17.10)      487,020            0.33                 1.29                    1.15
         --        11.18       23.92       482,205            0.33                 1.29                    1.15
         --        11.80       23.86        21,688            1.34                 1.96                    1.34
         --(7)      9.63       14.36        16,094            0.96                 2.69                    1.34
       0.01         8.46       53.81         9,914            1.12                 4.32                    1.35
       0.01         5.56      (20.66)        6,368            1.24                 5.30                    1.35
         --         7.09       (8.36)        7,882            0.94                 4.13                    1.35
         --        20.97       30.90       698,064            0.85                 1.25                    1.25
         --(7)     16.89       26.52       270,646            0.50                 1.55                    1.49
         --(7)     13.94       77.37        70,382            0.65                 1.94                    1.47
       0.02         7.92       (5.36)       20,562            1.09                 2.60                    1.50
         --         8.48       (4.80)       28,027            1.71                 2.24                    1.50
         --        12.08        7.29        19,512            2.50                 3.01                    2.71
         --(7)     11.44        5.93        12,312           (0.13)                3.23                    2.94
         --(7)     10.80       (6.17)       20,404           (0.57)                3.22                    2.82
       0.01        11.51       12.90        26,736            0.01                 3.59                    2.67
         --        10.22        9.20        10,037            1.87                 2.84                    1.95
         --        12.31        6.91        28,279            0.42                 3.31                    3.06
         --        11.62        2.83        15,140           (1.04)                4.38                    3.82
         --(7)     11.30       (4.80)       12,527           (1.11)                3.69(9)                 2.91(9)
       0.02        11.87       16.95        13,491           (0.28)                4.04                    2.50
         --        10.15       12.21        10,514            1.67                 3.19                    1.93
         --        10.66        2.41       189,254            1.51                 2.89                    2.89
         --(7)     10.51        6.48       102,974           (0.28)                3.04                    2.98
         --(7)      9.87       (5.82)       95,541           (0.46)                2.88                    2.77
         --        10.48       16.96        92,356           (0.15)                2.72                    2.42
         --         8.96       13.53        69,629            1.61                 2.49                    2.18

         RATIOS/SUPPLEMENTAL DATA
     ---------------------------------

           EXPENSES          PORTFOLIO
        NET OF WAIVERS/      TURNOVER
     REIMBURSEMENTS(3),(8)    RATE(5)
     ---------------------   ---------
             0.99%            144.32%
             0.99             127.89
             1.00              141.5
             0.99             100.79
             0.99              78.70
             0.99              77.81
             0.80             177.43
             0.75              68.73
             0.75             111.54
             0.49              81.30
             1.09              88.63
             1.14              62.60
             1.14              93.08
             1.15              98.65
             1.15              78.02
             1.04              69.26
             1.09              68.09
             1.13              75.65
             1.15              70.83
             1.15             101.08
             1.34              59.40
             1.34              52.06
             1.35             107.02
             1.35             138.85
             1.35             132.84
             1.25             101.86
             1.49              59.70
             1.47             102.50
             1.50             129.34
             1.50             147.52
             1.24             212.62
             1.24             180.14
             1.25             189.35
             1.25             185.66
             1.25             313.22
             1.99             178.43
             1.99             152.24
             1.81             175.85
             1.50             189.09
             1.50             231.34
             1.74             121.80
             1.74             111.19
             1.75              76.36
             1.74             209.95
             1.75             126.45

See the accompanying notes to the financial statements.
                                                Laudus Trust Annual Report   137

Financial Statements

Financial Highlights as of 3/31/06

                                                                 INVESTMENT ACTIVITIES
                                                      -------------------------------------------
                                          NET ASSET                    NET REALIZED      TOTAL
                                           VALUE,          NET        AND UNREALIZED      FROM
                                          BEGINNING    INVESTMENT     GAINS (LOSSES)   INVESTMENT
                                          OF PERIOD   INCOME/(LOSS)   ON INVESTMENTS   ACTIVITIES
                                          ---------   -------------   --------------   ----------
ADVISER SHARES
U.S. SMALL CAPITALIZATION FUND
For the year ended March 31, 2006........  $13.38        $(0.02)          $ 2.38         $ 2.36
For the year ended March 31, 2005........   13.71            --(6),(7)       1.26          1.26
For the year ended March 31, 2004........    8.91          0.02             5.00           5.02
For the year ended March 31, 2003........   11.12          0.01(6)         (1.93)         (1.92)
For the year ended March 31, 2002........    9.53            --(6)          2.17           2.17
INVESTOR SHARES
U.S. LARGE CAPITALIZATION FUND
For the year ended March 31, 2006........   11.81          0.06(6)          1.63           1.69
For the year ended March 31, 2005........   10.96          0.08(6)          0.93           1.01
For the year ended March 31, 2004........    8.31          0.02(6)          2.63           2.65
July 31, 2002 to March 31, 2003 (1)......    8.88          0.05(6)         (0.62)         (0.57)
U.S. LARGE CAPITALIZATION GROWTH FUND
For the year ended March 31, 2006........    8.15         (0.01)(6)         1.19           1.18
For the year ended March 31, 2005........    7.92          0.02(6)          0.23           0.25
August 15, 2003 to March 31, 2004 (1)....    6.95          0.09(6)          0.92           1.01
U.S. LARGE CAPITALIZATION VALUE FUND
Period ended March 31, 2006*.............   10.00          0.13(6)          1.80           1.93
U.S. DISCOVERY FUND
For the year ended March 31, 2006........   15.88         (0.03)            3.55           3.52
For the year ended March 31, 2005........   14.66         (0.05)(6)         1.47           1.42
For the year ended March 31, 2004........    9.53          0.01(6)          5.24           5.25
For the year ended March 31, 2003........   11.08          0.02(6)         (1.57)         (1.55)
October 3, 2001 to March 31, 2002 (1)....    9.38            --             1.72           1.72
U.S. SMALL CAPITALIZATION FUND
For the year ended March 31, 2006........   13.30         (0.04)            2.37           2.33
For the year ended March 31, 2005........   13.65         (0.02)(6)         1.26           1.24
For the year ended March 31, 2004........    8.88          0.01             4.98           4.99
For the year ended March 31, 2003........   11.08            --(6),(7)      (1.92)        (1.92)
For the year ended March 31, 2002........    9.50            --(6)          2.15           2.15
INTERNATIONAL EQUITY FUND
For the year ended March 31, 2006........    9.61          0.10             2.14           2.24
For the year ended March 31, 2005........    8.47          0.06(6)          1.11           1.17
For the year ended March 31, 2004........    5.57          0.03(6)          2.95           2.98
For the year ended March 31, 2003........    7.05          0.07(6)         (1.54)         (1.47)
For the year ended March 31, 2002........    8.13          0.05(6)         (0.78)         (0.73)
INTERNATIONAL SMALL CAPITALIZATION FUND
For the year ended March 31, 2006........   16.73          0.08             4.89           4.97
For the year ended March 31, 2005........   13.83          0.03(6)          3.51           3.54
For the year ended March 31, 2004........    7.87          0.03(6)          6.01           6.04
For the year ended March 31, 2003........    8.43          0.08(6)         (0.57)         (0.49)
For the year ended March 31, 2002........    9.09          0.07(6)         (0.55)         (0.48)
U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND
For the year ended March 31, 2006........   11.46          0.22             0.59           0.81
For the year ended March 31, 2005........   10.86         (0.04)(6)         0.64           0.60
For the year ended March 31, 2004........   11.61         (0.10)(6)        (0.65)         (0.75)
For the year ended March 31, 2003........   10.34         (0.05)(6)         1.33           1.28
For the year ended March 31, 2002........    9.73          0.10(6)          0.76           0.86
GLOBAL LONG/SHORT EQUITY FUND
For the year ended March 31, 2006........   11.49          0.01(6)          0.74           0.75
For the year ended March 31, 2005........   11.21         (0.17)(6)         0.43           0.26
For the year ended March 31, 2004........   11.81         (0.17)(6)        (0.43)         (0.60)
For the year ended March 31, 2003........   10.13         (0.09)(6)         1.75           1.66
August 31, 2001 to March 31, 2002 (1)....   10.19          0.01(6)          0.32           0.33
VALUE LONG/SHORT EQUITY FUND
For the year ended March 31, 2006........   10.41          0.12(6)          0.10           0.22
For the year ended March 31, 2005........    9.81         (0.06)(6)         0.66           0.60
For the year ended March 31, 2004........   10.43         (0.09)(6)        (0.53)         (0.62)
For the year ended March 31, 2003........    8.95         (0.05)(6)         1.53           1.48
For the year ended March 31, 2002........    8.10          0.09(6)          0.96           1.05

                                                   LESS DIVIDENDS FROM
                                           ------------------------------------
                                                            NET
                                              NET        REALIZED
                                           INVESTMENT    GAINS ON     RETURN OF     TOTAL
                                             INCOME     INVESTMENTS    CAPITAL    DIVIDENDS
                                           ----------   -----------   ---------   ---------
ADVISER SHARES
U.S. SMALL CAPITALIZATION FUND
For the year ended March 31, 2006........    $   --       $(1.86)          --      $(1.86)
For the year ended March 31, 2005........        --        (1.59)          --       (1.59)
For the year ended March 31, 2004........     (0.02)       (0.20)          --       (0.22)
For the year ended March 31, 2003........     (0.02)       (0.27)          --       (0.29)
For the year ended March 31, 2002........     (0.03)       (0.55)          --       (0.58)
INVESTOR SHARES
U.S. LARGE CAPITALIZATION FUND
For the year ended March 31, 2006........     (0.07)       (1.07)          --       (1.14)
For the year ended March 31, 2005........     (0.07)       (0.09)          --       (0.16)
For the year ended March 31, 2004........        --           --           --          --
July 31, 2002 to March 31, 2003 (1)......        --           --           --          --
U.S. LARGE CAPITALIZATION GROWTH FUND
For the year ended March 31, 2006........        --           --           --          --
For the year ended March 31, 2005........     (0.02)          --           --       (0.02)
August 15, 2003 to March 31, 2004 (1)....     (0.04)          --           --       (0.04)
U.S. LARGE CAPITALIZATION VALUE FUND
Period ended March 31, 2006*.............        --        (0.06)          --       (0.06)
U.S. DISCOVERY FUND
For the year ended March 31, 2006........        --        (0.16)       (0.17)      (0.33)
For the year ended March 31, 2005........     (0.02)       (0.18)          --       (0.20)
For the year ended March 31, 2004........        --        (0.12)          --       (0.12)
For the year ended March 31, 2003........        --           --           --          --
October 3, 2001 to March 31, 2002 (1)....     (0.02)          --           --       (0.02)
U.S. SMALL CAPITALIZATION FUND
For the year ended March 31, 2006........        --        (1.86)          --       (1.86)
For the year ended March 31, 2005........        --        (1.59)          --       (1.59)
For the year ended March 31, 2004........     (0.02)       (0.20)          --       (0.22)
For the year ended March 31, 2003........     (0.01)       (0.27)          --       (0.28)
For the year ended March 31, 2002........     (0.02)       (0.55)          --       (0.57)
INTERNATIONAL EQUITY FUND
For the year ended March 31, 2006........     (0.08)          --           --       (0.08)
For the year ended March 31, 2005........     (0.03)          --           --       (0.03)
For the year ended March 31, 2004........     (0.08)          --           --       (0.08)
For the year ended March 31, 2003........     (0.02)          --           --       (0.02)
For the year ended March 31, 2002........     (0.35)          --           --       (0.35)
INTERNATIONAL SMALL CAPITALIZATION FUND
For the year ended March 31, 2006........     (0.04)       (0.92)          --       (0.96)
For the year ended March 31, 2005........     (0.02)       (0.62)          --       (0.64)
For the year ended March 31, 2004........     (0.08)          --           --       (0.08)
For the year ended March 31, 2003........     (0.09)          --           --       (0.09)
For the year ended March 31, 2002........     (0.18)          --(7)        --       (0.18)
U.S. LARGE/MID CAPITALIZATION LONG/SHORT
For the year ended March 31, 2006........     (0.15)          --           --       (0.15)
For the year ended March 31, 2005........        --           --           --          --
For the year ended March 31, 2004........        --           --           --          --
For the year ended March 31, 2003........     (0.02)          --           --       (0.02)
For the year ended March 31, 2002........     (0.25)          --           --       (0.25)
GLOBAL LONG/SHORT EQUITY FUND
For the year ended March 31, 2006........     (0.08)          --           --       (0.08)
For the year ended March 31, 2005........        --           --           --          --
For the year ended March 31, 2004........        --           --           --          --
For the year ended March 31, 2003........        --           --           --          --
August 31, 2001 to March 31, 2002 (1)....     (0.39)          --           --       (0.39)
VALUE LONG/SHORT EQUITY FUND
For the year ended March 31, 2006........     (0.08)          --           --       (0.08)
For the year ended March 31, 2005........        --           --           --          --
For the year ended March 31, 2004........        --           --           --          --
For the year ended March 31, 2003........        --           --           --          --
For the year ended March 31, 2002........     (0.20)          --           --       (0.20)

 *  For the period May 2, 2005 (commencement of operations) through March 31,
    2006.
(1) From commencement of operations.
(2) Not annualized for periods less than one year.
(3) Annualized for periods less than one year.
(4) Includes interest expense and dividend expense on securities sold short.
(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6) Calculated based on the average shares outstanding during the period.
(7) Amount less than $0.005.
(8) Exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.
(9) The ratios of Expenses before Waivers/Reimbursements and Expenses Net of Waivers/Reimbursements have been adjusted from 3.89% and 3.11%, respectively, to more appropriately reflect expenses incurred for the period.
                         See the accompanying notes to the financial statements. 138 Laudus Trust Annual Report

Financial Statements--Financial Highlights continued

                                                                           RATIOS/SUPPLEMENTAL DATA
                                                       -----------------------------------------------------------------
                 NET ASSET               NET ASSETS,    NET INVESTMENT
                  VALUE,                   END OF      INCOME/(LOSS) NET         EXPENSES                EXPENSES
    REDEMPTION    END OF       TOTAL       PERIOD         OF WAIVERS/         BEFORE WAIVERS/         NET OF WAIVERS/
       FEES       PERIOD     RETURN(2)     (000'S)     REIMBURSEMENTS(3)   REIMBURSEMENTS(3),(4)   REIMBURSEMENTS(3),(4)
    ----------   ---------   ---------   -----------   -----------------   ---------------------   ---------------------
      $  --       $13.88       19.09%     $ 49,952           (0.24)%                1.32%                  1.32%
         --(7)     13.38        9.12        41,104           (0.01)                 1.31                   1.31
         --(7)     13.71       56.53        44,059            0.19                  1.40                   1.40
         --         8.91      (17.35)       25,973            0.07                  1.54                   1.40
         --        11.12       23.61        17,695            0.05                  1.53                   1.39
         --        12.36       14.57        10,026            0.50                  1.52                   1.34
         --        11.81        9.22         2,786            0.69                  1.58                   1.35
         --(7)     10.96       31.89           590            0.24                  1.51                   1.25
         --         8.31       (6.42)          666            0.87                  3.05                   1.25
         --         9.33       14.48         1,810           (0.12)                 1.91                   1.33
         --(7)      8.15        3.14         1,894            0.21                  2.68                   1.32
         --(7)      7.92       14.50         1,479            1.12                  2.72                   1.11
         --        11.87       19.33           145            1.31                  2.78                   0.96
         --        19.07       22.40       284,285           (0.20)                 1.43                   1.43
         --(7)     15.88        9.70        58,284           (0.30)                 1.55                   1.49
         --(7)     14.66       55.22         2,581            0.04                  1.63                   1.40
         --         9.53      (13.99)          104            0.20                  6.18                   1.40
         --        11.08       18.34            98            0.03                 10.26                   1.40
         --        13.77       18.98       311,822           (0.33)                 1.39                   1.39
         --(7)     13.30        9.00       297,927           (0.15)                 1.43                   1.43
         --(7)     13.65       56.40       272,481            0.11                  1.47                   1.47
         --         8.88      (17.42)      136,293           (0.02)                 1.63                   1.49
         --        11.08       23.50       108,449           (0.05)                 1.65                   1.51
         --        11.77       23.41        18,824            1.02                  2.33                   1.72
         --(7)      9.61       13.79        12,491            0.65                  2.96                   1.72
       0.02         8.47       53.61         2,881            0.45                  4.46                   1.59
       0.01         5.57      (20.73)           17            1.06                  5.27                   1.60
         --         7.05       (8.83)           18            0.64                  4.27                   1.60
         --        20.74       30.48       804,340            0.42                  1.60                   1.60
         --(7)     16.73       26.16       355,766            0.20                  1.88                   1.83
         --(7)     13.83       76.91        82,780            0.28                  2.18                   1.75
       0.02         7.87       (5.53)       16,834            0.99                  2.93                   1.78
         --         8.43       (5.08)        6,334            0.79                  2.67                   1.78
         --        12.12        7.09        11,755            2.14                  3.31                   3.02
         --(7)     11.46        5.52        12,824           (0.33)                 3.55                   3.26
         --(7)     10.86       (6.46)        8,693           (0.93)                 3.51                   3.12
       0.01        11.61       12.49        16,251           (0.45)                 3.91                   3.07
         --        10.34        8.96           471            0.99                  3.42                   2.42
          0        12.16        6.58        10,859            0.10                  3.68                   3.41
       0.02        11.49        2.50         6,094           (1.57)                 4.80                   4.27
         --(7)     11.21       (5.08)        8,533           (1.50)                 4.01(9)                3.23(9)
       0.02        11.81       16.58         9,474           (0.80)                 4.42                   2.92
         --        10.13        3.58             7            0.22                  4.43                   2.34
         --        10.55        2.08        63,036            1.17                  3.22                   3.22
         --(7)     10.41        6.12        34,930           (0.55)                 3.37                   3.30
         --(7)      9.81       (5.94)       34,081           (0.90)                 3.18                   3.06
         --        10.43       16.54        38,473           (0.43)                 2.97                   2.69
         --         8.95       13.24         5,355            1.05                  2.79                   2.48

         RATIOS/SUPPLEMENTAL DATA
     ---------------------------------

           EXPENSES          PORTFOLIO
        NET OF WAIVERS/      TURNOVER
     REIMBURSEMENTS(3),(8)    RATE(5)
     ---------------------   ---------
             1.32%             69.26%
             1.31              68.09
             1.40              75.65
             1.40              70.83
             1.39             101.08
             1.33             144.32
             1.35             127.89
             1.25             141.50
             1.25             100.79
             1.33              78.70
             1.32              77.81
             1.39             177.43
             0.96              81.30
             1.43              88.63
             1.49              62.60
             1.40              93.08
             1.40              98.65
             1.40              78.02
             1.39              69.26
             1.43              68.09
             1.47              75.65
             1.49              70.83
             1.51             101.08
             1.72              59.40
             1.72              52.06
             1.59             107.02
             1.60             138.85
             1.60             132.84
             1.60             101.86
             1.83              59.70
             1.75             102.50
             1.78             129.34
             1.78             147.52
             1.59             212.62
             1.61             180.14
             1.55             189.35
             1.54             185.66
             1.56             313.22
             2.29             178.43
             2.34             152.24
             2.14             175.85
             1.80             189.09
             1.75             231.34
             2.06             121.80
             2.06             111.19
             2.05              76.36
             2.02             209.95
             2.04             126.45

See the accompanying notes to the financial statements.
                                                Laudus Trust Annual Report   139

Financial Statements

Notes to Financial Statements as of 3/31/06

1. ORGANIZATION.

Laudus Trust, (the "Trust") was established as a Massachusetts business trust under the laws of Massachusetts on April 1, 1988. The Trust is an open-end diversified management investment company consisting of eleven portfolios, ten of which were operational as of March 31, 2006 (individually, a "Fund" and collectively the "Funds");

Laudus Rosenberg U.S. Large Capitalization Fund,
Laudus Rosenberg U.S. Large Capitalization Growth
  Fund,
Laudus Rosenberg U.S. Large Capitalization Value
  Fund,
Laudus Rosenberg U.S. Discovery Fund,
Laudus Rosenberg U.S. Small Capitalization Fund,
Laudus Rosenberg International Equity Fund,
Laudus Rosenberg International Small Capitalization
  Fund,
Laudus Rosenberg U.S. Large/Mid Capitalization
  Long/Short Equity Fund,
Laudus Rosenberg Global Long/Short Equity Fund,
Laudus Rosenberg Value Long/Short Equity Fund.

As of March 31, 2006, the Laudus Rosenberg U.S. Long/Short Equity Fund was not operational. As of October 15, 2004, the Laudus Rosenberg U.S. Small Capitalization Fund and as of December 31, 2005, the Laudus Rosenberg International Small Capitalization Fund were closed to new investors. As of May 1, 2006, the Laudus Rosenberg U.S. Discovery Fund was closed to new investors.

Each Fund is authorized to issue an unlimited number of Institutional Shares and Investor Shares of no par value, and the Laudus Rosenberg U.S. Small Capitalization Fund is also authorized to issue an unlimited number of Adviser Shares of no par value. Each class of shares generally has identical rights and preferences, except that each class is subject to different eligibility conditions, bear different distribution and sub-transfer agent expenses, and has separate voting rights on matters pertaining solely to that class of shares.

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION

Each Fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if there are no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the Funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the New York Stock Exchange that materially affect the furnished price. The Funds have engaged a third party fair value service provider to systematically recommend the adjustment of closing market prices of securities traded principally in foreign markets. The Board of Trustees regularly reviews fair value determinations made by the Funds pursuant to the procedures.

Other investment companies are valued at their respective net asset values as determined by those funds, in

 140  Laudus Trust Annual Report

Financial Statements--Notes to Financial Statements continued

accordance with the Investment Company Act of 1940 for a given day.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME

Changes in holdings of portfolio securities are reflected no later than on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Interest income is recorded as earned and includes premium amortization and discount accretion.

FOREIGN CURRENCY TRANSACTIONS

The accounting records of the Funds are maintained in U.S. dollars. All monetary items denominated in foreign currencies are translated to U.S. dollars based upon the prevailing exchange rate at the close of each business day. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on investments in securities are not bifurcated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

FORWARD FOREIGN CURRENCY CONTRACTS

Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contractual settlement date. Gains or losses from the purchase or sale of forward foreign currency contracts are recorded as realized on the settlement date.

FOREIGN SECURITIES

The Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, and Laudus Rosenberg Global Long/Short Equity Fund pursue their respective objectives by investing in foreign securities. Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, changes in currency exchange rates or exchange control regulations (including currency blockage). The Funds may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also, the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.

REAL ESTATE INVESTMENT TRUSTS

Several Funds own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

REPURCHASE AGREEMENTS

In a repurchase agreement, a Fund buys a security from another party (usually a financial institution) with the agreement that the security will be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The Funds' repurchase agreements are collateralized by U.S. Government Securities. All collateral is held by the Funds' Custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

SHORT SALES

The Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund and Laudus Rosenberg Value Long/Short Equity Fund are authorized to engage in short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then

                                                Laudus Trust Annual Report   141

Financial Statements--Notes to Financial Statements continued

obligated to replace the security borrowed by purchasing the security at its current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed the market value of securities sold short recorded in the Statement of Assets and Liabilities. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account at the Custodian Bank with cash, U.S. Government Securities and/or securities held long by the portfolio to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Broker and Custodian Bank as shown in the Statement of Assets and Liabilities and the securities held long as shown in the Statement of Portfolio Investments. Interest accrued or dividends paid on Securities Sold Short are recorded as an expense on the Fund's records.

SECURITIES LENDING

Under the Securities Lending Program, securities held by the Laudus Rosenberg U.S. Large Capitalization Growth Fund, the Laudus Rosenberg U.S. Discovery Fund, the Laudus Rosenberg U.S. Small Capitalization Fund and the Laudus Rosenberg International Small Capitalization Fund are loaned by State Street Bank, as agent, to certain brokers (the "Borrowers"). The Borrowers provide cash or U.S. Government securities as collateral against loans in an amount at least equal to 100% of the market value of the loaned securities.

The cash collateral of securities loaned is invested in high quality, short-term investments such as money market funds and U.S. government securities. The investments of collateral are marked-to-market daily and the value of the collateral must be at least 100% of the market value of the loaned securities each day.

At March 31, 2006, the following Funds had collateral and loans outstanding of:

                                                  Value of
                                  Value of         Loaned
                                 Collateral      Securities
--------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Growth
  Fund........................  $    955,482    $    933,718
Laudus Rosenberg U.S.
  Discovery Fund..............    83,107,644      81,125,196
Laudus Rosenberg U.S. Small
  Capitalization Fund.........    34,693,294      33,785,954
Laudus Rosenberg International
  Small Capitalization Fund...   116,439,578     110,520,116

EXPENSE, INVESTMENT INCOME AND GAIN/LOSS ALLOCATION

Expenses directly attributable to a Fund are charged to that Fund; expenses not directly attributable to a Fund are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class. Expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets or another reasonable basis. The investment income and expenses of the Fund (other than class specific expenses charged to a class) and realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned, or expenses and realized/unrealized gains and losses are incurred.

DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions are made annually on a tax basis, which may differ from distribution amounts determined under accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, REITs, and wash sales for book and tax purposes.

FEDERAL INCOME TAXES

It is the Funds' policy to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investments companies, and to distribute substantially all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no provisions are made for federal income taxes.

 142  Laudus Trust Annual Report

Financial Statements--Notes to Financial Statements continued

3. MANAGEMENT, ADMINISTRATION, FUND ACCOUNTING, DISTRIBUTION AND SHAREHOLDER SERVICE AGREEMENTS.

The Trust's Board of Trustees oversees the general conduct of the Trust and the Funds.

Charles Schwab Investment Management, Inc. ("CSIM" or the "Manager") is the investment adviser of the Funds and manages the Funds' business, subject to the supervision of the Board of Trustees. AXA Rosenberg Investment Management LLC ("AXA Rosenberg"), the Funds' sub-adviser, provides day-to-day portfolio management services to the Funds, subject to the supervision of CSIM.

The Funds pay CSIM an advisory fee for these services on a monthly basis.
CSIM -- and not the Funds -- pays a portion of the advisory fees it receives to AXA Rosenberg in return for its services.

The table below sets forth the advisory fee payable to CSIM by each Fund.

                                           Agreement Rate*
--------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund..............    1st $1 billion-0.75%
                                       Over $1 billion-0.70%
                                       Over $2 billion-0.675%
Laudus Rosenberg U.S. Large
  Capitalization Growth Fund.......    1st $1 billion-0.75%
                                       Over $1 billion-0.70%
                                       Over $2 billion-0.675%
Laudus Rosenberg U.S. Large
  Capitalization Value Fund........    1st $1 billion-0.75%
                                       Over $1 billion-0.70%
                                       Over $2 billion-0.675%
Laudus Rosenberg U.S. Discovery
  Fund.............................    1st $1 billion-0.90%
                                       Over $1 billion-0.85%
Laudus Rosenberg U.S. Small
  Capitalization Fund..............    0.90%
Laudus Rosenberg International
  Equity Fund......................    1st $1 billion-0.85%
                                       Over $1 billion-0.80%
                                       Over $2 billion-0.775%
Laudus Rosenberg International
  Small Capitalization Fund........    1st $500 million-1.00%
                                       Over $500 million-0.95%
Laudus Rosenberg U.S. Large/Mid
  Capitalization Long/Short Equity
  Fund.............................    1st $500 million-1.00%
                                       Over $500 million-0.95%
Laudus Rosenberg Global Long/Short
  Equity Fund......................    1st $500 million-1.50%
                                       Over $500 million-1.45%
Laudus Rosenberg Value Long/Short
  Equity Fund......................    1st $500 million-1.50%
                                       Over $500 million-1.45%

* The advisory fee payable to CSIM varies based on fund assets.

The Funds may, from time to time, execute portfolio trades with affiliated brokers/dealers. For the period ended March 31, 2006, the Funds paid $54,893, in aggregate, for brokerage fees on the execution of portfolio trades with affiliated brokers/dealers.

CSIM has contractually agreed, until at least July 30, 2007, to waive its management fee and bear certain expenses and fees of each Fund. As such, CSIM further agrees to reimburse the Funds to limit the annual expenses, exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business as follows:

                                       Institutional    Investor
                                          Shares         Shares
----------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund..............        0.99%         1.29%
Laudus Rosenberg U.S. Large
  Capitalization Growth Fund.......        0.99%         1.29%
Laudus Rosenberg U.S. Large
  Capitalization Value Fund........        0.99%         1.29%
Laudus Rosenberg U.S. Discovery
  Fund.............................        1.14%         1.44%
Laudus Rosenberg U.S. Small
  Capitalization Fund**............        1.14%         1.44%
Laudus Rosenberg International
  Equity Fund......................        1.34%         1.64%
Laudus Rosenberg International
  Small Capitalization Fund........        1.49%         1.79%
Laudus Rosenberg U.S. Large/Mid
  Capitalization Long/Short Equity
  Fund.............................        1.24%         1.54%
Laudus Rosenberg Global Long/Short
  Equity Fund......................        1.99%         2.29%
Laudus Rosenberg Value Long/Short
  Equity Fund......................        1.74%         2.04%

** There is no Expense Limit for Adviser Shares of the Laudus Rosenberg U.S.
   Small Capitalization Fund.

The above expense limitations with respect to the Investor shares were implemented effective January 3, 2006. Operating expense ratios of the Investor shares for the year ended March 31, 2006 which are stated in the financial highlights reflect a blended rate.

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the Fund's net expenses to exceed the current limit (as stated in CSIM's contractual undertaking) during the

                                                Laudus Trust Annual Report   143

Financial Statements--Notes to Financial Statements continued

respective year. As of March 31, 2006, the balance of recoupable expenses is as follows:

                                          Expires     Expires
                                          3/31/07     3/31/08
--------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund.................    $108,272    $ 70,080
Laudus Rosenberg U.S. Large
  Capitalization Growth Fund..........      89,616      76,629
Laudus Rosenberg U.S. Large
  Capitalization Value Fund...........          --     105,744
Laudus Rosenberg U.S. Discovery Fund..          --       2,314
Laudus Rosenberg International Equity
  Fund................................     231,815     197,117
Laudus Rosenberg International Small
  Capitalization Fund.................          --          --
Laudus Rosenberg U.S. Large/ Mid
  Capitalization Long/Short Equity
  Fund................................      73,659      70,537
Laudus Rosenberg Global Long/Short
  Equity Fund.........................     104,929      71,341
Laudus Rosenberg Value Long/Short
  Equity Fund.........................      24,004       3,296

Effective October 1, 2005, State Street Bank & Trust Company serves as the Trust's administrator and assists the Trust in all aspects of its administration and operation. Prior to October 1, 2005, BISYS Fund Services Ohio, Inc. ("BISYS") performed these services.

Effective October 1, 2005, State Street Bank & Trust Company also serves as the Trust's fund accountant. Prior to October 1, 2005, BISYS performed these services.

Effective October 10, 2005, Boston Financial Data Services, Inc. performs the transfer agent services. Prior to October 10, 2005, BISYS performed these services.

The Trust has a Distribution and Shareholder Service Plan with respect to its Investor Shares pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the Funds are sold on a continuous basis by the Trust's Distributor. Effective October 1, 2005 ALPS Distributors, Inc. serves as the Distributor. Prior to October 1, 2005, Laudus Distributor, Inc. served as the Distributor. Under the Distribution and Shareholder Service Plan, the Funds pay distribution and shareholder servicing fees in connection with the sale and servicing of the Investor Shares. The annual Distribution and Shareholder Service Fee consists of up to 0.25% of the respective average daily net assets of the Investor Shares. In addition, the Trustees have authorized each Fund to pay up to 0.15% of its average daily net assets attributable to Investor Shares for sub-transfer agent and sub-accounting services in connection with such shares.

Various service organizations act as servicing agents of the Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund. Such shares are subject to an annual Service Fee of up to 0.25% of the average daily net assets attributable to such shares in accordance with a Service Plan adopted by the Trust. In addition, the Trustees have authorized the Fund to pay up to 0.05% of its average daily net assets attributable to Adviser Shares for sub-transfer and sub-accounting services in connection with such shares.

Interested Trustees and officers of the Trust do not receive compensation from the Trust. The Trust pays each Independent Trustee aggregate compensation of $55,000 per year. This sum includes a quarterly retainer fee of $8,788 and an additional $3,790 for each regular meeting attended.

In addition, a retirement plan has been instituted for all of the Independent Trustees of the Trust and Trustees of the Laudus Variable Insurance Trust (the "Retirement Plan"). Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trust and Laudus Variable Insurance Trust (other than termination for cause), a retiring Independent Trustee who has served as Independent Trustee for at least five years shall be paid a lump sum cash payment (the "Retirement Payment"). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an Independent Trustee of the Trust and the Laudus Variable Insurance Trust, including years of service prior to the adoption of the Retirement Plan. However, beginning April 1, 2005, each Independent Trustee is permitted to make a one-time election to have the $10,000 attributable to service for the coming year adjusted up or down at the end of each subsequent year based on the unweighted average performance of Institutional Shares of each Fund of the Trust and Class 2 Shares of the sole series of the Laudus Variable Insurance Trust that is in operation for all of such year. Each Independent Trustee also was given the opportunity to make a one-time election to have previously accrued benefits fluctuate beginning April 1, 2005, based on performance of the Funds as described in the previous sentence. As a result, the amount of the Retirement Payment payable to any Independent Trustee may

 144  Laudus Trust Annual Report

Financial Statements--Notes to Financial Statements continued

increase or decrease based upon performance of the Funds. The portion of the total Retirement Payment owed to an Independent Trustee upon his or her retirement that is payable by any Fund will be determined based on the relative net assets of the Funds of the Trust and the sole series of the Laudus Variable Insurance Trust in operation on the date of the Independent Trustee's retirement. The Trust did not pay any pension or retirement benefits for its Trustees.

4. EARLY REDEMPTION FEE.

For the Funds, certain shares purchased that were redeemed or exchanged in less than 30 days, are assessed a fee of 2% of the current net asset value of the shares. The fee, which is applied to shares redeemed or exchanged in the order in which they are purchased, is retained by the Fund and is intended to limit short-term trading in the Funds, or to the extent short-term trading persists, to impose the costs of that activity on the shareholders who engage in it. Such amounts are included in the proceeds from shares issued on the Statement of Changes in Net Assets. For the period ended March 31, 2006, early redemption fees assessed were as follows:

                                                    Early
                                                  Redemption
                                                     Fees
------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization
  Fund..........................................   $ 4,816
Laudus Rosenberg U.S. Large Capitalization
  Growth Fund...................................       444
Laudus Rosenberg U.S. Large Capitalization Value
  Fund..........................................        --
Laudus Rosenberg U.S. Discovery Fund............    36,060
Laudus Rosenberg U.S. Small Capitalization
  Fund..........................................     8,001
Laudus Rosenberg International Equity Fund......       700
Laudus Rosenberg International Small
  Capitalization Fund...........................    73,125
Laudus Rosenberg U.S. Large/Mid Capitalization
  Long/Short Equity Fund........................       895
Laudus Rosenberg Global Long/Short Equity
  Fund..........................................     1,198
Laudus Rosenberg Value Long/Short Equity Fund...     3,866

5. SECURITY PURCHASES AND SALES.

For the period ended March 31, 2006, purchases and sales of securities (excluding short-term securities) were as follows:

                                 Purchases          Sales
--------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund........  $   77,867,475   $   68,056,911
Laudus Rosenberg U.S. Large
  Capitalization Growth
  Fund.......................      51,881,282       16,197,159
Laudus Rosenberg U.S. Large
  Capitalization Value
  Fund.......................      10,637,075        4,947,021
Laudus Rosenberg U.S.
  Discovery Fund.............   1,038,449,993      539,432,207
Laudus Rosenberg U.S. Small
  Capitalization Fund........     854,922,935    1,071,748,348
Laudus Rosenberg
  International Equity
  Fund.......................      23,300,339       18,020,600
Laudus Rosenberg
  International Small
  Capitalization Fund........   1,473,529,216      922,305,292
Laudus Rosenberg U.S. Large/
  Mid Capitalization
  Long/Short Equity Fund.....      50,283,058       48,221,166
Laudus Rosenberg Global Long/
  Short Equity Fund..........      56,410,642       45,945,634
Laudus Rosenberg Value Long/
  Short Equity Fund..........     283,576,953      212,900,942

6. LINE OF CREDIT.

The custodian has established a loan agreement for a maximum amount of 10% of total net assets for the Laudus Rosenberg Value Long/Short Equity Fund for temporary purposes. In addition, the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, and Laudus Rosenberg International Small Capitalization Fund had access to a committed line of credit up to a maximum of $35,000,000, as established by the Fund's custodian. Interest is calculated based on the market rates at the time of borrowing. A commitment fee of 0.09% per annum will be incurred on the unused portion of the line of credit, which is allocated to the applicable Funds based on net assets. There were no borrowings on the line of credit for the period ended March 31, 2006.

                                                Laudus Trust Annual Report   145

Financial Statements--Notes to Financial Statements continued

7. FEDERAL INCOME TAXES.

RECLASSIFICATIONS

Permanent book and tax basis differences will result in reclassifications to capital accounts such as net operating losses, disposition of partnership interests and in kind redemptions. As of March 31, 2006, the following reclassifications have been made to increase/(decrease) such accounts with offsetting adjustments made to capital:

                                                                                   Accumulated
                                                                                   Net Realized
                                                                                  Gains/(Losses)
                                                                 Accumulated      on Investments
                                                                Net Investment    and Securities     Paid In
                                                                Income/(Loss)       Sold Short       Capital
--------------------------------------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization Fund.............              --                --              --
Laudus Rosenberg U.S. Large Capitalization Growth Fund......              --                --              --
Laudus Rosenberg U.S. Large Capitalization Value Fund.......             322              (322)             --
Laudus Rosenberg U.S. Discovery Fund........................        (226,641)       (7,108,994)      7,335,635*
Laudus Rosenberg U.S. Small Capitalization Fund.............         826,084                --        (826,084)
Laudus Rosenberg International Equity Fund..................         (28,685)           28,684               1
Laudus Rosenberg International Small Capitalization Fund....       1,469,443        (1,469,443)             --
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
  Equity Fund...............................................              --                --              --
Laudus Rosenberg Global Long/Short Equity Fund..............        (159,950)          159,950              --
Laudus Rosenberg Value Long/Short Equity Fund...............              --                --              --

The tax character of distributions paid during the fiscal year ended March 31, 2006 was as follows:

                                                                                                               Total
                                                              Ordinary        Long-Term      Return of     Distributions
                                                               Income       Capital Gains     Capital          Paid
------------------------------------------------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization Fund..........    $   794,781    $  3,748,563     $       --     $ 4,543,344
Laudus Rosenberg U.S. Large Capitalization Growth Fund...         23,348              --             --          23,348
Laudus Rosenberg U.S. Large Capitalization Value Fund....         44,078             322             --          44,400
Laudus Rosenberg U.S. Discovery Fund.....................             --       7,254,221      7,273,884      14,528,105
Laudus Rosenberg U.S. Small Capitalization Fund..........      2,130,940     155,393,262             --     157,524,202
Laudus Rosenberg International Equity Fund...............        313,720              --             --         313,720
Laudus Rosenberg International Small Capitalization
  Fund...................................................     27,375,525      27,702,852             --      55,078,377
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
  Equity Fund............................................        386,331              --             --         386,331
Laudus Rosenberg Global Long/Short Equity Fund...........        270,469              --             --         270,469
Laudus Rosenberg Value Long/Short Equity Fund............      1,939,980              --             --       1,939,980

* Reclassification is mainly due to the in-kind redemption during the period. This amount reflects a reclassification of realized gain due to an in-kind redemption and resultant return of capital payment made by the Fund on December 15, 2005.

 146  Laudus Trust Annual Report

Financial Statements--Notes to Financial Statements continued

The tax character of distributions paid during the fiscal year ended March 31, 2005 was as follows:

                                                                                                               Total
                                                            Ordinary       Long-Term      Total Taxable    Distributions
                                                             Income      Capital Gains    Distributions        Paid
------------------------------------------------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization Fund........    $  385,330    $    352,854     $    738,184     $    738,184
Laudus Rosenberg U.S. Large Capitalization Growth
  Fund.................................................        28,198              --           28,198           28,198
Laudus Rosenberg U.S. Discovery Fund...................     1,592,905       1,388,597        2,981,502        2,981,502
Laudus Rosenberg U.S. Small Capitalization Fund........     2,204,683     144,186,941      146,391,624      146,391,624
Laudus Rosenberg International Equity Fund.............        90,132              --           90,132           90,132
Laudus Rosenberg International Small Capitalization
  Fund.................................................     5,709,267       7,138,964       12,848,231       12,848,231
Laudus Rosenberg U.S. Large/Mid Capitalization
  Long/Short Equity Fund...............................            --              --               --               --
Laudus Rosenberg Global Long/Short Equity Fund.........            --              --               --               --
Laudus Rosenberg Value Long/Short Equity Fund..........            --              --               --               --

As of March 31, 2006, the following is the net capital loss carry forward, which is available to offset future realized gains.

                                                                           Expires
                                ---------------------------------------------------------------------------------------------
                                2007       2008          2009         2010        2011         2012         2013       2014
-----------------------------------------------------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large
 Capitalization Fund..........  $ --    $        --   $        --   $     --   $       --   $        --   $     --
Laudus Rosenberg U.S. Large
 Capitalization Growth Fund...    --             --            --    148,863      451,611            --    193,612
Laudus Rosenberg U.S. Large
 Capitalization Value Fund....    --             --            --         --           --            --         --
Laudus Rosenberg U.S.
 Discovery Fund...............    --             --            --         --           --            --         --
Laudus Rosenberg U.S. Small
 Capitalization Fund..........    --             --            --         --           --            --         --
Laudus Rosenberg International
 Equity Fund..................    --             --            --         --       63,010            --         --
Laudus Rosenberg International
 Small Capitalization Fund....    --             --            --         --           --            --         --
Laudus Rosenberg U.S. Large/
 Mid Capitalization Long/Short
 Equity Fund..................    --             --            --         --           --     1,902,738    385,118
Laudus Rosenberg Global Long/
 Short Equity Fund............    --             --            --         --           --       487,593    177,288
Laudus Rosenberg Value Long/
 Short Equity Fund............    --     26,836,920    11,040,106         --           --    20,890,232         --

                                  Expires
                                -----------
                                   Total
------------------------------
Laudus Rosenberg U.S. Large
 Capitalization Fund..........  $        --
Laudus Rosenberg U.S. Large
 Capitalization Growth Fund...      794,086
Laudus Rosenberg U.S. Large
 Capitalization Value Fund....           --
Laudus Rosenberg U.S.
 Discovery Fund...............           --
Laudus Rosenberg U.S. Small
 Capitalization Fund..........           --
Laudus Rosenberg International
 Equity Fund..................       63,010
Laudus Rosenberg International
 Small Capitalization Fund....           --
Laudus Rosenberg U.S. Large/
 Mid Capitalization Long/Short
 Equity Fund..................    2,287,856
Laudus Rosenberg Global Long/
 Short Equity Fund............      664,881
Laudus Rosenberg Value Long/
 Short Equity Fund............   58,767,258

                                                Laudus Trust Annual Report   147

Financial Statements--Notes to Financial Statements continued

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended March 31, 2006, the Funds deferred to April 1, 2006 post October capital losses of:

                                                                Capital Losses    Currency Losses
-------------------------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization Fund.............              --               --
Laudus Rosenberg U.S. Large Capitalization Growth Fund......              --               --
Laudus Rosenberg U.S. Large Capitalization Value Fund.......              --               --
Laudus Rosenberg U.S. Discovery Fund........................              --               --
Laudus Rosenberg U.S. Small Capitalization Fund.............              --               --
Laudus Rosenberg International Equity Fund..................              --            6,848
Laudus Rosenberg International Small Capitalization Fund....              --          367,502
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
  Equity Fund...............................................              --               --
Laudus Rosenberg Global Long/Short Equity Fund..............              --           56,633
Laudus Rosenberg Value Long/Short Equity Fund...............       5,928,347               --

As of March 31, 2006, the components of distributable earnings/accumulated(losses) on a tax basis were as follows:

                                                                             Undistributed
                                                            Undistributed      Long-Term      Accumulated
                                                              Ordinary          Capital       Capital and      Unrealized
                                                               Income            Gains        Other Losses    Appreciation
--------------------------------------------------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization Fund...........   $   542,288      $ 2,332,648     $     (4,036)   $  8,305,979
Laudus Rosenberg U.S. Large Capitalization Growth Fund....        30,592               --         (794,910)      3,184,182
Laudus Rosenberg U.S. Large Capitalization Value Fund.....       248,334               --             (103)        786,416
Laudus Rosenberg U.S. Discovery Fund......................            --               --          (32,005)    161,891,818
Laudus Rosenberg U.S. Small Capitalization Fund...........            --       40,310,044         (109,135)    387,273,382
Laudus Rosenberg International Equity Fund................       161,184               --          (72,347)      7,925,408
Laudus Rosenberg International Small Capitalization
  Fund....................................................    53,201,925       19,815,981         (423,784)    255,571,245
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
  Equity Fund.............................................       173,293               --       (2,289,972)      2,796,263
Laudus Rosenberg Global Long/Short Equity Fund............            --               --       (1,002,015)      2,992,598
Laudus Rosenberg Value Long/Short Equity Fund.............       764,102               --      (64,708,227)     33,755,706

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, return of capital adjustments from REITs, and unrealized gains/(losses) on investments in passive foreign investment companies.

 148  Laudus Trust Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Laudus Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments and schedules of securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Global Long/ Short Equity Fund, and Laudus Rosenberg Value Long/Short Equity Fund (the "Funds") at March 31, 2006, the results of each of their operations for the period then ended, the changes in each of their net assets for each of the periods presented, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
May 23, 2006

                                                Laudus Trust Annual Report   149

OTHER TAX INFORMATION (UNAUDITED)

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended March 31, 2006, qualify for the corporate dividends received deduction for the following Funds:

                                                                    Dividends
                                                                Received Deduction
----------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization Fund.............          69.68%
Laudus Rosenberg U.S. Large Capitalization Growth Fund......         100.00%
Laudus Rosenberg U.S. Large Capitalization Value Fund.......          40.47%
Laudus Rosenberg U.S. Discovery Fund........................             --%
Laudus Rosenberg U.S. Small Capitalization Fund.............             --%
Laudus Rosenberg International Equity Fund..................             --%
Laudus Rosenberg International Small Capitalization Fund....             --%
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
  Equity Fund...............................................          62.89%
Laudus Rosenberg Global Long/Short Equity Fund..............             --%
Laudus Rosenberg Value Long/Short Equity Fund...............          62.50%

The Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, and Laudus Rosenberg Global Long/Short Equity Fund may elect to pass on the benefits of the foreign tax credit $60,844, $1,497,153 and $120,378 respectively, to its shareholders for the year ended March 31, 2006.

For the fiscal year March 31, 2006, certain dividends paid by the Funds may be subject to maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2006 Form 1099-DIV.

For the year ended March 31, 2006, the Funds designate the following percentage of qualified dividend income:

                                                                   Qualified
                                                                Dividend Income
-------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization Fund.............         66.01%
Laudus Rosenberg U.S. Large Capitalization Growth Fund......        100.00%
Laudus Rosenberg U.S. Large Capitalization Value Fund.......         40.53%
Laudus Rosenberg U.S. Discovery Fund........................        100.00%
Laudus Rosenberg U.S. Small Capitalization Fund.............            --%
Laudus Rosenberg International Equity Fund..................        100.00%
Laudus Rosenberg International Small Capitalization Fund....         24.41%
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
  Equity Fund...............................................         63.68%
Laudus Rosenberg Global Long/Short Equity Fund..............        100.00%
Laudus Rosenberg Value Long/Short Equity Fund...............         71.68%

 150  Laudus Trust Annual Report

Approvals of Investment Advisory and Sub-Advisory Agreements

The Investment Company Act of 1940 (the "1940 Act") requires that initial approval of, as well as the continuation of, a fund's investment advisory agreements must be specifically approved (1) by the vote of the Trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund's Trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreements. In addition, the Securities and Exchange Commission (the "SEC") takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board of Trustees (the "Board") calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreements between Laudus Trust (the "Trust") and CSIM, and the sub-advisory agreement among the Trust, CSIM and AXA Rosenberg Investment Management LLC (such investment advisory and sub-advisory agreement, collectively, the "Agreements") with respect to existing funds in the Trust operating as of December 31 of the previous year. The Trustees also review certain other agreements pursuant to which CSIM provides investment advisory services and AXA Rosenberg provides sub-advisory services to the Laudus Variable Insurance Trust. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM and AXA Rosenberg, including information about their affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Trustees also receive memoranda from counsel regarding the responsibilities of trustees for the approval of investment advisory contracts. In addition, the Independent Trustees receive advice from their counsel, meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM and AXA Rosenberg, as appropriate.

During the report period, at the September 19, 2005 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreements for an additional one year period. As a new fund, the Laudus Rosenberg International Discovery Fund (the "Fund") was not included in the Board's consideration of the renewal of the Agreements at the September 19, 2005 meeting. Rather, at the March 16, 2006 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the creation of the Fund and approved the Agreements appointing CSIM as investment adviser and AXA Rosenberg as sub-adviser to the Fund. This approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at that meeting and at prior meetings, including:

(1) the nature, extent and quality of the services to be provided to the Fund under the Agreements, including the resources of CSIM and its affiliates, and AXA Rosenberg, to be dedicated to the Fund;

(2) AXA Rosenberg's investment performance with respect to other funds using related investment techniques and how it compared to that of certain other comparable mutual funds;

(3) the Fund's anticipated expenses and how those expenses compared to those of certain other comparable mutual funds;

                                                Laudus Trust Annual Report   151

(4) the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. ("Schwab"), with respect to other funds, including both direct and indirect benefits accruing to CSIM and its affiliates, as well as the profitability of AXA Rosenberg; and

(5) the extent to which economies of scale might be realized as the Fund grows, and whether fee levels relating to the Fund in the Agreements reflect those economies of scale for the benefit of the Fund's investors.

Nature, Extent and Quality of Services. At prior meetings, the Board has extensively considered the nature, extent and quality of the services provided by CSIM to the Laudus Funds and the resources of CSIM and its affiliates dedicated to such funds. In this regard, the Trustees have evaluated, among other things, CSIM's personnel, experience, performance history of various products, and compliance program. The Trustees have also considered Schwab's excellent reputation in connection with the OneSource mutual fund offering and its overall financial condition, and how this affects the success of such funds. The Board has also considered the nature, extent and quality of the sub-advisory services provided by AXA Rosenberg to such funds and the resources it dedicates to such funds. At the March 16, 2006 meeting, the Board considered how these factors could apply to the Fund under the terms of the Agreements. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM and AXA Rosenberg to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported approval of the Agreements with respect to the Fund.

Fund Performance. At prior meetings, the Board has considered performance of the existing Laudus Funds using related investment techniques in determining whether to renew the Agreements with respect to such funds. Specifically, the Trustees have considered each existing fund's performance relative to its peer group of other mutual funds and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of the peer group, selection criteria and the reputation of the third party who prepared the peer group analysis. In evaluating the performance of each existing Laudus Fund, the Trustees have considered both risk and shareholder risk expectations for such fund and whether, irrespective of relative performance, the Sub-Adviser's absolute performance was consistent with expectations for its unique quantitative investment methodology. At the March 16, 2006 meeting, the Board also considered how these factors could apply to the Fund under the terms of the Agreements. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the existing Laudus Funds using related investment techniques and performance of CSIM and AXA Rosenberg supported approval of the Agreements with respect to the Fund.

Fund Expenses. At the March 16, 2006 meeting, with respect to the Fund's expenses, the Trustees considered the rate of compensation with respect to the Fund called for by the Agreements, and the Fund's net operating expense ratio in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees also considered information about average expense ratios of comparable mutual funds in the Fund's expected peer group. Finally, the Trustees considered the effects of CSIM's voluntary waiver of management fees to prevent total fund expenses from exceeding a specified cap for at least one year and that CSIM, through the waiver, will maintain the Fund's net operating expenses at competitive levels for its distribution channels. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported approval of the Agreements with respect to the Fund.

Profitability. With regard to profitability, at prior meetings the Trustees have considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In determining profitability, the Trustees have reviewed management's profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees have also considered any other benefits derived by CSIM and AXA Rosenberg from its relationship with the existing Laudus Funds, such as whether, by virtue of its management of such funds, CSIM or AXA Rosenberg obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to CSIM and AXA Rosenberg, and their respective affiliates, the Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each existing fund. The Board also considered the profitability of AXA Rosenberg with respect to the

 152  Laudus Trust Annual Report
sub-advisory services it provides to the existing Laudus Funds, although it also considered that AXA Rosenberg is compensated by CSIM, and not by such funds directly, and such compensation reflects arms-length negotiation between the parties. At the March 16, 2006 meeting, the Board considered how these factors could apply to the Fund. However, because the Fund had no operating history at the time of the Board's deliberations, the Board did not reach a specific conclusion with respect to the profitability of CSIM and AXA Rosenberg under the Agreements with respect to the Fund.

Economies of Scale. The Trustees considered the possible existence of any economies of scale and whether those will be passed along to the Fund's shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM. In this regard, and consistent with their consideration of the Fund's expenses, the Trustees considered that CSIM historically has committed, and in the future may commit, resources to minimize the effects on shareholders of diseconomies of scale during periods when the Fund's assets are relatively small through their contractual expense waivers. The Trustees noted that such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered CSIM's agreement to contractual investment advisory fee schedules which include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund should obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all-important or controlling. Based on the Trustees' deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the Agreements and concluded that the compensation with respect to the Fund under the Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

                                                Laudus Trust Annual Report   153

Trustees and Officers

INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------
Name, Address(1) and                                                                    Number of
Year of Birth                                                                         Portfolios in
(Term of Office(2) and                  Principal Occupation(s) and                   Fund Complex
Length of Time Served)              Other Directorships and Affiliations               Overseen(3)
---------------------------------------------------------------------------------------------------

Mariann Byerwalter      Chairman of JDN Corporate Advisory LLC. From 1996 to 2001,    68(3)
1960                    Vice President for Business Affairs and Chief Financial
(since 1/04)            Officer of Stanford University, and in 2001, Special Advisor
                        to the President of Stanford University.
                        Board 1 -- Trustee of the Laudus Trust, Laudus Variable
                        Insurance Trust, The Charles Schwab Family of Funds, Schwab
                        Investments, Schwab Capital Trust and Schwab Annuity
                        Portfolios, each a registered investment company that is
                        part of the same mutual fund complex as the Trusts (together referred to as the "Schwab Mutual Fund Complex"). Schwab
                        and/or its affiliates act as the investment adviser to each portfolio in the Schwab Mutual Fund Complex. Board
                        2 -- Director, Redwood Trust, Inc. (mortgage finance). Board
                        3 -- Director, PMI Group, Inc. (mortgage insurance).
---------------------------------------------------------------------------------------------------

William A. Hasler       Retired. Dean Emeritus, Haas School of Business, University   68(3)
1941                    of California, Berkeley. Until February 2004, Co-Chief
(since 1/04)            Executive Officer, Aphton Corporation (bio-
                        pharmaceuticals).
                        Board 1 -- Trustee of the Laudus Trust, Laudus Variable
                        Insurance Trust, The Charles Schwab Family of Funds, Schwab
                        Investments, Schwab Capital Trust and Schwab Annuity
                        Portfolios, each a registered investment company that is
                        part of the same mutual fund complex as the Trusts (together referred to as the "Schwab Mutual Fund Complex"). Schwab
                        and/or its affiliates act as the investment adviser to each portfolio in the Schwab Mutual Fund Complex. Board
                        2 -- Director, Aphton Corp. (bio-pharmaceuticals). Board
                        3 -- Director, Mission West Properties (commercial real
                        estate). Board 4 -- Director, TOUSA (home building). Board
                        5 -- Director, Stratex Networks (network equipment). Board
                        6 -- Director, Genitope Corp. (bio-pharmaceuticals). Board
                        7 -- Director & Non-Executive Chairman, Solectron Corp.
                        (manufacturing). Board 8 -- Director, Ditech Communications
                        Corp. (voice communications technology).
---------------------------------------------------------------------------------------------------

Nils H. Hakansson       Retired. Sylvan C. Coleman Professor of Finance and           11(4)
1937                    Accounting Emeritus, Haas School of Business, University of
(since 3/90)            California Berkeley, since 2003. From July 1969 to January
                        2003, Professor of Finance and Accounting, Haas School of
                        Business, University of California, Berkeley (higher
                        education).
                        Board 1 -- Trustee of the Laudus Trust and Laudus Variable
                        Insurance Trust, each a registered investment company that is part of the Schwab Mutual Fund Complex, which also
                        includes the Trusts. Schwab and/or its affiliates act as the investment adviser to each portfolio in the Schwab Mutual
                        Fund Complex.

(1)
  The mailing address of each of the Trustees is 101 Montgomery Street, San Francisco, CA 94104.

(2)
  There is no stated term of office for the Trustees of the Trusts.

(3)
  This includes 57 Schwab Funds, 10 series of the Laudus Trust and the sole series of the Laudus Variable Insurance Trust, all of which are managed by CSIM or its affiliates and are included in the Schwab mutual fund complex.

(4)
  This includes 10 series of the Laudus Trust and the sole series of the Laudus Variable Insurance Trust.

The Statement of Additional Information includes additional information about Trustees and Officers and is available, without charge, upon written request, or by calling toll-free 1.866.452.8387.
 154  Laudus Trust Annual Report

Trustees and Officers continued

OFFICERS OF TRUSTS

-----------------------------------------------------------------------------------------------------------------------
Name, Address(1) and
Year of Birth
(Term of Office(2) and
Length of Time Served)        Position with the Trust  Principal Occupation(s) and Other Directorships and Affiliations
-----------------------------------------------------------------------------------------------------------------------
Evelyn Dilsaver, 1955         President and Chief      President, Chief Executive Officer, and Director, Charles Schwab
(9/05-present)                Executive Officer        Investment Management, Inc.; President and Chief Executive
                                                       Officer, Schwab Funds; Executive Vice President, Charles Schwab
                                                       & Co., Inc. From June 2003 to July 2004, Senior Vice President,
                                                       Asset Management Products and Services, Charles Schwab & Co.,
                                                       Inc. Prior to June 2003, Executive Vice President, Chief
                                                       Financial Officer, and Chief Administrative Officer, U.S. Trust,
                                                       a subsidiary of The Charles Schwab Corporation.
-----------------------------------------------------------------------------------------------------------------------
Daniel Kern, 1961             Chief Financial          Vice President, Investment Operations, Charles Schwab Investment
(3/05-present)                Officer, Treasurer and   Management, Inc.; Assistant Treasurer, Schwab Funds. Until
                              Vice President           September 2005, Assistant Treasurer, Laudus Trust and Laudus
                                                       Variable Insurance Trust. Until December 2004, Vice President,
                                                       Internal Audit, Charles Schwab Corporation. Prior to January
                                                       2003, Managing Director and Principal, Montgomery Asset
                                                       Management.
-----------------------------------------------------------------------------------------------------------------------
Jeffrey Mortimer, 1963        Vice President and       Senior Vice President and Chief Investment Officer - Equities,
(6/04-present)                Chief Investment         Charles Schwab Investment Management, Inc. and Schwab Funds.
                              Officer                  Prior to 2004, Vice President and Sr. Portfolio Manager, Charles
                                                       Schwab Investment Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
Alison Baur, 1964             Chief Legal Officer      Vice President and Associate General Counsel, Charles Schwab &
(1/04-present)                                         Co., Inc. Until 2003, Senior Corporate Counsel, Charles Schwab &
                                                       Co., Inc. From 2001-2004, Chief Legal Officer & Secretary,
                                                       Excelsior Funds; Chief Legal Officer, Excelsior Directional
                                                       Hedge Fund and Excelsior Private Equity Funds.
-----------------------------------------------------------------------------------------------------------------------
Randall Fillmore, 1960        Chief Compliance         Senior Vice President and Chief Compliance Officer, Charles
(9/04-present)                Officer                  Schwab Investment Management, Inc; Senior Vice President,
                                                       Charles Schwab & Co., Inc.; Chief Compliance Officer, Schwab
                                                       Funds. From 2002 to 2003, Vice President, Charles Schwab & Co.,
                                                       Inc. and Charles Schwab Investment Management, Inc. From 2000 to
                                                       2002, Vice President, Internal Audit, Charles Schwab & Co., Inc.
-----------------------------------------------------------------------------------------------------------------------
Bill Thomas, 1962             Vice President           Senior Vice President, Distribution, Charles Schwab Investment
(6/04-present)                                         Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
Michael Haydel, 1972          Vice President and AML   Vice President, Asset Management Client Services, Charles Schwab
(6/05-present)                Officer                  & Co., Inc. Until March 2004, Director, Charles Schwab & Co.,
                                                       Inc.
-----------------------------------------------------------------------------------------------------------------------
Alice Schulman, 1950          Clerk                    Vice President & Assistant Secretary, Charles Schwab Investment
(1/04-present)                                         Management, Inc.; Assistant Secretary, Schwab Funds and The
                                                       Charles Schwab Bank, N.A. Until 2003, Director -- Project
                                                       Management, Charles Schwab Investment Management, Inc.

(1)
  The mailing address of each of the officers is 101 Montgomery Street, San Francisco, CA 94104.

(2)
  There is no stated term of office for the officers of the Trusts.

The Statement of Additional Information includes additional information about Trustees and Officers and is available, without charge, upon written request, or by calling toll-free 1.866.452.8387.
                                                Laudus Trust Annual Report   155

Definitions, Terms and Other Information

90 DAY T-BILL is a short-term discounted, government debt instrument of 90 days or less, issued in $10,000 denominations that pay its face value at maturity. The government issues Treasury bills weekly.

ALPHA is a measure of a fund's risk-adjusted return. Alpha can be used to directly measure the value added or subtracted by a fund's manager. It is calculated by measuring the difference between a fund's actual returns and its expected performance given its level of market risk as measured by beta.

BETA is a measure of the volatility of a stock relative to the overall market. A beta of less than one indicates lower historical risk than the market; a beta of more than one indicates higher historical risk than the market.

DIVIDEND YIELD RISK measures the trailing 12 month dividend divided by current market price of the primary security of each company and is expressed in number of standard deviations from market mean. A higher reading on Yield in general means higher annual dividend yield based on current price relative to market.

GDP, OR GROSS DOMESTIC PRODUCT, is the market value of the goods and services produced by labor and property in the United States.

THE STANDARD & POOR'S 500(R) (S&P 500) INDEX is an unmanaged index measuring large-cap U.S. stock market performance, and includes a representative sample of leading companies in leading industries.

THE RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

THE RUSSELL 1000(R) VALUE INDEX measures the performance of those Russell 1000 companies with lower valuation ratios such as price-to-book and price-to-earnings ratios.

THE RUSSELL 2000(R) INDEX measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, and represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

THE RUSSELL 2500(TM) INDEX measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, and represents approximately 16% of the total market capitalization of the Russell 3000(R) Index.

PRICE TO EARNINGS RATIO is the price of a stock divided by its historical earnings per share.

PRICE TO BOOK RATIO compares the stock's market value to the value of the total assets less the total liabilities.

PRICE TO CASH FLOW RATIO is the price of a stock dividend by its reported cash flow per share.

RELATIVE STRENGTH is the rate that a stock falls relative to other stocks in a falling market or rises relative to other stocks in a rising market.

RETURN ON EQUITY represents the amount earned on a company's common stock investment for a given period, calculated by dividing common stock equity into net income for the period after preferred stock dividends but before common stock dividends.

TRADING ACTIVITY is one of several risk factors commonly used to attribute a portfolio's return relative to its benchmark. Specifically, trading activity measures a stock's trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, the Securities and Exchange Commission's website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission's website at www.sec.gov.

Quarterly Disclosure of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund's most recent Form N-Q is also available at www.laudus.com.

 156  Laudus Trust Annual Report

                                                             (LAUDUS FUNDS LOGO)

                                                 COMMAND PERFORMANCE(TM)

MANAGER
Charles Schwab Investment Management, Inc.
101 Montgomery Street
San Francisco, California 94104

SHAREHOLDER SERVICES
1.866.452.8387 Investment Professionals
1.800.447.3332 Individual Investors
www.laudus.com

This report is for the information of the shareholders of the Laudus Trust.
Its use in connection with any offering of the Trust's shares is authorized only in case of concurrent or prior delivery of the current prospectus.

REG 34765-03

ITEM 2: CODE OF ETHICS.

(a) Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c) During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d) During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1) Registrant has filed this code of ethics as an exhibit pursuant to Item 11(a)(1) of Form N-CSR.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) Disclose that the registrant's board of directors has determined that the registrant either:

       (i) Has at least one audit committee financial expert serving on its audit committee; or

       (ii) Does not have an audit committee financial expert serving on its audit committee.

       (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

       (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

       (ii) Be an "interested person" of the investment company as defined in
       Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

       (3) If the registrant provides the disclosure required by paragraph
(a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS NILS H. HAKANSSON, WHO IS "INDEPENDENT" FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

       Audit Fees

       2005: $259,290       2004: $237,605

(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant's financial statements and are not reported under paragraph (a) above.

       Audit-Related Fees

       For services rendered to Registrant:

       2005: $20,000        2004: NONE

       Nature of these services: Agreed upon services in regards to service provider conversion.

           In each of the last two fiscal years there were no "Audit-Related Fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

       Tax Fees

       For services rendered to Registrant:

       2005: $67,980        2004: $65,365

       Nature of these services: preparation and review of tax returns.

       In each of the last two fiscal years there were no "Tax Fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

       All Other Fees

       For services rendered to Registrant:

       2005: $18,462        2004: NONE

       Nature of these services: non-audit services related to the requirements of Section 15(c) of the Investment Company Act of 1940, such as evaluation of the Profitability Analysis System.

       In each of the last two fiscal years there were no "All Other Fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Registrant's audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant's audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant's principal accountant for services rendered to Registrant, to Registrant's investment adviser, and to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant.

       2005: $106,442       2004: $65,365

Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant's principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant's investment adviser that DOES NOT provide services to Registrant.

       2005: $4,029,138     2004: (not reported)

(h) During the past fiscal year, all non-audit services provided by Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6: SCHEDULE OF INVESTMENTS.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8: PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10: SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11: CONTROLS AND PROCEDURES.

(a) Based on their evaluation of Registrant's disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant's Chief Executive Officer, Evelyn Dilsaver and Registrant's Principal Financial Officer, Daniel Kern, have concluded that Registrant's disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant's officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant's internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant's internal control over financial reporting.

ITEM 12: EXHIBITS.

(a) (1) Registrant's code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

       (2) Separate certifications for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

       (3) Not applicable.

(b) A certification for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant )  The Laudus Trust

By: /s/ Evelyn Dilsaver
    -------------------
        Evelyn Dilsaver
        President and Chief Executive Officer

Date:   May 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Evelyn Dilsaver
    -----------------------------------------
        Evelyn Dilsaver
        President and Chief Executive Officer

Date:   May 22, 2006

By: /s/ Daniel Kern
    -----------------------------------------
        Daniel Kern
        Principal Financial Officer

Date:   May 22, 2006